SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	333-109579

Post-Effective Amendment No. 6	☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑

Amendment No. 7	811-21440

(Check appropriate box or boxes)
TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
(Exact name of Registrant)
TRANSAMERICA LIFE INSURANCE COMPANY
(Name of Depositor)
4333 Edgewood Road NE
Cedar Rapids, Iowa 52499
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, including Area Code: (610) 439-5253

(Name and complete address of agent for service)	Copy to:

Frank A. Camp, Esq.	Frederick R. Bellamy, Esq.
Transamerica Life Insurance Company	Sutherland Asbill & Brennan LLP
4333 Edgewood Road, N.E.	1275 Pennsylvania Avenue, N.W.
Cedar Rapids, IA 52499	Washington, DC 20004-2415
     It is proposed that this filing will become effective:
     ☐     immediately upon filing pursuant to paragraph (b)
     ☑     on May 1, 2008 pursuant to paragraph (b)
     ☐     60 days after filing pursuant to paragraph (a)(1)
     ☐     on April XX, 2008 pursuant to paragraph (a)(1) of Rule 485.
If appropriate, check the following box:
☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of securities being registered: Individual variable adjustable life insurance policies.

PART A

PROSPECTUS
May 1, 2008

ADVANTAGE X
issued through
Transamerica Corporate Separate Account Sixteen
by
Transamerica Life Insurance Company
Home Office:
4333 Edgewood Road NE
Cedar Rapids, IA 52499
1-888-804-8461    1-319-355-8572

A VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

This prospectus describes the Advantage X, a variable adjustable life insurance policy (the “Policy”) offered by Transamerica Life Insurance Company (“Transamerica Life,” “we,” or “us”) an AEGON company. A purchaser of a Policy (“owner”, “you” or “your”) may allocate amounts under the Policy to one or more of the subaccounts of the Transamerica Corporate Separate Account Sixteen (the “separate account”) or to the fixed account (which credits a specified guaranteed interest rate). Each subaccount invests its assets in one of the corresponding underlying fund portfolios listed on the following page.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.

Prospectuses for the portfolios must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.

An investment in this Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Policy involves risk, including possible loss of the amount invested and possible loss of insurance coverage.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

A I M Variable Insurance Funds

☐	AIM V.I. Dynamics Fund (Series I Shares)

☐	AIM V.I. Financial Services Fund (Series I Shares)

☐	AIM V.I. Global Health Care Fund (Series I Shares)

☐	AIM V.I. Small Cap Equity Fund (Series I Shares)

☐	AIM V.I. Technology Fund (Series I Shares)

American Funds Insurance Series

☐	AFIS Global Small Capitalization Fund (Class 2)
☐	AFIS Growth Fund (Class 2)
☐	AFIS International Fund (Class 2)
☐	AFIS New World Fund (Class 2)

DFA Investment Dimensions Group, Inc.

☐	DFA VA Global Bond Portfolio

☐	DFA VA International Small Portfolio

☐	DFA VA International Value Portfolio

☐	DFA VA Large Value Portfolio

☐	DFA VA Short-Term Fixed Portfolio

☐	DFA VA Small Value Portfolio

DWS Investments VIT Funds

☐	DWS Small Cap Index VIP (Class A)

Fidelity Variable Insurance Products Funds

☐	Fidelity VIP Balanced Portfolio (Initial Class)

☐	Fidelity VIP Contrafund® Portfolio (Initial Class)

☐	Fidelity VIP Growth Portfolio (Initial Class)
☐	Fidelity VIP Growth Opportunities Portfolio (Initial Class)
☐	Fidelity VIP High Income Portfolio (Initial Class)
☐	Fidelity VIP International Capital Appreciation Portfolio (Initial Class)
☐	Fidelity VIP Mid Cap Portfolio (Initial Class)

First Eagle Variable Funds, Inc.

☐	First Eagle Overseas Variable Fund

Ibbotson ETF Allocation Series

☐	Ibbotson Aggressive Growth ETF Asset Allocation Portfolio (Class 1)

☐	Ibbotson Balanced ETF Asset Allocation Portfolio (Class 1)

☐	Ibbotson Conservative ETF Asset Allocation Portfolio (Class 1)

☐	Ibbotson Growth ETF Asset Allocation Portfolio (Class 1)

☐	Ibbotson Income and Growth ETF Allocation Portfolio (Class 1)

Janus Aspen Series

☐	Janus Aspen Flexible Bond Portfolio (Institutional Shares)

☐	Janus Aspen Forty Portfolio (Institutional Shares)

☐	Janus Aspen International Growth Portfolio (Institutional Shares)

☐	Janus Aspen Large Cap Growth Portfolio (Institutional Shares)

☐	Janus Aspen Mid Cap Growth Portfolio (Institutional Shares)

☐	Janus Aspen Worldwide Growth Portfolio (Institutional Shares)

PIMCO Variable Insurance Trust

☐	PIMCO VIT All Asset Portfolio (Administrative Class)
☐	PIMCO VIT All Asset Portfolio (Institutional Class)
☐	PIMCO VIT Real Return Portfolio (Institutional Class)
☐	PIMCO VIT Short-Term Portfolio (Institutional Class)

☐	PIMCO VIT StocksPLUS® Growth and Income Portfolio (Institutional Class)

☐	PIMCO VIT Total Return Portfolio (Institutional Class)

Royce Capital Fund

☐	Royce Micro-Cap Portfolio
☐	Royce Small-Cap Portfolio

T. Rowe Price Equity Series, Inc.

☐	T. Rowe Price Blue Chip Growth Portfolio
☐	T. Rowe Price Equity Income Portfolio

☐	T. Rowe Price Mid-Cap Growth Portfolio

☐	T. Rowe Price New America Growth Portfolio

T. Rowe Price International Series, Inc.

☐	T. Rowe Price International Stock Portfolio

Third Avenue Variable Series Trust

☐	Third Avenue Value Portfolio

The Universal Institutional Funds, Inc.

☐	UIF U.S. Mid Cap Value Portfolio (Class I)

Van Eck Worldwide Insurance Trust

☐	Van Eck Worldwide Absolute Return Fund

Vanguard® Variable Insurance Fund

☐	Vanguard® VIF Balanced Portfolio

☐	Vanguard® VIF Capital Growth Portfolio

☐	Vanguard® VIF Diversified Value Portfolio

☐	Vanguard® VIF Equity Income Portfolio

☐	Vanguard® VIF Equity Index Portfolio

☐	Vanguard® VIF Growth Portfolio

☐	Vanguard® VIF High Yield Bond Portfolio

☐	Vanguard® VIF International Portfolio

☐	Vanguard® VIF Mid-Cap Index Portfolio

☐	Vanguard® VIF Money Market Portfolio

☐	Vanguard® VIF REIT Index Portfolio

☐	Vanguard® VIF Short-Term Investment-Grade Portfolio

☐	Vanguard® VIF Small Company Growth Portfolio

☐	Vanguard® VIF Total Bond Market Index Portfolio

☐	Vanguard® VIF Total Stock Market Index Portfolio

i

ii

This Policy is not available in the State of New York.

iii

POLICY BENEFITS/RISKS SUMMARY	Advantage X

This summary describes the Policy’s important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policy in General

•	The Advantage X is a variable adjustable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy’s cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).

•	Under Transamerica Life’s current rules, the Policy will be offered to corporations and partnerships that meet the following conditions at issue:

•	A minimum of five (5) Policies are issued, each on the life of a different insured; or

•	The aggregate annualized first-year planned premium for all Policies is at least $100,000.

•	The Policy is designed to be long-term in nature in order to provide significant life insurance benefits. However, purchasing this Policy involves certain risks. You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle.

•	Fixed Account. You may put your cash value in the fixed account where it earns at least 2.00% annual interest. We may declare higher rates of interest, but we are not obligated to do so. The fixed account is part of our general account.

•	Separate Account. You may also put your cash value in any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the inside front cover of this prospectus and under “The Portfolios” section. Money you place in a subaccount is subject to investment risk, and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.

•	Supplemental Benefits (Riders). Supplemental riders, such as the Term Life Insurance Rider and the Experience Credits Rider, are available under the Policy. Depending on the riders you add, we may deduct a charge for the rider from the Policy’s cash value as part of the monthly deduction. These riders may not be available in all states.

Flexible Premiums

•	You select a premium payment plan, but the plan is flexible — you are not required to pay premiums according to the plan. You must pay an initial premium before insurance coverage is in force. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits.

•	You increase your risk of lapse if you do not regularly pay premiums; however, failing to pay premiums alone will not cause the Policy to lapse and paying the planned premiums will not guarantee that the Policy will remain in force. Under certain circumstances, extra premiums may be required to prevent lapse.

Free-Look Period

•	The free-look period generally expires 14 days after we mail the Policy or 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period. Unless we receive information or are notified otherwise at our home office, we will deem the Policy delivered to you 4 days after we mail the Policy. You may return the Policy during this period and, depending upon the

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laws of the state governing your Policy (usually the state where you live), receive a refund of the greater of (a) the Policy’s cash value as of the date the Policy is returned or (b) the amount of premiums paid, less any partial withdrawals. Depending on the laws of the state governing your Policy (usually the state where you live), we will either allocate your net premium to the accounts you indicated on your application, or we will hold the premium in our general account until the end of the free-look period.

Variable Life Insurance Benefit

•	If the insured dies while the Policy is in force, we will pay a life insurance benefit to the beneficiary(ies). The amount of the life insurance benefit depends on the face amount of insurance you select (the “face amount”), the life insurance benefit option you choose, the tax compliance test you choose, and any additional insurance provided by riders you purchase.

•	Choice Among Life Insurance Benefit Options. You must choose one of three life insurance benefit options. We offer the following:

•	Option 1 is the greater of:

—	the face amount of the Policy, or

—	a limitation percentage multiplied by the Policy’s cash value on the date of the insured’s death.

•	Option 2 is the greater of:

—	the face amount of the Policy plus the Policy’s cash value on the date of the insured’s death, or

—	a limitation percentage multiplied by the Policy’s cash value on the date of the insured’s death.

•	Option 3 is the greater of:

—	the face amount of the Policy plus the cumulative premiums paid less cumulative partial withdrawals, or

—	a limitation percentage multiplied by the Policy’s cash value on the date of the insured’s death.

We will reduce the life insurance benefit proceeds by any outstanding indebtedness and any due and unpaid charges. We will increase the life insurance benefit proceeds by any additional insurance benefits you add by rider. We may pay benefits under the Policy in a lump sum or under one of the settlement options set forth in the Policy.

The Policy allows you to choose between two life insurance tax compliance tests: the guideline premium test and the cash value accumulation test. You can choose either tax compliance test with any of the three life insurance benefit options. Your election may affect the amount of the life insurance benefit proceeds and the monthly deduction. Once chosen, the test may not be changed. You should consult a tax advisor when choosing a tax test.

•	Under current tax law, the life insurance benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.

•	Change in Life Insurance Benefit Option and Face Amount. After the first Policy year, you may change the life insurance benefit option or increase or decrease the face amount by sending a written request to our home office. Any increase in face amount will require proof of insurability and will result in additional charges. Changes in life insurance benefit options may require proof of insurability. We do not allow changes between life insurance benefit options 2 and 3. Changing the life insurance benefit option or the face amount may have tax consequences.

Cash Value

•	Cash value is the sum of your Policy’s value in each subaccount, the fixed account, and the loan account. It is the starting point for calculating important values under the Policy, such as net cash value and the life insurance benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions and/or any outstanding loan amount(s).

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Transfers

•	You can transfer cash value among the subaccounts and the fixed account subject to certain restrictions. You currently may make transfers in writing or by fax to our home office.

•	We reserve the right to charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.

•	An asset rebalancing program is available.

•	After the first Policy year, you may make one transfer per Policy year from the fixed account. We must receive your request to transfer from the fixed account within 30 days after a Policy anniversary. The maximum amount that may be transferred is the greater of 25% of the then-current value of the fixed account or the amount transferred in the prior Policy year from the fixed account.

•	We reserve the right to impose severe restrictions on, or even eliminate the transfer privilege. See “Disruptive Trading and Market Timing.”

Loans

•	After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy of up to 90% of the net cash value on that date. We may permit a loan before the first Policy anniversary for Policies issued pursuant to a transfer of cash values from another life insurance policy under Section 1035 (a) of the Internal Revenue Code (the “Code”). The minimum loan amount is $500.

•	We currently charge interest of 2.67% annually in Policy Years 1-17, 2.25% annually in Policy Years 18-30, and 2.15% annually in Policy Years 31+ on any outstanding indebtedness. This charge may increase, but is guaranteed not to exceed 4.00%. Interest is added to the amount of the loan to be repaid.

•	To secure the loan, we transfer a portion of your cash value to the loan account. The loan account is part of our general account. We will credit 2.00% interest annually on amounts in the loan account.

•	Loans may have tax consequences. In particular, Federal income taxes and a penalty tax may apply to loans you take from or secure by the Policy if it is a modified endowment contract. See “Federal Income Tax Considerations.”

Partial Withdrawals and Surrenders

•	You may take partial withdrawals of cash value after the first Policy year. The amount of the withdrawal must be at least $500, and the remaining net cash value following a withdrawal may not be less than $500.

•	We reserve the right to deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) pro rata from each of the subaccounts and the fixed account.

•	The cash value and the net cash value will be reduced, as of the date of payment, by the amount of any partial withdrawal that you make and any processing fee.

•	If you select life insurance benefit option 1, a partial withdrawal will reduce the face amount by the amount of the withdrawal. If you select life insurance benefit option 2, a partial withdrawal will not reduce the face amount. If you select life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawal minus the sum of the premiums paid; otherwise the face amount is not reduced. In no event will the face amount be reduced below $1,000.00.

•	You may fully surrender the Policy at any time before the insured’s death. Life insurance coverage will end. You will receive the net cash value. There are no surrender charges on this Policy, but there is a monthly deferred sales load.

•	A partial withdrawal or surrender may have tax consequences.

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Tax Benefits

A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance Policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.

If the Policy satisfies the definition of life insurance under the Code, the life insurance benefit generally should be excludable from the taxable income of the recipient. In addition, you should not be deemed to be in constructive receipt of the cash value, and therefore should not be taxed on increases (if any) in the cash value until you take out a loan or partial withdrawal, surrender the Policy, or we pay the maturity benefit. Transfers between the accounts are not taxable transactions.

Personalized Illustrations

You may request personalized illustrations that reflect your own particular circumstances. These hypothetical illustrations may help you to:

•	understand the long-term effects of different levels of investment performances,

•	understand the charges and deductions under the Policy, and

•	compare the Policy to other life insurance policies.

These hypothetical illustrations also show the value of the annual premiums accumulated with interest and demonstrate that the net cash value may be low (compared to the premiums paid plus accumulated interest) especially if you surrender the Policy in the early Policy years. Therefore, you should not purchase the Policy as a short-term investment. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

Policy Risks

Investment Risks

You must allocate your Policy’s cash value to one or more subaccounts, which invest in a designated portfolio. You will be subject to the risk that the investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the fixed account, we will credit your fixed account value with a declared rate of interest. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2.00%.

Risk of Lapse

Your Policy may lapse if loans, partial withdrawals, the monthly deductions and insufficient investment returns reduce the net cash value to zero. The Policy will enter a 62-day late period if on any monthly deduction day the net cash value (the cash value minus any outstanding indebtedness) is not enough to pay the monthly deduction due, and then your Policy will lapse unless you make a sufficient payment during the late period.

If you take a partial withdrawal or Policy loan, if you make changes in the life insurance benefit option or the face amount, or if you add, increase or decrease a rider, you may increase the risk of a lapse.

A Policy lapse may have adverse tax consequences.

You may reinstate this Policy within five years after it has lapsed (and before the insured reaches age 100), if the insured meets our insurability requirements and you pay the amount we require.

Tax Risks (Income Tax and MEC)

A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance Policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance

4

policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements. In the absence of guidance, however, there is less certainty with respect to Policies issued on a substandard basis, particularly if you pay the full amount of premiums.

Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on partial withdrawals, surrenders and loans taken before you reach age 59 1/2. All MECs that we (and/or our affiliates) issue to the same owner in the same calendar year are treated as one MEC for purposes of determining the amount includible in the owner’s income when taxable distribution occurs. If a Policy is not treated as a MEC, partial withdrawals, surrenders and loans generally will not be subject to tax to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. See “Federal Income Tax Considerations.” You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

Loan Risks

A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and the fixed account and place that amount in the loan account as collateral. We then credit a fixed interest rate of 2.00% to the loan account. As a result, the loan account does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited to the unloaned portion of the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rate credited to the fixed account, the effect could be favorable or unfavorable.

We currently charge an annual interest rate on Policy loans of 2.67% in Policy years 1-17, 2.25% in Policy years 18-30, and 2.15% in Policy years 31+, payable in arrears. This charge may increase, but it will not exceed 4.00%. Interest is added to the amount of the loan to be repaid.

A Policy loan could make it more likely that a Policy would lapse. Adverse tax consequences may result from a lapse, especially if the Policy is a non-MEC.

If a loan from a Policy is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy.

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

PORTFOLIO RISKS

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus. Please refer to the prospectuses for the portfolios for more information.

There is no assurance that any of the portfolios will achieve its stated investment objective.

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FEE TABLES

The following tables describe the fees and expenses that are payable when buying and owning a Policy. If the amount of a charge depends on the personal characteristics of the insured or the owner, the fee table lists the minimum and maximum charges we assess under the Policy, as well as the fees and charges of a typical insured, with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that are payable when buying the Policy, paying premiums, making partial withdrawals from the Policy, taking loans or transferring Policy cash value among the subaccounts and the fixed account.

Transaction Fees

	When Charge	Amount Deducted Maximum	Amount Deducted Current
Charge	is Deducted	Guaranteed Charge the Policy Allows	Charge at Time of Policy Issue

Percent of Premium Load	Upon receipt of premium	15.00% of each premium received	10.00% of premium received up to target premium(1) in Policy year 1; 6.50% of premium received up to target premium in Policy years 2-4; 2.50% of premium received up to target premium in Policy years 5-7; 2.10% of premium received up to target premium in Policy years 8-10 in excess of target premium; 0.50% of premium received up to target premium in Policy years 11+

Partial Withdrawal Charge	Upon withdrawal	$25.00	$0

Transfer Charge	Upon each transfer beyond 12 transfers in any Policy year	$25.00 for each transfer in excess of 12 per Policy year	$0

(1)	The “target premium” is not the planned premium that you intend to pay. The target premium is used only to calculate the percent of premium load. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract. Target premiums vary depending on the insured’s sex, issue age and underwriting class.

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The table below describes the fees and expenses that a policy owner will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses

	When Charge	Amount Deducted Maximum	Amount Deducted Current
Charge	is Deducted	Guaranteed Charge the Policy Allows	Charge at Time of Policy Issue

Monthly Contract Charge	On the effective date (date of issue) and on each monthly deduction day	$10.00 per month	$5.00 per month
Cost of Insurance(1) (without extra ratings)(2)
• Minimum Charge	On the effective date and on each monthly deduction day	$0.09 per month per $1000 of net amount at risk(3) (Female, Non-Tobacco, Age 20, Medical Issue)	$0.0138 per month per $1000 of net amount at risk (Female, Non-Tobacco, Age 20, Medical Issue)
• Maximum Charge		$83.33 per month per $1000 of net amount at risk (Male, Tobacco, Age 99, Guaranteed Issue)	$33.04 per month per $1000 of net amount at risk (Male, Tobacco, Age 99, Guaranteed Issue)
• Charge for a Male, age 48, Guaranteed Issue, during the first Policy year		$0.50 per month per $1000 of net amount at risk	$0.11 per month per $1000 of net amount at risk
Mortality and Expense Risk Charge	On the effective date and on each monthly deduction day	2.00% (annually) of the average cash value	0.67% (annually) of the average cash value in Policy years 1-17, 0.25% (annually) of the average cash value in Policy years 18-30, and 0.15% (annually) of the average cash value in Policy years 31+
Loan Interest Spread(4)	On Policy anniversary or earlier, as applicable(5)	2.00% (annually)	0.67% (annually) in Policy years 1-17; 0.25% (annually) in Policy years 18-30; and 0.15% (annually) in Policy years 31+
Monthly Deferred Sales Load	On each monthly deduction day during Policy years 2-7	0.30% of all premium received in Policy year 1	0.250% of the premium received up to target premium in Policy year 1, and 0.017% of premium received in excess of target premium in Policy year 1
Term Life Insurance Rider(6)
• Minimum Charge	On the effective date (date of issue) and on each monthly deduction day	$0.06 per month per $1000 of net amount at risk	$0.0138 per month per $1000 of net amount at risk
• Maximum Charge		$83.33 per month per $1000 of net amount at risk	$33.04 per month per $1000 of net amount at risk
• Charge for a Male, age 48, Guaranteed Issue		$0.50 per month per $1000 of net amount at risk	$0.11 per month per $1000 of net amount at risk

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(1)	Cost of insurance rates vary based on the insured’s age, sex, underwriting class and Policy duration. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy’s specifications page will indicate the guaranteed cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your registered representative or the home office listed on the back cover.

(2)	We may place an insured in a substandard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured presents additional mortality risks, we may add a surcharge to the cost of insurance rates.

(3)	The net amount at risk equals the life insurance benefit on a monthly deduction day, minus the cash value as of the monthly deduction day.

(4)	The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed a maximum of 4.00% annually) and the amount of interest we credit to the amount in your loan account (which is a maximum of 2.00% annually). See “Maximum Loan Account Interest Rate.”

(5)	While a Policy loan is outstanding, loan interest is charged in arrears on each Policy anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination or the insured’s death.

(6)	The charge for this rider varies based on the insured’s age, sex and underwriting class, and face amount or net amount at risk. Charges based on actual age may increase as the insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about your rider charges by contacting your registered representative or the home office listed on the back cover.

The following table shows the lowest and highest total operating expenses (before any fee waiver or expense reimbursement) charged by any of the portfolios for the fiscal year ended December 31, 2007. These expenses may be different in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses	Lowest	Highest

(total of all expenses that are deducted from portfolio assets, including management fees, distribution (12b-1) and other expenses)	0.14%	110.50%

Annual Portfolio Operating Expenses
(expenses deducted from portfolio assets)

The purpose of this table is to help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios for the fiscal year ended December 31, 2007 (except as noted in the footnotes). The information in this table (and in the footnotes thereto) was provided to Transamerica Life by the applicable portfolio. Transamerica Life has not independently verified such information. Expenses of the portfolios may be higher or lower in the future. For more information on the portfolio expenses described in this table, see the portfolio prospectuses, which accompany this prospectus.

						Fees and
				Acquired	Gross	Expenses	Total
				Fund Fees	Total	Contractually	Net
	Management	Other	12b-1	and	Annual	Waived or	Annual
Portfolio	Fees	Expenses	Fees	Expenses	Expenses	Reimbursed(32)	Expenses
AIM V.I. Dynamics Fund — Series I(1)	0.75%	0.36%	N/A	N/A	1.11%	0.00%	1.11%

AIM V.I. Financial Services Fund — Series I(1)	0.75%	0.36%	N/A	N/A	1.11%	0.00%	1.11%

AIM V.I. Global Health Care Fund — Series I(1)	0.75%	0.32%	N/A	0.01%	1.08%	0.01%	1.07%

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						Fees and
				Acquired	Gross	Expenses	Total
				Fund Fees	Total	Contractually	Net
	Management	Other	12b-1	and	Annual	Waived or	Annual
Portfolio	Fees	Expenses	Fees	Expenses	Expenses	Reimbursed(32)	Expenses
AIM V.I. Small Cap Equity Fund — Series I(2)	0.75%	0.37%	N/A	N/A	1.12%	0.00%	1.12%

AIM V.I. Technology Fund — Series I(1)	0.75%	0.35%	N/A	N/A	1.10%	0.00%	1.10%

AFIS Global Small Capitalization Fund (Class 2)	0.70%	0.03%	0.25%	N/A	0.98%	0.00%	0.98%

AFIS Growth Fund (Class 2)	0.32%	0.01%	0.25%	N/A	0.58%	0.00%	0.58%

AFIS International Fund (Class 2)	0.49%	0.03%	0.25%	N/A	0.77%	0.00%	0.77%

AFIS New World Fund (Class 2)	0.76%	0.06%	0.25%	N/A	1.07%	0.00%	1.07%

DFA VA Global Bond Portfolio	0.25%	0.06%	N/A	N/A	0.31%	0.00%	0.31%

DFA VA International Small Portfolio	0.50%	0.12%	N/A	N/A	0.62%	0.00%	0.62%

DFA VA International Value Portfolio	0.40%	0.07%	N/A	N/A	0.47%	0.00%	0.47%

DFA VA Large Value Portfolio	0.25%	0.03%	N/A	N/A	0.28%	0.00%	0.28%

DFA VA Short-Term Fixed Portfolio	0.25%	0.06%	N/A	N/A	0.31%	0.00%	0.31%

DFA VA Small Value Portfolio	0.50%	0.06%	N/A	N/A	0.56%	0.00%	0.56%

DWS Small Cap Index VIP (Class A)(3),(4)	0.35%	0.15%	N/A	N/A	0.50%	0.03%	0.47%

Fidelity VIP Balanced Portfolio (Initial Class)	0.41%	0.16%	N/A	N/A	0.57%	0.00%	0.57%

Fidelity VIP Contrafund® Portfolio (Initial Class)(5)	0.56%	0.09%	N/A	N/A	0.65%	0.00%	0.65%

Fidelity VIP Growth Portfolio (Initial Class)(5)	0.56%	0.09%	N/A	N/A	0.65%	0.00%	0.65%

Fidelity VIP Growth Opportunities Portfolio (Initial Class)	0.56%	0.12%	N/A	N/A	0.68%	0.00%	0.68%

Fidelity VIP High Income Portfolio (Initial Class)	0.57%	0.11%	N/A	N/A	0.68%	0.00%	0.68%

Fidelity VIP International Capital Appreciation Portfolio (Initial Class)(6),(7)	0.71%	0.49%	N/A	N/A	1.20%	0.00%	1.20%

Fidelity VIP Mid Cap Portfolio (Initial Class)(8)	0.56%	0.11%	N/A	N/A	0.67%	0.00%	0.67%

First Eagle Overseas Variable Fund(9)	0.75%	0.23%	0.25%	N/A	1.23%	0.00%	1.23%

Ibbotson Aggressive Growth ETF Asset Allocation Portfolio — Class 1(10),(11)	0.45%	77.53%	N/A	0.18%	78.16%	77.50%	0.66%

Ibbotson Balanced ETF Asset Allocation Portfolio — Class 1(12),(13)	0.45%	15.58%	N/A	0.18%	16.21%	15.55%	0.66%

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						Fees and
				Acquired	Gross	Expenses	Total
				Fund Fees	Total	Contractually	Net
	Management	Other	12b-1	and	Annual	Waived or	Annual
Portfolio	Fees	Expenses	Fees	Expenses	Expenses	Reimbursed(32)	Expenses
Ibbotson Conservative ETF Asset Allocation Portfolio — Class 1(14),(15)	0.45%	109.87%	N/A	0.18%	110.50%	109.84%	0.66%

Ibbotson Growth ETF Asset Allocation Portfolio — Class 1(16),(17)	0.45%	43.12%	N/A	0.17%	43.74%	43.09%	0.65%

Ibbotson Income and Growth ETF Allocation Portfolio — Class 1(18),(19)	0.45%	40.85%	N/A	0.18%	41.48%	40.82%	0.66%

Janus Aspen Flexible Bond Portfolio (Institutional Shares)(20),(21),(22)	0.55%	0.06%	N/A	0.01%	0.62%	0.00%	0.62%

Janus Aspen Forty Portfolio (Institutional Shares)(20),(21),(23)	0.64%	0.05%	N/A	0.01%	0.70%	0.00%	0.70%

Janus Aspen International Growth Portfolio (Institutional Shares)(20),(21)	0.64%	0.06%	N/A	0.00%	0.70%	0.00%	0.70%

Janus Aspen Large Cap Growth Portfolio (Institutional Shares)(20),(21)	0.64%	0.02%	N/A	0.01%	0.67%	0.00%	0.67%

Janus Aspen Mid Cap Growth Portfolio (Institutional Shares)(20),(21)	0.64%	0.04%	N/A	0.00%	0.68%	0.00%	0.68%

Janus Aspen Worldwide Growth Portfolio (Institutional Shares)(20),(21),(24)	0.65%	0.02%	N/A	0.00%	0.67%	0.00%	0.67%

PIMCO VIT All Asset Portfolio (Administrative Class)(25)	1.02%	0.25%	N/A	N/A	1.27%	0.02%	1.25%

PIMCO VIT All Asset Portfolio (Institutional Class)(25)	0.87%	0.25%	N/A	N/A	1.12%	0.02%	1.10%

PIMCO VIT Real Return Portfolio (Institutional Class)(25)	0.25%	0.25%	N/A	N/A	0.50%	0.00%	0.50%

PIMCO VIT Short-Term Portfolio (Institutional Class)(26)	0.25%	0.20%	N/A	N/A	0.45%	0.00%	0.45%

PIMCO VIT StocksPLUS® Growth and Income Portfolio (Institutional Class)(27)	0.25%	0.10%	N/A	N/A	0.35%	0.00%	0.35%

PIMCO VIT Total Return Portfolio (Institutional Class)(28)	0.25%	0.43%	N/A	N/A	0.68%	0.00%	0.68%

Royce Micro-Cap Portfolio	1.25%	0.06%	N/A	N/A	1.31%	0.00%	1.31%

Royce Small-Cap Portfolio	1.00%	0.08%	N/A	N/A	1.08%	0.00%	1.08%

T. Rowe Price Blue Chip Growth Portfolio	0.85%	0.00%	N/A	N/A	0.85%	0.00%	0.85%

T. Rowe Price Equity Income Portfolio	0.85%	0.00%	N/A	N/A	0.85%	0.00%	0.85%

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						Fees and
				Acquired	Gross	Expenses	Total
				Fund Fees	Total	Contractually	Net
	Management	Other	12b-1	and	Annual	Waived or	Annual
Portfolio	Fees	Expenses	Fees	Expenses	Expenses	Reimbursed(32)	Expenses
T. Rowe Price International Stock Portfolio	1.05%	0.00%	N/A	N/A	1.05%	0.00%	1.05%

T. Rowe Price Mid-Cap Growth Portfolio	0.85%	0.00%	N/A	N/A	0.85%	0.00%	0.85%

T. Rowe Price New America Growth Portfolio	0.85%	0.00%	N/A	N/A	0.85%	0.00%	0.85%

Third Avenue Value Portfolio	0.90%	0.27%	N/A	N/A	1.17%	0.00%	1.17%

UIF U.S. Mid Cap Value Portfolio (Class I)	0.72%	0.29%	N/A	N/A	1.01%	0.00%	1.01%

Van Eck Worldwide Absolute Return Fund(29)	2.50%	2.82%	N/A	0.18%	5.50%	2.82%	2.68%

Vanguard® VIF Balanced Portfolio	0.14%	0.10%	N/A	N/A	0.24%	0.00%	0.24%

Vanguard® VIF Capital Growth Portfolio	0.24%	0.18%	N/A	N/A	0.42%	0.00%	0.42%

Vanguard® VIF Diversified Value Portfolio	0.24%	0.16%	N/A	N/A	0.40%	0.00%	0.40%

Vanguard® VIF Equity Income Portfolio	0.17%	0.11%	N/A	N/A	0.28%	0.00%	0.28%

Vanguard® VIF Equity Index Portfolio	0.10%	0.04%	N/A	N/A	0.14%	0.00%	0.14%

Vanguard® VIF Growth Portfolio	0.22%	0.15%	N/A	N/A	0.37%	0.00%	0.37%

Vanguard® VIF High Yield Bond Portfolio	0.15%	0.09%	N/A	N/A	0.24%	0.00%	0.24%

Vanguard® VIF International Portfolio	0.25%	0.19%	N/A	N/A	0.44%	0.00%	0.44%

Vanguard® VIF Mid-Cap Index Portfolio	0.19%	0.05%	N/A	N/A	0.24%	0.00%	0.24%

Vanguard® VIF Money Market Portfolio	0.11%	0.04%	N/A	N/A	0.15%	0.00%	0.15%

Vanguard® VIF REIT Index Portfolio	0.25%	0.05%	N/A	N/A	0.30%	0.00%	0.30%

Vanguard® VIF Short-Term Investment-Grade Portfolio	0.11%	0.04%	N/A	N/A	0.15%	0.00%	0.15%

Vanguard® VIF Small Company Growth Portfolio	0.21%	0.15%	N/A	N/A	0.36%	0.00%	0.36%

Vanguard® VIF Total Bond Market Index Portfolio	0.11%	0.05%	N/A	N/A	0.16%	0.00%	0.16%

Vanguard® VIF Total Stock Market Index Portfolio(30),(31)	0.11%	0.05%	N/A	N/A	0.16%	0.00%	0.16%

(1)	The Fund’s advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses of Series I shares to 1.30% of average daily net assets. The expense limitation agreement is in effect through at least April 30, 2009.

(2)	The Fund’s advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses of Series I shares to 1.15%

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of average daily net assets. This expenses limitation agreement is in effect through at least April 30, 2009.

(3)	Includes 0.10% administration fee.

(4)	Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at 0.47% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(5)	A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce the fund’s custodian expenses. Including these reductions, the total class operating expenses would have been 0.64%. These offsets may be discontinued at any time.

(6)	The fund’s manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain security lending costs, brokerage commissions and extraordinary expenses), as a percentage of its average net assets, exceed 1.10%. This arrangement can be discontinued by the fund’s manager at any time.

(7)	A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce the fund’s custodian expenses. Including these reductions, the total class operating expenses would have been 1.07%. These offsets may be discontinued at any time.

(8)	A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce the fund’s custodian expenses. Including these reductions, the total class operating expenses would have been 0.66%. These offsets may be discontinued at any time.

(9)	Other expenses reflect actual expenses during the fiscal year ended December 31, 2007; the largest of these were monies paid to parties providing transfer agency services to the Fund, including those provided by insurance companies maintaining omnibus accounts with the Fund and acting as sub-transfer agents on behalf of their Variable Contract holders.

(10)	The Portfolio’s shareholders indirectly bear the expenses of the Underlying ETFs in which the Portfolio invests. The Portfolio’s indirect expenses of investing in the Underlying ETFs represents the Portfolio’s pro rata portion of the cumulative expenses charged by the Underlying ETFs based on the Portfolio’s average invested balance in each Underlying ETF, the number of days invested, and each Underlying ETF’s net annual fund operating expenses for the fiscal period ending December 31, 2007. The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in this prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the Underlying ETFs. Excluding the indirect costs of investing in the Underlying ETFs, Total Annual Fund Operating Expenses for Class I are 77.98%.

(11)	The Adviser and Subadviser have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses and extraordinary expenses, do not exceed a maximum of 0.48% of Class I shares average daily net assets through April 30, 2008. The addition of excluded expenses may cause the Portfolio’s Total Annual Fund Operating Expenses to exceed the maximum amounts of 0.48% for Class I agreed to by the Adviser and Subadviser.

(12)	The Portfolio’s shareholders indirectly bear the expenses of the Underlying ETFs in which the Portfolio invests. The Portfolio’s indirect expenses of investing in the Underlying ETFs represents the Portfolio’s pro rata portion of the cumulative expenses charged by the Underlying ETFs based on the Portfolio’s average invested balance in each Underlying ETF, the number of days invested, and each Underlying ETF’s net annual fund operating expenses for the fiscal period ending December 31, 2007. The operating

12

expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in this prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the Underlying ETFs. Excluding the indirect costs of investing in the Underlying ETFs, Total Annual Fund Operating Expenses for Class I are 16.03%.

(13)	The Adviser and Subadviser have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses and extraordinary expenses, do not exceed a maximum of 0.48% of Class I shares average daily net assets through April 30, 2009. The addition of excluded expenses may cause the Portfolio’s Total Annual Fund Operating Expenses to exceed the maximum amounts of 0.48% for Class I agreed to by the Adviser and Subadviser.

(14)	The Portfolio’s shareholders indirectly bear the expenses of the Underlying ETFs in which the Portfolio invests. The Portfolio’s indirect expenses of investing in the Underlying ETFs represents the Portfolio’s pro rata portion of the cumulative expenses charged by the Underlying ETFs based on the Portfolio’s average invested balance in each Underlying ETF, the number of days invested, and each Underlying ETF’s net annual fund operating expenses for the fiscal period ending December 31, 2007. The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in this prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the Underlying ETFs. Excluding the indirect costs of investing in the Underlying ETFs, Total Annual Fund Operating Expenses for Class I are 110.32%.

(15)	The Adviser and Subadviser have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses and extraordinary expenses, do not exceed a maximum of 0.48% of Class I shares average daily net assets through April 30, 2009. The addition of excluded expenses may cause the Portfolio’s Total Annual Fund Operating Expenses to exceed the maximum amounts of 0.48% for Class I.

(16)	The Portfolio’s shareholders indirectly bear the expenses of the Underlying ETFs in which the Portfolio invests. The Portfolio’s indirect expenses of investing in the Underlying ETFs represents the Portfolio’s pro rata portion of the cumulative expenses charged by the Underlying ETFs based on the Portfolio’s average invested balance in each Underlying ETF, the number of days invested, and each Underlying ETF’s net annual fund operating expenses for the fiscal period ending December 31, 2007. The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in this prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the Underlying ETFs. Excluding the indirect costs of investing in the Underlying ETFs, Total Annual Fund Operating Expenses for Class I are 43.57%.

(17)	The Adviser and Subadviser have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses and extraordinary expenses, do not exceed a maximum of 0.48% of Class I shares average daily net assets through April 30, 2008. The addition of excluded expenses may cause the Portfolio’s Total Annual Fund Operating Expenses to exceed the maximum amounts of 0.48% for Class I agreed to by the Adviser and Subadviser.

(18)	The Portfolio’s shareholders indirectly bear the expenses of the Underlying ETFs in which the Portfolio invests. The Portfolio’s indirect expenses of investing in the Underlying ETFs represents the Portfolio’s pro rata portion of the cumulative expenses charged by the Underlying ETFs based on the Portfolio’s average invested balance in each Underlying ETF, the number of days invested, and each Underlying ETF’s net annual fund operating expenses for the fiscal period ending December 31, 2007. The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in this prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the Underlying ETFs.

13

Excluding the indirect costs of investing in the Underlying ETFs, Total Annual Fund Operating Expenses for Class I are 41.30%.

(19)	The Adviser and Subadviser have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses and extraordinary expenses, do not exceed a maximum of 0.48% of Class I shares average daily net assets through April 30, 2009. The addition of excluded expenses may cause the Portfolio’s Total Annual Fund Operating Expenses to exceed the maximum amounts of 0.48% for Class I agreed to by the Adviser and Subadviser.

(20)	The “Management Fee” is the investment advisory fee rate paid by each Portfolio to Janus Capital as of the end of the fiscal year. For Janus Aspen Worldwide Growth Portfolio, this fee may go up or down monthly based on the Portfolio’s performance relative to its benchmark index.

(21)	“Acquired Fund” means any underlying portfolio (including, but not limited to, exchange-traded funds) in which a Portfolio invests or has invested during the period. Total Annual Fund Operating Expenses shown may not correlate to each Portfolio’s ratio of gross expenses to average net assets appearing in the Financial Highlights tables, which reflect the operating expenses of a Portfolio and does not include Acquired Fund fees and expenses. Amounts less than 0.01%, if applicable, are included in Other Expenses.

(22)	Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive Janus Aspen Flexible Bond Portfolio total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least May 1, 2009. The expense waivers shown reflect the application of such limits. The expense limits are detailed in the Statement of Additional Information (“SAI”).

(23)	Dividends or interest on short sales, which are paid to the lender of borrowed securities, are considered Other Expenses. Such expenses will vary depending on whether the securities the Portfolio sells short pay dividends or interest and the amount of such dividends or interest. Including such short sale dividends of 0.02%, Other Expenses total 0.05%.

(24)	Janus Aspen Worldwide Growth Portfolio pays an investment advisory fee rate that adjusts up or down based upon the Portfolio’s performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is 0.60% for Janus Aspen Worldwide Growth Portfolio, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced February 2007, and may increase or decrease the Management Fee. Refer to “Management Expenses” in the Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).

(25)	“Other Expenses” reflect an administrative fee of 0.25%.

(26)	“Other Expenses” reflect an administrative fee of 0.20%.

(27)	“Other Expenses” reflect an administrative fee of 0.10%.

(28)	“Other Expenses” reflect an administrative fee of 0.25% and interest expense.

(29)	Net effect of expenses reimbursement by Advisor to average net assets for the period ended 12/31/06 was 1.19%. Expense waiver excludes 1.63% of dividends on securities sold short and 0.18% acquired expenses.

(30)	Although the Portfolio is not expected to incur any net expenses directly, the Portfolio’s shareholders indirectly bear the expenses of the underlying Vanguard funds (the Acquired Funds) in which the Portfolio invests. This figure includes transaction costs (i.e. purchase and redemption fees), if any, imposed on the Portfolio by the Acquired Funds.

(31)	The Total Annual Portfolio Operating Expensed shown in this table do not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not included the Acquired Fund Fees and Expenses.

(32)	For certain portfolios, certain expenses were voluntarily reimbursed and/or certain fees were voluntarily waived during 2007. It is anticipated that these voluntary expense reimbursement and fee waiver

14

arrangements will continue past the current year, although they may be terminated at any time. After taking into account these voluntary arrangement, annual portfolio operating expenses would have been:

						Fees and
				Acquired	Gross	Expenses	Total
				Fund Fees	Total	Voluntarily	Net
	Management	Other	12b-1	and	Annual	Waived or	Annual
Portfolio	Fees	Expenses	Fees	Expenses	Expenses	Reimbursed	Expenses
AFIS Global Small Capitalization Fund (Class 2)(33)	0.70%	0.03%	0.25%	N/A	0.98%	0.07%	0.91%
AFIS Growth Fund (Class 2)(33)	0.32%	0.01%	0.25%	N/A	0.58%	0.03%	0.55%
AFIS International Fund (Class 2)(33)	0.49%	0.03%	0.25%	N/A	0.77%	0.05%	0.72%
AFIS New World Fund (Class 2)(33)	0.76%	0.06%	0.25%	N/A	1.07%	0.08%	0.99%

(33)	The series’ investment adviser is currently waiving 10% of its management fee. The waiver may be discontinued at any time in consultation with the series’ board, but it is expected to continue at this level until further review. The series’ investment adviser and board intend to review the waiver as circumstances warrant. Management fees and total expenses do not reflect any waivers. Information regarding the effect of any waiver on total annual fund operating expenses can be found in the Financial Highlights table in the series’ prospectus and in the series’ annual report.

For information concerning compensation paid for the sale of the Policies, see “Sales of the Policies.”

TRANSAMERICA LIFE, THE SEPARATE ACCOUNT, THE FIXED ACCOUNT AND THE PORTFOLIOS

Transamerica Life

Transamerica Life Insurance Company (“Transamerica Life”) is the insurance company issuing the Policy. Transamerica Life’s home office is located at 4333 Edgewood Road NE, Cedar Rapids, IA 52499. We are obligated to pay all benefits under the Policy.

The Separate Account

The separate account is a separate account of Transamerica Life, established under Iowa law. We own the assets in the separate account, and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

The separate account is divided into subaccounts, each of which invests in shares of a specific life insurance fund portfolio. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount’s own investment experience and not the investment experience of our other assets. The separate account’s assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

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The Fixed Account

The fixed account is part of Transamerica Life’s general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Transamerica Life has sole discretion over the investment of the fixed account’s assets. Transamerica Life bears the full investment risk for all amounts contributed to the fixed account. (Transamerica Life’s guaranteed interest rate for amounts in the fixed account is .16516% per month and is compounded monthly, the equivalent of 2% compounded annually.)

Money you place in the fixed account will earn interest compounded daily at the current interest rate in effect at the time of your allocation. We may declare current interest rates from time to time, at our discretion. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. You bear the risk that interest we credit will not exceed 2.0%.

We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts or monthly deduction charges on a last in, first out basis (“LIFO”) for the purpose of crediting interest.

The fixed account has not been registered with the Securities and Exchange Commission, and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account.

The Portfolios

The subaccounts of the separate account invest in shares of the corresponding portfolios. Each portfolio is part of a series fund, which is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

Each portfolio’s assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

Each portfolio’s investment objective(s), policies and investment adviser (and where applicable, the investment sub-adviser) are summarized below. There is no assurance that any portfolio will achieve its stated objective. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency and, during periods of low interest rates, the yields of money market subaccounts may become extremely low and possibly negative. Certain portfolios may have investment objectives and policies similar to other mutual fund portfolios that are managed by the same investment adviser or sub-adviser that are available directly to the public (i.e., not through variable insurance products). The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager. You can find more detailed information about the portfolios, including a description of risks, in the portfolio prospectuses. You may obtain a free copy of the portfolio prospectuses by contacting us at 1-888-804-8461. You should read the portfolio prospectuses carefully.

AIM Variable Insurance Funds managed by Invesco Aim Advisors, Inc.
• AIM V.I. Dynamics Fund – Series I Shares – The fund’s investment objective is long-term capital growth. The fund seeks to meet its objective by investing, normally, at least 65% of its assets in equity securities of mid-capitalization companies.

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The following affiliates of the advisor serve as sub-advisors to the fund: AIM Funds Management Inc. (anticipates changing its name to Invesco Trimark Investment Management Inc. on or prior to December 31, 2008); Invesco Global Asset Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited
• AIM V.I. Financial Services Fund – Series I Shares – The fund’s investment objective is capital growth. The fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers engaged primarily in financial-related services.

• AIM V.I. Global Health Care Fund (Series I Shares) – The fund’s investment objective is capital growth. The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of health care industry companies.

• AIM V.I. Small Cap Equity Fund (Series I Shares) – The fund’s investment objective is long-term growth of capital. The fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities, including convertible securities of small-capitalization companies.

• AIM V.I. Technology Fund (Series I Shares) – The fund’s investment objective is capital growth. The fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings, in equity securities of issuers engaged primarily in technology-related industries.

American Funds Insurance Series managed by Capital Research and Management Company	• AFIS Global Small Capitalization Fund (Class 2) seeks to make your investment grow over time by investing primarily in stocks of smaller companies located around the world.

• AFIS Growth Fund (Class 2) seeks to make your investment grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.

• AFIS International Fund (Class 2) seeks to make your investment grow over time by investing primarily in common stocks of companies located outside of the United States.

• AFIS New World Fund (Class 2) seeks to make your investment grow over time by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets.

DFA Investment Dimensions Group, Inc. advised by Dimensional Fund Advisors LP	• DFA VA Global Bond Portfolio seeks to maximize total returns available from a universe of high quality fixed income instruments maturing in five years or less.

• DFA VA International Small Portfolio is a no-load mutual fund designed to achieve long-term capital appreciation.

• DFA VA International Value Portfolio is a no-load mutual fund designed to achieve long-term capital appreciation.

• DFA VA Large Value Portfolio is a no-load mutual fund designed to capture the returns and diversification benefits of a broad cross-section of US value companies, on a market-cap weighted basis.

• DFA VA Short-Term Fixed Portfolio seeks to achieve stable real value of capital with a minimum of risk.

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• DFA VA Small Value Portfolio is a no-load mutual fund designed to capture the returns and diversification benefits of a broad cross-section of US small value companies, on a market-cap weighted basis.

DWS Investments VIT Funds managed by Deutsche Asset Management, Inc. and subadvised by Northern Trust Investments, N.A.
• DWS Small Cap Index VIP (Class A) seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 Index, which emphasizes stocks of small US companies. Under normal circumstances, the portfolio intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the Russell 2000 Index. Deutsche Investment Management Americas is the Investment Advisor for the portfolio and Northern Trust Investments, N.A. is the subadvisor.

Fidelity Variable Insurance Products Funds (Initial Class) managed by Fidelity Management & Research Company	• Fidelity VIP Balanced Portfolio (Initial Class) seeks income and capital growth consistent with reasonable risk.

• Fidelity VIP Contrafund® Portfolio (Initial Class) seeks long-term capital appreciation.

• Fidelity VIP Growth Portfolio (Initial Class) seeks to achieve capital appreciation.

• Fidelity VIP Growth Opportunities Portfolio (Initial Class) seeks to provide capital growth.

• Fidelity VIP High Income Portfolio (Initial Class) seeks a high level of current income, while also considering growth of capital.

• Fidelity VIP International Capital Appreciation Portfolio (Initial Class) seeks capital appreciation.

• Fidelity VIP Mid Cap Portfolio (Initial Class) seeks long-term growth of capital.

First Eagle Variable Fund, Inc. advised by Arnhold and S. Bleichroeder Advisers, LLC	• First Eagle Overseas Variable Fund seeks long-term growth of capital.

Ibbotson ETF Allocation Series advised by ALPS Advisers, Inc.	• Ibbotson Aggressive Growth ETF Asset Allocation Portfolio (Class 1) seeks to provide investors with capital appreciation.

• Ibbotson Balanced ETF Asset Allocation Portfolio (Class 1) seeks to provide investors with capital appreciation and some current income.

• Ibbotson Conservative ETF Asset Allocation Portfolio (Class 1) seeks to provide investors with current income and preservation of capital.

• Ibbotson Growth ETF Asset Allocation Portfolio (Class 1) seeks to provide investors with capital appreciation.

• Ibbotson Income and Growth ETF Asset Allocation Portfolio (Class 1) seeks to provide investors with current income and capital appreciation.

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Janus Aspen Series managed by Janus Capital Management LLC
• Janus Aspen Flexible Bond Portfolio (Institutional Shares) seeks to obtain maximum total return, consistent with preservation of capital by investing, under normal circumstances, at least 80% of its assets in bonds.

• Janus Aspen Forty Portfolio (Institutional Shares) seeks long-term growth of capital by investing primarily in a core group of 20 to 40 common stocks selected for their growth potential.

• Janus Aspen International Growth Portfolio (Institutional Shares) seeks long-term growth of capital by investing under normal circumstances at least 80% of its net assets in securities of issuers from countries outside of the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers. It may, under unusual circumstances, invest all of its assets in a single country. The Portfolio may have significant exposure to emerging markets.

• Janus Aspen Large Cap Growth Portfolio (Institutional Shares) seeks long-term growth of capital in a manner consistent with the preservation of capital by investing, under normal circumstances, at least 80% of its net assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000® Index at the time of purchase.

• Janus Aspen Mid Cap Growth Portfolio (Institutional Shares) seeks long-term growth of capital by investing under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap® Growth Index.

• Janus Aspen Worldwide Growth Portfolio (Institutional Shares) seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from several different countries, including the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets.

PIMCO Variable Insurance Trust managed by Pacific Investment Management Company LLC
• PIMCO VIT All Asset Portfolio (Administrative Class) seeks maximum real return consistent with preservation of real capital and prudent investment management by investing its assets in shares of the PIMCO Funds and does not invest directly in stocks or bonds of other issuers.

• PIMCO VIT All Asset Portfolio (Institutional Class) seeks maximum real return consistent with preservation of real capital and prudent investment management by investing substantially all of its assets in Institutional Class shares of some of the PIMCO Funds.

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• PIMCO VIT Real Return Portfolio (Institutional Class) seeks maximum real return, consistent with preservation of real capital and prudent investment management.

• PIMCO VIT Short-Term Portfolio (Institutional Class) seeks maximum current income, consistent with preservation of capital and daily liquidity by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities.

• PIMCO VIT StocksPLUS® Growth and Income Portfolio (Institutional Class) seeks to achieve a total return which exceeds the total return performance of the S&P 500.

• PIMCO VIT Total Return Portfolio (Institutional Class) seeks to maximize total return, consistent with preservation of capital and prudent investment management by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income instruments of varying maturities.

Royce Capital Fund managed by Royce & Associates, LLC
• Royce Micro-Cap Portfolio seeks long-term growth of capital by investing its assets primarily in a broadly diversified portfolio of equity securities issued by micro-cap companies (companies with stock market capitalization less than $500 million).

• Royce Small-Cap Portfolio seeks long-term growth of capital by investing its assets primarily in equity securities issued by small companies (companies with stock market capitalization less than $2.5 billion).

T. Rowe Price Equity Series, Inc. managed by T. Rowe Price Associates, Inc.
• T. Rowe Price Blue Chip Growth Portfolio seeks to provide long-term growth of capital by investing in the common stocks of large and medium-sized blue chip growth companies; income is a secondary objective.

• T. Rowe Price Equity Income Portfolio seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

• T. Rowe Price Mid-Cap Growth Portfolio seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.

• T. Rowe Price New America Growth Portfolio seeks to provide long-term growth of capital by investing primarily in the common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States.

T. Rowe Price International Series, Inc. managed by T. Rowe Price International, Inc.	• T. Rowe Price International Stock Portfolio seeks long-term growth of capital through investments primarily in the common stocks of established non-U.S. companies.

Third Avenue Variable Series Trust managed by Third Avenue Management LLC
• Third Avenue Value Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in the securities of well-capitalized, well-managed companies which are available at a significant discount to what the Adviser believes is their intrinsic value.

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The Universal Institutional Funds, Inc. managed by Morgan Stanley Investment Management Inc.	• UIF U.S. Mid Cap Value Portfolio (Class I) seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

Van Eck Worldwide Insurance Trust managed by Van Eck Associates Corporation	• Worldwide Absolute Return seeks to achieve consistent absolute (positive) returns in various market cycles.

Worldwide Absolute Return Fund subadvised by: Analytic Investors, Inc. Lazard Asset Management LLC, Martingale Asset Management, L.P. PanAgora Asset Management, Inc.

Vanguard Variable Insurance Fund managed by the following:

Balanced and High Yield Bond — Wellington Management Company, LLP

Capital Growth — PRIMECAP
Management Company

Diversified Value — Barrow, Hanley,
Mewhinney & Strauss

Equity Income — Wellington
Management Company and The
Vanguard Group

Equity Index, Mid-Cap Index, Total
Stock Market Index and REIT Index —
Vanguard’s Quantitative Equity Group

Growth — Alliance Capital
Management, L.P.

International — Schroder Investment
Management North America Inc.

Money Market, Short-Term Investment
-Grade and Total Bond Market Index —
Vanguard’s Fixed Income Group

Small Company
Growth — Granahan Investment Management, Inc. and
Grantham, Mayo, Van Otterloo & Co
LLC

• Vanguard VIF Balanced Portfolio seeks to conserve capital, while providing moderate income and moderate long-term growth of capital and income.

• Vanguard VIF Capital Growth Portfolio seeks to provide long-term growth of capital.

• Vanguard VIF Diversified Value Portfolio seeks to provide long-term growth of capital and a moderate level of dividend income.

• Vanguard VIF Equity Income Portfolio seeks to provide a relatively high level of current income and the potential for long-term growth of capital and income.

• Vanguard VIF Equity Index Portfolio seeks to provide long-term growth of capital and income by attempting to match the performance of a broad-based market index of stocks of large U.S. companies.

• Vanguard VIF Growth Portfolio seeks to provide long-term growth of capital by investing primarily in large-capitalization stocks of high-quality, seasoned U.S. companies with records or superior growth.

• Vanguard VIF High Yield Bond Portfolio seeks to provide a higher level of income by investing primarily in a diversified group of high-yielding, higher-risk corporate bonds with medium- and lower-range credit-quality ratings, commonly known as “junk bonds.”

• Vanguard VIF International Portfolio seeks to provide a long-term growth of capital by investing primarily in the stocks of seasoned companies located outside of the United States.

• Vanguard VIF Mid-Cap Index Portfolio seeks to provide long-term growth of capital by attempting to match the performance of a broad-based market index of stocks of medium-size U.S. companies.

• Vanguard VIF Money Market Portfolio seeks to provide income while maintaining liquidity and a stable share price of $1. An investment in the Portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Portfolio.

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• Vanguard VIF REIT Index Portfolio seeks to provide a high level of income and moderate long-term growth of capital.

• Vanguard VIF Short-Term Investment-Grade Portfolio seeks income while maintaining a high degree of stability of principal.

• Vanguard VIF Small Company Growth Portfolio seeks to provide long-term growth of capital by investing primarily in the stocks of smaller companies (which, at the time of purchase, typically have a market value of less than $1-$2 billion).

• Vanguard VIF Total Bond Market Index Portfolio seeks to provide a higher level of income by attempting to match the performance of a broad-based market index of publicly traded, investment-grade bonds.

• Vanguard VIF Total Stock Market Index Portfolio seeks to match the performance of a benchmark index that measures the investment return of the overall stock market.

Selection of the Underlying Portfolios

The underlying portfolios offered through this product are selected by Transamerica Life, and Transamerica Life may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the portfolio can provide marketing and distribution support for the sale of the Policies. (For additional information on these arrangements, see “Revenue We Receive.”) We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from policy owners.
You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that are available to you, including each fund’s prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the fund’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your Policy resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse a particular portfolio and we do not provide investment advice.

Revenue We Receive

We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other

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services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive two types of payments:

•	Rule 12b-1 fees. We receive 12b-1 fees from the portfolios in the American Funds Insurance Series and First Eagle Overseas Portfolio. The fee received from American Funds Insurance Series and the First Eagle Overseas Portfolio is 0.25% of assets annually. All fees received by us are based on the average daily assets of the referenced portfolios that we hold in the subaccount for the Policies.

•	Administrative, Marketing and Support Service fees (“Service Fees”). The investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios may make payments to us and/or our affiliates, including Transamerica Capital, Inc. (“TCI”). These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from underlying portfolio assets. Policy owners, through their indirect investment in the portfolios, bear the costs of these advisory fees (see the prospectuses for the portfolios for more information). The amount of the payments we receive is based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Us and TCI From the Funds

	Maximum Fee		Maximum Fee
Fund	% of assets*	Fund	% of assets*

A I M Variable Insurance Funds	0.25%	Fidelity Variable Insurance Products Fund	0.05% after $100 million plus 0.05% after $150 million**
T. Rowe Price International Series, Inc.	0.15% after $25 million**	Janus Aspen Series	0.15% after $50 million**
PIMCO Variable Insurance Trust (Administrative Class)	0.25%	T. Rowe Price Equity Series, Inc.	0.15% after $25 million **
First Eagle Variable Funds, Inc.	0.25%	The Universal Institutional Funds, Inc.	0.25%
American Funds Insurance Series	0.25%

*	Payments are based on a percentage of the average assets of each underlying portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us.

**	We receive this percentage on specified subaccounts once a certain dollar amount of fund shares are held in those subaccounts of Transamerica Life and its affiliates.

Proceeds from certain of these payments by the underlying funds, the advisers, the sub-advisers and/or their affiliates may be profit to us and may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, issuing, marketing and administering the Policies and (2) that we incur, in our role as intermediary, in promoting, marketing and administering the fund portfolios.

For further details about the compensation payments we make in connection with the sale of the Policies, see “Sale of the Policies” in this prospectus.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and we have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policy owners instruct, so long as such action is required by law.

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Before a vote of a portfolio’s shareholders occurs, you will receive voting materials in accordance with the procedures established for the portfolio. You will be instructed on how to vote and to return your proxy in a timely manner. Your number of votes is calculated separately for each subaccount and may include fractional votes. You hold a voting interest in each subaccount to which net premiums or cash value is allocated. The number of votes for each subaccount is determined by dividing the Policy’s subaccount value by the net asset value per share of the portfolio in which that subaccount invests. The net asset value per share of each portfolio is the value for each share of a portfolio on any valuation day. The method of computing the net asset value per share is described in the prospectuses for the portfolios.

If we do not receive voting instructions on time from some policy owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Accordingly, it is possible for a small number of policy owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large Policy values. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, you will be advised of that action and the reasons we took such action in the next semi-annual report for the appropriate portfolio.

CHARGES AND DEDUCTIONS

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges are expected to result in a profit to us.

Services and benefits we provide under the Policy:

•	the life insurance benefit, cash value and loan benefits;

•	investment options, including net premium allocations;

•	administration of elective options; and

•	the distribution of reports to owners.

Costs and expenses we incur:

•	costs associated with processing and underwriting applications and changes in face amount and riders;

•	expenses of issuing and administering the Policy (including any Policy riders);

•	overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and

•	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:

•	that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate; and

•	that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

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Percent of Premium Load

We will deduct certain expenses before we allocate the net premium payments you make to the subaccounts or the fixed account. The expenses deducted from your premium are intended to compensate us for sales expenses, including distribution costs and federal and state tax charges. Premium tax charges imposed by different states range from 0.00% to 3.50% of premiums. Although state premium taxes vary from state to state, the premium load will not vary with the state of residence of the owner.

Target premium is the amount of premium used to determine the charge applied to premium payments. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract (“MEC”). Premiums paid in excess of target premium may have adverse tax consequences. Target premium varies depending on the insured’s sex, issue age and underwriting class and is listed on your Policy’s specification page.

The current percent of premium load is:

•	10.00% of premium received up to target premium in Policy Year 1; and

•	6.50% of premium received up to target premium in Policy years 2-4; and

•	2.50% of premium received up to target premium in Policy years 5-7; and

•	2.10% of premium received up to target premium in Policy years 8-10; and

•	0.50% of all premium received up to target premium in Policy years 11+.

We can increase the percent of premium load, but the maximum percent of premium load is 15.00% of each premium payment.

Monthly Deduction

We take a monthly deduction from the cash value on the effective date and on each monthly deduction day. We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the monthly deduction day). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

The monthly deduction is equal to:	• the monthly contract charge; plus

• the monthly cost of insurance charge for the Policy; plus

• the monthly charge for any benefits provided by riders attached to the Policy; plus

• a factor representing the mortality and expense risk charge; plus

• the deferred sales load in Policy years 2-7.

Monthly Contract Charge:	• This charge currently equals $5.00 each Policy month.

• We can increase this charge, but we guarantee this charge will never be more than $10.00 each month.

• This charge is used to cover administrative services relating to the Policy.

Monthly Cost of Insurance Charge:
• We calculate and deduct this charge monthly. The charge is dependent upon a number of variables that cause the charge to vary from Policy to Policy and from monthly deduction day to monthly deduction day. We may calculate the cost of insurance

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rate separately for the face amount at issue and for any increase in face amount.

• The monthly cost of insurance charge is equal to 1. multiplied by the result of 2. minus 3., where:

1. is the monthly cost of insurance rate per $1,000 of insurance;

2. is the number of thousands of dollars of life insurance benefit for the Policy (as defined by the applicable life insurance benefit Option 1, Option 2 or Option 3); and

  3. is the number of thousands of dollars of cash value as of the monthly deduction day (before this cost of insurance deduction, and after the mortality and expense risk charge, any applicable contract charges and the costs of any riders are subtracted.)

• This charge is used to compensate us for the anticipated costs of paying the amount of the life insurance benefit that exceeds your cash value upon the death of the insured.

To determine the monthly cost of insurance rates, we refer to a schedule of current cost of insurance rates using the insured’s sex, age, risk class and number of years that the Policy or increment of face amount has been in force. As explained in detail above, we then multiply the cost of insurance rate (1. above) by the net amount at risk which is the life insurance benefit (2. above) minus the cash value (3. above). The factors that affect the net amount at risk include investment performance, payment of premiums and charges to the Policy. The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. We review the monthly cost of insurance rates on an ongoing basis (at least once every year) based on our expectations as to future mortality experience, investment earnings, persistency, taxes and other expenses. Any changes in cost of insurance rates are made on a uniform basis for insureds of the same class as defined by sex, age, risk class and Policy duration. The rates will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy.

The guaranteed rates for standard classes are based on the 1980 Commissioners’ Standard Ordinary Mortality Tables, Male or Female (“1980 CSO Tables”). The guaranteed rates for substandard classes are based on multiples of or additions to the 1980 CSO Tables. To determine current cost of insurance rates, we place insureds into the following risk classes: tobacco habit, medical issue, simplified issue and guaranteed issue. Current cost of insurance rates for an insured issued under simplified or guaranteed issue are generally higher than rates for an insured of the same age, sex and tobacco status issued under medical issue.

Cost of insurance rates for an insured in a non-tobacco class are less than or equal to rates for an insured of the same age and sex in a tobacco class. Cost of insurance rates for an insured in a non-tobacco or tobacco standard class is generally lower than guaranteed rates for an insured of the same age and sex and tobacco status in a substandard class.

We also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, we may offer Policies with unisex mortality tables to such prospective purchasers.

Optional Term Insurance Rider:	• We assess a charge for this rider based on the issue age, duration, sex and premium class of the insured.

Mortality and Expense Risk Charge:	We deduct a monthly charge, which accrues daily, from your cash value in each subaccount to compensate us for aggregate Policy expenses and mortality and expense costs we assume.

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The charge is calculated as a percentage of the average cash value on each valuation day during the Policy month preceding the monthly deduction day. The current mortality and expense risk charge is equivalent to:

• An effective annual rate of 0.67% in Policy years 1-17;

• An effective annual rate of 0.25% in Policy years 18-30; and

• An effective annual rate of 0.15% thereafter.

We may increase the charge, but the maximum mortality and expense risk charge is equivalent to an effective annual rate of 2.0% in all Policy years.

The mortality risk is that the insureds as a group will die sooner than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

If this charge combined with other Policy charges does not cover our total actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits for any corporate purpose, including distribution or other costs.

Monthly Deferred Sales Load:	• We deduct a percent of the premium received in Policy year 1 on each monthly deduction day in Policy years 2-7.

• The expenses deducted are intended to compensate us for sales expenses, including distribution costs.

• We deduct this charge on a pro rata basis from all accounts (i.e. in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the monthly deduction day).

The current monthly deferred sales load equals:

• 0.25% of premium received up to target premium in Policy year 1 (for a cumulative total of 18.0% through policy year 7); and

• 0.017% of premium received in excess of target premium in Policy year 1 (for a cumulative total of 1.22% through policy year 7).

We can increase this charge, but the maximum monthly deferred sales charge is 0.30% of all premium received in Policy year 1 (for a cumulative total of 21.6%).

The payment of higher premium amounts during the first Policy year will result in higher amounts being subject to the deferred sales charge in Policy years 2-7. When deciding upon the appropriate amount and timing of premium payments, you should consider the combined effect of the percent of premium load and the deferred sales charge.

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Administrative Charges

Partial Withdrawal Charge

•	After the first Policy year, you may make a partial withdrawal.

•	When you make a partial withdrawal, we reserve the right to charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.

•	We currently do not impose this charge.

•	We deduct this amount from the withdrawal on a pro rata basis from the subaccounts and the fixed account unless we may otherwise require or agree.

•	We will not increase this charge.

Loan Interest

•	Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear the same interest rate.

•	We currently charge you an annual interest rate on a Policy loan of 2.67% in Policy years 1-17, 2.25% in Policy years 18-30, and 2.15% in Policy years 31+.

•	After offsetting the 2.00% interest we credit to amounts in the loan account, the net cost of loans currently is 0.67% (annually) in Policy years 1-17, 0.25% (annually) in Policy years 18-30, and 0.15% (annually) in Policy years 31+.

•	The maximum interest rate we will charge for a Policy loan is 4.00% annually. After offsetting the 2.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% annually.

When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance for one year from each of the subaccounts and the fixed account on a pro rata basis, unless you specify a different allocation by written notice to our home office.

Transfer Charge

•	We currently allow you to make any number of transfers each year free of charge.

•	We reserve the right to charge $25 for each transfer over 12 during a Policy year.

•	For purposes of assessing the transfer charge, each written request of transfer, regardless of the number of accounts affected by the transfer, is considered a single transfer.

•	We deduct the transfer charge from the amount being transferred.

•	Transfers due to automatic asset rebalancing, loans or expiration of the free-look period do not count as transfers for the purpose of assessing this charge.

•	We will not increase this charge.

•	We may impose severe restrictions on, or even eliminate, the transfer privilege at any time, without notice. See “Disruptive Trading and Market Timing” below under “TRANSFERS.”

Taxes

We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed or are increased by federal or state agencies.

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Portfolio Expenses

The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of the net assets of the corresponding portfolio in which the subaccount invests. The total portfolio fees and expenses ranged from 0.14% to 110.50% in 2007. Portfolio fees and expenses may be higher in the future. See the Annual Portfolio Operating Expenses table in this prospectus and the fund prospectuses.

A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines whether to have a redemption fee, the amount of the redemption fee, and when the fee is imposed. The redemption fee is retained by or paid to the portfolio and is not retained by us. We will administer any redemption fees and deduct them from your cash value. For more information on each portfolio’s redemption fee, see the portfolio prospectus.

THE POLICY

Ownership Rights

The Policy belongs to the owner named in the application. The insured is the owner unless the application specifies a different owner. The owner may exercise all of the rights and options described in the Policy while the insured is living. The principal rights an owner may exercise are:

•	to designate or change beneficiaries;

•	to receive amounts payable before the death of the insured;

•	to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment, and there may be tax consequences);

•	to change the owner of this Policy (there may be tax consequences);

•	to change the face amount and life insurance benefit option of this Policy (subject to limitations and restrictions); and

•	to select the tax test — guideline premium test or the cash accumulation test — applicable to the Policy on the Policy application. Once selected, the test may not be changed.

No designation or change in designation of an owner will take effect unless we receive a written request at our home office. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received. A change of owner may have significant tax consequences and you should consult a tax advisor before making an ownership change.

Modifying the Policy

Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary, one of our vice presidents or officers. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

•	to make the Policy, the separate account or our operations comply with any law or regulation issued by a governmental agency to which we are subject; or

•	to assure continued qualification of the Policy under the Code or other federal or state laws relating to variable life insurance policies; or

•	to reflect a change (permitted by the Policy) in the operation of the separate account; or

•	to provide additional subaccounts and/or fixed account options.

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If any modifications are made, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, the Policy provides that such provision be deemed to be amended to conform with such laws.

Purchasing a Policy

We will offer the Policy to corporations and partnerships that meet the following conditions at issue:

•	A minimum of five Policies are issued, each on the life of a different insured; or

•	The aggregate annualized first-year planned periodic premium for all Policies is at least $100,000.

To purchase a Policy, you must submit a complete application and an initial premium to us at our home office through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with Transamerica Capital, Inc. , the principal underwriter for the Policy and us.

Our current minimum face amount of a Policy is generally $1,000.

We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy if the insured is over age 75. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

•	the date of your application; or

•	the date the insured completes all of the medical tests and examinations that we require.

Replacement of Existing Insurance

It may not be in your best interest to surrender, lapse, borrow from existing life insurance policies or annuity contracts or exchange one life insurance policy for another covering the same insured in a “tax-free exchange” under Section 1035 of the Code in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should not replace your existing life insurance policy unless you determine this Policy is better for you. You may have to pay a surrender charge on your existing life insurance policy, other charges may be higher (or lower) and the benefits may be different. If you surrender your existing life insurance policy for cash and then buy this Policy, you may have to pay a tax, including a possible penalty tax, on the surrender. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

If you contemplate exchanging your existing life insurance policy for the Policy, you should consult a tax advisor to discuss the potential tax effects of such a transaction. See “Federal Income Tax Considerations.”

Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy in an exchange may be delayed until we receive that premium.

When Insurance Coverage Takes Effect

Insurance coverage under the Policy will take effect only if the insured is alive and in the same condition of health as described in the application when the Policy is delivered to the owner, and if the initial premium required under the Policy as issued is paid and received at the home office.

Free-Look Period

You may cancel your Policy for a refund during the “free-look period” by returning it to us at our home office or to the sales representative who sold it to you. The free-look period generally expires 14 days after we mail the Policy or 10 days after the delivery of the Policy to you, but certain states may require a longer free-

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look period. Unless we receive information or are notified otherwise, the Policy will be deemed delivered to you 4 days after we mail the Policy. If you decide to cancel your Policy, we will treat the Policy as if it had never been issued. Within 7 calendar days after receiving the returned Policy, we will refund an amount equal to the greater of:

•	the cash value as of the date the Policy is returned; or

•	the premiums paid less any partial withdrawals.

Under ordinary circumstances we will refund the premiums paid less partial withdrawals.

Backdating a Policy

If you request, we may backdate a Policy by assigning an effective date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, we will amend your application.

Cost of insurance charges are based in part on the insured’s age on the effective date. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. This means that while the monthly deduction may be lower than what would have been charged had we not backdated the Policy, you will be paying for insurance during a period when the Policy was not in force.

POLICY FEATURES

Premiums

Allocating Premiums

In the application for a Policy, you must instruct us on how to allocate your net premium among the subaccounts and the fixed account. The fixed account may not be available in all states to direct or transfer money into. You must follow these guidelines:

•	allocation percentages must be in whole numbers; and

•	if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $10,000.

The initial “net premium” will be allocated to the general account or, if available, the money market subaccount during the free-look period. The free-look period generally expires 14 days after we mail the Policy or 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period. Premiums held in the general account will earn interest at an annual rate (minimum 2%) that we declare. Premiums held in a money market subaccount will be subject to the investment experience of the money market subaccount. At the end of the free-look period, we will allocate the net premium, including interest earned (or investment losses) during the free-look period, to the subaccounts that you have chosen on your application. Where not specified, your net premium will be allocated to a money market subaccount. We will allocate the net premium (including interest or investment performance as applicable) at the end of the free-look period.

Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our home office or faxing us at 319-355-2378 Monday — Friday 8:00 a.m. — 4:30 p.m. Central time. The change will be effective at the end of the valuation day on which we receive the change. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular account is 1.0% of a net premium payment. We reserve the right to limit the number of premium allocation changes.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. We price each subaccount unit on each valuation

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day using the unit value determined at the closing of the regular business session of the New York Stock Exchange (“NYSE”) (usually at 4:00 p.m. Eastern time). We will credit amounts to the subaccounts only on a valuation day, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. You bear the investment risk for amounts you allocate to the subaccounts.

Certain subaccounts may impose restrictions on allocations. If a selected subaccount is not available, amounts will be held in suspense and allocated to the selected subaccount once available, generally within two days of the request.

You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

Premium Flexibility

You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay an initial premium. Thereafter, up to age 100 (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount. When making premium payments in the first year, you should consider the effect of the percent of premium load (because we deduct a higher percentage during the first Policy year than in subsequent Policy years) and the monthly deferred sales load (because this charge is based on a percentage of premium received in the first Policy year). Under some circumstances, you may be required to pay extra premiums to prevent a lapse.

Planned Periodic Payments

You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency and time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

Even if you make your planned periodic payments in full and on schedule, your Policy may still lapse. The duration of your Policy depends on the Policy’s net cash value. If the net cash value is not high enough to pay the monthly deduction when due, your Policy will lapse (unless you make the payment we specify during the late period). See “Policy Lapse and Reinstatement.”

Premium Limitations

Premium payments may be in any amount ($1,000 minimum if by wire). We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, which qualify the Policy as life insurance according to federal tax laws. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the life insurance benefit by more than the amount of the premium. If you choose the guideline premium test, there are additional premium limitations.

Making Premium Payments —

We will consider any payments you make to be premium payments. While there is indebtedness, we will treat payments made as loan repayments unless you indicate that the payment is a premium payment. We will deduct certain charges from your premium payments. We will accept premium payments by check or money order made out to Transamerica Life Insurance Company. As an accommodation to you, we will accept initial and subsequent premium payments ($1,000 minimum) by wire transfer. You must send a simultaneous fax

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transmission to 319-355-2378 notifying us of the wire transfer. For an initial premium, we also need a completed application to accompany the fax. If the allocation instructions on the original application we receive at a later date are different from those designated on the fax, we will reallocate the initial premium on the first valuation day on or following the date the Policy is issued, according to the allocation instructions in the application with an original signature. If we do not receive a simultaneous fax, or if we receive a fax of an incomplete application, we will apply premium at the unit value determined on the day we receive at our home office an appropriate fax or a completed application.

If you wish to make payments by wire transfer, you should instruct your bank to wire federal funds as follows:

M & T Bank
ABA #022000046
For credit to: Transamerica Life Insurance Company
Account #: 89487635

Include your name and Policy number on all correspondence.

TRANSFERS

General

You or your agent/registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. You will be bound by any transfers made by your agent/registered representative. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our home office. We may, at any time, discontinue or severely restrict transfer privileges, modify our procedures or limit the number of transfers we permit. The following features apply to transfers under the Policy:

•	You may request transfers in writing (in a form we accept) or by fax to our home office.

•	The minimum amount that may be transferred is the lesser of $500 or the value of all remaining accumulation units in the subaccount.

•	The minimum amount that must remain in a subaccount after a transfer is $500. If the value of the remaining accumulation units in a subaccount would be less than $500, we have the right to include that amount as part of the transfer.

•	We reserve the right to deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.

•	Transfer charges will be deducted on a pro rata basis from each subaccount and the fixed account from which a transfer was made.

•	We consider all transfers made in any one day to be a single transfer.

•	Transfers resulting from loans, asset rebalancing and reallocation of cash value, and transfers from the general account or the money market subaccount immediately after the free-look period, are not treated as transfers for the purpose of the transfer charge.

•	Certain subaccounts may impose restrictions on transfers. If a selected subaccount is not available, the transfer will be made into the selected subaccount once available, generally within two days of the request.

Fixed Account Transfers

•	After the first Policy year, you may make one transfer per Policy year from the fixed account.

•	We reserve the right to require that you make the transfer request in writing.

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•	We must receive the transfer request at our home office no later than 30 days after a Policy anniversary.

•	We will make the transfer at the end of the valuation date on which we receive the written request.

•	The maximum amount you may transfer is limited to the greater of:

(a) 25% of your current cash value in the fixed account; or

(b) the amount you transferred from the fixed account in the immediately preceding Policy year.

Disruptive Trading and Market Timing

Statement of Policy.  This variable insurance Policy was not designed for the use of market timers or frequent or disruptive traders. Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policy owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2) an adverse effect on portfolio management, such as:

(a) impeding a portfolio manager’s ability to sustain an investment objective;

(b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

(3) increased brokerage and administrative expenses.

These costs are borne by all policy owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

Detection.  We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence.  If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written

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transfer requests with an original signature transmitted to us only by standard United States Postal Service First Class mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policy owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;

•	expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

•	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that, some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to deter or detect market timing or disruptive trading by such policy owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders which we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other harmful trading that may adversely affect other policy owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or

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disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies.  The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares redeemed within a certain time after purchase. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Policy owners should be aware that we may not have the contractual ability or the operational capacity to monitor policy owners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policy owners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.

Policy owners should be aware that, upon written request by a fund or its designee, we are required to provide the fund with information about an individual policy owner and the policy owner’s trading activities in and out of one or more portfolios of the fund. In addition, a fund may require us to restrict or prohibit a policy owner’s purchases and exchanges of shares of a specified portfolio if the fund identifies such policy owner as violating the frequent trading policies established for that portfolio. Please read the fund’s prospectuses for information about restrictions on transfers.

Omnibus Order.  Policy owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Transfer Procedures

To make a transfer via fax, send your instructions to 319-355-2378 Monday-Friday 8:00 a.m.-4:30 p.m. Central time.

Please note the following regarding fax transfers:

•	We will employ reasonable procedures to confirm that fax instructions are genuine.

•	Fax orders must be received at our home office before 4:00 p.m. Eastern time to receive same-day pricing of the transaction.

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•	We will not be responsible for same-day processing of transfers if faxed to a number other than 319-355-2378.

•	We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days of receipt of confirmation of fax transmittal and send us proof of your fax transmittal to our home office.

•	We may discontinue this option at any time.

We cannot guarantee that faxed transactions will always be available. For example, our home office may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of faxes is unusually high, we might not have someone immediately available to receive your order at our home office. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

We will process any transfer order we receive at our home office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

Asset Rebalancing Program

We offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy’s currently effective premium allocation schedule. Cash value in the fixed account is not available for this program. This program is intended to transfer cash value from subaccounts that have increased in value to subaccounts that have declined in value. Over time, this method of investment may help you buy low and sell high. This program does not guarantee gains or protect against losses. You may still have losses.

You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the effective date. Once we receive the asset rebalancing request form at our home office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy’s current net premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:	• you must submit a completed asset rebalancing request form signed by the policy owner to us at our home office; and

• you must have a minimum cash value of $10,000 or make a $10,000 initial premium payment.

There is no charge for the asset rebalancing program. Reallocations we make under the program will not count toward your 12 free transfers each year.

Asset rebalancing will cease if:	• we receive your request to discontinue participation at our home office;

• you make any transfer to or from any subaccount other than under a scheduled rebalancing; or

• you elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time, but we reserve the right to restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset

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rebalancing program, you must complete a new request form. We may modify, suspend or discontinue the asset rebalancing program at any time.

Third Party Asset Allocation Services

We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed Transamerica Life agents for the sale of Policies. Transamerica Life does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with Transamerica Life for the sale of Policies. Transamerica Life therefore takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties. Transamerica Life does not currently charge you any additional fees for providing these support services. Transamerica Life reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

Note carefully:

•	Transamerica Life does not offer, and does not engage any third parties to offer, investment allocation services of any type for use with the Policy.

•	Transamerica Life is not party to any agreement that you may have with any third parties that offer investment allocation services for use with your Policy.

•	Any fee that is charged by third parties offering investment allocation services for use with your Policy is in addition to the fees and expenses that apply under your Policy.

POLICY VALUES

Cash Value

Your Policy’s cash value:

•	Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

•	Serves as the starting point for calculating values under a Policy.

•	Equals the sum of all values in each subaccount, the fixed account and the loan account.

•	Is determined on the effective date and on each valuation day.

•	Has no guaranteed minimum amount and may be more or less than premiums paid.

Net Cash Value

The net cash value is the amount we pay when you surrender your Policy. We determine the net cash value at the end of the valuation period when we receive your written surrender request at our home office.

Net cash value on any valuation date equals:	• the cash value as of such date; minus

• any outstanding indebtedness (Policy loan amount plus any accrued interest).

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Subaccount Value

Each subaccount’s value is the cash value in that subaccount. At the end of the free-look period, the subaccount value is equal to the amount of the initial net premium allocated to that subaccount, including any interest earned during the free-look period. At the end of any other valuation period, the subaccount’s value is equal to that part of the net premiums allocated to the subaccount and any cash value transferred to the subaccount, adjusted by fees and charges, interest income, dividends, net capital gains or losses, realized or unrealized, and decreased by partial withdrawals and any cash value transferred out of the subaccount.

Accumulation Units

Every time you allocate premium, transfer or withdraw money to or from a subaccount, we convert that dollar amount into accumulation units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or partial withdrawal by the accumulation unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or partial withdrawal request is received at our home office. Accumulation units are canceled as of the end of the valuation period in which we receive written (or other acceptable) notice regarding the event. These events are referred to as Policy transactions. Accumulation units are bought and sold each time there is a Policy transaction.

Net premiums allocated to or amounts transferred to a subaccount increase the number of accumulation units of that subaccount. The following events reduce the number of accumulation units of a subaccount:

•	partial withdrawals or transfers from a subaccount;

•	surrender of the Policy;

•	payment of the life insurance benefit proceeds;

•	Policy loans; and

•	the monthly deduction.

The number of accumulation units in any subaccount on any monthly deduction plus day equals:	• the initial units purchased at accumulation unit value at the end of the free-look period; plus

• units purchased with additional net premium(s); plus

• units purchased via transfers from another subaccount, the fixed account or the loan account; minus

• units redeemed to pay for monthly deductions; minus

• units redeemed to pay for partial withdrawals; minus

• units redeemed as part of a transfer to another subaccount or the fixed account or the loan account; minus

• units redeemed to pay any transfer charges, any partial withdrawal charges, and any redemption fees that may apply.

Accumulation Unit Value

We determine the value of an accumulation unit on any valuation day by multiplying the value of the accumulation unit on the immediately preceding valuation day by the net investment factor for the valuation period.

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Net Investment Factor

The net investment factor is an index that we apply to measure the investment performance of accumulation units of a subaccount from one valuation period to the next. We determine the net investment factor for any subaccount for any valuation period by dividing:

•	the result of:

•	the net asset value per share of the portfolio held in the subaccount, determined at the end of the current valuation period; plus

•	the per share amount of any dividend or capital gain distributions made by the portfolio held in the subaccount, if the “ex-dividend” date occurs during the current valuation period; and the result divided by

•	the net asset value per share of the portfolio held in the subaccount, determined at the end of the immediately preceding valuation period.

The net investment factor may be greater or less than one; therefore, the value of an accumulation unit may increase or decrease.

Except on customary national holidays on which the NYSE is closed, the portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) that coincides with the end of each valuation period.

Fixed Account Value

The fixed account value is equal to the cash value allocated to the fixed account.

The fixed account value at the end of any valuation period is equal to:	• the sum of all net premium(s) allocated to the fixed account; plus

• any amounts transferred from a subaccount to the fixed account; plus

• total interest credited to the fixed account; minus

• any amounts charged to pay for monthly deductions as they are due; minus

• any amounts withdrawn from the fixed account to pay for partial withdrawals; minus

• any amounts transferred from the fixed account to a subaccount (including any transfer fees).

LIFE INSURANCE BENEFIT

As long as the Policy is in force, we will pay the life insurance benefit on an individual Policy once we receive at our home office satisfactory proof of the insured’s death, written direction on how to pay the life insurance benefit, and any other documents and information we need. We may require return of the Policy. We will pay the life insurance benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the life insurance benefit proceeds to the owner. We will pay the life insurance benefit proceeds in a lump sum or under a settlement option.

Life insurance benefit proceeds equal:	• the life insurance benefit (described below); minus

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• any monthly deductions due during the late period (if applicable); minus

• any outstanding indebtedness or due and unpaid charges; plus

• any additional insurance in force provided by rider.

We may further adjust the amount of the life insurance benefit proceeds if we contest the Policy or if you misstate the insured’s age or sex.

Life Insurance Benefit Options

The Policy provides a life insurance benefit. The life insurance benefit is determined at the end of the valuation period in which the insured dies. On your application, you must select one of the three life insurance benefit options (Option 1, Option 2 or Option 3) we offer. No matter which life insurance benefit option you choose, we guarantee that, so long as the Policy does not lapse, the life insurance benefit will never be less than the face amount of the Policy until age 100, when the life insurance benefit will equal the cash value.

You must also choose either the Cash Value Accumulation Test or the Guideline Premium Test in order to qualify the Policy as life insurance under the Code. You may not change tests. Each test involves a set of limitation percentages that vary by age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other and may be found below.

Life insurance benefit under Option 1 is the greater of:	1. the face amount of the Policy; or

2. the applicable percentage called the “limitation percentage,” multiplied by the cash value on the insured’s date of death.

Under Option 1, your life insurance benefit remains level unless the limitation percentage multiplied by the cash value is greater than the face amount; then the life insurance benefit will vary as the cash value varies.

Option 1 example.  Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under option 1, a Policy with a $50,000 face amount will generally pay $50,000 in life insurance benefits. However, because the life insurance benefit must be equal to or greater than 250% of cash value (age 40 and under), any time the cash value of the Policy exceeds $20,000, the life insurance benefit will exceed the $50,000 face amount. Each additional dollar added to cash value above $20,000 will increase the life insurance benefit by $2.50. Similarly, so long as cash value exceeds $20,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

Life insurance benefit under Option 2 is the greater of:	1. the face amount; plus

• the cash value on the insured’s date of death; or

2. the limitation percentage; multiplied by

• the cash value on the insured’s date of death.

Under Option 2, the life insurance benefit always varies as the cash value varies.

Option 2 example.  Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 2, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus cash value. Thus, for example, a Policy with a cash value of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $33,333, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $33,333 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $33,333, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

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Life insurance benefit under Option 3 is the greater of:	1. the face amount; plus

• cumulative premiums paid; less

• cumulative partial withdrawals; or

2. the limitation percentage; multiplied by

• the cash value on the insured’s date of death.

Under Option 3, the life insurance benefit will always vary with the premiums paid and partial withdrawals taken, and the life insurance benefit may vary as the cash value varies.

Option 3 example.  Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 3, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus premiums. Thus, for example, a Policy with premiums paid of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $24,000, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $24,000 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $24,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

*           *           *

The Policy is intended to qualify under Section 7702 of the Code as a life insurance contract for federal tax purposes. The life insurance benefit under the Policy is intended to qualify for the federal income tax exclusion.

To the extent that the life insurance benefit is increased to maintain qualification as a life insurance policy, appropriate adjustments will be made in any monthly deductions or supplemental benefits as of that time, retroactively or otherwise, that are consistent with such an increase. Retroactive adjustments to the monthly deduction may be deducted from the cash value or may be made by right of setoff against any life insurance benefits payable. Prospective adjustments will be reflected in the monthly deduction.

Life Insurance Benefit Compliance Tests

Under Section 7702 of the Code, a policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a “guideline premium test (GPT)” or a “cash value accumulation test (CVAT).” You must choose either the GPT or the CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used.

Each test involves a set of limitation percentages that vary by attained age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other. (See the separate tables below.)

Limitation Percentages Table – Guideline Premium Test

Insured’s		Insured’s		Insured’s
Attained Age		Attained Age		Attained Age
on Policy	Limitation	on Policy	Limitation	on Policy	Limitation
Anniversary	Percentage	Anniversary	Percentage	Anniversary	Percentage

0-40	250	59	134	78	105
41	243	60	130	79	105
42	236	61	128	80	105
43	229	62	126	81	105
44	222	63	124	82	105
45	215	64	122	83	105
46	209	65	120	84	105

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Insured’s		Insured’s		Insured’s
Attained Age		Attained Age		Attained Age
on Policy	Limitation	on Policy	Limitation	on Policy	Limitation
Anniversary	Percentage	Anniversary	Percentage	Anniversary	Percentage

47	203	66	119	85	105
48	197	67	118	86	105
49	191	68	117	87	105
50	185	69	116	88	105
51	178	70	115	89	105
52	171	71	113	90	105
53	164	72	111	91	104
54	157	73	109	92	103
55	150	74	107	93	102
56	146	75	105	94-99	101
57	142	76	105	100 and	100
58	138	77	105	older

Limitation Percentages Table – Cash Value Accumulation Test

Insured’s			Insured’s			Insured’s
Attainted Age	Limitation		Attained Age	Limitation		Attained Age	Limitation
on Policy	Percentage		on Policy	Percentage		on Policy	Percentage
Anniversary	Male	Female	Anniversary	Male	Female	Anniversary	Male	Female

20	631	751	47	267	312	74	137	148
21	612	727	48	259	303	75	135	145
22	595	704	49	251	294	76	133	142
23	577	681	50	244	285	77	131	139
24	560	659	51	237	276	78	129	136
25	542	638	52	230	268	79	127	134
26	526	617	53	224	261	80	125	131
27	509	597	54	218	253	81	124	129
28	493	578	55	212	246	82	122	127
29	477	559	56	206	239	83	121	125
30	462	541	57	201	232	84	119	123
31	447	523	58	195	226	85	118	121
32	432	506	59	190	219	86	117	119
33	418	489	60	186	213	87	116	118
34	404	473	61	181	207	88	115	117
35	391	458	62	177	201	89	114	115
36	379	443	63	172	196	90	113	114
37	366	428	64	168	191	91	112	113
38	355	414	65	164	186	92	111	111
39	343	401	66	161	181	93	110	110
40	332	388	67	157	176	94	109	109
41	322	376	68	154	172	95	107	108
42	312	364	69	151	167	96	106	106
43	302	353	70	148	163	97	105	105
44	293	342	71	145	159	98	103	103
45	284	332	72	142	155	99	102	102
46	275	322	73	140	152	100	100	100

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If the federal tax code requires us to determine the life insurance benefit by reference to these limitation percentages, the Policy is described as “in the corridor.” An increase in the cash value while the Policy is in the corridor will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the policy. The corridor requires that the life insurance benefit be at least a certain percentage (varying each year by age of the insured) of the cash value. The CVAT does not have a premium limit, but does have a corridor that requires that the life insurance benefit be at least a certain percentage (varying based on the age, sex and risk class of the insured) of the cash value.

The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more life insurance benefit in relation to cash value than is required by the GPT corridor. Therefore, as your cash value increases your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

Your Policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher life insurance benefit.

Choosing a Life Insurance Benefit Option

You must choose one life insurance benefit option on your application. This is an important decision. The life insurance benefit option you choose generally will have an impact on the dollar value of the life insurance benefit, on your cash value and on the cost of insurance charges you pay. Your Policy will be issued with Option 1 if no life insurance benefit option is designated on the application.

Option 1 could be considered more suitable for you if your goal is to increase cash value based upon positive investment experience, while Options 2 and 3 could be considered more suitable if your goal is to increase your total life insurance benefit.

Changing the Life Insurance Benefit Option

After the first Policy year, you may change the life insurance benefit option for an insured’s coverage (subject to the rules below). We will notify you of the new face amount.

•	You may not change between Options 2 and 3.

•	You must send your written request to our home office.

•	We may require proof of insurability.

•	The effective date of the change will be the monthly deduction day on or immediately following the date we approve your request for a change.

•	You may not make a change that would decrease the face amount below the minimum face amount of the Policy.

•	If you change from Option 2 to Option 1, the face amount will be increased by an amount equal to the cash value on the effective date of the change.

•	If you change from Option 1 to Option 2, the face amount will be decreased by an amount equal to the cash value on the effective date of the change.

•	If you change from Option 3 to Option 1, the face amount will be increased by the sum of the premiums paid less the sum of partial withdrawals.

•	If you change from Option 1 to Option 3, the face amount will be decreased by the sum of the premiums paid less the sum of partial withdrawals.

•	You may not make a change if the Policy would fail to qualify as life insurance as defined under Section 7702 of the Code.

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•	There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy’s life insurance benefit option.

How Life Insurance Benefits May Vary in Amount

As long as the Policy remains in force, we guarantee that the life insurance benefit will never be less than the face amount of the Policy. These proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. The life insurance benefit may, however, vary with the Policy’s cash value. Under Option 1, the life insurance benefit will only vary when the cash value multiplied by the limitation percentage exceeds the face amount of the Policy. The life insurance benefit under Option 2 will always vary with the cash value because the life insurance benefit equals either the face amount plus the cash value or the limitation percentage multiplied by the cash value. The life insurance benefit under Option 3 will always vary with the premiums paid and partial withdrawals taken and will also vary whenever the Policy is in the corridor (i.e., whenever the cash value multiplied by the limitation percentage exceeds the face amount plus cumulative premiums paid less cumulative partial withdrawals).

Changing the Face Amount

Subject to certain limitations, you may increase or decrease the face amount of a Policy. A change in face amount may affect your cost of insurance charge. A change in face amount could also have federal income tax consequences. Consult a tax advisor before changing the face amount.

Decreasing the Face Amount

After the Policy has been in force for one year, you may decrease the face amount. A decrease in the face amount will affect your cost of insurance charge and may have adverse federal tax consequences. You should consult a tax advisor before decreasing your Policy’s face amount.

Conditions for decreasing the face amount:	• You must send your written request to our home office.

• You may not decrease your face amount lower than $1,000.

• You may not decrease your face amount if it would disqualify your Policy as life insurance under the Code.

• A decrease in face amount will take effect on the monthly deduction day on or immediately following our receipt of your written request.

Increasing the Face Amount

After the Policy has been in force for one year, you may increase the face amount. An increase in the face amount will affect your cost of insurance charge and target premium. A change in face amount may have adverse federal tax consequences. You should consult a tax advisor before increasing your Policy’s face amount.

Conditions for increasing the face amount:	• You must submit a written application to our home office.

• You must submit additional evidence of insurability as requested.

• We reserve the right to decline any increase request.

• You do not need to increase your premium, but there must be enough net cash value to cover the next monthly deduction after the increase becomes effective.

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• An increase in face amount will take effect on the monthly deduction day on or after we approve your written request.

• The two year period in the incontestability and suicide exclusion provision will each start on the date such increase takes effect.

• IF YOU INCREASE THE FACE AMOUNT BUT YOU HAVE NOT PAID SUFFICIENT PREMIUMS TO COVER MONTHLY DEDUCTIONS, YOUR POLICY WILL LAPSE.

Duration of the Policy

The Policy’s duration depends upon the net cash value. The Policy will remain in force so long as the net cash value is sufficient to pay the monthly deduction. If the net cash value is insufficient to pay the monthly deduction and you do not make an adequate payment before the end of the late period, the Policy will lapse and terminate without value.

Payment Options

We will pay the Policy proceeds in one sum or, if elected, all or part of the proceeds may be placed under the fixed period option described in your Policy and in the SAI.

SURRENDERS AND PARTIAL WITHDRAWALS

Surrenders

You must make a written request containing an original signature to surrender your Policy. A surrender is effective as of the date when we receive your written request at our home office. The net cash value will be calculated at the end of the valuation day on which we receive your request at our home office. The insured must be alive and the Policy must be in force when you make your written request. Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net cash value in a lump sum within seven days. A surrender may have tax consequences. You should consult a tax advisor before requesting a surrender.

We will pay you an amount in addition to the net cash value on surrender if:

•	you are completely surrendering either (i) all of the Policies or (ii) if the Policies have been issued in a “case” (i.e., all Policies originally issued to a single owner on a common date), the final Policy in the case to be completely surrendered; and

•	ownership has not been transferred (except as a result of a merger or acquisition and the succeeding owner was, or is to be, the wholly-owned subsidiary of the preceding owner, or the succeeding owner is a trust established by the preceding owner for the purpose of providing employee benefits).

This additional amount will not be paid on partial withdrawals or on full surrenders with proceeds paid to a party other than the owner.

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The additional amount is a percentage of the “fully-surrendered net cash value” (defined below), as set out in the table below, multiplied by a factor between 0.00 and 1.00, inclusive. The factor is (A/B) + (C x D) with A, B, C, and D defined as follows: (A) target premium, (B) total first year premium, (C) thirty percent, (D) the ratio of term insurance rider coverage at issue to total death benefit at issue.

Policy
Year	Percentage of net cash value

1	12%
2	10.4%
3	8.5%
4	6.6%
5	4.0%
6	2.4%
7	1.0%
8+	0%

“Fully-surrendered net cash value” is calculated as follows:

•	the total net cash value of the Policies in the case in force on the surrender date of the final Policy; plus;

•	the total net cash value paid for any Policies in the case surrendered prior to the surrender date; minus;

•	the total net cash value for any Policies in the case that terminate or have terminated as part of a transaction to which Section 1035 of the Code is intended to apply.

Partial Withdrawals

After the first Policy year, while the insured is living and the Policy is in force, you may request a partial withdrawal of a portion of your net cash value subject to certain conditions.

Conditions for partial withdrawals:	• You must send your written partial withdrawal request with an original signature to our home office.

• The minimum amount of the partial withdrawal is $500 and the maximum amount of the partial withdrawal is an amount that would leave at least $500 remaining in each subaccount or the fixed account from which the partial withdrawal is made.

• There is no limit to the number of partial withdrawals per Policy year.

• The partial withdrawal will be deducted from each of the subaccounts and the fixed account on a pro rata basis in accordance with your current premium allocation instructions unless you specify otherwise in your written request.

• You may not take a partial withdrawal if it will reduce the face amount below the minimum face amount set forth in the Policy.

• We generally will pay a partial withdrawal request within seven days following the valuation day we receive the request at our home office.

• We reserve the right to deduct a processing fee equal to the lesser of $25 or 2% of the amount you withdraw. We deduct this amount from the withdrawal, and we pay you the balance. We will deduct this fee on a pro rata basis from the subaccounts and the fixed account unless we may otherwise require or agree.

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• The cash value and the net cash value will be reduced, as of the date of payment, by the amount of partial withdrawal that you make.

• You may not take a partial withdrawal that would disqualify your Policy as life insurance under the Code.

• A partial withdrawal may have tax consequences. See “Federal Income Tax Considerations.”

If you have selected life insurance benefit option 1, we will reduce the face amount by the amount of the partial withdrawal. If you have selected life insurance benefit option 2, the face amount will not be changed by the amount of the partial withdrawal. If you have selected life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawals minus the sum of the premiums paid; otherwise the face amount is not reduced. In no event will the face amount be reduced below $1,000.00.

LOANS

General

After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan before the first Policy anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from or secured by a Policy may have tax consequences. You should consult a tax advisor before requesting a Policy loan. See “Federal Income Tax Considerations.”

Conditions for Policy loans:	• We may require you to borrow at least $500.

• The maximum amount you may borrow is 90% of the net cash value.

• Outstanding loans have priority over the claims of any assignee or other person.

• The loan may be repaid totally or in part.

When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account on a pro rata basis unless you specify otherwise in your written notice, and we will transfer that amount to the loan account. The loan account is a part of our general account to which amounts are transferred as collateral for a Policy loan.

We normally pay the amount of the loan within seven days after we receive a proper loan request at our home office. We may postpone payment of loans under certain conditions.

You may also fax your loan request to us at 319-355-2378. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days of receipt of confirmation of fax transmittal and send proof of your fax transmittal to our home office.

At each Policy anniversary, we will compare the outstanding loan to the amount in the loan account including interest credited to the loan account during the previous Policy year. We will also make this comparison any time you repay all or part of the loan or make a request to borrow an additional amount. At such time, if the outstanding loan amount exceeds the amount in the loan account, we will transfer the difference from the subaccounts and the fixed account to the loan account in the same manner as when a loan is made. If the amount in the loan account exceeds the amount of the outstanding loan, we will transfer the difference from the loan account to the subaccounts and the fixed account in the same manner as net premiums are allocated. No charge will be imposed for these transfers, and these transfers will not be treated as transfers in calculating the transfer charge.

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Interest Rate Charged

We currently charge an annual interest rate on Policy loans of 2.67% in Policy years 1-17, 2.25% in Policy years 18-30, and 2.15% in Policy years 31+; (the annual interest rate we charge is guaranteed not to exceed 4.00%). Interest is payable in arrears on each Policy anniversary. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate. If we declare an annual interest rate lower than 4.00%, any subsequent increase in the interest rate is subject to the following conditions:

•	The effective date of any increase in the interest rate for Policy loans will not be earlier than one year after the effective date of the previous rate.

•	We will give notice of the interest rate in effect when a loan is made and when we send notice of loan interest due.

•	We will give notice of any change in the annual interest rate within 30 days of the change.

Loan Account Interest Rate Credited

We will credit the amount in the loan account with interest at an effective annual rate of 2.00%.

Maximum Loan Account Interest Rate

The maximum interest rate we will charge for a Policy loan is 4.00% annually. After offsetting the 2.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% annually.

Indebtedness

Indebtedness is the total of all Policy loans plus any loan interest accrued on the loans. If indebtedness exceeds the cash value, we will notify you and any assignee of record. If we do not receive sufficient payment equal to excess indebtedness within 31 days from the date we send you the notice, the Policy will lapse and terminate without value. The Policy may be reinstated.

Repayment of Indebtedness

You may repay indebtedness at any time. Payments must be sent to our home office and will be credited as of the date received. We will treat payments made while there is indebtedness as loan repayments unless you indicate that the payment is a premium payment. Note that premium payments result in additional charges to you, but loan repayments do not. If not repaid, we may deduct indebtedness from any amount payable under the Policy. As indebtedness is repaid, an amount equal to the repayment will be transferred from the loan account to the subaccounts and the fixed account in the same manner as net premiums are allocated. We will allocate the repayment of indebtedness at the end of the valuation period during which the repayment is received.

Effect of Policy Loans

A Policy loan reduces the life insurance benefit proceeds and net cash value by the amount of any outstanding indebtedness. Repaying the loan causes the life insurance benefit proceeds and net cash value to increase by the amount of the repayment. As long as a loan is outstanding, we hold in the loan account an amount equal to the loan as of the last Policy anniversary plus any accrued interest, net of any loan repayments. This amount is not affected by the separate account’s investment performance and may not be credited with the interest rates accruing on the unloaned portion of the fixed account. Amounts transferred from the separate account to the loan account will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

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There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding indebtedness, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

POLICY LAPSE AND REINSTATEMENT

Lapse

Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee your Policy will not lapse.  Your Policy may lapse (terminate without value) if the net cash value on any monthly deduction day is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and partial withdrawals cause a decrease in the net cash value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions. The lapse of a Policy with loans outstanding may have tax consequences.

If the net cash value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay (at least sufficient to provide a net premium to cover the sum of the monthly deductions due) and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 62 days after the date of the notice. This 62-day period is called the late period. If we do not receive the specified minimum payment by the end of the late period, all coverage under the Policy will terminate without value.

If we receive a sufficient payment during the late period, we will allocate any resulting net premium among the subaccounts and the fixed account and will charge any monthly deductions due to the subaccounts and the fixed account according to the current net premium allocation. If the insured dies during the late period, the life insurance benefit proceeds will equal the amount of the life insurance benefit proceeds immediately before the commencement of the late period, reduced by any due and unpaid charges.

Reinstatement

At your request, we may reinstate a lapsed Policy within five years after the lapse. To reinstate the Policy you must:

•	submit a written application for reinstatement to our home office;

•	provide evidence of insurability that is satisfactory to us;

•	make a minimum premium payment sufficient to provide a net premium that is large enough to cover the next two monthly deductions that will become due after the time of reinstatement.

•	either reinstate or repay any unpaid loan.

We reserve the right to decline any reinstatement request. The effective date of the reinstatement will be the first monthly deduction date on or after the date we approve the application for reinstatement.

POLICY TERMINATION

Your Policy will terminate on the earliest of:

•	the end of the late period;

•	the date the insured dies; or

•	the date the Policy is surrendered.

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FEDERAL INCOME TAX CONSIDERATIONS

PURSUANT TO U.S. TREASURY DEPARTMENT CIRCULAR 230, THE COMPANY IS INFORMING POLICY HOLDERS AND PROSPECTIVE POLICY HOLDERS THAT (A) THE SUMMARY SET FORTH BELOW IS NOT INTENDED AND WAS NOT WRITTEN TO BE USED, AND CANNOT BE USED, BY ANY TAXPAYER FOR THE PURPOSES OF AVOIDING PENALTIES UNDER THE U.S. FEDERAL TAX LAWS OR ANY OTHER APPLICABLE TAX LAWS THAT MAY BE IMPOSED ON THE TAXPAYER, (B) THE SUMMARY SET FORTH BELOW WAS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING BY THE COMPANY OF THE POLICIES, AND (C) EACH TAXPAYER SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.

Because of the absence of pertinent interpretations of the Code requirements, there is, however, less certainty about the application of such requirements to a Policy issued on a substandard basis. It is also uncertain whether life insurance benefits under policies that continue after the insured attains age 100 will be excludible from the beneficiary’s gross income and whether Policy cash value will be deemed to be distributed to you when the insured attains age 100. Such a deemed distribution may be taxable. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements, and we reserve the right to restrict Policy transactions in order to do so.

In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the separate account assets. We reserve the right to modify the Policies to bring them in conformity with applicable standards should such modification be necessary to prevent owners of the Policies from being treated as the owners of the underlying separate account assets.

In addition, the Code requires that the investments of the separate account be “adequately diversified” in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the subaccounts, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes the Policy will qualify as a life insurance policy for federal income tax purposes.

Tax Treatment of Policy Benefits

In General.  We believe that the life insurance benefit under a Policy should generally be excludible from the beneficiary’s gross income. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary’s circumstances. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract” (“MEC”).

Modified Endowment Contracts.  Under the Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” with less favorable income tax treatment than other life insurance contracts.

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In general, a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced fact amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the life insurance benefit, which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a life insurance benefit equal to the lowest life insurance benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

Distributions (other than Life Insurance Benefits) from MECs.  Policies classified as MECs are subject to the following tax rules:

•	All distributions other than life insurance benefits from a MEC, including distributions upon surrender and partial withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner’s investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

•	Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

•	A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

•	If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Life Insurance Benefits) from Policies that are not MECs.  Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made so that the Policy may continue to qualify as life insurance for federal income tax purposes may be treated in whole or in part as ordinary income subject to tax if Policy benefits are reduced during the first 15 Policy years due to such distributions.

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Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. However, the tax consequences associated with loans after the 17th Policy year are less clear, and a tax advisor should be consulted about such loans.

Finally, distributions or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

Multiple Policies.  All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner’s income when a taxable distribution occurs.

Continuation Beyond Age 100.  If the Policy continues in force beyond the insured’s 100th birthday, the tax consequences are uncertain. You should consult a tax advisor as to these consequences.

Section 1035 Exchanges.  Generally, there are no tax consequences when you exchange one life insurance policy for another, so long as the same person is being insured (a change of the insured is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract. The new policy may also lose any “grandfathering” privilege, where you would be exempt from certain legislative or regulatory changes made after your original policy was issued, if you exchange your policy. You should consult with a tax advisor if you are considering exchanging any life insurance policy.

Withholding.  To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico.  In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations.  The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

Investment in the Policy.  Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans.  If a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, the amount of the outstanding indebtedness will be taxed as if it were a distribution.

Deductibility of Policy Loan Interest.  In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Business Uses of the Policy.  The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted rules relating to life insurance owned by

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businesses, and the IRS has issued guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Employer-Owned Life Insurance Contracts.  Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract that is owned by an employer that insures an employee of the employer and under which the employer is a direct or indirect beneficiary. It is the employer’s responsibility (i) to verify the eligibility of the intended insureds under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j), and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts. The requirements of new section 101(j) generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Policies.  If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Alternative Minimum Tax.  There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policy owner is subject to that tax.

Estate, Gift and Generation — Skipping Transfer Taxes.  When the insured dies, the death proceeds will generally be includable in the owner’s estate for purposes of federal estate tax if the insured owned the Policy. If the owner was not the insured, the fair market value of the Policy would be included in the owner’s estate upon the owner’s death. The Policy would not be includable in the insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001.  The Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2008, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.

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The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Possible Tax Law Changes.  Although the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policies could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Policy.

Possible Charges for Transamerica Life’s Taxes.  At the present time, we make no charge for any federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts and the fixed account or to the Policies. We reserve the right to charge the subaccounts and the fixed account for any future taxes or economic burden we may incur. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions.

OTHER POLICY INFORMATION

Payments We Make

We usually pay the amounts of any surrender, partial withdrawal, loan, life insurance benefit proceeds or settlement option within seven calendar days after we receive all applicable written notices and/or due proof of death at our home office. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; or

•	the SEC permits, by an order, the postponement for the protection of policy owners; or

•	the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, loans, life insurance benefit proceeds or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, life insurance benefit proceeds or surrenders from the fixed account for up to six months.

Federal laws designed to counter terrorism and prevent money laundering by criminals may require us to reject a premium payment and/or block a policy owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or life insurance benefits until instructions are received from the appropriate regulators. We also may be required to provide information about the policy owner or the insured and the Policy to government agencies and departments.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he or she would have been entitled to receive upon surrender of the Policy, and the employee’s beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our home office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

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The Sarbanes-Oxley Act of 2002 (the “Act”) prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements, and the Treasury Department issued regulations that significantly affect the tax treatment of such arrangements. The IRS guidance and the regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this guidance on your split dollar policy.

SUPPLEMENTAL BENEFIT RIDERS

The following supplemental benefit riders are available and may be added to a Policy. Any monthly charges for these riders are deducted from cash value as part of the monthly deduction. The riders available with the Policies provide benefits that do not vary with the investment experience of the separate account. The riders may not be available in all states. Adding these supplemental benefits to an existing Policy or canceling them may have tax consequences, and you should consult a tax advisor before doing so.

We reserve the right to discontinue the availability of any riders for new Policies at any time, and we also reserve the right to modify the terms of any riders for new Policies, subject to approval by the state insurance departments.

Term Insurance Rider

Under the term insurance rider, we provide term insurance coverage on a different basis from the coverage in your Policy.

Features of term insurance rider:	• The rider increases the Policy’s life insurance benefit.

• The rider may be purchased at the time of application or after the Policy is issued.

• The term insurance rider terminates at age 100.

• You may reduce or cancel coverage under the term insurance rider separately from reducing the face amount of the Policy.

• The face amount of the Policy may be decreased, subject to certain minimums, without reducing the coverage under the term insurance rider.

Experience Credits Rider

Under the experience credits rider, certain Policies with the same owner, that we determine satisfy our guidelines, will be eligible for experience credits.

Features of experience credits rider:	• Overall Policy costs may be less over time if experience credits are paid.

• The amount of the experience credit, if any, will be allocated pro rata to the subaccounts or in some other manner as agreed to by us.

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ADDITIONAL INFORMATION

Sale of the Policies

Distribution and Principal Underwriting Agreement.  We have entered into a principal underwriting agreement with our affiliate, TCI, for the distribution and sale of the Policies. We reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies (i.e., commissions payable to selling firms selling the Policies, as described below.) Our parent company provides paid-in capital to TCI and pays the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Compensation to Broker-Dealers Selling the Policies.  The Policies are offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws and state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies. We pay commissions through TCI to the selling firms for their sales of the Policies.

A limited number of these broker-dealers may also be paid to “wholesale” the Policies, that is, to provide marketing support to the broker-dealer firms that do the actual selling.

The selling firms who have selling agreements with us and TCI are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement, but are not expected to be greater than:

•	20% of all premiums paid up to target premium in the first Policy year; plus

•	2.6% of all premiums paid in excess of target premium in first Policy year; plus

•	10% of all premiums paid up to target premium in years 2 through 4; plus

•	2.6% of all premiums paid in excess of target premium in years 2 through 4; plus

•	3.2% of all premiums paid up to target premium in years 5 through 7; plus

•	2.6% of all premiums paid in excess of target premium in years 5 through 7; plus

•	2.4% of all premiums paid in years 8+.

We will pay an additional trail commission of 0.10% on the account value in years 2 through 20 and 0.05% in all subsequent Policy years in which such policies are in force at the end of the year.

The registered representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

Flat fees may also be paid by us to unaffiliated selling firms providing wholesaling services (such as setting up broker meetings, providing sales support and training for sales representatives who sell the Policies).

Additional Compensation Paid to Selected Selling Firms.  In exchange for providing us with access to their distribution network, certain selling firms may receive from us additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates, based on sales volume or flat-fee arrangements. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements differs between selling firms.

No specific charge is assessed directly to policy owners or the separate account to cover commissions and other incentives or payments described above. We do intend to recoup commissions and other sales expenses, however, through fees and charges that policy owners do pay under the Policy and other corporate revenue.

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You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policies.

State Variations

The prospectus and SAI provide a general description of the Policy. Certain provisions of your Policy may differ from the general description of the Policy. Certain provisions of your Policy may differ from the general description in this prospectus because of legal requirements in your state. Your actual Policy and any riders are the controlling documents. Contact your registered representative or our home office for more specific information.

Legal Proceedings

Transamerica Life, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on Transamerica Life’s ability to meet its obligations under the Policy.

Financial Statements

The financial statements of Transamerica Life and the separate account are included in the SAI.

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TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Glossary
The Policy — General Provisions
Entire Contract
Information in the Application for this Policy
Ownership Rights
Changing the Owner
Choosing the Beneficiary
Changing the Beneficiary
Assigning the Policy
Exchanging the Policy
Selecting the Tax Test
Our Right to Contest the Policy
Suicide Exclusion
Misstatement of Age or Sex
Modifying the Policy
Addition, Deletion or Substitution of Portfolios
Additional Information
Settlement Options
Additional Information about Transamerica Life and the Separate Account
Changes to the Separate Account
Potential Conflicts of Interest
Legal Matters
Variations in Policy Provisions
Personalized Illustrations of Policy Benefits
Sale of the Policies
Reports to Owners
Claims of Creditors
Records
Additional Information
Independent Registered Public Accounting Firm
Financial Statements
Underwriting
Underwriting Standards
Performance Data
Other Performance Data in Advertising Sales Literature
Transamerica Life’s Published Ratings

Transamerica Corporate Separate Account Sixteen
Transamerica Life Insurance Company

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GLOSSARY

account(s) — The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

accumulation unit — These are the accounting units used to calculate the values under this Policy.

age — The issue age of the insured, plus the number of completed Policy years since the effective date.

beneficiary — The person (s) to whom the life insurance benefit proceeds are paid upon the death of the insured.

cash value  — After the free-look period, the cash value is the value of the Policy’s accumulation units in each subaccount, plus the amount in the fixed account, plus the amount in the loan account, less any mortality and expense risk charges that have accrued since the last monthly deduction day.

Code — The Internal Revenue Code of 1986, as amended.

effective date — The date coverage under this Policy becomes effective and the date from which Policy anniversaries, Policy years, and Policy months are determined. This date is shown on the Policy specifications page.

face amount — The face amount is the face amount shown on the Policy specifications page plus or minus any changes made as described in the Policy changes section of the Policy.

fixed account — An option to which you may allocate net premiums and cash value. The fixed account is part of our general account. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.

free-look period — The 10-day (or longer, if required by state law) period during which you may return the Policy to us and receive a refund.

general account — The assets of the company other than those allocated to the separate account or any other separate account established by the company.

guideline premium — The premium necessary to provide the benefits selected by the owner under the Policy based on the particular facts relating to the insured and certain assumptions defined by law.

home office — Transamerica Life’s home office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, 1-319-355-8572. Our toll-free phone number is 1-888-804-8461. Our hours are Monday — Friday from 8:00 a.m. — 4:30 p.m. Central Standard Time.

indebtedness — The loan amount plus any accrued loan interest.

insured — The person upon whose life the Policy is issued.

issue age — The age of the insured on the effective date. This age is shown on the Policy specifications page.

lapse — Termination of the Policy at the expiration of the late period while the insured is still living.

late period — The period of time that coverage is continued after the net cash value less any unpaid Policy loan is less than the monthly deduction charge for the next Policy month.

life insurance benefit — The life insurance benefit proceeds payable under this Policy will be based on the life insurance benefit option and the face amount in effect on the date of death.

life insurance benefit option — One of three options that an owner may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds — The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.

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loan account — A portion of the company’s general account to which cash value is transferred to provide collateral for any loan taken under the Policy.

loan account value — The cash value in the loan account.

loan amount — The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary unpaid loan interest is added to the loan amount.

loan value — After the first Policy year, the loan value on any given date is equal to 90% of the net cash value on that date.

monthly deduction charges — Includes monthly contract charge, monthly cost of insurance, a factor representing the mortality and expense risk charge, monthly cost for riders attached to the Policy, a monthly deferred sales load (only in Policy years 2-7), and any temporary flat extra rating shown on the Policy specifications page.

monthly deduction day — The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be deemed to be the next valuation day.

net cash value — The amount payable upon surrender of the Policy equal to the cash value as of the date of surrender, less any outstanding Policy loan and any accrued loan interest due.

net premium — The portion of the premium available for allocation to the subaccounts of the separate account or the fixed account equal to the premium paid by the policy owner less the applicable percent of premium loads.

1940 Act — The Investment Company Act of 1940, as amended.

NYSE — New York Stock Exchange.

partial withdrawal — An amount withdrawn from the net cash value which results in a reduction in the net cash value by the amount withdrawn.

percent of premium load — The percent shown on the Policy specifications page deducted from each premium paid.

planned premium — The premium you select as a level amount that you plan to pay on a monthly, semi-annual or annual basis over the life of the Policy. Payment of all planned premiums, in full and on schedule, does not mean that the Policy will not lapse, terminate without value. Additional and substantial premiums, above the planned premiums, may be necessary to prevent lapse.

Policy anniversary — The same day and month as your effective date for each succeeding year your Policy remains in force.

Policy month — A one-month period beginning on the monthly deduction day.

Policy year — A twelve-month period beginning on the effective date or on a Policy anniversary.

policy owner (owner, you, your) — The person who owns the Policy and who may exercise all rights under the Policy while living.

portfolio(s) — A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC — U.S. Securities and Exchange Commission.

separate account — Transamerica Corporate Separate Account Sixteen, an investment account established by Transamerica Life to receive and invest net premiums allocated under the Policy and other variable life insurance policies we issue.

settlement options — The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.

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subaccount — A sub-division of the separate account. Each subaccount invests exclusively in the shares of the specified portfolio of an insurance-dedicated fund or in a portfolio of securities and investments.

subaccount value — The cash value in a subaccount.

target premium — Amount of premium used to determine the percent of premium loads.

transfer — A transfer of amounts between subaccounts of the separate account or the fixed account.

transfer charge — The company reserves the right to apply a charge of $25.00 for each transfer after the first twelve (12) transfers in a given Policy Year.

valuation day — Each day on which the New York Stock Exchange is open for regular trading.

valuation period — The period from the close of the immediately preceding valuation day to the close of the current valuation day.

we, us, company, our — Transamerica Life Insurance Company (“Transamerica Life”).

written notice — The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our home office.

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Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide to you, without charge and upon request, certain personalized hypothetical illustrations showing the life insurance benefit, net cash value, and cash value. These hypothetical illustrations may help you understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will help you compare this Policy to other life insurance policies. These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations also will reflect the arithmetic average portfolio expenses for 2007. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest. The illustrations are not a representation or guarantee of investment returns or cash value.

Inquiries

To learn more about the Policy, including distribution arrangements and related compensation, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our home office at:

Transamerica Life Insurance Company
4333 Edgewood Road NE
Mail Stop 2390
Cedar Rapids, Iowa 52499
1-888-804-8461
Facsimile: 1-319-355-2378
(Monday — Friday from 8:00 a.m. — 4:30 p.m. Central time)

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-551-8090. You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by the writing the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. The Registrant’s file numbers are listed below.

TCI serves as the principal underwriter for the Policies. More information about TCI is available at http://www.finra.com or by calling 1-800-289-9999. You also can obtain an investor brochure from Financial Industry Regulatory Authority, Inc (“FINRA”) describing its Public Disclosure Program.

SEC File No. 333-109579/ 811-21440

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PROSPECTUS
May 1, 2008

ADVANTAGE X
issued through
Transamerica Corporate Separate Account Sixteen
by
Transamerica Life Insurance Company
Home Office:
4333 Edgewood Road NE
Cedar Rapids, IA 52499
1-888-804-8461    1-319-355-8572

A VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

This prospectus describes the Advantage X, a variable adjustable life insurance policy (the “Policy”) offered by Transamerica Life Insurance Company (“Transamerica Life,” “we,” or “us”) an AEGON company. A purchaser of a Policy (“owner”, “you” or “your”) may allocate amounts under the Policy to one or more of the subaccounts of the Transamerica Corporate Separate Account Sixteen (the “separate account”) or to the fixed account (which credits a specified guaranteed interest rate). Each subaccount invests its assets in one of the corresponding underlying fund portfolios listed on the following page.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.

Prospectuses for the portfolios must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.

An investment in this Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Policy involves risk, including possible loss of the amount invested and possible loss of insurance coverage.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

American Funds Insurance Series

☐	AFIS Global Small Capitalization Fund (Class 2)
☐	AFIS Growth Fund (Class 2)
☐	AFIS International Fund (Class 2)
☐	AFIS New World Fund (Class 2)

DFA Investment Dimensions Group, Inc.

☐	DFA VA Global Bond Portfolio

☐	DFA VA International Small Portfolio

☐	DFA VA International Value Portfolio

☐	DFA VA Large Value Portfolio

☐	DFA VA Short-Term Fixed Portfolio

☐	DFA VA Small Value Portfolio

Fidelity Variable Insurance Products Funds

☐	Fidelity VIP Contrafund® Portfolio (Initial Class)

☐	Fidelity VIP International Capital Appreciation Portfolio (Initial Class)
☐	Fidelity VIP Mid Cap Portfolio (Initial Class)

First Eagle Variable Funds, Inc.

☐	First Eagle Overseas Variable Fund

Ibbotson ETF Allocation Series

☐	Ibbotson Aggressive Growth ETF Asset Allocation Portfolio (Class 1)

☐	Ibbotson Balanced ETF Asset Allocation Portfolio (Class 1)

☐	Ibbotson Conservative ETF Asset Allocation Portfolio (Class 1)

☐	Ibbotson Growth ETF Asset Allocation Portfolio (Class 1)

☐	Ibbotson Income and Growth ETF Allocation Portfolio (Class 1)

Janus Aspen Series

☐	Janus Aspen Balanced Portfolio (Institutional Shares)
☐	Janus Aspen Flexible Bond Portfolio (Institutional Shares)
☐	Janus Aspen Forty Portfolio (Institutional Shares)
☐	Janus Aspen International Growth Portfolio (Institutional Shares)
☐	Janus Aspen Mid Cap Growth Portfolio (Institutional Shares)
☐	Janus Aspen Worldwide Growth Portfolio (Institutional Shares)

PIMCO Variable Insurance Trust

☐	PIMCO VIT All Asset Portfolio (Administrative Class)
☐	PIMCO VIT All Asset Portfolio (Institutional Class)
☐	PIMCO VIT High Yield Portfolio (Institutional Class)
☐	PIMCO VIT Real Return Portfolio (Institutional Class)
☐	PIMCO VIT Short-Term Portfolio (Institutional Class)
☐	PIMCO VIT Total Return Portfolio (Institutional Class)

Royce Capital Fund

☐	Royce Micro-Cap Portfolio

Rydex Variable Trust

☐	Rydex Variable Trust Nova Fund

☐	Rydex Variable Trust NASDAQ-100® Fund(1)

T. Rowe Price Equity Series, Inc.

☐	T. Rowe Price Equity Income Portfolio

☐	T. Rowe Price Mid-Cap Growth Portfolio

Third Avenue Variable Series Trust

☐	Third Avenue Value Portfolio

Van Eck Worldwide Insurance Trust

☐	Van Eck Worldwide Absolute Return Fund

Vanguard® Variable Insurance Fund

☐	Vanguard® VIF Balanced Portfolio

☐	Vanguard® VIF Capital Growth Portfolio

☐	Vanguard® VIF Diversified Value Portfolio

☐	Vanguard® VIF Equity Index Portfolio

☐	Vanguard® VIF High Yield Bond Portfolio

☐	Vanguard® VIF International Portfolio

☐	Vanguard® VIF Mid-Cap Index Portfolio

☐	Vanguard® VIF Money Market Portfolio

☐	Vanguard® VIF REIT Index Portfolio

☐	Vanguard® VIF Short-Term Investment-Grade Portfolio

☐	Vanguard® VIF Small Company Growth Portfolio

☐	Vanguard® VIF Total Bond Market Index Portfolio

☐	Vanguard® VIF Total Stock Market Index Portfolio

(1)	Effective April 1, 2008, the name of the Rydex Variable Trust OTC Fund was changed to the Rydex Variable Trust NASDAQ-100® Fund.

i

ii

This Policy is not available in the State of New York.

iii

POLICY BENEFITS/RISKS SUMMARY	Advantage X

This summary describes the Policy’s important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policy in General

•	The Advantage X is a variable adjustable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy’s cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).

•	Under Transamerica Life’s current rules, the Policy will be offered to corporations and partnerships that meet the following conditions at issue:

•	A minimum of five (5) Policies are issued, each on the life of a different insured; or

•	The aggregate annualized first-year planned premium for all Policies is at least $100,000.

•	The Policy is designed to be long-term in nature in order to provide significant life insurance benefits. However, purchasing this Policy involves certain risks. You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle.

•	Fixed Account. You may put your cash value in the fixed account where it earns at least 2.00% annual interest. We may declare higher rates of interest, but we are not obligated to do so. The fixed account is part of our general account.

•	Separate Account. You may also put your cash value in any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the inside front cover of this prospectus and under “The Portfolios” section. Money you place in a subaccount is subject to investment risk, and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.

•	Supplemental Benefits (Riders). Supplemental riders, such as the Term Life Insurance Rider and the Experience Credits Rider, are available under the Policy. Depending on the riders you add, we may deduct a charge for the rider from the Policy’s cash value as part of the monthly deduction. These riders may not be available in all states.

Flexible Premiums

•	You select a premium payment plan, but the plan is flexible — you are not required to pay premiums according to the plan. You must pay an initial premium before insurance coverage is in force. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits.

•	You increase your risk of lapse if you do not regularly pay premiums; however, failing to pay premiums alone will not cause the Policy to lapse and paying the planned premiums will not guarantee that the Policy will remain in force. Under certain circumstances, extra premiums may be required to prevent lapse.

Free-Look Period

•	The free-look period generally expires 14 days after we mail the Policy or 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period. Unless we receive information or are notified otherwise at our home office, we will deem the Policy delivered to you 4 days after we mail the Policy. You may return the Policy during this period and, depending upon the laws of the state governing your Policy (usually the state where you live), receive a refund of the greater of (a) the Policy’s cash value as of the date the Policy is returned or (b) the amount of premiums paid, less any partial withdrawals. Depending on the laws of the state governing your Policy (usually the state where you live), we will either allocate your net premium to the accounts you indicated on your application, or we will hold the premium in our general account until the end of the free-look period.

Variable Life Insurance Benefit

•	If the insured dies while the Policy is in force, we will pay a life insurance benefit to the beneficiary(ies). The amount of the life insurance benefit depends on the face amount of insurance you select (the “face amount”), the life insurance benefit option you choose, the tax compliance test you choose, and any additional insurance provided by riders you purchase.

•	Choice Among Life Insurance Benefit Options. You must choose one of three life insurance benefit options. We offer the following:

•	Option 1 is the greater of:

—	the face amount of the Policy, or

—	a limitation percentage multiplied by the Policy’s cash value on the date of the insured’s death.

•	Option 2 is the greater of:

—	the face amount of the Policy plus the Policy’s cash value on the date of the insured’s death, or

—	a limitation percentage multiplied by the Policy’s cash value on the date of the insured’s death.

•	Option 3 is the greater of:

—	the face amount of the Policy plus the cumulative premiums paid less cumulative partial withdrawals, or

—	a limitation percentage multiplied by the Policy’s cash value on the date of the insured’s death.

We will reduce the life insurance benefit proceeds by any outstanding indebtedness and any due and unpaid charges. We will increase the life insurance benefit proceeds by any additional insurance benefits you add by rider. We may pay benefits under the Policy in a lump sum or under one of the settlement options set forth in the Policy.

The Policy allows you to choose between two life insurance tax compliance tests: the guideline premium test and the cash value accumulation test. You can choose either tax compliance test with any of the three life insurance benefit options. Your election may affect the amount of the life insurance benefit proceeds and the monthly deduction. Once chosen, the test may not be changed. You should consult a tax advisor when choosing a tax test.

•	Under current tax law, the life insurance benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.

•	Change in Life Insurance Benefit Option and Face Amount. After the first Policy year, you may change the life insurance benefit option or increase or decrease the face amount by sending a written request to our home office. Any increase in face amount will require proof of insurability and will result in additional charges. Changes in life insurance benefit options may require proof of insurability. We do not allow changes between life insurance benefit options 2 and 3. Changing the life insurance benefit option or the face amount may have tax consequences.

Cash Value

•	Cash value is the sum of your Policy’s value in each subaccount, the fixed account, and the loan account. It is the starting point for calculating important values under the Policy, such as net cash value and the life insurance benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions and/or any outstanding loan amount(s).

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Transfers

•	You can transfer cash value among the subaccounts and the fixed account subject to certain restrictions. You currently may make transfers in writing or by fax to our home office.

•	We reserve the right to charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.

•	An asset rebalancing program is available.

•	After the first Policy year, you may make one transfer per Policy year from the fixed account. We must receive your request to transfer from the fixed account within 30 days after a Policy anniversary. The maximum amount that may be transferred is the greater of 25% of the then-current value of the fixed account or the amount transferred in the prior Policy year from the fixed account.

•	We reserve the right to impose severe restrictions on, or even eliminate the transfer privilege. See “Disruptive Trading and Market Timing.”

Loans

•	After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy of up to 90% of the net cash value on that date. We may permit a loan before the first Policy anniversary for Policies issued pursuant to a transfer of cash values from another life insurance policy under Section 1035 (a) of the Internal Revenue Code (the “Code”). The minimum loan amount is $500.

•	We currently charge interest of 2.67% annually in Policy Years 1-17, 2.25% annually in Policy Years 18-30, and 2.15% annually in Policy Years 31+ on any outstanding indebtedness. This charge may increase, but is guaranteed not to exceed 4.00%. Interest is added to the amount of the loan to be repaid.

•	To secure the loan, we transfer a portion of your cash value to the loan account. The loan account is part of our general account. We will credit 2.00% interest annually on amounts in the loan account.

•	Loans may have tax consequences. In particular, Federal income taxes and a penalty tax may apply to loans you take from or secure by the Policy if it is a modified endowment contract. See “Federal Income Tax Considerations.”

Partial Withdrawals and Surrenders

•	You may take partial withdrawals of cash value after the first Policy year. The amount of the withdrawal must be at least $500, and the remaining net cash value following a withdrawal may not be less than $500.

•	We reserve the right to deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) pro rata from each of the subaccounts and the fixed account.

•	The cash value and the net cash value will be reduced, as of the date of payment, by the amount of any partial withdrawal that you make and any processing fee.

•	If you select life insurance benefit option 1, a partial withdrawal will reduce the face amount by the amount of the withdrawal. If you select life insurance benefit option 2, a partial withdrawal will not reduce the face amount. If you select life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawal minus the sum of the premiums paid; otherwise the face amount is not reduced. In no event will the face amount be reduced below $1,000.00.

•	You may fully surrender the Policy at any time before the insured’s death. Life insurance coverage will end. You will receive the net cash value. There are no surrender charges on this Policy, but there is a monthly deferred sales load.

•	A partial withdrawal or surrender may have tax consequences.

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Tax Benefits

A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance Policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.

If the Policy satisfies the definition of life insurance under the Code, the life insurance benefit generally should be excludable from the taxable income of the recipient. In addition, you should not be deemed to be in constructive receipt of the cash value, and therefore should not be taxed on increases (if any) in the cash value until you take out a loan or partial withdrawal, surrender the Policy, or we pay the maturity benefit. Transfers between the accounts are not taxable transactions.

Personalized Illustrations

You may request personalized illustrations that reflect your own particular circumstances. These hypothetical illustrations may help you to:

•	understand the long-term effects of different levels of investment performances,

•	understand the charges and deductions under the Policy, and

•	compare the Policy to other life insurance policies.

These hypothetical illustrations also show the value of the annual premiums accumulated with interest and demonstrate that the net cash value may be low (compared to the premiums paid plus accumulated interest) especially if you surrender the Policy in the early Policy years. Therefore, you should not purchase the Policy as a short-term investment. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

Policy Risks

Investment Risks

You must allocate your Policy’s cash value to one or more subaccounts, which invest in a designated portfolio. You will be subject to the risk that the investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the fixed account, we will credit your fixed account value with a declared rate of interest. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2.00%.

Risk of Lapse

Your Policy may lapse if loans, partial withdrawals, the monthly deductions and insufficient investment returns reduce the net cash value to zero. The Policy will enter a 62-day late period if on any monthly deduction day the net cash value (the cash value minus any outstanding indebtedness) is not enough to pay the monthly deduction due, and then your Policy will lapse unless you make a sufficient payment during the late period.

If you take a partial withdrawal or Policy loan, if you make changes in the life insurance benefit option or the face amount, or if you add, increase or decrease a rider, you may increase the risk of a lapse.

A Policy lapse may have adverse tax consequences.

You may reinstate this Policy within five years after it has lapsed (and before the insured reaches age 100), if the insured meets our insurability requirements and you pay the amount we require.

Tax Risks (Income Tax and MEC)

A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance Policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited.

4

Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements. In the absence of guidance, however, there is less certainty with respect to Policies issued on a substandard basis, particularly if you pay the full amount of premiums.

Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on partial withdrawals, surrenders and loans taken before you reach age 59 1/2. All MECs that we (and/or our affiliates) issue to the same owner in the same calendar year are treated as one MEC for purposes of determining the amount includible in the owner’s income when taxable distribution occurs. If a Policy is not treated as a MEC, partial withdrawals, surrenders and loans generally will not be subject to tax to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. See “Federal Income Tax Considerations.” You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

Loan Risks

A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and the fixed account and place that amount in the loan account as collateral. We then credit a fixed interest rate of 2.00% to the loan account. As a result, the loan account does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited to the unloaned portion of the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rate credited to the fixed account, the effect could be favorable or unfavorable.

We currently charge an annual interest rate on Policy loans of 2.67% in Policy years 1-17, 2.25% in Policy years 18-30, and 2.15% in Policy years 31+, payable in arrears. This charge may increase, but it will not exceed 4.00%. Interest is added to the amount of the loan to be repaid.

A Policy loan could make it more likely that a Policy would lapse. Adverse tax consequences may result from a lapse, especially if the Policy is a non-MEC.

If a loan from a Policy is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy.

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

PORTFOLIO RISKS

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus. Please refer to the prospectuses for the portfolios for more information.

There is no assurance that any of the portfolios will achieve its stated investment objective.

5

FEE TABLES

The following tables describe the fees and expenses that are payable when buying and owning a Policy. If the amount of a charge depends on the personal characteristics of the insured or the owner, the fee table lists the minimum and maximum charges we assess under the Policy, as well as the fees and charges of a typical insured, with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that are payable when buying the Policy, paying premiums, making partial withdrawals from the Policy, taking loans or transferring Policy cash value among the subaccounts and the fixed account.

Transaction Fees

	When Charge	Amount Deducted Maximum	Amount Deducted Current Charge at
Charge	is deducted	Guaranteed Charge the Policy Allows	Time of Policy Issue

Percent of Premium Load	Upon receipt of premium	15.00% of each premium received	10.00% of premium received up to target premium(1) in Policy year 1; 6.50% of premium received up to target premium in Policy years 2-4; 2.50% of premium received up to target premium in Policy years 5-7; 2.10% of premium received up to target premium in Policy years 8-10 in excess of target premium; 0.50% of premium received up to target premium in Policy years 11+
Partial Withdrawal Charge	Upon withdrawal	$25.00	$0
Transfer Charge	Upon each transfer beyond 12 transfers in any Policy year	$25.00 for each transfer in excess of 12 per Policy year	$0

(1)	The “target premium” is not the planned premium that you intend to pay. The target premium is used only to calculate the percent of premium load. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract. Target premiums vary depending on the insured’s sex, issue age and underwriting class.

6

The table below describes the fees and expenses that a policy owner will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses

	When Charge is	Amount Deducted Maximum	Amount Deducted Current Charge at
Charge	Deducted	Guaranteed Charge the Policy allows	time of Policy Issue

Monthly Contract Charge	On the effective date (date of issue) and on each monthly deduction day	$10.00 per month	$5.00 per month
Cost of Insurance(1) (without extra ratings)(2)
• Minimum Charge	On the effective date and on each monthly deduction day	$0.09 per month per $1000 of net amount at risk(3) (Female, Non-Tobacco, Age 20, Medical Issue)	$0.0138 per month per $1000 of net amount at risk (Female, Non-Tobacco, Age 20, Medical Issue)
• Maximum Charge		$83.33 per month per $1000 of net amount at risk (Male, Tobacco, Age 99, Guaranteed Issue)	$33.04 per month per $1000 of net amount at risk (Male, Tobacco, Age 99, Guaranteed Issue)
• Charge for a Male, age 48, Guaranteed Issue, during the first Policy year		$0.50 per month per $1000 of net amount at risk	$0.11 per month per $1000 of net amount at risk
Mortality and Expense Risk Charge	On the effective date and on each monthly deduction day	2.00% (annually) of the average cash value	0.67% (annually) of the average cash value in Policy years 1-17, 0.25% (annually) of the average cash value in Policy years 18-30, and 0.15% (annually) of the average cash value in Policy years 31+
Loan Interest Spread(4)	On Policy anniversary or earlier, as applicable(5)	2.00% (annually)	0.67% (annually) in Policy years 1-17; 0.25% (annually) in Policy years 18-30; and 0.15% (annually) in Policy years 31+
Monthly Deferred Sales Load	On each monthly deduction day during Policy years 2-7	0.30% of all premium received in Policy year 1	0.250% of the premium received up to target premium in Policy year 1, and 0.017% of premium received in excess of target premium in Policy year 1
Term Life Insurance Rider(6)
• Minimum Charge	On the effective date (date of issue) and on each monthly deduction day	$0.06 per month per $1000 of net amount at risk	$0.0138 per month per $1000 of net amount at risk.
• Maximum Charge		$83.33 per month per $1000 of net amount at risk	$33.04 per month per $1000 of net amount at risk
• Charge for a Male, age 48, Guaranteed Issue		$0.50 per month per $1000 of net amount at risk	$0.11 per month per $1000 of net amount at risk

(1)	Cost of insurance rates vary based on the insured’s age, sex, underwriting class and Policy duration. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy’s specifications page will indicate the guaranteed cost of insurance charge applicable to your Policy.

7

You can obtain more information about your cost of insurance charges by contacting your registered representative or the home office listed on the back cover.

(2)	We may place an insured in a substandard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured presents additional mortality risks, we may add a surcharge to the cost of insurance rates.

(3)	The net amount at risk equals the life insurance benefit on a monthly deduction day, minus the cash value as of the monthly deduction day.

(4)	The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed a maximum of 4.00% annually) and the amount of interest we credit to the amount in your loan account (which is a maximum of 2.00% annually). See “Maximum Loan Account Interest Rate.”

(5)	While a Policy loan is outstanding, loan interest is charged in arrears on each Policy anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination or the insured’s death.

(6)	The charge for this rider varies based on the insured’s age, sex and underwriting class, and face amount or net amount at risk. Charges based on actual age may increase as the insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about your rider charges by contacting your registered representative or the home office listed on the back cover.

The following table shows the lowest and highest total operating expenses (before any fee waiver or expense reimbursement) charged by any of the portfolios for the fiscal year ended December 31, 2007. These expenses may be different in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses	Lowest	Highest

(total of all expenses that are deducted from portfolio assets, including management fees, distribution (12b-1) and other expenses)	0.14%	110.50%

Annual Portfolio Operating Expenses
(expenses deducted from portfolio assets)

The purpose of this table is to help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios for the fiscal year ended December 31, 2007 (except as noted in the footnotes). The information in this table (and in the footnotes thereto) was provided to Transamerica Life by the applicable portfolio. Transamerica Life has not independently verified such information. Expenses of the portfolios may be higher or lower in the future. For more information on the portfolio expenses described in this table, see the portfolio prospectuses, which accompany this prospectus.

						Fees and
				Acquired	Gross	Expenses	Total
				Fund Fees	Total	Contractually	Net
	Management	Other	12b-1	and	Annual	Waived or	Annual
Portfolio	Fees	Expenses	Fees	Expenses	Expenses	Reimbursed(29)	Expenses
AFIS Global Small Capitalization Fund (Class 2)	0.70%	0.03%	0.25%	N/A	0.98%	0.00%	0.98%

AFIS Growth Fund (Class 2)	0.32%	0.01%	0.25%	N/A	0.58%	0.00%	0.58%

AFIS International Fund (Class 2)	0.49%	0.03%	0.25%	N/A	0.77%	0.00%	0.77%

AFIS New World Fund (Class 2)	0.76%	0.06%	0.25%	N/A	1.07%	0.00%	1.07%

DFA VA Global Bond Portfolio	0.25%	0.06%	0.00%	N/A	0.31%	0.00%	0.31%

DFA VA International Small Portfolio	0.50%	0.12%	0.00%	N/A	0.62%	0.00%	0.62%

8

						Fees and
				Acquired	Gross	Expenses	Total
				Fund Fees	Total	Contractually	Net
	Management	Other	12b-1	and	Annual	Waived or	Annual
Portfolio	Fees	Expenses	Fees	Expenses	Expenses	Reimbursed(29)	Expenses
DFA VA International Value Portfolio	0.40%	0.07%	0.00%	N/A	0.47%	0.00%	0.47%

DFA VA Large Value Portfolio	0.25%	0.03%	0.00%	N/A	0.28%	0.00%	0.28%

DFA VA Short-Term Fixed Portfolio	0.25%	0.06%	0.00%	N/A	0.31%	0.00%	0.31%

DFA VA Small Value Portfolio	0.50%	0.06%	0.00%	N/A	0.56%	0.00%	0.56%

Fidelity VIP Contrafund® Portfolio (Initial Class)(1)	0.56%	0.09%	N/A	N/A	0.65%	0.00%	0.65%

Fidelity VIP International Capital Appreciation Portfolio (Initial Class)(2),(3)	0.71%	0.49%	N/A	N/A	1.20%	0.00%	1.20%

Fidelity VIP Mid Cap Portfolio (Initial Class)(4)	0.56%	0.11%	N/A	N/A	0.67%	0.00%	0.67%

First Eagle Overseas Variable Fund(5)	0.75%	0.23%	0.25%	N/A	1.23%	0.00%	1.23%

Ibbotson Aggressive Growth ETF Asset Allocation Portfolio — Class 1(6),(7)	0.45%	77.53%	N/A	0.18%	78.16%	77.50%	0.66%

Ibbotson Balanced ETF Asset Allocation Portfolio — Class 1(8),(9)	0.45%	15.58%	N/A	0.18%	16.21%	15.55%	0.66%

Ibbotson Conservative ETF Asset Allocation Portfolio — Class 1(10),(11)	0.45%	109.87%	N/A	0.18%	110.50%	109.84%	0.66%

Ibbotson Growth ETF Asset Allocation Portfolio — Class 1(12),(13)	0.45%	43.12%	N/A	0.17%	43.74%	43.09%	0.65%

Ibbotson Income and Growth ETF Allocation Portfolio — Class 1(14),(15)	0.45%	40.85%	N/A	0.18%	41.48%	40.82%	0.66%

Janus Aspen Balanced Portfolio (Institutional Shares)(16),(17)	0.55%	0.02%	0.00%	0.00%	0.57%	0.00%	0.57%

Janus Aspen Flexible Bond Portfolio (Institutional Shares)(16),(17),(18)	0.55%	0.06%	0.00%	0.01%	0.62%	0.00%	0.62%

Janus Aspen Forty Portfolio (Institutional Shares)(16),(17),(19)	0.64%	0.05%	0.00%	0.01%	0.70%	0.00%	0.70%

Janus Aspen International Growth Portfolio (Institutional Shares)(16),(17)	0.64%	0.06%	0.00%	0.00%	0.70%	0.00%	0.70%

Janus Aspen Mid Cap Growth Portfolio (Institutional Shares)(16),(17)	0.64%	0.04%	0.00%	0.00%	0.68%	0.00%	0.68%

Janus Aspen Worldwide Growth Portfolio (Institutional Shares)(16),(17),(20)	0.65%	0.02%	0.00%	0.00%	0.67%	0.00%	0.67%

PIMCO VIT All Asset Portfolio (Administrative Class)(21)	1.02%	0.25%	N/A	N/A	1.27%	0.02%	1.25%

9

						Fees and
				Acquired	Gross	Expenses	Total
				Fund Fees	Total	Contractually	Net
	Management	Other	12b-1	and	Annual	Waived or	Annual
Portfolio	Fees	Expenses	Fees	Expenses	Expenses	Reimbursed(29)	Expenses
PIMCO VIT All Asset Portfolio (Institutional Class)(21)	0.87%	0.25%	N/A	N/A	1.12%	0.02%	1.10%

PIMCO VIT High Yield Portfolio (Institutional Class)(22)	0.25%	0.35%	N/A	N/A	0.60%	0.00%	0.60%

PIMCO VIT Real Return Portfolio (Institutional Class)(21)	0.25%	0.25%	N/A	N/A	0.50%	0.00%	0.50%

PIMCO VIT Short-Term Portfolio (Institutional Class)(23)	0.25%	0.20%	N/A	N/A	0.45%	0.00%	0.45%

PIMCO VIT Total Return Portfolio (Institutional Class)(24)	0.25%	0.43%	N/A	N/A	0.68%	0.00%	0.68%

Royce Micro-Cap Portfolio	1.25%	0.06%	N/A	N/A	1.31%	0.00%	1.31%

Rydex Variable Trust NASDAQ-100® Fund(25)	0.75%	0.76%	N/A	N/A	1.51%	0.00%	1.51%

Rydex Variable Trust Nova Fund	0.75%	0.71%	N/A	N/A	1.46%	0.00%	1.46%

T. Rowe Price Equity Income Portfolio	0.85%	0.00%	N/A	N/A	0.85%	0.00%	0.85%

T. Rowe Price Mid-Cap Growth Portfolio	0.85%	0.00%	N/A	N/A	0.85%	0.00%	0.85%

Third Avenue Value Portfolio	0.90%	0.27%	N/A	N/A	1.17%	0.00%	1.17%

Van Eck Worldwide Absolute Return Fund(26)	2.50%	2.82%	N/A	0.18%	5.50%	2.82%	2.68%

Vanguard® VIF Balanced Portfolio	0.14%	0.10%	N/A	N/A	0.24%	0.00%	0.24%

Vanguard® VIF Capital Growth Portfolio	0.24%	0.18%	N/A	N/A	0.42%	0.00%	0.42%

Vanguard® VIF Diversified Value Portfolio	0.24%	0.16%	N/A	N/A	0.40%	0.00%	0.40%

Vanguard® VIF Equity Index Portfolio	0.10%	0.04%	N/A	N/A	0.14%	0.00%	0.14%

Vanguard® VIF High Yield Bond Portfolio	0.15%	0.09%	N/A	N/A	0.24%	0.00%	0.24%

Vanguard® VIF International Portfolio	0.25%	0.19%	N/A	N/A	0.44%	0.00%	0.44%

Vanguard® VIF Mid-Cap Index Portfolio	0.19%	0.05%	N/A	N/A	0.24%	0.00%	0.24%

Vanguard® VIF Money Market Portfolio	0.11%	0.04%	N/A	N/A	0.15%	0.00%	0.15%

Vanguard® VIF REIT Index Portfolio	0.25%	0.05%	N/A	N/A	0.30%	0.00%	0.30%

Vanguard® VIF Short-Term Investment-Grade Portfolio	0.11%	0.04%	N/A	N/A	0.15%	0.00%	0.15%

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						Fees and
				Acquired	Gross	Expenses	Total
				Fund Fees	Total	Contractually	Net
	Management	Other	12b-1	and	Annual	Waived or	Annual
Portfolio	Fees	Expenses	Fees	Expenses	Expenses	Reimbursed(29)	Expenses
Vanguard® VIF Small Company Growth Portfolio	0.21%	0.15%	N/A	N/A	0.36%	0.00%	0.36%

Vanguard® VIF Total Bond Market Index Portfolio	0.11%	0.05%	N/A	N/A	0.16%	0.00%	0.16%

Vanguard® VIF Total Stock Market Index Portfolio(27),(28)	0.11%	0.05%	N/A	N/A	0.16%	0.00%	0.16%

(1)	A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce the fund’s custodian expenses. Including these reductions, the total class operating expenses would have been 0.64%. These offsets may be discontinued at any time.

(2)	The fund’s manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain security lending costs, brokerage commissions and extraordinary expenses), as a percentage of its average net assets, exceed 1.10%. This arrangement can be discontinued by the fund’s manager at any time.

(3)	A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce the fund’s custodian expenses. Including these reductions, the total class operating expenses would have been 1.07%. These offsets may be discontinued at any time.

(4)	A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce the fund’s custodian expenses. Including these reductions, the total class operating expenses would have been 0.66%. These offsets may be discontinued at any time.

(5)	Other expenses reflect actual expenses during the fiscal year ended December 31, 2007; the largest of these were monies paid to parties providing transfer agency services to the Fund, including those provided by insurance companies maintaining omnibus accounts with the Fund and acting as sub-transfer agents on behalf of their Variable Contract holders.

(6)	The Portfolio’s shareholders indirectly bear the expenses of the Underlying ETFs in which the Portfolio invests. The Portfolio’s indirect expenses of investing in the Underlying ETFs represents the Portfolio’s pro rata portion of the cumulative expenses charged by the Underlying ETFs based on the Portfolio’s average invested balance in each Underlying ETF, the number of days invested, and each Underlying ETF’s net annual fund operating expenses for the fiscal period ending December 31, 2007. The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in this prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the Underlying ETFs. Excluding the indirect costs of investing in the Underlying ETFs, Total Annual Fund Operating Expenses for Class I are 77.98%.

(7)	The Adviser and Subadviser have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses and extraordinary expenses, do not exceed a maximum of 0.48% of Class I shares average daily net assets through April 30, 2009. The addition of excluded expenses may cause the Portfolio’s Total Annual Fund Operating Expenses to exceed the maximum amounts of 0.48% for Class I agreed to by the Adviser and Subadviser.

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(8)	The Portfolio’s shareholders indirectly bear the expenses of the Underlying ETFs in which the Portfolio invests. The Portfolio’s indirect expenses of investing in the Underlying ETFs represents the Portfolio’s pro rata portion of the cumulative expenses charged by the Underlying ETFs based on the Portfolio’s average invested balance in each Underlying ETF, the number of days invested, and each Underlying ETF’s net annual fund operating expenses for the fiscal period ending December 31, 2007. The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in this prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the Underlying ETFs. Excluding the indirect costs of investing in the Underlying ETFs, Total Annual Fund Operating Expenses for Class I are 16.03%.

(9)	The Adviser and Subadviser have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses and extraordinary expenses, do not exceed a maximum of 0.48% of Class I shares average daily net assets through April 30, 2009. The addition of excluded expenses may cause the Portfolio’s Total Annual Fund Operating Expenses to exceed the maximum amounts of 0.48% for Class I agreed to by the Adviser and Subadviser.

(10)	The Portfolio’s shareholders indirectly bear the expenses of the Underlying ETFs in which the Portfolio invests. The Portfolio’s indirect expenses of investing in the Underlying ETFs represents the Portfolio’s pro rata portion of the cumulative expenses charged by the Underlying ETFs based on the Portfolio’s average invested balance in each Underlying ETF, the number of days invested, and each Underlying ETF’s net annual fund operating expenses for the fiscal period ending December 31, 2007. The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in this prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the Underlying ETFs. Excluding the indirect costs of investing in the Underlying ETFs, Total Annual Fund Operating Expenses for Class I are 110.32%.

(11)	The Adviser and Subadviser have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses and extraordinary expenses, do not exceed a maximum of 0.48% of Class I shares average daily net assets through April 30, 2009. The addition of excluded expenses may cause the Portfolio’s Total Annual Fund Operating Expenses to exceed the maximum amounts of 0.48% for Class I.

(12)	The Portfolio’s shareholders indirectly bear the expenses of the Underlying ETFs in which the Portfolio invests. The Portfolio’s indirect expenses of investing in the Underlying ETFs represents the Portfolio’s pro rata portion of the cumulative expenses charged by the Underlying ETFs based on the Portfolio’s average invested balance in each Underlying ETF, the number of days invested, and each Underlying ETF’s net annual fund operating expenses for the fiscal period ending December 31, 2007. The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in this prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the Underlying ETFs. Excluding the indirect costs of investing in the Underlying ETFs, Total Annual Fund Operating Expenses for Class I are 43.57%.

(13)	The Adviser and Subadviser have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses and extraordinary expenses, do not exceed a maximum of 0.48% of Class I shares average daily net assets through April 30, 2009. The addition of excluded expenses may cause the Portfolio’s Total Annual Fund Operating Expenses to exceed the maximum amounts of 0.48% for Class I agreed to by the Adviser and Subadviser.

(14)	The Portfolio’s shareholders indirectly bear the expenses of the Underlying ETFs in which the Portfolio invests. The Portfolio’s indirect expenses of investing in the Underlying ETFs represents the Portfolio’s pro rata portion of the cumulative expenses charged by the Underlying ETFs based on the Portfolio’s

12

average invested balance in each Underlying ETF, the number of days invested, and each Underlying ETF’s net annual fund operating expenses for the fiscal period ending December 31, 2007. The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in this prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the Underlying ETFs. Excluding the indirect costs of investing in the Underlying ETFs, Total Annual Fund Operating Expenses for Class I are 41.30%.

(15)	The Adviser and Subadviser have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses and extraordinary expenses, do not exceed a maximum of 0.48% of Class I shares average daily net assets through April 30, 2009. The addition of excluded expenses may cause the Portfolio’s Total Annual Fund Operating Expenses to exceed the maximum amounts of 0.48% for Class I agreed to by the Adviser and Subadviser.

(16)	The “Management Fee” is the investment advisory fee rate paid by each Portfolio to Janus Capital as of the end of the fiscal year. For Janus Aspen Worldwide Growth Portfolio, this fee may go up or down monthly based on the Portfolio’s performance relative to its benchmark index.

(17)	“Acquired Fund” means any underlying portfolio (including, but not limited to, exchange-traded funds) in which a Portfolio invests or has invested during the period. Total Annual Fund Operating Expenses shown may not correlate to each Portfolio’s ratio of gross expenses to average net assets appearing in the Financial Highlights tables, which reflect the operating expenses of a Portfolio and does not include Acquired Fund fees and expenses. Amounts less than 0.01%, if applicable, are included in Other Expenses.

(18)	Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive Janus Aspen Flexible Bond Portfolio total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least May 1, 2009. The expense waivers shown reflect the application of such limits. The expense limits are detailed in the Statement of Additional Information (“SAI”).

(19)	Dividends or interest on short sales, which are paid to the lender of borrowed securities, are considered Other Expenses. Such expenses will vary depending on whether the securities the Portfolio sells short pay dividends or interest and the amount of such dividends or interest. Including such short sale dividends of 0.02%, Other Expenses total 0.05%.

(20)	Janus Aspen Worldwide Growth Portfolio pays an investment advisory fee rate that adjusts up or down based upon the Portfolio’s performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is 0.60% for Janus Aspen Worldwide Growth Portfolio, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced February 2007, and may increase or decrease the Management Fee. Refer to “Management Expenses” in the Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).

(21)	“Other Expenses” reflect an administrative fee of 0.25%.

(22)	“Other Expenses” reflect an administrative fee of 0.35%.

(23)	“Other Expenses” reflect an administrative fee of 0.20%.

(24)	“Other Expenses” reflect an administrative fee of 0.25% and interest expense.

(25)	Effective April 1, 2008, the name of the Rydex Variable Trust OTC Fund was changed to the Rydex Variable Trust NASDAQ-100® Fund.

(26)	Net effect of expenses reimbursement by Advisor to average net assets for the period ended 12/31/06 was 1.19%. Expense waiver excludes 1.63% of dividends on securities sold short and 0.18% acquired expenses.

(27)	Although the Portfolio is not expected to incur any net expenses directly, the Portfolio’s shareholders indirectly bear the expenses of the underlying Vanguard funds (the Acquired Funds) in which the

13

Portfolio invests. This figure includes transaction costs (i.e. purchase and redemption fees), if any, imposed on the Portfolio by the Acquired Funds.

(28)	The Total Annual Portfolio Operating Expensed shown in this table do not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not included the Acquired Fund Fees and Expenses.

(29)	For certain portfolios, certain expenses were voluntarily reimbursed and/or certain fees were voluntarily waived during 2007. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these voluntary arrangement, annual portfolio operating expenses would have been:

						Fees and
				Acquired	Gross	Expenses	Total
				Fund Fees	Total	Voluntarily	Net
	Management	Other	12b-1	and	Annual	Waived or	Annual
Portfolio	Fees	Expenses	Fees	Expenses	Expenses	Reimbursed	Expenses
AFIS Global Small Capitalization Fund (Class 2)(30)	0.70%	0.03%	0.25%	N/A	0.98%	0.07%	0.91%
AFIS Growth Fund (Class 2)(30)	0.32%	0.01%	0.25%	N/A	0.58%	0.03%	0.55%
AFIS International Fund (Class 2)(30)	0.49%	0.03%	0.25%	N/A	0.77%	0.05%	0.72%
AFIS New World Fund (Class 2)(30)	0.76%	0.06%	0.25%	N/A	1.07%	0.08%	0.99%

(30)	The series’ investment adviser is currently waiving 10% of its management fee. The waiver may be discontinued at any time in consultation with the series’ board, but it is expected to continue at this level until further review. The series’ investment adviser and board intend to review the waiver as circumstances warrant. Management fees and total expenses do not reflect any waivers. Information regarding the effect of any waiver on total annual fund operating expenses can be found in the Financial Highlights table in the series’ prospectus and in the series’ annual report.

For information concerning compensation paid for the sale of the Policies, see “Sales of the Policies.”

TRANSAMERICA LIFE, THE SEPARATE ACCOUNT,
THE FIXED ACCOUNT AND THE PORTFOLIOS

Transamerica Life

Transamerica Life Insurance Company (“Transamerica Life”) is the insurance company issuing the Policy. Transamerica Life’s home office is located at 4333 Edgewood Road NE, Cedar Rapids, IA 52499. We are obligated to pay all benefits under the Policy.

The Separate Account

The separate account is a separate account of Transamerica Life, established under Iowa law. We own the assets in the separate account, and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

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The separate account is divided into subaccounts, each of which invests in shares of a specific life insurance fund portfolio. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount’s own investment experience and not the investment experience of our other assets. The separate account’s assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

The Fixed Account

The fixed account is part of Transamerica Life’s general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Transamerica Life has sole discretion over the investment of the fixed account’s assets. Transamerica Life bears the full investment risk for all amounts contributed to the fixed account. (Transamerica Life’s guaranteed interest rate for amounts in the fixed account is .16516% per month and is compounded monthly, the equivalent of 2% compounded annually.)

Money you place in the fixed account will earn interest compounded daily at the current interest rate in effect at the time of your allocation. We may declare current interest rates from time to time, at our discretion. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. You bear the risk that interest we credit will not exceed 2.0%.

We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts or monthly deduction charges on a last in, first out basis (“LIFO”) for the purpose of crediting interest.

The fixed account has not been registered with the Securities and Exchange Commission, and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account.

The Portfolios

The subaccounts of the separate account invest in shares of the corresponding portfolios. Each portfolio is part of a series fund, which is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

Each portfolio’s assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

Each portfolio’s investment objective(s), policies and investment adviser (and where applicable, the investment sub-adviser) are summarized below. There is no assurance that any portfolio will achieve its stated objective. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency and, during periods of low interest rates, the yields of money market subaccounts may become extremely low and possibly negative. Certain portfolios may have investment objectives and policies similar to other mutual fund portfolios that are managed by the same investment adviser or sub-adviser that are available directly to the public (i.e., not through variable insurance products). The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager. You can find more detailed information about the portfolios, including a description of risks, in the portfolio prospectuses. You may obtain a free copy of the portfolio prospectuses by contacting us at 1-888-804-8461. You should read the portfolio prospectuses carefully.

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American Funds Insurance Series managed by Capital Research and Management Company	• AFIS Global Small Capitalization Fund (Class 2) seeks to make your investment grow over time by investing primarily in stocks of smaller companies located around the world.
• AFIS Growth Fund (Class 2) seeks to make your investment grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.
• AFIS International Fund (Class 2) seeks to make your investment grow over time by investing primarily in common stocks of companies located outside of the United States.

• AFIS New World Fund (Class 2) seeks to make your investment grow over time by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets.

DFA Investment Dimensions Group, Inc. advised by Dimensional Fund Advisors LP	• DFA VA Global Bond Portfolio seeks to maximize total returns available from a universe of high quality fixed income instruments maturing in five years or less.
• DFA VA International Small Portfolio is a no-load mutual fund designed to achieve long-term capital appreciation.
• DFA VA International Value Portfolio is a no-load mutual fund designed to achieve long-term capital appreciation.
• DFA VA Large Value Portfolio is a no-load mutual fund designed to capture the returns and diversification benefits of a broad cross-section of US value companies, on a market-cap weighted basis.
• DFA VA Short-Term Fixed Portfolio seeks to achieve stable real value of capital with a minimum of risk.

• DFA VA Small Value Portfolio is a no-load mutual fund designed to capture the returns and diversification benefits of a broad cross-section of US small value companies, on a market-cap weighted basis.

Fidelity Variable Insurance Products Funds (Initial Class) managed by Fidelity Management & Research Company	• Fidelity VIP Contrafund® Portfolio (Initial Class) seeks long-term capital appreciation. • Fidelity VIP International Capital Appreciation Portfolio (Initial Class) seeks capital appreciation.
• Fidelity VIP Mid Cap Portfolio (Initial Class) seeks long-term growth of capital.

First Eagle Variable Fund advised by Arnhold and S. Bleichroeder Advisers, LLC	• First Eagle Overseas Variable Fund seeks long-term growth of capital.
Ibbotson ETF Allocation Series advised by ALPS Advisers, Inc.	• Ibbotson Aggressive Growth ETF Asset Allocation Portfolio (Class 1) seeks to provide investors with capital appreciation.
• Ibbotson Balanced ETF Asset Allocation Portfolio (Class 1) seeks to provide investors with capital appreciation and some current income.
• Ibbotson Conservative ETF Asset Allocation Portfolio (Class 1) seeks to provide investors with current income and preservation of capital.
• Ibbotson Growth ETF Asset Allocation Portfolio (Class 1) seeks to provide investors with capital appreciation.
• Ibbotson Income and Growth ETF Asset Allocation Portfolio (Class 1) seeks to provide investors with current income and capital appreciation.

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Janus Aspen Series managed by Janus Capital Management LLC
• Janus Aspen Balanced Portfolio (Institutional Shares) seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities.

• Janus Aspen Flexible Bond Portfolio (Institutional Shares) seeks to obtain maximum total return, consistent with preservation of capital by investing, under normal circumstances, at least 80% of its assets in bonds.

• Janus Aspen Forty Portfolio (Institutional Shares) seeks long-term growth of capital by investing primarily in a core group of 20 to 40 common stocks selected for their growth potential.

• Janus Aspen International Growth Portfolio (Institutional Shares) seeks long-term growth of capital by investing under normal circumstances at least 80% of its net assets in securities of issuers from countries outside of the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers. It may, under unusual circumstances, invest all of its assets in a single country. The Portfolio may have significant exposure to emerging markets.

• Janus Aspen Mid Cap Growth Portfolio (Institutional Shares) seeks long-term growth of capital by investing under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap® Growth Index.

• Janus Aspen Worldwide Growth Portfolio (Institutional Shares) seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from several different countries, including the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets.

PIMCO Variable Insurance Trust managed by Pacific Investment Management Company LLC
• PIMCO VIT All Asset Portfolio (Administrative Class) seeks maximum real return consistent with preservation of real capital and prudent investment management by investing its assets in shares of the PIMCO Funds and does not invest directly in stocks or bonds of other issuers.

• PIMCO VIT All Asset Portfolio (Institutional Class) seeks maximum real return consistent with preservation of real capital and prudent investment management by investing substantially all of its assets in Institutional Class shares of some the PIMCO Funds.

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• PIMCO VIT High Yield Portfolio (Institutional Class) seeks maximum total return, consistent with preservation of capital and prudent investment management by investing at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”) rated below investment grade, but at least Caa by Moody’s or CCC by S&P, or, if unrated, determined by PIMCO to be of comparable quality.

• PIMCO VIT Real Return Portfolio (Institutional Class) seeks maximum real return, consistent with preservation of real capital and prudent investment management.

• PIMCO VIT Short-Term Portfolio (Institutional Class) seeks maximum current income, consistent with preservation of capital and daily liquidity by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities.

• PIMCO VIT Total Return Portfolio (Institutional Class) seeks to maximize total return, consistent with preservation of capital and prudent investment management by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income instruments of varying maturities.

Royce Capital Fund managed by Royce & Associates, LLC
• Royce Micro-Cap Portfolio seeks long-term growth of capital by investing its assets primarily in a broadly diversified portfolio of equity securities issued by micro-cap companies (companies with stock market capitalization less than $500 million).

Rydex Variable Trust managed by Rydex Investments
• Rydex Variable Trust Nova Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500 Index. The S&P 500 Index is an unmanaged index composed of 500 common stocks from a wide range of industries that are traded on the New York Stock Exchange, The American Stock Exchange, and the NASDAQ.

• Rydex Variable Trust NASDAQ-100® Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund’s current benchmark is the NASDAQ 100 Index. The NASDAQ 100 Index contains the 100 largest non-financial, non-utilities stocks in the NASDAQ Composite.

T. Rowe Price Equity Series, Inc. managed by T. Rowe Price Associates, Inc.	• T. Rowe Price Equity Income Portfolio seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.
• T. Rowe Price Mid-Cap Growth Portfolio seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.
Third Avenue Variable Series Trust managed by Third Avenue Management LLC
• Third Avenue Value Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in the securities of well-capitalized, well-managed companies which are available at a significant discount to what the Adviser believes is their intrinsic value.

Van Eck Worldwide Insurance Trust managed by Van Eck Associates Corporation	• Van Eck Worldwide Absolute Return Fund seeks to achieve consistent absolute (positive) returns in various market cycles.

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Worldwide Absolute Return Fund subadvised by: Analytic Investors, Inc. Lazard Asset Management LLC, Martingale Asset Management, L.P. PanAgora Asset Management, Inc.

Vanguard® Variable Insurance Fund managed by the following:
Balanced and High Yield Bond — Wellington Management Company, LLP
Capital Growth — PRIMECAP Management Company
Diversified Value — Barrow, Hanley, Mewhinney & Strauss
Equity Index, Mid-Cap Index, Total Stock Market Index and REIT Index — Vanguard®’s Quantitative Equity Group
International — Schroder Investment Management North America Inc.

• Vanguard® VIF Balanced Portfolio seeks to conserve capital, while providing moderate income and moderate long-term growth of capital and income.
• Vanguard® VIF Capital Growth Portfolio seeks to provide long-term growth of capital.
• Vanguard® VIF Diversified Value Portfolio seeks to provide long-term growth of capital and a moderate level of dividend income.

• Vanguard® VIF Equity Index Portfolio seeks to provide long-term growth of capital and income by attempting to match the performance of a broad-based market index of stocks of large U.S. companies.
• Vanguard® VIF High Yield Bond Portfolio seeks to provide a higher level of income by investing primarily in a diversified group of high-yielding, higher-risk corporate bonds with medium- and lower-range credit-quality ratings, commonly known as “junk bonds.”

Money Market, Short-Term Investment-Grade and Total Bond Market Index — Vanguard®’s Fixed Income Group
Small Company Growth — Granahan Investment Management, Inc. and Grantham, Mayo, Van Otterloo & Co LLC

• Vanguard® VIF International Portfolio seeks to provide a long-term growth of capital by investing primarily in the stocks of seasoned companies located outside of the United States.

• Vanguard® VIF Mid-Cap Index Portfolio seeks to provide long-term growth of capital by attempting to match the performance of a broad-based market index of stocks of medium-size U.S. companies.

• Vanguard® VIF Money Market Portfolio seeks to provide income while maintaining liquidity and a stable share price of $1. An investment in the Portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Portfolio.

• Vanguard® VIF REIT Index Portfolio seeks to provide a high level of income and moderate long-term growth of capital.
• Vanguard® VIF Short-Term Investment-Grade Portfolio seeks income while maintaining a high degree of stability of principal.

• Vanguard® VIF Small Company Growth Portfolio seeks to provide long-term growth of capital by investing primarily in the stocks of smaller companies (which, at the time of purchase, typically have a market value of less than $1-$2 billion).

• Vanguard® VIF Total Bond Market Index Portfolio seeks to provide a higher level of income by attempting to match the performance of a broad-based market index of publicly traded, investment-grade bonds.

• Vanguard® VIF Total Stock Market Index Portfolio seeks to match the performance of a benchmark index that measures the investment return of the overall stock market.

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Selection of the Underlying Portfolios

The underlying portfolios offered through this product are selected by Transamerica Life, and Transamerica Life may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the portfolio can provide marketing and distribution support for the sale of the Policies. (For additional information on these arrangements, see “Revenue We Receive.”) We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from policy owners.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that are available to you, including each fund’s prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the fund’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your Policy resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse a particular portfolio and we do not provide investment advice.

Revenue We Receive

We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive two types of payments:

•	Rule 12b-1 fees. We receive 12b-1 fees from the portfolios in the American Funds Insurance Series and First Eagle Overseas Portfolio. The fee received from American Funds Insurance Series and the First Eagle Overseas Portfolio is 0.25% of assets annually. All fees received by us are based on the average daily assets of the referenced portfolios that we hold in the subaccount for the Policies.

•	Administrative, Marketing and Support Service fees (“Service Fees”). The investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios may make payments to us and/or our affiliates, including Transamerica Capital, Inc. (“TCI”). These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from underlying portfolio assets. Policy owners, through their indirect investment in the portfolios, bear the costs of these advisory fees (see the prospectuses for the portfolios for more information). The amount of the payments we receive is based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

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The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Us and TCI From the Funds

	Maximum Fee		Maximum Fee
Fund	% of assets*	Fund	% of assets*

A I M Variable Insurance Funds	0.25%	Fidelity Variable Insurance Products Fund	0.05% after $100 million plus 0.05% after $150 million**
T. Rowe Price International Series, Inc.	0.15% after $25 million**	Janus Aspen Series	0.15% after $50 million**
PIMCO Variable Insurance Trust (Administrative Class)	0.25%	T. Rowe Price Equity Series, Inc.	0.15% after $25 million**
First Eagle Variable Funds, Inc.	0.25%	The Universal Institutional Funds, Inc.	0.25%
American Funds Insurance Series	0.25%

*	Payments are based on a percentage of the average assets of each underlying portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us.

**	We receive this percentage on specified subaccounts once a certain dollar amount of fund shares are being held in those subaccounts of Transamerica Life and its affiliates.

Proceeds from certain of these payments by the underlying funds, the advisers, the sub-advisers and/or their affiliates may be profit to us and may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, issuing, marketing and administering the Policies and (2) that we incur, in our role as intermediary, in promoting, marketing and administering the fund portfolios.

For further details about the compensation payments we make in connection with the sale of the Policies, see “Sale of the Policies” in this prospectus.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and we have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policy owners instruct, so long as such action is required by law.

Before a vote of a portfolio’s shareholders occurs, you will receive voting materials in accordance with the procedures established for the portfolio. You will be instructed on how to vote and to return your proxy in a timely manner. Your number of votes is calculated separately for each subaccount and may include fractional votes. You hold a voting interest in each subaccount to which net premiums or cash value is allocated. The number of votes for each subaccount is determined by dividing the Policy’s subaccount value by the net asset value per share of the portfolio in which that subaccount invests. The net asset value per share of each portfolio is the value for each share of a portfolio on any valuation day. The method of computing the net asset value per share is described in the prospectuses for the portfolios.

If we do not receive voting instructions on time from some policy owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Accordingly, it is possible for a small number of policy owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large Policy values. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, you will be advised of that action and the reasons we took such action in the next semi-annual report for the appropriate portfolio.

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CHARGES AND DEDUCTIONS

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges are expected to result in a profit to us.

Services and benefits we provide under the Policy:

•	the life insurance benefit, cash value and loan benefits;

•	investment options, including net premium allocations;

•	administration of elective options; and

•	the distribution of reports to owners.

Costs and expenses we incur:

•	costs associated with processing and underwriting applications and changes in face amount and riders;

•	expenses of issuing and administering the Policy (including any Policy riders);

•	overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and

•	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:

•	that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate; and

•	that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Percent of Premium Load

We will deduct certain expenses before we allocate the net premium payments you make to the subaccounts or the fixed account. The expenses deducted from your premium are intended to compensate us for sales expenses, including distribution costs and federal and state tax charges. Premium tax charges imposed by different states range from 0.00% to 3.50% of premiums. Although state premium taxes vary from state to state, the premium load will not vary with the state of residence of the owner.

Target premium is the amount of premium used to determine the charge applied to premium payments. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract (“MEC”). Premiums paid in excess of target premium may have adverse tax consequences. Target premium varies depending on the insured’s sex, issue age and underwriting class and is listed on your Policy’s specification page.

The current percent of premium load is:

•	10.00% of premium received up to target premium in Policy Year 1; and

•	6.50% of premium received up to target premium in Policy years 2-4; and

•	2.50% of premium received up to target premium in Policy years 5-7; and

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•	2.10% of premium received up to target premium in Policy years 8-10; and

•	0.50% of all premium received up to target premium in Policy years 11+.

We can increase the percent of premium load, but the maximum percent of premium load is 15.00% of each premium payment.

Monthly Deduction

We take a monthly deduction from the cash value on the effective date and on each monthly deduction day. We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the monthly deduction day). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

The monthly deduction is equal to:	• the monthly contract charge; plus

• the monthly cost of insurance charge for the Policy; plus

• the monthly charge for any benefits provided by riders attached to the Policy; plus

• a factor representing the mortality and expense risk charge; plus

• the deferred sales load in Policy years 2-7.

Monthly Contract Charge:	• This charge currently equals $5.00 each Policy month.

• We can increase this charge, but we guarantee this charge will never be more than $10.00 each month.

• This charge is used to cover administrative services relating to the Policy.

Monthly Cost of Insurance Charge:
• We calculate and deduct this charge monthly. The charge is dependent upon a number of variables that cause the charge to vary from Policy to Policy and from monthly deduction day to monthly deduction day. We may calculate the cost of insurance rate separately for the face amount at issue and for any increase in face amount.

• The monthly cost of insurance charge is equal to 1. multiplied by the result of 2. minus 3., where:

1. is the monthly cost of insurance rate per $1,000 of insurance;

2. is the number of thousands of dollars of life insurance benefit for the Policy (as defined by the applicable life insurance benefit Option 1, Option 2 or Option 3); and

  3. is the number of thousands of dollars of cash value as of the monthly deduction day (before this cost of insurance deduction, and after the mortality and expense risk charge, any applicable contract charges and the costs of any riders are subtracted.)

• This charge is used to compensate us for the anticipated costs of paying the amount of the life insurance benefit that exceeds your cash value upon the death of the insured.

To determine the monthly cost of insurance rates, we refer to a schedule of current cost of insurance rates using the insured’s sex, age, risk class and number of years that the Policy or increment of face amount has

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been in force. As explained in detail above, we then multiply the cost of insurance rate (1. above) by the net amount at risk which is the life insurance benefit (2. above) minus the cash value (3. above). The factors that affect the net amount at risk include investment performance, payment of premiums and charges to the Policy. The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. We review the monthly cost of insurance rates on an ongoing basis (at least once every year) based on our expectations as to future mortality experience, investment earnings, persistency, taxes and other expenses. Any changes in cost of insurance rates are made on a uniform basis for insureds of the same class as defined by sex, age, risk class and Policy duration. The rates will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy.

The guaranteed rates for standard classes are based on the 1980 Commissioners’ Standard Ordinary Mortality Tables, Male or Female (“1980 CSO Tables”). The guaranteed rates for substandard classes are based on multiples of or additions to the 1980 CSO Tables. To determine current cost of insurance rates, we place insureds into the following risk classes: tobacco habit, medical issue, simplified issue and guaranteed issue. Current cost of insurance rates for an insured issued under simplified or guaranteed issue are generally higher than rates for an insured of the same age, sex and tobacco status issued under medical issue.

Cost of insurance rates for an insured in a non-tobacco class are less than or equal to rates for an insured of the same age and sex in a tobacco class. Cost of insurance rates for an insured in a non-tobacco or tobacco standard class is generally lower than guaranteed rates for an insured of the same age and sex and tobacco status in a substandard class.

We also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, we may offer Policies with unisex mortality tables to such prospective purchasers.

Optional Term Insurance Rider:	• We assess a charge for this rider based on the issue age, duration, sex and premium class of the insured.

Mortality and Expense Risk Charge:	We deduct a monthly charge, which accrues daily, from your cash value in each subaccount to compensate us for aggregate Policy expenses and mortality and expense costs we assume.

The charge is calculated as a percentage of the average cash value on each valuation day during the Policy month preceding the monthly deduction day. The current mortality and expense risk charge is equivalent to:

— An effective annual rate of 0.67% in Policy years 1-17;

— An effective annual rate of 0.25% in Policy years 18-30; and

— An effective annual rate of 0.15% thereafter.

We may increase the charge, but the maximum mortality and expense risk charge is equivalent to an effective annual rate of 2.0% in all Policy years.

The mortality risk is that the insureds as a group will die sooner than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

If this charge combined with other Policy charges does not cover our total actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits for any corporate purpose, including distribution or other costs.

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Monthly Deferred Sales Load:	• We deduct a percent of the premium received in Policy year 1 on each monthly deduction day in Policy years 2-7.

• The expenses deducted are intended to compensate us for sales expenses, including distribution costs.

• We deduct this charge on a pro rata basis from all accounts (i.e. in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the monthly deduction day).

The current monthly deferred sales load equals:

— 0.25% of premium received up to target premium in Policy year 1 (for a cumulative total of 18.0% through policy year 7); and

— 0.017% of premium received in excess of target premium in Policy year 1 (for a cumulative total of 1.22% through policy year 7).

We can increase this charge, but the maximum monthly deferred sales charge is 0.30% of all premium received in Policy year 1 (for a cumulative total of 21.6%).

The payment of higher premium amounts during the first Policy year will result in higher amounts being subject to the deferred sales charge in Policy years 2-7. When deciding upon the appropriate amount and timing of premium payments, you should consider the combined effect of the percent of premium load and the deferred sales charge.

Administrative Charges

Partial Withdrawal Charge

•	After the first Policy year, you may make a partial withdrawal.

•	When you make a partial withdrawal, we reserve the right to charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.

•	We currently do not impose this charge.

•	We deduct this amount from the withdrawal on a pro rata basis from the subaccounts and the fixed account unless we may otherwise require or agree.

•	We will not increase this charge.

Loan Interest

•	Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear the same interest rate.

•	We currently charge you an annual interest rate on a Policy loan of 2.67% in Policy years 1-17, 2.25% in Policy years 18-30, and 2.15% in Policy years 31+.

•	After offsetting the 2.00% interest we credit to amounts in the loan account, the net cost of loans currently is 0.67% (annually) in Policy years 1-17, 0.25% (annually) in Policy years 18-30, and 0.15% (annually) in Policy years 31+.

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•	The maximum interest rate we will charge for a Policy loan is 4.00% annually. After offsetting the 2.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% annually.

When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance for one year from each of the subaccounts and the fixed account on a pro rata basis, unless you specify a different allocation by written notice to our home office.

Transfer Charge

•	We currently allow you to make any number of transfers each year free of charge.

•	We reserve the right to charge $25 for each transfer over 12 during a Policy year.

•	For purposes of assessing the transfer charge, each written request of transfer, regardless of the number of accounts affected by the transfer, is considered a single transfer.

•	We deduct the transfer charge from the amount being transferred.

•	Transfers due to automatic asset rebalancing, loans or expiration of the free-look period do not count as transfers for the purpose of assessing this charge.

•	We will not increase this charge.

•	We may impose severe restrictions on, or even eliminate, the transfer privilege at any time, without notice. See “Disruptive Trading and Market Timing” below under “TRANSFERS.”

Taxes

We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed or are increased by federal or state agencies.

Portfolio Expenses

The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of the net assets of the corresponding portfolio in which the subaccount invests. The total portfolio fees and expenses ranged from 0.14% to 110.50% in 2007. Portfolio fees and expenses may be higher in the future. See the Annual Portfolio Operating Expenses table in this prospectus and the fund prospectuses.

A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines whether to have a redemption fee, the amount of the redemption fee, and when the fee is imposed. The redemption fee is retained by or paid to the portfolio and is not retained by us. We will administer any redemption fees and deduct them from your cash value. For more information on each portfolio’s redemption fee, see the portfolio prospectus.

THE POLICY

Ownership Rights

The Policy belongs to the owner named in the application. The insured is the owner unless the application specifies a different owner. The owner may exercise all of the rights and options described in the Policy while the insured is living. The principal rights an owner may exercise are:

•	to designate or change beneficiaries;

•	to receive amounts payable before the death of the insured;

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•	to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment, and there may be tax consequences);

•	to change the owner of this Policy (there may be tax consequences);

•	to change the face amount and life insurance benefit option of this Policy (subject to limitations and restrictions); and

•	to select the tax test — guideline premium test or the cash accumulation test — applicable to the Policy on the Policy application. Once selected, the test may not be changed.

No designation or change in designation of an owner will take effect unless we receive a written request at our home office. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received. A change of owner may have significant tax consequences and you should consult a tax advisor before making an ownership change.

Modifying the Policy

Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary, one of our vice presidents or officers. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

•	to make the Policy, the separate account or our operations comply with any law or regulation issued by a governmental agency to which we are subject; or

•	to assure continued qualification of the Policy under the Code or other federal or state laws relating to variable life insurance policies; or

•	to reflect a change (permitted by the Policy) in the operation of the separate account; or

•	to provide additional subaccounts and/or fixed account options.

If any modifications are made, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, the Policy provides that such provision be deemed to be amended to conform with such laws.

Purchasing a Policy

We will offer the Policy to corporations and partnerships that meet the following conditions at issue:

•	A minimum of five Policies are issued, each on the life of a different insured; or

•	The aggregate annualized first-year planned periodic premium for all Policies is at least $100,000.

To purchase a Policy, you must submit a complete application and an initial premium to us at our home office through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with Transamerica Capital, Inc. , the principal underwriter for the Policy and us.

Our current minimum face amount of a Policy is generally $1,000.

We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy if the insured is over age 75. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

•	the date of your application; or

•	the date the insured completes all of the medical tests and examinations that we require.

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Replacement of Existing Insurance

It may not be in your best interest to surrender, lapse, borrow from existing life insurance policies or annuity contracts or exchange one life insurance policy for another covering the same insured in a “tax-free exchange” under Section 1035 of the Code in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should not replace your existing life insurance policy unless you determine this Policy is better for you. You may have to pay a surrender charge on your existing life insurance policy, other charges may be higher (or lower) and the benefits may be different. If you surrender your existing life insurance policy for cash and then buy this Policy, you may have to pay a tax, including a possible penalty tax, on the surrender. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

If you contemplate exchanging your existing life insurance policy for the Policy, you should consult a tax advisor to discuss the potential tax effects of such a transaction. See “Federal Income Tax Considerations.”

Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy in an exchange may be delayed until we receive that premium.

When Insurance Coverage Takes Effect

Insurance coverage under the Policy will take effect only if the insured is alive and in the same condition of health as described in the application when the Policy is delivered to the owner, and if the initial premium required under the Policy as issued is paid and received at the home office.

Free-Look Period

You may cancel your Policy for a refund during the “free-look period” by returning it to us at our home office or to the sales representative who sold it to you. The free-look period generally expires 14 days after we mail the Policy or 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period. Unless we receive information or are notified otherwise, the Policy will be deemed delivered to you 4 days after we mail the Policy. If you decide to cancel your Policy, we will treat the Policy as if it had never been issued. Within 7 calendar days after receiving the returned Policy, we will refund an amount equal to the greater of:

•	the cash value as of the date the Policy is returned; or

•	the premiums paid less any partial withdrawals.

Under ordinary circumstances we will refund the premiums paid less partial withdrawals.

Backdating a Policy

If you request, we may backdate a Policy by assigning an effective date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, we will amend your application.

Cost of insurance charges are based in part on the insured’s age on the effective date. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. This means that while the monthly deduction may be lower than what would have been charged had we not backdated the Policy, you will be paying for insurance during a period when the Policy was not in force.

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POLICY FEATURES

Premiums

Allocating Premiums

In the application for a Policy, you must instruct us on how to allocate your net premium among the subaccounts and the fixed account. The fixed account may not be available in all states to direct or transfer money into. You must follow these guidelines:

•	allocation percentages must be in whole numbers; and

•	if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $10,000.

The initial “net premium” will be allocated to the general account or, if available, the money market subaccount during the free-look period. The free-look period generally expires 14 days after we mail the Policy or 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period. Premiums held in the general account will earn interest at an annual rate (minimum 2%) that we declare. Premiums held in a money market subaccount will be subject to the investment experience of the money market subaccount. At the end of the free-look period, we will allocate the net premium, including interest earned (or investment losses) during the free-look period, to the subaccounts that you have chosen on your application. Where not specified, your net premium will be allocated to a money market subaccount. We will allocate the net premium (including interest or investment performance as applicable) at the end of the free-look period.

Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our home office or faxing us at 319-355-2378 Monday — Friday 8:00 a.m.-4:30 p.m. Central time. The change will be effective at the end of the valuation day on which we receive the change. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular account is 1.0% of a net premium payment. We reserve the right to limit the number of premium allocation changes.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. We price each subaccount unit on each valuation day using the unit value determined at the closing of the regular business session of the New York Stock Exchange (“NYSE”) (usually at 4:00 p.m. Eastern time). We will credit amounts to the subaccounts only on a valuation day, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. You bear the investment risk for amounts you allocate to the subaccounts.

Certain subaccounts may impose restrictions on allocations. If a selected subaccount is not available, amounts will be held in suspense and allocated to the selected subaccount once available, generally within two days of the request.

You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

Premium Flexibility

You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay an initial premium. Thereafter, up to age 100 (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount. When making premium payments in the first year, you should consider the effect of the percent of premium load (because we deduct a higher percentage during the first Policy year than in subsequent Policy years) and the monthly deferred sales load (because this charge is

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based on a percentage of premium received in the first Policy year). Under some circumstances, you may be required to pay extra premiums to prevent a lapse.

Planned Periodic Payments

You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency and time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

Even if you make your planned periodic payments in full and on schedule, your Policy may still lapse. The duration of your Policy depends on the Policy’s net cash value. If the net cash value is not high enough to pay the monthly deduction when due, your Policy will lapse (unless you make the payment we specify during the late period). See “Policy Lapse and Reinstatement.”

Premium Limitations

Premium payments may be in any amount ($1,000 minimum if by wire). We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, which qualify the Policy as life insurance according to federal tax laws. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the life insurance benefit by more than the amount of the premium. If you choose the guideline premium test, there are additional premium limitations.

Making Premium Payments

We will consider any payments you make to be premium payments. While there is indebtedness, we will treat payments made as loan repayments unless you indicate that the payment is a premium payment. We will deduct certain charges from your premium payments. We will accept premium payments by check or money order made out to Transamerica Life Insurance Company. As an accommodation to you, we will accept initial and subsequent premium payments ($1,000 minimum) by wire transfer. You must send a simultaneous fax transmission to 319-355-2378 notifying us of the wire transfer. For an initial premium, we also need a completed application to accompany the fax. If the allocation instructions on the original application we receive at a later date are different from those designated on the fax, we will reallocate the initial premium on the first valuation day on or following the date the Policy is issued, according to the allocation instructions in the application with an original signature. If we do not receive a simultaneous fax, or if we receive a fax of an incomplete application, we will apply premium at the unit value determined on the day we receive at our home office an appropriate fax or a completed application.

If you wish to make payments by wire transfer, you should instruct your bank to wire federal funds as follows:

M & T Bank
ABA #022000046
For credit to: Transamerica Life Insurance Company
Account #: 89487635

Include your name and Policy number on all correspondence.

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TRANSFERS

General

You or your agent/registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. You will be bound by any transfers made by your agent/registered representative. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our home office. We may, at any time, discontinue or severely restrict transfer privileges, modify our procedures or limit the number of transfers we permit. The following features apply to transfers under the Policy:

•	You may request transfers in writing (in a form we accept) or by fax to our home office.

•	The minimum amount that may be transferred is the lesser of $500 or the value of all remaining accumulation units in the subaccount.

•	The minimum amount that must remain in a subaccount after a transfer is $500. If the value of the remaining accumulation units in a subaccount would be less than $500, we have the right to include that amount as part of the transfer.

•	We reserve the right to deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.

•	Transfer charges will be deducted on a pro rata basis from each subaccount and the fixed account from which a transfer was made.

•	We consider all transfers made in any one day to be a single transfer.

•	Transfers resulting from loans, asset rebalancing and reallocation of cash value, and transfers from the general account or the money market subaccount immediately after the free-look period, are not treated as transfers for the purpose of the transfer charge.

•	Certain subaccounts may impose restrictions on transfers. If a selected subaccount is not available, the transfer will be made into the selected subaccount once available, generally within two days of the request.

Fixed Account Transfers

•	After the first Policy year, you may make one transfer per Policy year from the fixed account.

•	We reserve the right to require that you make the transfer request in writing.

•	We must receive the transfer request at our home office no later than 30 days after a Policy anniversary.

•	We will make the transfer at the end of the valuation date on which we receive the written request.

•	The maximum amount you may transfer is limited to the greater of:

(a) 25% of your current cash value in the fixed account; or

(b) the amount you transferred from the fixed account in the immediately preceding Policy year.

Disruptive Trading and Market Timing

Statement of Policy.  This variable insurance Policy was not designed for the use of market timers or frequent or disruptive traders. Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

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Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policy owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2) an adverse effect on portfolio management, such as:

(a) impeding a portfolio manager’s ability to sustain an investment objective;

(b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

(3) increased brokerage and administrative expenses.

These costs are borne by all policy owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

Detection.  We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence.  If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by standard United States Postal Service First Class mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund

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portfolio refuses or reverses our order; in such instances some policy owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;

•	expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

•	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that, some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to deter or detect market timing or disruptive trading by such policy owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders which we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other harmful trading that may adversely affect other policy owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies.  The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares redeemed within a certain time after purchase. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Policy owners should be aware

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that we may not have the contractual ability or the operational capacity to monitor policy owners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policy owners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.

Policy owners should be aware that, upon written request by a fund or its designee, we are required to provide the fund with information about an individual policy owner and the policy owner’s trading activities in and out of one or more portfolios of the fund. In addition, a fund may require us to restrict or prohibit a policy owner’s purchases and exchanges of shares of a specified portfolio if the fund identifies such policy owner as violating the frequent trading policies established for that portfolio. Please read the fund’s prospectuses for information about restrictions on transfers.

Omnibus Order.  Policy owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Transfer Procedures

To make a transfer via fax, send your instructions to 319-355-2378 Monday - Friday 8:00 a.m. — 4:30 p.m. Central time.

Please note the following regarding fax transfers:

•	We will employ reasonable procedures to confirm that fax instructions are genuine.

•	Fax orders must be received at our home office before 4:00 p.m. Eastern time to receive same-day pricing of the transaction.

•	We will not be responsible for same-day processing of transfers if faxed to a number other than 319-355-2378.

•	We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days of receipt of confirmation of fax transmittal and send us proof of your fax transmittal to our home office.

•	We may discontinue this option at any time.

We cannot guarantee that faxed transactions will always be available. For example, our home office may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of faxes is unusually high, we might not have someone immediately available to receive your order at our home office. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

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We will process any transfer order we receive at our home office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

Asset Rebalancing Program

We offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy’s currently effective premium allocation schedule. Cash value in the fixed account is not available for this program. This program is intended to transfer cash value from subaccounts that have increased in value to subaccounts that have declined in value. Over time, this method of investment may help you buy low and sell high. This program does not guarantee gains or protect against losses. You may still have losses.

You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the effective date. Once we receive the asset rebalancing request form at our home office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy’s current net premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:	• you must submit a completed asset rebalancing request form signed by the policy owner to us at our home office; and

• you must have a minimum cash value of $10,000 or make a $10,000 initial premium payment.

There is no charge for the asset rebalancing program. Reallocations we make under the program will not count toward your 12 free transfers each year.

Asset rebalancing will cease if:	• we receive your request to discontinue participation at our home office;

• you make any transfer to or from any subaccount other than under a scheduled rebalancing; or

• you elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time, but we reserve the right to restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend or discontinue the asset rebalancing program at any time.

Third Party Asset Allocation Services

We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed Transamerica Life agents for the sale of Policies. Transamerica Life does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with Transamerica Life for the sale of Policies. Transamerica Life therefore takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made

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by such parties. Transamerica Life does not currently charge you any additional fees for providing these support services. Transamerica Life reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

Note carefully:

•	Transamerica Life does not offer, and does not engage any third parties to offer, investment allocation services of any type for use with the Policy.

•	Transamerica Life is not party to any agreement that you may have with any third parties that offer investment allocation services for use with your Policy.

•	Any fee that is charged by third parties offering investment allocation services for use with your Policy is in addition to the fees and expenses that apply under your Policy.

POLICY VALUES

Cash Value

Your Policy’s cash value:

•	Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

•	Serves as the starting point for calculating values under a Policy.

•	Equals the sum of all values in each subaccount, the fixed account and the loan account.

•	Is determined on the effective date and on each valuation day.

•	Has no guaranteed minimum amount and may be more or less than premiums paid.

Net Cash Value

The net cash value is the amount we pay when you surrender your Policy. We determine the net cash value at the end of the valuation period when we receive your written surrender request at our home office.

Net cash value on any valuation date equals:	• the cash value as of such date; minus

• any outstanding indebtedness (Policy loan amount plus any accrued interest).

Subaccount Value

Each subaccount’s value is the cash value in that subaccount. At the end of the free-look period, the subaccount value is equal to the amount of the initial net premium allocated to that subaccount, including any interest earned during the free-look period. At the end of any other valuation period, the subaccount’s value is equal to that part of the net premiums allocated to the subaccount and any cash value transferred to the subaccount, adjusted by fees and charges, interest income, dividends, net capital gains or losses, realized or unrealized, and decreased by partial withdrawals and any cash value transferred out of the subaccount.

Accumulation Units

Every time you allocate premium, transfer or withdraw money to or from a subaccount, we convert that dollar amount into accumulation units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or partial withdrawal by the accumulation unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer

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request or partial withdrawal request is received at our home office. Accumulation units are canceled as of the end of the valuation period in which we receive written (or other acceptable) notice regarding the event. These events are referred to as Policy transactions. Accumulation units are bought and sold each time there is a Policy transaction.

Net premiums allocated to or amounts transferred to a subaccount increase the number of accumulation units of that subaccount. The following events reduce the number of accumulation units of a subaccount:

•	partial withdrawals or transfers from a subaccount;

•	surrender of the Policy;

•	payment of the life insurance benefit proceeds;

•	Policy loans; and

•	the monthly deduction.

The number of accumulation units in any subaccount on any monthly deduction day equals:	• the initial units purchased at accumulation unit value at the end of the free-look period; plus

• units purchased with additional net premium(s); plus

• units purchased via transfers from another subaccount, the fixed account or the loan account; minus

• units redeemed to pay for monthly deductions; minus

• units redeemed to pay for partial withdrawals; minus

• units redeemed as part of a transfer to another subaccount or the fixed account or the loan account; minus

• units redeemed to pay any transfer charges, any partial withdrawal charges, and any redemption fees that may apply.

Accumulation Unit Value

We determine the value of an accumulation unit on any valuation day by multiplying the value of the accumulation unit on the immediately preceding valuation day by the net investment factor for the valuation period.

Net Investment Factor

The net investment factor is an index that we apply to measure the investment performance of accumulation units of a subaccount from one valuation period to the next. We determine the net investment factor for any subaccount for any valuation period by dividing:

•	the result of:

•	the net asset value per share of the portfolio held in the subaccount, determined at the end of the current valuation period; plus

•	the per share amount of any dividend or capital gain distributions made by the portfolio held in the subaccount, if the “ex-dividend” date occurs during the current valuation period; and the result divided by

•	the net asset value per share of the portfolio held in the subaccount, determined at the end of the immediately preceding valuation period.

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The net investment factor may be greater or less than one; therefore, the value of an accumulation unit may increase or decrease.

Except on customary national holidays on which the NYSE is closed, the portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) that coincides with the end of each valuation period.

Fixed Account Value

The fixed account value is equal to the cash value allocated to the fixed account.

The fixed account value at the end of any valuation period is equal to:	• the sum of all net premium(s) allocated to the fixed account; plus

• any amounts transferred from a subaccount to the fixed account; plus

• total interest credited to the fixed account; minus

• any amounts charged to pay for monthly deductions as they are due; minus

• any amounts withdrawn from the fixed account to pay for partial withdrawals; minus

• any amounts transferred from the fixed account to a subaccount (including any transfer fees).

LIFE INSURANCE BENEFIT

As long as the Policy is in force, we will pay the life insurance benefit on an individual Policy once we receive at our home office satisfactory proof of the insured’s death, written direction on how to pay the life insurance benefit, and any other documents and information we need. We may require return of the Policy. We will pay the life insurance benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the life insurance benefit proceeds to the owner. We will pay the life insurance benefit proceeds in a lump sum or under a settlement option.

Life insurance benefit proceeds equal:	• the life insurance benefit (described below); minus

• any monthly deductions due during the late period (if applicable); minus

• any outstanding indebtedness or due and unpaid charges; plus

• any additional insurance in force provided by rider.

We may further adjust the amount of the life insurance benefit proceeds if we contest the Policy or if you misstate the insured’s age or sex.

Life Insurance Benefit Options

The Policy provides a life insurance benefit. The life insurance benefit is determined at the end of the valuation period in which the insured dies. On your application, you must select one of the three life insurance benefit options (Option 1, Option 2 or Option 3) we offer. No matter which life insurance benefit option you choose, we guarantee that, so long as the Policy does not lapse, the life insurance benefit will never be less than the face amount of the Policy until age 100, when the life insurance benefit will equal the cash value.

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You must also choose either the Cash Value Accumulation Test or the Guideline Premium Test in order to qualify the Policy as life insurance under the Code. You may not change tests. Each test involves a set of limitation percentages that vary by age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other and may be found below.

Life insurance benefit under Option 1	1. the face amount of the Policy; or
is the greater of:	2. the applicable percentage called the “limitation percentage,” multiplied by the cash value on the insured’s date of death.

Under Option 1, your life insurance benefit remains level unless the limitation percentage multiplied by the cash value is greater than the face amount; then the life insurance benefit will vary as the cash value varies.

Option 1 example.  Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under option 1, a Policy with a $50,000 face amount will generally pay $50,000 in life insurance benefits. However, because the life insurance benefit must be equal to or greater than 250% of cash value (age 40 and under), any time the cash value of the Policy exceeds $20,000, the life insurance benefit will exceed the $50,000 face amount. Each additional dollar added to cash value above $20,000 will increase the life insurance benefit by $2.50. Similarly, so long as cash value exceeds $20,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

Life insurance benefit under Option 2 is the greater of:	1. the face amount; plus • the cash value on the insured’s date of death; or
2. the limitation percentage; multiplied by • the cash value on the insured’s date of death.

Under Option 2, the life insurance benefit always varies as the cash value varies.

Option 2 example.  Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 2, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus cash value. Thus, for example, a Policy with a cash value of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $33,333, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $33,333 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $33,333, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

Life insurance benefit under Option 3 is the greater of:	1. the face amount; plus • cumulative premiums paid; less • cumulative partial withdrawals; or
2. the limitation percentage; multiplied by • the cash value on the insured’s date of death.

Under Option 3, the life insurance benefit will always vary with the premiums paid and partial withdrawals taken, and the life insurance benefit may vary as the cash value varies.

Option 3 example.  Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 3, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus premiums. Thus, for example, a Policy with premiums paid of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $24,000, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $24,000 will increase the life insurance benefit by

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$2.50. Similarly, any time cash value exceeds $24,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

*     *     *

The Policy is intended to qualify under Section 7702 of the Code as a life insurance contract for federal tax purposes. The life insurance benefit under the Policy is intended to qualify for the federal income tax exclusion.

To the extent that the life insurance benefit is increased to maintain qualification as a life insurance policy, appropriate adjustments will be made in any monthly deductions or supplemental benefits as of that time, retroactively or otherwise, that are consistent with such an increase. Retroactive adjustments to the monthly deduction may be deducted from the cash value or may be made by right of setoff against any life insurance benefits payable. Prospective adjustments will be reflected in the monthly deduction.

Life Insurance Benefit Compliance Tests

Under Section 7702 of the Code, a policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a “guideline premium test (GPT)” or a “cash value accumulation test (CVAT).” You must choose either the GPT or the CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used.

Each test involves a set of limitation percentages that vary by attained age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other. (See the separate tables below.)

Limitation Percentages Table — Guideline Premium Test

Insured’s		Insured’s		Insured’s
Attained Age		Attained Age		Attained Age
on Policy	Limitation	on Policy	Limitation	on Policy	Limitation
Anniversary	Percentage	Anniversary	Percentage	Anniversary	Percentage

0-40	250	59	134	78	105
41	243	60	130	79	105
42	236	61	128	80	105
43	229	62	126	81	105
44	222	63	124	82	105
45	215	64	122	83	105
46	209	65	120	84	105
47	203	66	119	85	105
48	197	67	118	86	105
49	191	68	117	87	105
50	185	69	116	88	105
51	178	70	115	89	105
52	171	71	113	90	105
53	164	72	111	91	105
54	157	73	109	92	103
55	150	74	107	93	102
56	146	75	105	94-99	101
57	142	76	105	100 and	100
58	138	77	105	older

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Limitation Percentages Table — Cash Value Accumulation Test

Insured’s			Insured’s			Insured’s
Attainted Age	Limitation		Attained Age			Attained Age	Limitation
on Policy	Percentage		on Policy	Limitation Percentage		on Policy	Percentage
Anniversary	Male	Female	Anniversary	Male	Female	Anniversary	Male	Female

20	631	751	47	267	312	74	137	148
21	612	727	48	259	303	75	135	145
22	595	704	49	251	294	76	133	142
23	577	681	50	244	285	77	131	139
24	560	659	51	237	276	78	129	136
25	542	638	52	230	268	79	127	134
26	526	617	53	224	261	80	125	131
27	509	597	54	218	253	81	124	129
28	493	578	55	212	246	82	122	127
29	477	559	56	206	239	83	121	125
30	462	541	57	201	232	84	119	123
31	447	523	58	195	226	85	118	121
32	432	506	59	190	219	86	117	119
33	418	489	60	186	213	87	116	118
34	404	473	61	181	207	88	115	117
35	391	458	62	177	201	89	114	115
36	379	443	63	172	196	90	113	114
37	366	428	64	168	191	91	112	113
38	355	414	65	164	186	92	111	111
39	343	401	66	161	181	93	110	110
40	332	388	67	157	176	94	109	109
41	322	376	68	154	172	95	107	108
42	312	364	69	151	167	96	106	106
43	302	353	70	148	163	97	105	105
44	293	342	71	145	159	98	103	103
45	284	332	72	142	155	99	102	102
46	275	322	73	140	152	100	100	100

If the federal tax code requires us to determine the life insurance benefit by reference to these limitation percentages, the Policy is described as “in the corridor.” An increase in the cash value while the Policy is in the corridor will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the policy. The corridor requires that the life insurance benefit be at least a certain percentage (varying each year by age of the insured) of the cash value. The CVAT does not have a premium limit, but does have a corridor that requires that the life insurance benefit be at least a certain percentage (varying based on the age, sex and risk class of the insured) of the cash value.

The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more life insurance benefit in relation to cash value than is required by the GPT corridor. Therefore, as your cash value increases your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

Your Policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher life insurance benefit.

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Choosing a Life Insurance Benefit Option

You must choose one life insurance benefit option on your application. This is an important decision. The life insurance benefit option you choose generally will have an impact on the dollar value of the life insurance benefit, on your cash value and on the cost of insurance charges you pay. Your Policy will be issued with Option 1 if no life insurance benefit option is designated on the application.

Option 1 could be considered more suitable for you if your goal is to increase cash value based upon positive investment experience, while Options 2 and 3 could be considered more suitable if your goal is to increase your total life insurance benefit.

Changing the Life Insurance Benefit Option

After the first Policy year, you may change the life insurance benefit option for an insured’s coverage (subject to the rules below). We will notify you of the new face amount.

•	You may not change between Options 2 and 3.

•	You must send your written request to our home office.

•	We may require proof of insurability.

•	The effective date of the change will be the monthly deduction day on or immediately following the date we approve your request for a change.

•	You may not make a change that would decrease the face amount below the minimum face amount of the Policy.

•	If you change from Option 2 to Option 1, the face amount will be increased by an amount equal to the cash value on the effective date of the change.

•	If you change from Option 1 to Option 2, the face amount will be decreased by an amount equal to the cash value on the effective date of the change.

•	If you change from Option 3 to Option 1, the face amount will be increased by the sum of the premiums paid less the sum of partial withdrawals.

•	If you change from Option 1 to Option 3, the face amount will be decreased by the sum of the premiums paid less the sum of partial withdrawals.

•	You may not make a change if the Policy would fail to qualify as life insurance as defined under Section 7702 of the Code.

•	There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy’s life insurance benefit option.

How Life Insurance Benefits May Vary in Amount

As long as the Policy remains in force, we guarantee that the life insurance benefit will never be less than the face amount of the Policy. These proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. The life insurance benefit may, however, vary with the Policy’s cash value. Under Option 1, the life insurance benefit will only vary when the cash value multiplied by the limitation percentage exceeds the face amount of the Policy. The life insurance benefit under Option 2 will always vary with the cash value because the life insurance benefit equals either the face amount plus the cash value or the limitation percentage multiplied by the cash value. The life insurance benefit under Option 3 will always vary with the premiums paid and partial withdrawals taken and will also vary whenever the Policy is in the corridor (i.e., whenever the cash value multiplied by the limitation percentage exceeds the face amount plus cumulative premiums paid less cumulative partial withdrawals).

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Changing the Face Amount

Subject to certain limitations, you may increase or decrease the face amount of a Policy. A change in face amount may affect your cost of insurance charge. A change in face amount could also have federal income tax consequences. Consult a tax advisor before changing the face amount.

Decreasing the Face Amount

After the Policy has been in force for one year, you may decrease the face amount. A decrease in the face amount will affect your cost of insurance charge and may have adverse federal tax consequences. You should consult a tax advisor before decreasing your Policy’s face amount.

Conditions for decreasing the face amount:	• You must send your written request to our home office.

• You may not decrease your face amount lower than $1,000.

• You may not decrease your face amount if it would disqualify your Policy as life insurance under the Code.

• A decrease in face amount will take effect on the monthly deduction day on or immediately following our receipt of your written request.

Increasing the Face Amount

After the Policy has been in force for one year, you may increase the face amount. An increase in the face amount will affect your cost of insurance charge and target premium. A change in face amount may have adverse federal tax consequences. You should consult a tax advisor before increasing your Policy’s face amount.

Conditions for increasing the face amount:	• You must submit a written application to our home office.
• You must submit additional evidence of insurability as requested.

• We reserve the right to decline any increase request.

• You do not need to increase your premium, but there must be enough net cash value to cover the next monthly deduction after the increase becomes effective.

• An increase in face amount will take effect on the monthly deduction day on or after we approve your written request.

• The two year period in the incontestability and suicide exclusion provision will each start on the date such increase takes effect.

• IF YOU INCREASE THE FACE AMOUNT BUT YOU HAVE NOT PAID SUFFICIENT PREMIUMS TO COVER MONTHLY DEDUCTIONS, YOUR POLICY WILL LAPSE.

Duration of the Policy

The Policy’s duration depends upon the net cash value. The Policy will remain in force so long as the net cash value is sufficient to pay the monthly deduction. If the net cash value is insufficient to pay the monthly deduction and you do not make an adequate payment before the end of the late period, the Policy will lapse and terminate without value.

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Payment Options

We will pay the Policy proceeds in one sum or, if elected, all or part of the proceeds may be placed under the fixed period option described in your Policy and in the SAI.

SURRENDERS AND PARTIAL WITHDRAWALS

Surrenders

You must make a written request containing an original signature to surrender your Policy. A surrender is effective as of the date when we receive your written request at our home office. The net cash value will be calculated at the end of the valuation day on which we receive your request at our home office. The insured must be alive and the Policy must be in force when you make your written request. Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net cash value in a lump sum within seven days. A surrender may have tax consequences. You should consult a tax advisor before requesting a surrender.

We will pay you an amount in addition to the net cash value on surrender if:

•	you are completely surrendering either (i) all of the Policies or (ii) if the Policies have been issued in a “case” (i.e., all Policies originally issued to a single owner on a common date), the final Policy in the case to be completely surrendered; and

•	ownership has not been transferred (except as a result of a merger or acquisition and the succeeding owner was, or is to be, the wholly-owned subsidiary of the preceding owner, or the succeeding owner is a trust established by the preceding owner for the purpose of providing employee benefits).

This additional amount will not be paid on partial withdrawals or on full surrenders with proceeds paid to a party other than the owner.

The additional amount is a percentage of the “fully-surrendered net cash value” (defined below), as set out in the table below, multiplied by a factor between 0.00 and 1.00, inclusive. The factor is (A/B) + (C × D) with A, B, C, and D defined as follows: (A) target premium, (B) total first year premium, (C) thirty percent, (D) the ratio of term insurance rider coverage at issue to total death benefit at issue.

Policy Year	Percentage of Net Cash Value

1	12%
2	10.4%
3	8.5%
4	6.6%
5	4.0%
6	2.4%
7	1.0%
8+	0%

“Fully-surrendered net cash value” is calculated as follows:

•	the total net cash value of the Policies in the case in force on the surrender date of the final Policy; plus;

•	the total net cash value paid for any Policies in the case surrendered prior to the surrender date; minus;

•	the total net cash value for any Policies in the case that terminate or have terminated as part of a transaction to which Section 1035 of the Code is intended to apply.

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Partial Withdrawals

After the first Policy year, while the insured is living and the Policy is in force, you may request a partial withdrawal of a portion of your net cash value subject to certain conditions.

Conditions for partial withdrawals:

•	You must send your written partial withdrawal request with an original signature to our home office.

•	The minimum amount of the partial withdrawal is $500 and the maximum amount of the partial withdrawal is an amount that would leave at least $500 remaining in each subaccount or the fixed account from which the partial withdrawal is made.

•	There is no limit to the number of partial withdrawals per Policy year.

•	The partial withdrawal will be deducted from each of the subaccounts and the fixed account on a pro rata basis in accordance with your current premium allocation instructions unless you specify otherwise in your written request.

•	You may not take a partial withdrawal if it will reduce the face amount below the minimum face amount set forth in the Policy.

•	We generally will pay a partial withdrawal request within seven days following the valuation day we receive the request at our home office.

•	We reserve the right to deduct a processing fee equal to the lesser of $25 or 2% of the amount you withdraw. We deduct this amount from the withdrawal, and we pay you the balance. We will deduct this fee on a pro rata basis from the subaccounts and the fixed account unless we may otherwise require or agree.

•	The cash value and the net cash value will be reduced, as of the date of payment, by the amount of partial withdrawal that you make.

•	You may not take a partial withdrawal that would disqualify your Policy as life insurance under the Code.

•	A partial withdrawal may have tax consequences. See “Federal Income Tax Considerations.”

If you have selected life insurance benefit option 1, we will reduce the face amount by the amount of the partial withdrawal. If you have selected life insurance benefit option 2, the face amount will not be changed by the amount of the partial withdrawal. If you have selected life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawals minus the sum of the premiums paid; otherwise the face amount is not reduced. In no event will the face amount be reduced below $1,000.00.

LOANS

General

After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan before the first Policy anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from or secured by a Policy may have tax consequences. You should consult a tax advisor before requesting a Policy loan. See “Federal Income Tax Considerations.”

Conditions for Policy loans:

•	We may require you to borrow at least $500.

•	The maximum amount you may borrow is 90% of the net cash value.

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•	Outstanding loans have priority over the claims of any assignee or other person.

•	The loan may be repaid totally or in part.

When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account on a pro rata basis unless you specify otherwise in your written notice, and we will transfer that amount to the loan account. The loan account is a part of our general account to which amounts are transferred as collateral for a Policy loan.

We normally pay the amount of the loan within seven days after we receive a proper loan request at our home office. We may postpone payment of loans under certain conditions.

You may also fax your loan request to us at 319-355-2378. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days of receipt of confirmation of fax transmittal and send proof of your fax transmittal to our home office.

At each Policy anniversary, we will compare the outstanding loan to the amount in the loan account including interest credited to the loan account during the previous Policy year. We will also make this comparison any time you repay all or part of the loan or make a request to borrow an additional amount. At such time, if the outstanding loan amount exceeds the amount in the loan account, we will transfer the difference from the subaccounts and the fixed account to the loan account in the same manner as when a loan is made. If the amount in the loan account exceeds the amount of the outstanding loan, we will transfer the difference from the loan account to the subaccounts and the fixed account in the same manner as net premiums are allocated. No charge will be imposed for these transfers, and these transfers will not be treated as transfers in calculating the transfer charge.

Interest Rate Charged

We currently charge an annual interest rate on Policy loans of 2.67% in Policy years 1-17, 2.25% in Policy years 18-30, and 2.15% in Policy years 31+; (the annual interest rate we charge is guaranteed not to exceed 4.00%). Interest is payable in arrears on each Policy anniversary. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate. If we declare an annual interest rate lower than 4.00%, any subsequent increase in the interest rate is subject to the following conditions:

•	The effective date of any increase in the interest rate for Policy loans will not be earlier than one year after the effective date of the previous rate.

•	We will give notice of the interest rate in effect when a loan is made and when we send notice of loan interest due.

•	We will give notice of any change in the annual interest rate within 30 days of the change.

Loan Account Interest Rate Credited

We will credit the amount in the loan account with interest at an effective annual rate of 2.00%.

Maximum Loan Account Interest Rate

The maximum interest rate we will charge for a Policy loan is 4.00% annually. After offsetting the 2.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% annually.

Indebtedness

Indebtedness is the total of all Policy loans plus any loan interest accrued on the loans. If indebtedness exceeds the cash value, we will notify you and any assignee of record. If we do not receive sufficient payment equal to excess indebtedness within 31 days from the date we send you the notice, the Policy will lapse and terminate without value. The Policy may be reinstated.

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Repayment of Indebtedness

You may repay indebtedness at any time. Payments must be sent to our home office and will be credited as of the date received. We will treat payments made while there is indebtedness as loan repayments unless you indicate that the payment is a premium payment. Note that premium payments result in additional charges to you, but loan repayments do not. If not repaid, we may deduct indebtedness from any amount payable under the Policy. As indebtedness is repaid, an amount equal to the repayment will be transferred from the loan account to the subaccounts and the fixed account in the same manner as net premiums are allocated. We will allocate the repayment of indebtedness at the end of the valuation period during which the repayment is received.

Effect of Policy Loans

A Policy loan reduces the life insurance benefit proceeds and net cash value by the amount of any outstanding indebtedness. Repaying the loan causes the life insurance benefit proceeds and net cash value to increase by the amount of the repayment. As long as a loan is outstanding, we hold in the loan account an amount equal to the loan as of the last Policy anniversary plus any accrued interest, net of any loan repayments. This amount is not affected by the separate account’s investment performance and may not be credited with the interest rates accruing on the unloaned portion of the fixed account. Amounts transferred from the separate account to the loan account will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding indebtedness, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

POLICY LAPSE AND REINSTATEMENT

Lapse

Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee your Policy will not lapse. Your Policy may lapse (terminate without value) if the net cash value on any monthly deduction day is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and partial withdrawals cause a decrease in the net cash value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions. The lapse of a Policy with loans outstanding may have tax consequences.

If the net cash value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay (at least sufficient to provide a net premium to cover the sum of the monthly deductions due) and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 62 days after the date of the notice. This 62-day period is called the late period. If we do not receive the specified minimum payment by the end of the late period, all coverage under the Policy will terminate without value.

If we receive a sufficient payment during the late period, we will allocate any resulting net premium among the subaccounts and the fixed account and will charge any monthly deductions due to the subaccounts and the fixed account according to the current net premium allocation. If the insured dies during the late period, the life insurance benefit proceeds will equal the amount of the life insurance benefit proceeds immediately before the commencement of the late period, reduced by any due and unpaid charges.

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Reinstatement

At your request, we may reinstate a lapsed Policy within five years after the lapse. To reinstate the Policy you must:

•	submit a written application for reinstatement to our home office;

•	provide evidence of insurability that is satisfactory to us;

•	make a minimum premium payment sufficient to provide a net premium that is large enough to cover the next two monthly deductions that will become due after the time of reinstatement.

•	either reinstate or repay any unpaid loan.

We reserve the right to decline any reinstatement request. The effective date of the reinstatement will be the first monthly deduction date on or after the date we approve the application for reinstatement.

POLICY TERMINATION

Your Policy will terminate on the earliest of:

•	the end of the late period;

•	the date the insured dies; or

•	the date the Policy is surrendered.

FEDERAL INCOME TAX CONSIDERATIONS

PURSUANT TO U.S. TREASURY DEPARTMENT CIRCULAR 230, THE COMPANY IS INFORMING POLICY HOLDERS AND PROSPECTIVE POLICY HOLDERS THAT (A) THE SUMMARY SET FORTH BELOW IS NOT INTENDED AND WAS NOT WRITTEN TO BE USED, AND CANNOT BE USED, BY ANY TAXPAYER FOR THE PURPOSES OF AVOIDING PENALTIES UNDER THE U.S. FEDERAL TAX LAWS OR ANY OTHER APPLICABLE TAX LAWS THAT MAY BE IMPOSED ON THE TAXPAYER, (B) THE SUMMARY SET FORTH BELOW WAS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING BY THE COMPANY OF THE POLICIES, AND (C) EACH TAXPAYER SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.

Because of the absence of pertinent interpretations of the Code requirements, there is, however, less certainty about the application of such requirements to a Policy issued on a substandard basis. It is also uncertain whether life insurance benefits under policies that continue after the insured attains age 100 will be excludible from the beneficiary’s gross income and whether Policy cash value will be deemed to be distributed to you when the insured attains age 100. Such a deemed distribution may be taxable. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements, and we reserve the right to restrict Policy transactions in order to do so.

In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects

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of the policies, we believe that the owner of a policy should not be treated as the owner of the separate account assets. We reserve the right to modify the Policies to bring them in conformity with applicable standards should such modification be necessary to prevent owners of the Policies from being treated as the owners of the underlying separate account assets.

In addition, the Code requires that the investments of the separate account be “adequately diversified” in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the subaccounts, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes the Policy will qualify as a life insurance policy for federal income tax purposes.

Tax Treatment of Policy Benefits

In General.  We believe that the life insurance benefit under a Policy should generally be excludible from the beneficiary’s gross income. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary’s circumstances. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract” (“MEC”).

Modified Endowment Contracts.  Under the Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” with less favorable income tax treatment than other life insurance contracts. In general, a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced fact amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the life insurance benefit, which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a life insurance benefit equal to the lowest life insurance benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

Distributions (other than Life Insurance Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

•	All distributions other than life insurance benefits from a MEC, including distributions upon surrender and partial withdrawals, will be treated first as distributions of gain taxable as ordinary income. They

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will be treated as tax-free recovery of the owner’s investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

•	Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

•	A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

•	If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Life Insurance Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made so that the Policy may continue to qualify as life insurance for federal income tax purposes may be treated in whole or in part as ordinary income subject to tax if Policy benefits are reduced during the first 15 Policy years due to such distributions.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. However, the tax consequences associated with loans after the 17th Policy year are less clear, and a tax advisor should be consulted about such loans.

Finally, distributions or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

Multiple Policies.  All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner’s income when a taxable distribution occurs.

Continuation Beyond Age 100.  If the Policy continues in force beyond the insured’s 100th birthday, the tax consequences are uncertain. You should consult a tax advisor as to these consequences.

Section 1035 Exchanges.  Generally, there are no tax consequences when you exchange one life insurance policy for another, so long as the same person is being insured (a change of the insured is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract. The new policy may also lose any “grandfathering” privilege, where you would be exempt from certain legislative or regulatory changes made after your original policy was issued, if you exchange your policy. You should consult with a tax advisor if you are considering exchanging any life insurance policy.

Withholding.  To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico.  In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations.  The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower

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treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

Investment in the Policy.  Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans.  If a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, the amount of the outstanding indebtedness will be taxed as if it were a distribution.

Deductibility of Policy Loan Interest.  In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Business Uses of the Policy.  The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted rules relating to life insurance owned by businesses, and the IRS has issued guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Employer-Owned Life Insurance Contracts.  Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract that is owned by an employer that insures an employee of the employer and under which the employer is a direct or indirect beneficiary. It is the employer’s responsibility (i) to verify the eligibility of the intended insureds under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j), and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts. The requirements of new section 101(j) generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Policies.  If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Alternative Minimum Tax.  There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policy owner is subject to that tax.

Estate, Gift and Generation — Skipping Transfer Taxes.  When the insured dies, the death proceeds will generally be includable in the owner’s estate for purposes of federal estate tax if the insured owned the Policy. If the owner was not the insured, the fair market value of the Policy would be included in the owner’s estate upon the owner’s death. The Policy would not be includable in the insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

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Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001.  The Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2008, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Possible Tax Law Changes.  Although the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policies could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Policy.

Possible Charges for Transamerica Life’s Taxes.  At the present time, we make no charge for any federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts and the fixed account or to the Policies. We reserve the right to charge the subaccounts and the fixed account for any future taxes or economic burden we may incur. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions.

OTHER POLICY INFORMATION

Payments We Make

We usually pay the amounts of any surrender, partial withdrawal, loan, life insurance benefit proceeds or settlement option within seven calendar days after we receive all applicable written notices and/or due proof of death at our home office. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; or

•	the SEC permits, by an order, the postponement for the protection of policy owners; or

•	the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, loans, life insurance benefit proceeds or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, life insurance benefit proceeds or surrenders from the fixed account for up to six months.

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Federal laws designed to counter terrorism and prevent money laundering by criminals may require us to reject a premium payment and/or block a policy owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or life insurance benefits until instructions are received from the appropriate regulators. We also may be required to provide information about the policy owner or the insured and the Policy to government agencies and departments.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he or she would have been entitled to receive upon surrender of the Policy, and the employee’s beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our home office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

The Sarbanes-Oxley Act of 2002 (the “Act”) prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements, and the Treasury Department issued regulations that significantly affect the tax treatment of such arrangements. The IRS guidance and the regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this guidance on your split dollar policy.

SUPPLEMENTAL BENEFIT RIDERS

The following supplemental benefit riders are available and may be added to a Policy. Any monthly charges for these riders are deducted from cash value as part of the monthly deduction. The riders available with the Policies provide benefits that do not vary with the investment experience of the separate account. The riders may not be available in all states. Adding these supplemental benefits to an existing Policy or canceling them may have tax consequences, and you should consult a tax advisor before doing so.

We reserve the right to discontinue the availability of any riders for new Policies at any time, and we also reserve the right to modify the terms of any riders for new Policies, subject to approval by the state insurance departments.

Term Insurance Rider

Under the term insurance rider, we provide term insurance coverage on a different basis from the coverage in your Policy.

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Features of term insurance rider:	• The rider increases the Policy’s life insurance benefit.

• The rider may be purchased at the time of application or after the Policy is issued.

• The term insurance rider terminates at age 100.

• You may reduce or cancel coverage under the term insurance rider separately from reducing the face amount of the Policy.

• The face amount of the Policy may be decreased, subject to certain minimums, without reducing the coverage under the term insurance rider.

Experience Credits Rider

Under the experience credits rider, certain Policies with the same owner, that we determine satisfy our guidelines, will be eligible for experience credits.

Features of experience credits rider:	• Overall Policy costs may be less over time if experience credits are paid.

• The amount of the experience credit, if any, will be allocated pro rata to the subaccounts or in some other manner as agreed to by us.

ADDITIONAL INFORMATION

Sale of the Policies

Distribution and Principal Underwriting Agreement.  We have entered into a principal underwriting agreement with our affiliate, TCI, for the distribution and sale of the Policies. We reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies (i.e., commissions payable to selling firms selling the Policies, as described below.) Our parent company provides paid-in capital to TCI and pays the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Compensation to Broker-Dealers Selling the Policies.  The Policies are offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws and state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies. We pay commissions through TCI to the selling firms for their sales of the Policies.

A limited number of these broker-dealers may also be paid to “wholesale” the Policies, that is, to provide marketing support to the broker-dealer firms that do the actual selling.

The selling firms who have selling agreements with us and TCI are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement, but are not expected to be greater than:

•	20% of all premiums paid up to target premium in the first Policy year; plus

•	2.6% of all premiums paid in excess of target premium in first Policy year; plus

•	10% of all premiums paid up to target premium in years 2 through 4; plus

•	2.6% of all premiums paid in excess of target premium in years 2 through 4; plus

•	3.2% of all premiums paid up to target premium in years 5 through 7; plus

•	2.6% of all premiums paid in excess of target premium in years 5 through 7; plus

•	2.4% of all premiums paid in years 8+.

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We will pay an additional trail commission of 0.10% on the account value in years 2 through 20 and 0.05% in all subsequent Policy years in which such policies are in force at the end of the year.

The registered representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

Flat fees may also be paid by us to unaffiliated selling firms providing wholesaling services (such as setting up broker meetings, providing sales support and training for sales representatives who sell the Policies).

Additional Compensation Paid to Selected Selling Firms.  In exchange for providing us with access to their distribution network, certain selling firms may receive from us additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates, based on sales volume or flat-fee arrangements. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements differs between selling firms.

No specific charge is assessed directly to policy owners or the separate account to cover commissions and other incentives or payments described above. We do intend to recoup commissions and other sales expenses, however, through fees and charges that policy owners do pay under the Policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policies.

State Variations

The prospectus and SAI provide a general description of the Policy. Certain provisions of your Policy may differ from the general description of the Policy. Certain provisions of your Policy may differ from the general description in this prospectus because of legal requirements in your state. Your actual Policy and any riders are the controlling documents. Contact your registered representative or our home office for more specific information.

Legal Proceedings

Transamerica Life, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on Transamerica Life’s ability to meet its obligations under the Policy.

Financial Statements

The financial statements of Transamerica Life and the separate account are included in the SAI.

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TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Glossary
The Policy — General Provisions
Entire Contract
Information in the Application for this Policy
Ownership Rights
Changing the Owner
Choosing the Beneficiary
Changing the Beneficiary
Assigning the Policy
Exchanging the Policy
Selecting the Tax Test
Our Right to Contest the Policy
Suicide Exclusion
Misstatement of Age or Sex
Modifying the Policy
Addition, Deletion or Substitution of Portfolios
Additional Information
Settlement Options
Additional Information about Transamerica Life and the Separate Account
Changes to the Separate Account
Potential Conflicts of Interest
Legal Matters
Variations in Policy Provisions
Personalized Illustrations of Policy Benefits
Sale of the Policies
Reports to Owners
Claims of Creditors
Records
Additional Information
Independent Registered Public Accounting Firm
Financial Statements
Underwriting
Underwriting Standards
Performance Data
Other Performance Data in Advertising Sales Literature
Transamerica Life’s Published Ratings

Transamerica Corporate Separate Account Sixteen
Transamerica Life Insurance Company

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GLOSSARY

account(s) — The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

accumulation unit — These are the accounting units used to calculate the values under this Policy.

age — The issue age of the insured, plus the number of completed Policy years since the effective date.

beneficiary — The person (s) to whom the life insurance benefit proceeds are paid upon the death of the insured.

cash value — After the free-look period, the cash value is the value of the Policy’s accumulation units in each subaccount, plus the amount in the fixed account, plus the amount in the loan account, less any mortality and expense risk charges that have accrued since the last monthly deduction day.

Code — The Internal Revenue Code of 1986, as amended.

effective date — The date coverage under this Policy becomes effective and the date from which Policy anniversaries, Policy years, and Policy months are determined. This date is shown on the Policy specifications page.

face amount — The face amount is the face amount shown on the Policy specifications page plus or minus any changes made as described in the Policy changes section of the Policy.

fixed account — An option to which you may allocate net premiums and cash value. The fixed account is part of our general account. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.

free-look period — The 10-day (or longer, if required by state law) period during which you may return the Policy to us and receive a refund.

general account — The assets of the company other than those allocated to the separate account or any other separate account established by the company.

guideline premium — The premium necessary to provide the benefits selected by the owner under the Policy based on the particular facts relating to the insured and certain assumptions defined by law.

home office — Transamerica Life’s home office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, 1-319-355-8572. Our toll-free phone number is 1-888-804-8461. Our hours are Monday — Friday from 8:00 a.m. — 4:30 p.m. Central Standard Time.

indebtedness — The loan amount plus any accrued loan interest.

insured — The person upon whose life the Policy is issued.

issue age — The age of the insured on the effective date. This age is shown on the Policy specifications page.

lapse — Termination of the Policy at the expiration of the late period while the insured is still living.

late period — The period of time that coverage is continued after the net cash value less any unpaid Policy loan is less than the monthly deduction charge for the next Policy month.

life insurance benefit — The life insurance benefit proceeds payable under this Policy will be based on the life insurance benefit option and the face amount in effect on the date of death.

life insurance benefit option — One of three options that an owner may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds — The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.

57

loan account — A portion of the company’s general account to which cash value is transferred to provide collateral for any loan taken under the Policy.

loan account value — The cash value in the loan account.

loan amount — The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary unpaid loan interest is added to the loan amount.

loan value — After the first Policy year, the loan value on any given date is equal to 90% of the net cash value on that date.

monthly deduction charges — Includes monthly contract charge, monthly cost of insurance, a factor representing the mortality and expense risk charge, monthly cost for riders attached to the Policy, a monthly deferred sales load (only in Policy years 2-7), and any temporary flat extra rating shown on the Policy specifications page.

monthly deduction day — The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be deemed to be the next valuation day.

net cash value — The amount payable upon surrender of the Policy equal to the cash value as of the date of surrender, less any outstanding Policy loan and any accrued loan interest due.

net premium — The portion of the premium available for allocation to the subaccounts of the separate account or the fixed account equal to the premium paid by the policy owner less the applicable percent of premium loads.

1940 Act — The Investment Company Act of 1940, as amended.

NYSE — New York Stock Exchange.

partial withdrawal — An amount withdrawn from the net cash value which results in a reduction in the net cash value by the amount withdrawn.

percent of premium load — The percent shown on the Policy specifications page deducted from each premium paid.

planned premium — The premium you select as a level amount that you plan to pay on a monthly, semi-annual or annual basis over the life of the Policy. Payment of all planned premiums, in full and on schedule, does not mean that the Policy will not lapse, terminate without value. Additional and substantial premiums, above the planned premiums, may be necessary to prevent lapse.

Policy anniversary — The same day and month as your effective date for each succeeding year your Policy remains in force.

Policy month — A one-month period beginning on the monthly deduction day.

Policy year — A twelve-month period beginning on the effective date or on a Policy anniversary.

policy owner (owner, you, your) — The person who owns the Policy and who may exercise all rights under the Policy while living.

portfolio (s) — A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC — U.S. Securities and Exchange Commission.

separate account — Transamerica Corporate Separate Account Sixteen, an investment account established by Transamerica Life to receive and invest net premiums allocated under the Policy and other variable life insurance policies we issue.

settlement options — The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.

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subaccount — A sub-division of the separate account. Each subaccount invests exclusively in the shares of the specified portfolio of an insurance-dedicated fund or in a portfolio of securities and investments.

subaccount value — The cash value in a subaccount.

target premium — Amount of premium used to determine the percent of premium loads.

transfer — A transfer of amounts between subaccounts of the separate account or the fixed account.

transfer charge — The company reserves the right to apply a charge of $25.00 for each transfer after the first twelve (12) transfers in a given Policy Year.

valuation day — Each day on which the New York Stock Exchange is open for regular trading.

valuation period — The period from the close of the immediately preceding valuation day to the close of the current valuation day.

we, us, company, our — Transamerica Life Insurance Company (“Transamerica Life”).

written notice — The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our home office.

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Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide to you, without charge and upon request, certain personalized hypothetical illustrations showing the life insurance benefit, net cash value, and cash value. These hypothetical illustrations may help you understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will help you compare this Policy to other life insurance policies. These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations also will reflect the arithmetic average portfolio expenses for 2007. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest. The illustrations are not a representation or guarantee of investment returns or cash value.

Inquiries

To learn more about the Policy, including distribution arrangements and related compensation, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our home office at:

Transamerica Life Insurance Company
4333 Edgewood Road NE
Mail Stop 2390
Cedar Rapids, Iowa 52499
1-888-804-8461
Facsimile: 1-319-355-2378
(Monday — Friday from 8:00 a.m. — 4:30 p.m. Central time)

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-551-8090. You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by the writing the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. The Registrant’s file numbers are listed below.

TCI serves as the principal underwriter for the Policies. More information about TCI is available at http://www.finra.com or by calling 1-800-289-9999. You also can obtain an investor brochure from Financial Industry Regulatory Authority, Inc (“FINRA”) describing its Public Disclosure Program.

SEC File No. 333-109579/811-21440

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PART B

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2008
ADVANTAGE X
issued through
Transamerica Corporate Separate Account Sixteen
by
Transamerica Life Insurance Company
Home Office:
4333 Edgewood Rd NE
Mailstop 2390
Cedar Rapids, IA 52499
1-888-804-8461 1-319-355-8572
This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the Advantage X, an individual variable adjustable life insurance policy offered by Transamerica Life Insurance Company (“Transamerica Life”), an AEGON company. You may obtain a copy of the prospectus dated May 1, 2008, by calling 1-888-804-8461 or 1-319-355-8572 (Monday — Friday from 8:00 a.m. — 4:30 p.m. CST), or by writing to the home office at Transamerica Life, 4333 Edgewood Rd NE, Cedar Rapids, Iowa, 52499. The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.
This SAI is not a prospectus and should be read only in conjunction with the prospectus for the Policy and Transamerica
Corporate Separate Account Sixteen.

Glossary	4
The Policy — General Provisions	6
Entire Contract	6
Information in the Application for this Policy	6
Ownership Rights	6
Changing the Owner	6
Choosing the Beneficiary	6
Changing the Beneficiary	7
Assigning the Policy	7
Exchanging the Policy	7
Selecting the Tax Test	8
Our Right to Contest the Policy	8
Suicide Exclusion	9
Misstatement of Age or Sex	9
Modifying the Policy	9
Addition, Deletion or Substitution of Portfolios	9
Additional Information	10
Settlement Options	10
Additional Information about Transamerica Life and the Separate Account	11
Changes to the Separate Account	11
Potential Conflicts of Interest	12
Legal Matters	12
Variations in Policy Provisions	12
Personalized Illustrations of Policy Benefits	13
Sale of the Policies	13
Reports to Owners	13
Claims of Creditors	14
Records	14
Additional Information	14
Independent Registered Public Accounting Firm	14
Financial Statements	14
Underwriting	14
Underwriting Standards	14
Performance Data	15
Performance Data in Advertising Sales Literature	15
Transamerica Life’s Published Ratings	16
Index to Financial Statements	17
Transamerica Corporate Separate Account Sixteen	17
Transamerica Life Insurance Company	17

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GLOSSARY

account(s) — The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.
accumulation unit — These are the accounting units used to calculate the values under this Policy.
age — The issue age of the insured, plus the number of completed Policy years since the effective date.
beneficiary — The person(s) to whom the life insurance benefit proceeds are paid upon the death of the insured.
cash value — After the free look period, the cash value is the value of the Policy’s accumulation units in each subaccount, plus the amount in the fixed account, plus the amount in the loan account, less any mortality and expense risk charges that have accrued since the last monthly deduction day.
Code — The Internal Revenue Code of 1986, as amended.
effective date — The date coverage under this Policy becomes effective and the date from which Policy anniversaries, Policy years and Policy months are determined. This date is shown on the Policy specifications page.
face amount — The face amount is the face amount shown on the Policy specifications page plus or minus any changes made as described in the Policy changes section of the Policy.
fixed account — An option to which you may allocate net premiums and cash value. The fixed account is part of our general account. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.
general account — The assets of the Company other than those allocated to the separate account or any other separate account established by the Company.
guideline premium — The premium necessary to provide the benefits selected by the owner under the Policy based on the particular facts relating to the insured and certain assumptions defined by law.
home office — Transamerica Life’s home office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, 1-319-355-8572. Our toll-free phone number is 1-888-804-8461. Our hours are Monday - Friday from 8:00 a.m. — 4:30 p.m. Central Standard Time.
indebtedness — The loan amount plus any accrued loan interest.
insured — The person upon whose life the Policy is issued.
issue age — The age of the insured on the effective date. This age is shown on the Policy specifications page.
lapse — Termination of the Policy at the expiration of the late period while the insured is still living.
late period — The period of time that coverage is continued after the net cash value less any unpaid Policy loan is less than the monthly deduction charge for the next Policy month.
life insurance benefit — The life insurance benefit proceeds payable under this Policy will be based on the life insurance benefit option and the face amount in effect on the date of death.
life insurance benefit option — One of three options that an owner may select for the computation of the life insurance benefit proceeds.
life insurance benefit proceeds — The total amount payable to the beneficiary if the insured dies while the Policy is in force.

4

The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.
loan account — A portion of the Company’s general account to which cash value is transferred to provide collateral for any loan taken under the Policy.
loan amount — The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary unpaid loan interest is added to the loan amount.
monthly deduction — Includes monthly contract charge, monthly cost of insurance, a factor representing the mortality and expense risk charge, monthly cost for riders attached to the Policy, a monthly deferred sales load (only in Policy years 2-7) and any temporary flat extra rating shown on the Policy specifications page.
monthly deduction day — The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be deemed to be the next valuation day.
net cash value — The amount payable upon surrender of the Policy equal to the cash value as of the date of surrender, less any outstanding Policy loan and any accrued loan interest due.
net premium — The portion of the premium available for allocation to the subaccounts of the separate account or the fixed account equal to the premium paid by the policy owner less the applicable percent of premium loads.
1940 Act — The Investment Company Act of 1940, as amended.
partial withdrawal — An amount withdrawn from the net cash value which results in a reduction in the net cash value by the amount withdrawn.
Policy anniversary — The same day and month as your effective date for each succeeding year your Policy remains in force.
Policy month — A one-month period beginning on the monthly deduction day.
Policy year — A twelve-month period beginning on the effective date or on a Policy anniversary.
policy owner (owner, you, your) — The person who owns the Policy and who may exercise all rights under the Policy while living.
portfolio(s) — A series of a mutual fund in which a corresponding subaccount invests its assets.
SEC — U.S. Securities and Exchange Commission.
separate account — Transamerica Corporate Separate Account Sixteen, an investment account established by Transamerica Life to receive and invest net premiums allocated under the Policy and other variable life insurance policies we issue.
settlement options — The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.
subaccount — A sub-division of the separate account. Each subaccount exclusively invests in the shares of a specified portfolio of an insurance-dedicated fund or in a portfolio of securities and investments.
subaccount value — The cash value in a subaccount.
target premium — Amount of premium used to determine the percent of premium loads.
transfer — A transfer of amounts among subaccounts of the separate account or the fixed account.

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we, us, company, our — Transamerica Life Insurance Company (“Transamerica Life”).
written notice — The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our home office.
In order to supplement the description in the prospectus, the following provides additional information about Transamerica Life and the Policy, which may be of interest to a prospective purchaser.
THE POLICY — GENERAL PROVISIONS

Entire Contract
The entire contract consists of the Policy, any Policy attachments, the application for the Policy and any supplemental applications. Any application used to apply for increases in the face amount will be attached to and made a part of the Policy. Any extra benefit rider attached to the Policy will become a part of the Policy and will be subject to all the terms and conditions of the Policy unless we state otherwise in the rider.
Information in the Application for this Policy
In issuing the Policy, we have relied on the statements made in the application. All such statements are deemed to be representations and not warranties. We assume these statements are true and complete to the best of the knowledge and belief of those who made them.
No statement made in connection with the application will be used by us to void the Policy or to deny a claim unless that statement is a material misrepresentation and is part of the application.
Ownership Rights
The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no successor owner is named, then ownership of the Policy will pass to the owner’s estate. The owner may exercise certain rights described below.
Changing the Owner
•	Change the owner by providing written notice to us at our home office at any time while the insured is alive and the Policy is in force.
•	Once we have recorded a change of owner, the change is effective as of the date the owner signs the written notice.
•	Changing the owner does not automatically change the beneficiary.
•	Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.
•	We are not liable for payments we made before we received the written notice at our home office.
Choosing the Beneficiary
•	The owner designates the beneficiary (the person to receive the life insurance benefit when the insured dies) in the application or in a signed notice.

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•	Any beneficiary designation is revocable unless otherwise stated in the designation.
•	If the owner designates more than one beneficiary, they can be classed as first, second and so on. If two or more are named in a class, each beneficiary shares equally in any life insurance benefit proceeds unless the beneficiary designation states otherwise.
•	If the beneficiary dies before the insured, then any contingent beneficiary becomes a beneficiary.
•	If no beneficiary survives the insured, the right to these proceeds will pass to you. If you are the insured, the right will pass to you.
Changing the Beneficiary
•	The owner changes the beneficiary by providing written notice to us at our home office any time while the insured is alive and the Policy is in force.
•	Once we have recorded the change of beneficiary, the change is effective as of the date the owner signs the written notice.
•	We are not liable for any payments we made before we received the written notice at our home office.
Assigning the Policy
•	The owner may assign Policy rights while the insured is alive.
•	The owner retains any ownership rights that are not assigned.
•	We must receive written notice of the assignment at our home office.
•	Assignee may not change the owner or the beneficiary and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.
•	An assignment passes along the obligation to repay any indebtedness outstanding at the time of the assignment.
•	Claims under any assignment are subject to proof of interest and the extent of the assignment.
•	We are not:
•	bound by any assignment unless we receive a written notice of the assignment at our home office;

•	responsible for the validity of any assignment;

•	liable for any payment we made before we received written notice of the assignment at our home office; or

•	bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).
•	Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.
Exchanging the Policy
•	Within 24 months of the issue date of this Policy, you may exchange the Policy for a new policy on the life of the insured without evidence of insurability.

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•	In order to exchange this Policy, we will require:
•	that this Policy be in effect on the date of the exchange;

•	repayment of any unpaid loan;

•	an adjustment, if any, for premiums and cash values of this and the new policy.
•	The date of exchange will be the later of:
•	the date you send this Policy along with a signed written request for an exchange;

•	the date we receive at our home office, or at any other location that we indicate to you in writing, the necessary payment for the exchange.
•	The date of the exchanged policy will be the same as the date of the original Policy.
•	The benefits of the new policy will not reflect the investment experience of the separate account.
•	The new policy will be on a permanent plan of life insurance that we would be offering for this purpose on the date of issue of this Policy.
•	The new policy will have a face amount equal to the initial face amount of this Policy. It will be based on the same issue age, sex and class of risk as this Policy.
•	All riders attached to this Policy will end on the date of exchange, unless we agree otherwise.

•	An exchange may have tax consequences.
Selecting the Tax Test
The owner may elect either the guideline premium test or the cash value accumulation test. Your election may affect the amount of the life insurance benefit payable under your Policy, the amount of premiums you may pay and the amount of your monthly deduction.
Our Right to Contest the Policy
In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy’s validity or may resist a claim under the Policy. We also may contest the validity of any increase of face amount or other change to the Policy if you make any material misrepresentation of a fact in the application (or any supplemental application) for the increase or change to the Policy. In the absence of fraud, we consider statements made in the application(s) to be representations, not warranties.
In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured’s lifetime for two years from the effective date, or if the Policy has been reinstated, for two years from the date of Policy reinstatement. Likewise, we cannot bring any legal action to contest the validity of any increase in face amount that occurs after the effective date, or any Policy reinstatement, for two years from the effective date of the increase or reinstatement.
However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two-year contestable period will be measured from the date the corresponding portion of term insurance became effective. Please refer to the provision or provisions that may be in any rider or riders attached to the

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Policy regarding the contestability of the rider or riders.
Suicide Exclusion
If the insured commits suicide, while sane or insane, within two years of the effective date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any indebtedness, and less any partial withdrawals. We will pay this amount to the beneficiary in one sum.
If the insured commits suicide, while sane or insane, within two years of the effective date of any increase in the face amount or additional coverage rider, our liability is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.
However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two-year suicide exclusion period will be measured from the date that the corresponding portion of term insurance became effective.
Misstatement of Age or Sex
If the age or sex of the insured was stated incorrectly in the application or any supplemental application, then the life insurance benefit and any benefits provided by rider or endorsement will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured’s correct age and sex. If the age of the insured has been overstated or understated, we will calculate future monthly deductions using the cost of insurance (and the cost of benefit provided by rider or endorsement) based on the insured’s correct age and sex.
Modifying the Policy
Only our President, one of the Vice Presidents, Secretary or an officer of Transamerica Life may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.
If we modify the Policy, we will provide you notice, and we will make appropriate endorsements to the Policy.
Addition, Deletion or Substitution of Portfolios
We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We could add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account or for other reasons. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.
We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.
In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under

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the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee or (4) combined with one or more other separate accounts or subaccounts.
ADDITIONAL INFORMATION

Settlement Options
When the insured dies, the policy proceeds will be paid in one sum or, if elected, a fixed period option.
Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured’s date of death.
Under a settlement option, the dollar amount of each payment may depend on four things:
•	the amount of the surrender on the surrender date or life insurance benefit proceeds on the insured’s date of death;

•	the interest rate we credit on those amounts;

•	the mortality tables we use; and

•	the specific payment option(s) you choose.
If the fixed period option is selected, we will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 360 months. We will stop making payments once we have made all the payments for the period selected.
If the regular payment under the fixed period option is less than $100, we may pay any unpaid amount or present value in one lump sum. We may make other settlement options available in the future.
Even if the life insurance benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the life insurance benefit after the insured’s death are taxable, and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.
All settlement option rates are based on the 2000 Individual Annuity Mortality Table, if applicable, and a guaranteed annual interest rate of 2%. The payee will receive the greater of:
     1. The income rates in effect for us at the time the income payments are made; or
     2. The following income rates as guaranteed in the Policy.

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Fixed	Monthly Installment
Period	per
(in months)	$1,000.00
60	$17.49
120	9.18
180	6.42
240	5.04
300	4.22
360	3.68
Additional Information about Transamerica Life and the Separate Account
Transamerica Life is a stock life insurance company that is wholly-owned by Transamerica Occidental Life Insurance Company, which, in turn, is wholly-owned indirectly by AEGON USA, Inc., which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. AEGON USA, Inc. is a wholly-owned indirect subsidiary of AEGON N.V., of the Netherlands, a public company under Dutch law. Transamerica Life’s home office is located at 4333 Edgewood Rd NE, Cedar Rapids, IA, 52499.
Transamerica Life was incorporated in 1961 under the laws of Iowa as NN Investors Life Insurance Company, Inc. and is subject to regulation by the Insurance Department of the State of Iowa, as well as by the insurance departments of all other states and jurisdictions in which it does business. Transamerica Life is licensed to sell insurance in all states (except New York), Guam, and in the District of Columbia. Transamerica Life submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.
Transamerica Life established the separate account as a separate investment account under Iowa law in 2003. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Transamerica Life, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a “separate account” within the meaning of the federal securities laws.
Transamerica Life holds the assets of the separate account apart from the general account. Transamerica Life maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. (“AEGON USA”) in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Transamerica Life. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc., provides fidelity coverage, and covers the activities of registered representatives of Transamerica Capital, Inc. (“TCI”) to a limit of $10 million.
Changes to the Separate Account
Where permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:
•	Remove, combine or add subaccounts and make the new subaccounts available to you at our discretion;

•	Add new portfolios or remove existing portfolios;

•	Substitute new portfolios for any existing portfolios if shares of the portfolio are no longer available for investments or if we determine that investment in a portfolio is no longer appropriate in light of the purposes of the separate account;

•	Close subaccounts to allocations of new premiums by existing or new policy owners at any time at our discretion;

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•	Make subaccounts (including new subaccounts) available to such classes of Policies as we may determine;

•	Transfer assets supporting the Policies from one subaccount to another or from the separate account to another separate account;

•	Combine the separate account with other separate accounts and/or create new separate accounts;

•	Deregister the separate account under the 1940 Act or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law;

•	Manage the separate account under the direction of a committee at any time;

•	Make any changes required by the 1940 Act or other applicable law or regulation; and

•	Modify the provisions of the Policy to reflect changes to the subaccounts and the separate account and to comply with applicable law.
Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the law.
The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.
Potential Conflicts of Interests
Shares of certain Portfolios are sold to separate accounts of insurance companies that may or may not be affiliated with Transamerica Life or each other. In addition, shares of certain portfolios are also sold to separate accounts to serve as the underlying investment for variable life insurance policies, variable annuity contracts and for retirement plans. It is possible that a material conflict may arise between the interests of owners of the Policies and owners of other variable life insurance policies or variable annuity contracts whose accumulation values are allocated to a portfolio. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners. Although neither Transamerica Life nor the portfolios currently foresee any such disadvantages, Transamerica Life and each portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, Transamerica Life will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.
Legal Matters
Sutherland Asbill & Brennan LLP of Washington, D.C. provided advice on certain matters relating to the federal securities laws.
Variations in Policy Provisions
Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include restrictions on the operation of the fixed account, and different interest rates charged and credited on Policy loans. Please refer to your Policy, as any variations will be included in your Policy or in riders or endorsements attached to your Policy.

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Personalized Illustrations of Policy Benefits
To help you understand how your life insurance benefit, net cash value, and cash value would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations without charge and upon request. These illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts and hypothetical rates of return (within limits) that you request.
The illustrations also will reflect the average portfolio expenses for 2007. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.
The illustrations are hypothetical only and are not representations of future returns or Policy values and benefits. Your actual results will differ from those in the illustrations.
Sale of the Policies
We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.
Our affiliate TCI is the distributor and principal underwriter for the Policies. TCI’s home office is located at 4600 S. Syracuse St., Suite 1100, Denver, CO 80237. TCI, like Transamerica Life, is an indirect, wholly owned subsidiary of AEGON USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA, Inc. TCI is not a member of the Securities Investor Protection Corporation.
The Policies are offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with TCI. TCI compensates these selling firms for their services. Sales representatives are appointed as our insurance agents.
During fiscal years 2007, 2006 and 2005, the amounts paid to TCI (beginning May 1, 2007) and AFSG Securities Corporation (“AFSG”) (the principal underwriter until April 2007) in connection with all Policies sold through the separate account were $1,927,480.26, $1,736,805.60 and $2,271,392.25, respectively. TCI and AFSG passed through commissions they received to selling firms for their sales and did not retain any portion in return for their services as principal underwriter for the Policies. Our parent company provides paid-in capital contributions to TCI (and provided paid-in capital distributions to AFSG), and pays for TCI’s (and paid for AFSG’s) operating and other expenses, including overhead, legal and accounting fees.
We and/or TCI may pay certain selling firms additional cash amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) costs associated with sales conferences and educational seminars for their sales representatives; and (3) other sales expenses incurred by them. We and/or TCI may make additional payments to certain selling firms based on aggregate sales or persistency standards. These various payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.
Reports to Owners
At least once each year, or more often as required by law, we will mail to policy owners at their last known address a report showing the following information as of the end of the report period:
•	the current cash value

•	the current net cash value

•	the current life insurance benefit

•	the current loan amount

•	any activity since the last report

•	the current subaccount values and loan account value

•	current net premium allocations

•	any other information required by law

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In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in face amount, changes in life insurance benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.
Claims of Creditors
Except as described in the assignment section above, payments we make under the Policy are, to the extent permitted by law, exempt from the claims, attachments or levies of any creditors.
Records
We will maintain all records relating to the separate account and the fixed account.
Additional Information
A registration statement under the Securities act of 1933 has been filed with the SEC relating to the offering described in the prospectus and this statement of additional information. Neither the prospectus nor this statement of additional information includes all the information included in the registration statement. The omitted information may be obtained at the SEC’s principal office in Washington, D.C. by paying the SEC’s prescribed fees.
Independent Registered Public Accounting Firm
The financial statements of the separate account at December 31, 2007 and for the periods disclosed in the financial statements, and the financial statements and schedules of Transamerica Life at December 31, 2007, 2006, and 2005 for each of the three years in the period ended December 31, 2007, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.
Financial Statements
The separate account’s financial statements, which include the Report of Independent Registered Public Accounting Firm, appear on the following pages and have been audited in accordance with the standards of the Public Company Accounting Oversight Board (United States). The company’s financial statements are also attached and have been audited in accordance with the standards of the Public Company Accounting Oversight Board (United States).
Transamerica Life’s financial statements and schedules, which include the Report of Independent Registered Public Accounting Firm, also appear on the following pages. These financial statements and schedules should be distinguished from the separate account’s financial statements, and you should consider these financial statements and schedules only as bearing upon Transamerica Life’s ability to meet our obligations under the Policies. You should not consider our financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.
Transamerica Life’s financial statements and schedules at December 31, 2007, 2006 and 2005 and for each of the three years in the period ended December 31, 2007, have been prepared on the basis of statutory accounting principles rather than accounting principles generally accepted in the United States.
UNDERWRITING

Underwriting Standards
This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to

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determine premiums and Policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana to insure residents of that state on actuarial tables that do not differentiate on the basis of sex.
Your cost of insurance charge will vary by the insured’s sex, issue age on the effective date and rate class. We currently place insureds into the following rate classes:
•	Medical issue;

•	Simplified issue;

•	Guaranteed Issue;

•	Non-tobacco use;

•	Tobacco use
We also place insureds in various sub-standard rate classes, which entail a higher mortality risk and higher charges. We generally charge higher rates for insureds that use tobacco. Medical issue requires the completion of a full medical application.
PERFORMANCE DATA

Performance Data in Advertising Sales Literature
We may compare each subaccount’s performance to the performance of:
•	other variable life issuers in general;

•	variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. (“Lipper”) and Morningstar, Inc. (“Morningstar”); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron’s, Kiplinger’s Personal Finance, and Fortune);
•	Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return and assumes reinvestment of distributions, but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.
•	the Standard & Poor’s Index of 500 Common Stocks or other widely recognized indices;
•	unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or
•	other types of investments, such as:
•	certificates of deposit;

•	savings accounts and U.S. Treasuries;

•	certain interest rate and inflation indices (e.g., the Consumer Price Index); or

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•	indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).
Transamerica Life’s Published Ratings
We may publish in advertisements, sales literature or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody’s Investors Service, Inc., Standard & Poor’s Insurance Rating Services and Fitch Ratings. These ratings are opinions regarding an operating insurance company’s financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their respective portfolios, or to their performance.

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Transamerica Corporate Separate Account Sixteen
Report of Independent Registered Public Accounting Firm
Statements of Assets and Liabilities
Statements of Operations
Statements of Changes in Net Assets
Notes to the Financial Statements
Transamerica Life Insurance Company
Report of Independent Registered Public Accounting Firm, dated March 28, 2008
Audited Financial Statements
Balance Sheets — Statutory Basis
Statements of Operations — Statutory Basis
Statements of Changes in Capital and Surplus — Statutory Basis
Statements of Cash Flow — Statutory Basis
Notes to Financial Statements — Statutory-Basis
Statutory-Basis Financial Statement Schedules
Summary of Investments — Other Than Investments in Related Parties
Supplementary Insurance Information
Reinsurance

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FINANCIAL STATEMENTS
Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Year Ended December 31, 2007

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Financial Statements
Year Ended December 31, 2007

Report of Independent Registered Public Accounting Firm
The Board of Directors and Contract Owners
Transamerica Corporate Separate Account Sixteen
Transamerica Life Insurance Company
We have audited the accompanying statements of assets and liabilities of the subaccounts of Transamerica Corporate Separate Account Sixteen (comprised of the Balanced, Contrafund®, Growth Opportunities, Growth, High Income, AIM V.I. — Dynamics, AIM V.I. — Financial Services, AIM V.I. — Global Health Care, AIM V.I. — Technology, Forty, Flexible Bond, Large Cap Growth, International Growth, Mid Cap Growth, Worldwide Growth, U.S. Mid Cap Value, All Asset, Real Return, Short-Term, StocksPLUS Growth and Income, Total Return, Royce Micro-Cap, Royce Small-Cap, DWS Small Cap Index VIP, T. Rowe Price Blue Chip Growth, T. Rowe Price Equity Income, T. Rowe Price Mid-Cap Growth, T. Rowe Price New America Growth, T. Rowe Price International Stock, Vanguard VIF Balanced, Vanguard VIF Capital Growth, Vanguard VIF Diversified Value, Vanguard VIF Equity Income, Vanguard VIF Equity Index, Vanguard VIF Growth, Vanguard VIF High Yield Bond, Vanguard VIF International, Vanguard VIF Mid-Cap Index, Vanguard VIF Money Market, Vanguard VIF REIT Index, Vanguard VIF Short-Term Investment Grade, Vanguard VIF Small Company Growth, Vanguard VIF Total Bond Market Index, Vanguard VIF Total Stock Market Index, Van Eck Worldwide Absolute Return, Global Small Capitalization, Growth, International, New World, First Eagle Overseas, Third Avenue Value, Mid Cap, and AIM V.I.-Small Cap Equity subaccounts), as of December 31, 2007, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Transamerica Corporate Separate Account Sixteen at December 31, 2007, and the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa
March 21, 2008

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Assets and Liabilities
December 31, 2007

			Growth			AIM	AIM V.I. -
	Balanced	Contrafund®	Opportunities	Growth	High Income	V.I. - Dynamics	Financial Services
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	39,963.826	114,322.165	1,258.478	33,574.871	37,488.550	1,318.104	12,016.215

Cost	$594,978	$3,494,572	$25,962	$1,237,322	$240,534	$21,530	$192,336

Investments in mutual funds, at net asset value	$632,627	$3,189,588	$28,152	$1,514,898	$224,182	$25,360	$147,319
Receivable for units sold	3	—	1	2	1	—	—

Total assets	632,630	3,189,588	28,153	1,514,900	224,183	25,360	147,319

Liabilities
Payable for units redeemed	—	1	—	—	—	—	1

	$632,630	$3,189,587	$28,153	$1,514,900	$224,183	$25,360	$147,318

Net Assets:
Deferred annuity contracts terminable by owners	$632,630	$3,189,587	$28,153	$1,514,900	$224,183	$25,360	$147,318

Total net assets	$632,630	$3,189,587	$28,153	$1,514,900	$224,183	$25,360	$147,318

Accumulation units outstanding	454,831	1,730,384	17,890	980,190	172,953	14,948	135,371

Accumulation unit value	$1.390914	$1.843283	$1.573671	$1.545517	$1.296206	$1.696625	$1.088258

See accompanying notes.

3

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Assets and Liabilities
December 31, 2007

AIM V.I. -
Global	AIM V.I.		Flexible	Large Cap	International	Mid Cap
Health Care	- Technology	Forty	Bond	Growth	Growth	Growth
Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

2,736.083	3,526.881	38,040.358	14,379.872	5,527.009	22,183.171	5,793.967

$61,336	$51,575	$1,272,891	$164,844	$126,246	$1,032,451	$168,742

$65,830	$53,256	$1,566,502	$164,793	$146,024	$1,448,783	$231,411
1	—	689	2	—	—	—

65,831	53,256	1,567,191	164,795	146,024	1,448,783	231,411

—	—	—	—	—	899	2

$65,831	$53,256	$1,567,191	$164,795	$146,024	$1,447,884	$231,409

$65,831	$53,256	$1,567,191	$164,795	$146,024	$1,447,884	$231,409

$65,831	$53,256	$1,567,191	$164,795	$146,024	$1,447,884	$231,409

46,377	40,171	745,606	138,751	101,327	473,020	118,476

$1.419469	$1.325731	$2.101902	$1.187704	$1.441112	$3.060940	$1.953219

See accompanying notes.

4

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Assets and Liabilities
December 31, 2007

					StocksPLUS		Royce
Worldwide	U.S. Mid				Growth and	Total	Micro
Growth	Cap Value	All Asset	Real Return	Short-Term	Income	Return	-Cap
Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

94.135	5,147.919	1,001.070	41,702.376	38,533.015	59,304.096	110,843.925	189,804.604

$2,935	$103,449	$11,727	$511,144	$386,556	$647,560	$1,123,152	$2,689,309

$3,326	$98,377	$11,733	$524,199	$385,715	$661,834	$1,162,753	$2,556,668
1	—	—	176	4	—	9	—

3,327	98,377	11,733	524,375	385,719	661,834	1,162,762	2,556,668

—	—	1	—	—	—	—	219

$3,327	$98,377	$11,732	$524,375	$385,719	$661,834	$1,162,762	$2,556,449

$3,327	$98,377	$11,732	$524,375	$385,719	$661,834	$1,162,762	$2,556,449

$3,327	$98,377	$11,732	$524,375	$385,719	$661,834	$1,162,762	$2,556,449

2,239	56,350	8,624	421,023	338,247	448,814	949,413	1,536,654

$1.485864	$1.745829	$1.360484	$1.245478	$1.140349	$1.474629	$1.224716	$1.663646

See accompanying notes.

5

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Assets and Liabilities
December 31, 2007

	DWS				T. Rowe
Royce	Small	T. Rowe		T. Rowe	Price New	T. Rowe Price	Vanguard
Small	Cap	Price Blue	T. Rowe Price	Price Mid-	America	International	VIF
-Cap	Index VIP	Chip Growth	Equity Income	Cap Growth	Growth	Stock	Balanced
Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

97,364.321	66,884.464	76,839.676	109,861.401	0.007	—	83,487.898	188,996.987

$1,026,949	$1,030,602	$762,317	$2,618,663	$—	$—	$1,424,027	$3,695,002

$969,749	$983,870	$907,477	$2,602,617	$—	$—	$1,478,571	$3,923,577
—	—	5	2	—	—	—	3

969,749	983,870	907,482	2,602,619	—	—	1,478,571	3,923,580

9	8	—	—	—	—	3	—

$969,740	$983,862	$907,482	$2,602,619	$—	$—	$1,478,568	$3,923,580

$969,740	$983,862	$907,482	$2,602,619	$—	$—	$1,478,568	$3,923,580

$969,740	$983,862	$907,482	$2,602,619	$—	$—	$1,478,568	$3,923,580

613,782	667,433	613,203	1,693,144	—	—	793,700	2,579,804

$1.579943	$1.474097	$1.479904	$1.537151	$1.757198	$1.469108	$1.862881	$1.520883

See accompanying notes.

6

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Assets and Liabilities
December 31, 2007

Vanguard	Vanguard	Vanguard	Vanguard		Vanguard
VIF	VIF	VIF	VIF	Vanguard	VIF		Vanguard VIF
Capital	Diversified	Equity	Equity	VIF	High Yield	Vanguard VIF	Mid-Cap
Growth	Value	Income	Index	Growth	Bond	International	Index
Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

134,506.914	171,439.540	0.011	131,869.152	6,365.951	53,156.354	187,494.878	304,155.983

$2,151,310	$2,939,545	$—	$3,701,249	$82,589	$442,215	$3,803,204	$5,680,243

$2,495,103	$2,799,608	$—	$3,895,415	$91,606	$436,414	$4,469,878	$5,651,218
3	—	—	—	—	—	6	—

2,495,106	2,799,608	—	3,895,415	91,606	436,414	4,469,884	5,651,218

—	1	—	11	—	8	—	—

$2,495,106	$2,799,607	$—	$3,895,404	$91,606	$436,406	$4,469,884	$5,651,218

$2,495,106	$2,799,607	$—	$3,895,404	$91,606	$436,406	$4,469,884	$5,651,218

$2,495,106	$2,799,607	$—	$3,895,404	$91,606	$436,406	$4,469,884	$5,651,218

1,516,576	1,668,592	—	2,641,509	65,456	352,172	2,079,974	3,285,661

$1.645223	$1.677826	$1.560656	$1.474689	$1.399521	$1.239186	$2.149009	$1.719964

See accompanying notes.

7

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Assets and Liabilities
December 31, 2007

						Van Eck
		Vanguard VIF	Vanguard VIF	Vanguard VIF	Vanguard VIF	Worldwide
Vanguard VIF	Vanguard VIF	Short-Term	Small Company	Total Bond	Total Stock	Absolute	Global Small
Money Market	REIT Index	Investment Grade	Growth	Market Index	Market Index	Return	Capitalization
Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

9,441,771.110	41,650.196	14,380.627	92,691.050	282,738.929	40,910.928	6,132.992	18,295.868

$9,441,771	$948,455	$149,408	$1,761,862	$3,142,349	$1,296,793	$65,584	$503,971

$9,441,771	$788,022	$154,879	$1,682,343	$3,262,807	$1,271,921	$65,684	$493,074
1,305	1	4	2	2	2	—	—

9,443,076	788,023	154,883	1,682,345	3,262,809	1,271,923	65,684	493,074

—	—	—	—	—	—	—	2

$9,443,076	$788,023	$154,883	$1,682,345	$3,262,809	$1,271,923	$65,684	$493,072

$9,443,076	$788,023	$154,883	$1,682,345	$3,262,809	$1,271,923	$65,684	$493,072

$9,443,076	$788,023	$154,883	$1,682,345	$3,262,809	$1,271,923	$65,684	$493,072

8,170,235	471,429	133,165	1,145,331	2,730,700	842,302	58,210	262,054

$1.155790	$1.671563	$1.163091	$1.468872	$1.194862	$1.510057	$1.128410	$1.881569

See accompanying notes.

8

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Assets and Liabilities
December 31, 2007

			First Eagle	Third Avenue		AIM V.I. — Small
Growth	International	New World	Overseas	Value	Mid Cap	Cap Equity
Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

32,525.485	3,979.092	27,739.829	212,378.269	11,193.535	23,951.752	0.000

$2,094,696	$87,542	$611,125	$6,251,244	$328,414	$822,974	$(10,635)

$2,170,100	$98,363	$712,914	$6,277,902	$290,136	$866,095	$—
—	1	—	—	—	—	6,830

2,170,100	98,364	712,914	6,277,902	290,136	866,095	6,830

3	—	3	2	—	1	—

$2,170,097	$98,364	$712,911	$6,277,900	$290,136	$866,094	$6,830

$2,170,097	$98,364	$712,911	$6,277,900	$290,136	$866,094	$6,830
$2,170,097	$98,364	$712,911	$6,277,900	$290,136	$866,094	$6,830

1,460,787	55,363	333,917	4,016,041	217,390	579,644	6,844

$1.485567	$1.776696	$2.134997	$1.563206	$1.334632	$1.494182	$0.998002

See accompanying notes.

9

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Operations
Year Ended December 31, 2007

	Balanced	Contrafund®	Growth Opportunities	Growth	High Income	AIM V.I. — Dynamics
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$19,625	$28,392	$—	$9,765	$18,592	$—
Expenses:
Administrative, mortality and expense risk charge	3,751	17,086	125	7,874	448	165

Net investment income (loss)	15,874	11,306	(125)	1,891	18,144	(165)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	21,378	755,010	—	1,237	—	—
Proceeds from sales	120,296	290,091	3,927	262,242	217,272	3,074
Cost of investments sold	105,485	230,941	3,588	207,940	212,209	2,209

Net realized capital gains (losses) on investments	36,189	814,160	339	55,539	5,063	865

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	47,628	122,874	(16)	52,288	1,384	1,859
End of period	37,649	(304,984)	2,190	277,576	(16,352)	3,830

Net change in unrealized appreciation/depreciation of investments	(9,979)	(427,858)	2,206	225,288	(17,736)	1,971

Net realized and unrealized capital gains (losses) on investments	26,210	386,302	2,545	280,827	(12,673)	2,836

Increase (decrease) in net assets from operations	$42,084	$397,608	$2,420	$282,718	$5,471	$2,671

See accompanying notes.

10

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Operations
Year Ended December 31, 2007

AIM V.I.	AIM V.I. —
Financial	Global	AIM V.I. —			Large Cap	International
Services	Health Care	Technology	Forty	Flexible Bond	Growth	Growth
Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

$3,130	$—	$—	$5,396	$6,966	$934	$6,439

707	369	301	7,678	249	792	9,655

2,423	(369)	(301)	(2,282)	6,717	142	(3,216)

11,818	—	—	—	—	—	—
17,059	34,641	4,493	578,645	54,874	14,908	71,844
19,350	31,998	3,731	411,644	58,530	12,964	33,207

9,527	2,643	762	167,001	(3,656)	1,944	38,637

644	646	505	49,945	(6,604)	6,086	197,022
(45,017)	4,494	1,681	293,611	(51)	19,778	416,332

(45,661)	3,848	1,176	243,666	6,553	13,692	219,310

(36,134)	6,491	1,938	410,667	2,897	15,636	257,947

$(33,711)	$6,122	$1,637	$408,385	$9,614	$15,778	$254,731

See accompanying notes.

11

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Operations
Year Ended December 31, 2007

						StocksPLUS
Mid Cap	Worldwide	U.S. Mid				Growth and
Growth	Growth	Cap Value	All Asset	Real Return	Short-Term	Income	Total Return	Royce Micro-Cap
Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

$439	$22	$486	$854	$21,764	$17,959	$46,972	$48,232	$37,907

1,764	19	442	72	632	2,302	3,926	3,055	9,405

(1,325)	3	44	782	21,132	15,657	43,046	45,177	28,502

953	—	7,530	—	1,204	—	—	—	216,004
15,256	425	14,152	2,172	175,651	230,836	29,089	466,516	808,766
10,511	342	14,271	2,137	187,792	231,655	26,120	481,123	594,062

5,698	83	7,411	35	(10,937)	(819)	2,969	(14,607)	430,708

33,352	247	206	24	(22,406)	(435)	30,614	(13,434)	220,944
62,669	391	(5,072)	6	13,055	(841)	14,274	39,601	(132,641)

29,317	144	(5,278)	(18)	35,461	(406)	(16,340)	53,035	(353,585)

35,015	227	2,133	17	24,524	(1,225)	(13,371)	38,428	77,123

$33,690	$230	$2,177	$799	$45,656	$14,432	$29,675	$83,605	$105,625

See accompanying notes.

12

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Operations
Year Ended December 31, 2007

		T. Rowe Price	T. Rowe Price	T. Rowe Price	T. Rowe Price	T. Rowe Price
Royce	DWS Small	Blue Chip	Equity	Mid-Cap	New America	International	Vanguard VIF
Small-Cap	Cap Index VIP	Growth	Income	Growth	Growth	Stock	Balanced
Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

$505	$10,553	$3,826	$41,976	$—	$—	$20,382	$78,423

2,313	8,049	5,281	6,096	—	—	68	8,803

(1,808)	2,504	(1,455)	35,880	—	—	20,314	69,620

43,976	77,336	—	152,042	—	—	163,784	118,299
355,558	384,085	54,018	450,705	—	—	326,054	483,909
299,814	364,219	39,583	389,924	—	—	217,805	449,066

99,720	97,202	14,435	212,823	—	—	272,033	153,142

71,333	89,404	69,079	162,460	—	—	173,383	216,909
(57,200)	(46,732)	145,160	(16,046)	—	—	54,544	228,575

(128,533)	(136,136)	76,081	(178,506)	—	—	(118,839)	11,666

(28,813)	(38,934)	90,516	34,317	—	—	153,194	164,808

$(30,621)	$(36,430)	$89,061	$70,197	$—	$—	$173,508	$234,428

See accompanying notes.

13

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Operations
Year Ended December 31, 2007

	Vanguard VIF		Vanguard VIF		Vanguard VIF
Vanguard VIF	Diversified	Vanguard VIF	Equity	Vanguard VIF	High Yield	Vanguard VIF	Vanguard VIF
Capital Growth	Value	Equity Income	Index	Growth	Bond	International	Mid-Cap Index
Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

$17,886	$31,375	$—	$66,535	$485	$19,637	$68,057	$57,377

9,246	20,052	—	32,340	478	2,587	16,788	30,764
-
8,640	11,323	—	34,195	7	17,050	51,269	26,613

59,349	53,642	—	165,629	—	—	153,129	483,288
383,285	2,400,931	—	1,733,494	5,055	52,394	965,192	928,195
312,010	2,132,583	—	1,627,791	4,019	55,803	631,824	796,824
-

130,624	321,990	—	271,332	1,036	(3,409)	486,497	614,659

195,786	214,421	—	304,965	3,433	5,370	559,939	372,331
343,793	(139,937)	—	194,166	9,017	(5,801)	666,674	(29,025)

148,007	(354,358)	—	(110,799)	5,584	(11,171)	106,735	(401,356)

278,631	(32,368)	—	160,533	6,620	(14,580)	593,232	213,303

$287,271	$(21,045)	$—	$194,728	$6,627	$2,470	$644,501	$239,916

See accompanying notes.

14

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Operations
Year Ended December 31, 2007

		Vanguard VIF	Vanguard VIF	Vanguard VIF	Vanguard VIF	Van Eck	Global
Vanguard VIF	Vanguard VIF	Short-Term	Small Company	Total Bond	Total Stock	Worldwide	Small
Money Market	REIT Index	Investment Grade	Growth	Market Index	Market Index	Absolute Return	Capitalization
Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

$489,460	$17,432	$11,546	$6,545	$117,448	$3,118	$104	$12,587

62,975	6,926	1,688	9,700	22,141	3,618	253	615

426,485	10,506	9,858	(3,155)	95,307	(500)	(149)	11,972

—	71,244	—	115,541	—	12,748	356	30,733
7,765,164	278,020	422,471	453,167	599,474	258,146	27,997	228,009
7,765,164	227,496	418,780	435,172	620,458	237,586	27,287	194,609

—	121,768	3,691	133,536	(20,984)	33,308	1,066	64,133

—	147,853	5,635	21,551	18,939	20,292	289	9,486
—	(160,433)	5,471	(79,519)	120,458	(24,872)	100	(10,897)

—	(308,286)	(164)	(101,070)	101,519	(45,164)	(189)	(20,383)

—	(186,518)	3,527	32,466	80,535	(11,856)	877	43,750

$426,485	$(176,012)	$13,385	$29,311	$175,842	$(12,356)	$728	$55,722

See accompanying notes.

15

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Operations
Year Ended December 31, 2007

			First Eagle	Third Avenue		AIM V.I. — Small
Growth	International	New World	Overseas	Value	Mid Cap	Cap Equity
Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

$16,102	$1,350	$18,267	$—	$7,297	$5,082	$3

7,103	613	4,951	29,922	1,997	4,360	49

8,999	737	13,316	(29,922)	5,300	722	(46)

122,765	4,078	32,989	—	21,031	24,899	194
291,321	68,714	111,849	1,799,642	122,169	165,492	12,124
262,378	60,893	90,585	2,003,007	128,472	161,279	7,945

151,708	11,899	54,253	(203,365)	14,728	29,112	4,373

41,693	5,521	19,961	(340,902)	4,123	9,201	—
75,404	10,821	101,789	26,658	(38,278)	43,121	10,635

33,711	5,300	81,828	367,560	(42,401)	33,920	10,635

185,419	17,199	136,081	164,195	(27,673)	63,032	15,008

$194,418	$17,936	$149,397	$134,273	$(22,373)	$63,754	$14,962

See accompanying notes.

16

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2007 and 2006

	Balanced		Contrafund®
	Subaccount		Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$15,874	$5,365	$11,306	$12,205
Net realized capital gains (losses) on investments	36,189	21,822	814,160	222,825
Net change in unrealized appreciation/ depreciation of investments	(9,979)	21,096	(427,858)	(38,254)

Increase (decrease) in net assets from operations	42,084	48,283	397,608	196,776

Contract transactions
Net contract purchase payments	6,641	49,022	425,667	496,764
Transfer payments from (to) other subaccounts or general account	62,156	42,007	284,986	90,597
Contract terminations, withdrawals, and other deductions	(18,203)	(11,154)	(46,102)	(34,366)

Increase (decrease) in net assets from contract transactions	50,594	79,875	664,551	552,995

Net increase (decrease) in net assets	92,678	128,158	1,062,159	749,771

Net assets:
Beginning of the period	539,952	411,794	2,127,428	1,377,657

End of the period	$632,630	$539,952	$3,189,587	$2,127,428

See accompanying notes.

17

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2007 and 2006

Growth Opportunities		Growth		High Income
Subaccount		Subaccount		Subaccount
2007	2006	2007	2006	2007	2006

$(125)	$(26)	$1,891	$(2,778)	$18,144	$13,643
339	(323)	55,539	27,064	5,063	(9,387)
2,206	301	225,288	25,547	(17,736)	13,601

2,420	(48)	282,718	49,833	5,471	17,857

906	626	221,499	261,262	183,976	102,153
24,109	(25,132)	75,307	152,780	(163,222)	(63,090)
(254)	(340)	(22,596)	(14,942)	(1,645)	(957)

24,761	(24,846)	274,210	399,100	19,109	38,106

27,181	(24,894)	556,928	448,933	24,580	55,963

972	25,866	957,972	509,039	199,603	143,640

$28,153	$972 $	1,514,900	$957,972	$224,183	$199,603

See accompanying notes.

18

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2007 and 2006

		AIM V.I. — Financial		AIM V.I. — Global Health
AIM V.I. — Dynamics		Services		Care
Subaccount		Subaccount		Subaccount
2007	2006	2007	2006	2007	2006

$(165)	$(106)	$2,423	$304	$(369)	$(42)
865	207	9,527	242	2,643	204
1,971	1,613	(45,661)	646	3,848	630

2,671	1,714	(33,711)	1,192	6,122	792

1,652	14,825	90,508	23,674	58,082	32,237
(244)	816	68,396	769	(28,650)	(8,843)
(761)	(434)	(3,356)	(296)	(1,894)	(734)

647	15,207	155,548	24,147	27,538	22,660

3,318	16,921	121,837	25,339	33,660	23,452

22,042	5,121	25,481	142	32,171	8,719

$25,360	$22,042	$147,318	$25,481	$65,831	$32,171

See accompanying notes.

19

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2007 and 2006

AIM V.I. — Technology		Forty		Flexible Bond
Subaccount		Subaccount		Subaccount
2007	2006	2007	2006	2007	2006

$(301)	$(27)	$(2,282)	$(1,012)	$6,717	$6,030
762	269	167,001	20,171	(3,656)	(1,943)
1,176	675	243,666	23,545	6,553	852

1,637	917	408,385	42,704	9,614	4,939

25,013	5,692	387,660	209,710	25,310	12,129
18,756	(10,450)	260,667	(22,392)	(17,315)	852
(1,024)	(311)	(25,017)	(11,779)	(2,735)	(2,525)

42,745	(5,069)	623,310	175,539	5,260	10,456

44,382	(4,152)	1,031,695	218,243	14,874	15,395

8,874	13,026	535,496	317,253	149,921	134,526

$53,256	$8,874	$1,567,191	$535,496	$164,795	$149,921

See accompanying notes.

20

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2007 and 2006

Large Cap Growth		International Growth		Mid Cap Growth
Subaccount		Subaccount		Subaccount
2007	2006	2007	2006	2007	2006

$142	$42	$(3,216)	$6,861	$(1,325)	$(1,042)
1,944	902	38,637	27,227	5,698	2,762
13,692	6,133	219,310	133,797	29,317	17,455

15,778	7,077	254,731	167,885	33,690	19,175

19,609	46,578	294,810	144,296	560	3,566
24,890	33,838	185,787	145,963	35,967	(70)
(5,315)	(2,590)	(14,269)	(8,822)	(4,938)	(3,390)

39,184	77,826	466,328	281,437	31,589	106

54,962	84,903	721,059	449,322	65,279	19,281

91,062	6,159	726,825	277,503	166,130	146,849

$146,024	$91,062	$1,447,884	$726,825	$231,409	$166,130

See accompanying notes.

21

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2007 and 2006

Worldwide Growth		U.S. Mid Cap Value		All Asset
Subaccount		Subaccount		Subaccount
2007	2006	2007	2006	2007	2006

$3	$25	$44	$(7)	$782	$387
83	81	7,411	231	35	(46)
144	240	(5,278)	200	(18)	29

230	346	2,177	424	799	370

446	2,781	65,347	4,422	1,717	5,668
459	(1,652)	28,820	(1,201)	274	2,754
(111)	(93)	(2,508)	(107)	(418)	(323)

794	1,036	91,659	3,114	1,573	8,099

1,024	1,382	93,836	3,538	2,372	8,469

2,303	921	4,541	1,003	9,360	891

$3,327	$2,303	$98,377	$4,541	$11,732	$9,360

See accompanying notes.

22

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2007 and 2006

				StocksPLUS
				Growth and
Real Return		Short-Term		Income
Subaccount		Subaccount		Subaccount
2007	2006	2007	2006	2007	2006

$21,132	$11,274	$15,657	$14,273	$43,046	$22,958
(10,937)	8,198	(819)	(405)	2,969	18,923
35,461	(18,274)	(406)	75	(16,340)	28,093

45,656	1,198	14,432	13,943	29,675	69,974

30,786	48,690	142,296	205,992	(3,585)	—
57,230	89,612	(146,660)	(120,685)	188,264	(193,137)
(11,349)	(5,258)	(9,417)	(7,393)	(13,761)	(9,403)

76,667	133,044	(13,781)	77,914	170,918	(202,540)

122,323	134,242	651	91,857	200,593	(132,566)

402,052	267,810	385,068	293,211	461,241	593,807

$524,375	$402,052	$385,719	$385,068	$661,834	$461,241

See accompanying notes.

23

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2007 and 2006

				Royce
Total Return		Royce Micro-Cap		Small-Cap
Subaccount		Subaccount		Subaccount
2007	2006	2007	2006	2007	2006

$45,177	$29,403	$28,502	$(7,290)	$(1,808)	$(4,588)
(14,607)	(3,497)	430,708	151,828	99,720	81,254
53,035	611	(353,585)	135,848	(128,533)	32,306

83,605	26,517	105,625	280,386	(30,621)	108,972

241,513	337,173	196,824	386,195	308,186	296,145
(43,826)	(31,736)	81,497	600,571	(177,429)	(112,199)
(17,911)	(14,530)	(55,556)	(30,913)	(17,070)	(13,961)

179,776	290,907	222,765	955,853	113,687	169,985

263,381	317,424	328,390	1,236,239	83,066	278,957

899,381	581,957	2,228,059	991,820	886,674	607,717

$1,162,762	$899,381	$2,556,449	$2,228,059	$969,740	$886,674

See accompanying notes.

24

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2007 and 2006

		T. Rowe		T. Rowe Price
DWS Small Cap		Price Blue Chip		Equity
Index VIP		Growth		Income
Subaccount		Subaccount		Subaccount
2007	2006	2007	2006	2007	2006

$2,504	$146	$(1,455)	$(1,496)	$35,880	$15,514
97,202	92,532	14,435	2,169	212,823	60,947
(136,136)	60,141	76,081	46,296	(178,506)	189,194

(36,430)	152,819	89,061	46,969	70,197	265,655

94,633	58,749	(11,069)	—	345,475	329,227
(144,296)	21,962	239,018	186,580	289,977	297,778
(22,780)	(16,275)	(7,327)	(6,325)	(56,038)	(28,598)

(72,443)	64,436	220,622	180,255	579,414	598,407

(108,873)	217,255	309,683	227,224	649,611	864,062

1,092,735	875,480	597,799	370,575	1,953,008	1,088,946

$983,862	$1,092,735	$907,482	$597,799	$2,602,619	$1,953,008

See accompanying notes.

25

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2007 and 2006

T. Rowe Price Mid-		T. Rowe Price New				Vanguard VIF
Cap Growth		America Growth		T. Rowe Price International Stock		Balanced
Subaccount		Subaccount		Subaccount		Subaccount
2007	2006	2007	2006	2007	2006	2007	2006

$—	$—	$—	$(12)	$20,314	$5,731	$69,620	$30,538
—	—	—	26	272,033	47,261	153,142	57,607
—	—	—	4	(118,839)	94,246	11,666	163,487

—	—	—	18	173,508	147,238	234,428	251,632

—	—	—	2,405	(132)	—	794,027	321,095
—	—	—	(2,813)	283,394	286,724	721,615	100,490
—	—	—	(89)	(41,795)	(16,326)	(52,276)	(26,357)

—	—	—	(497)	241,467	270,398	1,463,366	395,228

—	—	—	(479)	414,975	417,636	1,697,794	646,860

—	—	—	479	1,063,593	645,957	2,225,786	1,578,926

$—	$—	$—	$—	$1,478,568	$1,063,593	$3,923,580	$2,225,786

See accompanying notes.

26

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2007 and 2006

				Vanguard VIF
Vanguard VIF Capital Growth		Vanguard VIF Diversified Value		Equity Income
Subaccount		Subaccount		Subaccount
2007	2006	2007	2006	2007	2006

$8,640	$(280)	$11,323	$21,943	$—	$—
130,624	68,253	321,990	117,117	—	—
148,007	85,257	(354,358)	150,424	—	—

287,271	153,230	(21,045)	289,484	—	—

(4,701)	44,775	1,444,788	1,215,788	—	—
(53,158)	692,841	(596,503)	(991,394)	—	—
(32,363)	(18,488)	(37,704)	(44,451)	—	—

(90,222)	719,128	810,581	179,943	—	—

197,049	872,358	789,536	469,427	—	—

2,298,057	1,425,699	2,010,071	1,540,644	—	—

$2,495,106	$2,298,057	$2,799,607	$2,010,071	$—	$—

See accompanying notes.

27

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2007 and 2006

				Vanguard VIF High Yield
Vanguard VIF Equity Index		Vanguard VIF Growth		Bond
Subaccount		Subaccount		Subaccount
2007	2006	2007	2006	2007	2006

$34,195	$31,069	$7	$(155)	$17,050	$11,164
271,332	213,835	1,036	3,065	(3,409)	(3,517)
(110,799)	271,429	5,584	(2,205)	(11,171)	7,885

194,728	516,333	6,627	705	2,470	15,532

535,715	390,148	655	15,193	129,169	91,039
(823,213)	(22,350)	22,897	(16,225)	57,788	(6,696)
(71,568)	(61,727)	(2,516)	(2,072)	(5,417)	(4,019)

(359,066)	306,071	21,036	(3,104)	181,540	80,324

(164,338)	822,404	27,663	(2,399)	184,010	95,856

4,059,742	3,237,338	63,943	66,342	252,396	156,540

$3,895,404	$4,059,742	$91,606	$63,943	$436,406	$252,396

See accompanying notes.

28

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2007 and 2006

Vanguard VIF International		Vanguard VIF Mid-Cap Index
Subaccount		Subaccount
2007	2006	2007	2006

$51,269	$7,338	$26,613	$6,920
486,497	105,617	614,659	201,120
106,735	391,151	(401,356)	193,438

644,501	504,106	239,916	401,478

396,330	428,432	471,765	579,552
271,562	790,040	859,732	887,355
(72,576)	(41,399)	(95,053)	(57,890)

595,316	1,177,073	1,236,444	1,409,017

1,239,817	1,681,179	1,476,360	1,810,495

3,230,067	1,548,888	4,174,858	2,364,363

$4,469,884	$3,230,067	$5,651,218	$4,174,858

See accompanying notes.

29

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2007 and 2006

				Vanguard VIF Short-Term
Vanguard VIF Money Market		Vanguard VIF REIT Index		Investment Grade
Subaccount		Subaccount		Subaccount
2007	2006	2007	2006	2007	2006

$426,485	$423,240	$10,506	$8,019	$9,858	$5,191
—	—	121,768	57,772	3,691	(1,321)
—	—	(308,286)	106,530	(164)	5,312

426,485	423,240	(176,012)	172,321	13,385	9,182

5,287,846	4,883,511	267,912	228,452	28,293	70,901
(5,409,982)	(4,666,431)	(98,311)	46,489	(134,929)	(142,633)
(198,655)	(154,699)	(20,994)	(13,851)	(3,509)	(3,659)

(320,791)	62,381	148,607	261,090	(110,145)	(75,391)

105,694	485,621	(27,405)	433,411	(96,760)	(66,209)

9,337,382	8,851,761	815,428	382,017	251,643	317,852

$9,443,076	$9,337,382	$788,023	$815,428	$154,883	$251,643

See accompanying notes.

30

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2007 and 2006

Vanguard VIF Small Company		Vanguard VIF Total Bond Market		Vanguard VIF Total Stock
Growth		Index		Market Index
Subaccount		Subaccount		Subaccount
2007	2006	2007	2006	2007	2006

$(3,155)	$(3,337)	$95,307	$89,707	$(500)	$39
133,536	86,595	(20,984)	(28,321)	33,308	13,033
(101,070)	(21,031)	101,519	38,587	(45,164)	16,712

29,311	62,227	175,842	99,973	(12,356)	29,784

400,971	249,770	26,376	80,764	65,880	73,455
155,501	153,853	73,879	353,520	965,075	63,727
(34,715)	(25,329)	(66,675)	(59,189)	(4,751)	(4,400)

521,757	378,294	33,580	375,095	1,026,204	132,782

551,068	440,521	209,422	475,068	1,013,848	162,566

1,131,277	690,756	3,053,387	2,578,319	258,075	95,509

$1,682,345	$1,131,277	$3,262,809	$3,053,387	$1,271,923	$258,075

See accompanying notes.

31

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2007 and 2006

Van Eck Worldwide		Global Small
Absolute Return		Capitalization		Growth
Subaccount		Subaccount		Subaccount
2007	2006	2007	2006	2007	2006

$(149)	$(347)	$11,972	$156	$8,999	$3,511
1,066	2,120	64,133	(1,537)	151,708	13,143
(189)	289	(20,383)	9,376	33,711	41,672

728	2,062	55,722	7,995	194,418	58,326

72,079	42,987	156,502	43,652	733,696	793,524
(16,698)	(31,528)	136,067	102,895	280,156	149,326
(1,376)	(2,713)	(10,211)	(3,214)	(30,127)	(14,407)

54,005	8,746	282,358	143,333	983,725	928,443

54,733	10,808	338,080	151,328	1,178,143	986,769

10,951	143	154,992	3,664	991,954	5,185

$65,684	$10,951	$493,072	$154,992	$2,170,097	$991,954

See accompanying notes.

32

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2007 and 2006

International		New World		First Eagle Overseas
Subaccount		Subaccount		Subaccount
2007	2006	2007	2006	2007	2006

$737	$1,005	$13,316	$1,173	$(29,922)	$107,667
11,899	3,449	54,253	1,925	(203,365)	424,632
5,300	4,888	81,828	19,822	367,560	(340,947)

17,936	9,342	149,397	22,920	134,273	191,352

16,149	59,600	234,147	83,276	2,561,977	617,299
(28,333)	10,846	66,249	172,654	1,871,596	920,770
(3,327)	(3,021)	(16,934)	(4,539)	(97,379)	(32,765)

(15,511)	67,425	283,462	251,391	4,336,194	1,505,304

2,425	76,767	432,859	274,311	4,470,467	1,696,656

95,939	19,172	280,052	5,741	1,807,433	110,777

$98,364	$95,939	$712,911	$280,052	$6,277,900	$1,807,433

See accompanying notes.

33

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2007 and 2006

				AIM V.I. — Small Cap
Third Avenue Value		Mid Cap		Equity
Subaccount		Subaccount		Subaccount
2007	2006	2007	2006	2007	2006

$5,300	$1,680	$722	$(697)	$(53)	$(11)
14,728	12,812	29,112	2,303	4,724	(29)
(42,401)	3,293	33,920	8,003	10,414	81

(22,373)	17,785	63,754	9,609	15,085	41

148,749	153,196	369,239	148,136	1,289	914
(33,027)	499	211,048	54,272	(12,251)	2,078
(8,264)	(7,694)	(7,325)	(5,216)	(257)	(69)

107,458	146,001	572,962	197,192	(11,219)	2,923

85,085	163,786	636,716	206,801	3,866	2,964

205,051	41,265	229,378	22,577	2,964	—

$290,136	$205,051	$866,094	$229,378	$6,830	$2,964

See accompanying notes.

34

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007

First Eagle Overseas Variable Fund	May 25, 2005
Third Avenue Value Portfolio	May 25, 2005
Van Eck Worldwide Absolute Return Fund	May 25, 2005
Mid Cap Portfolio	May 25, 2005
Investments
Net purchase payments received by the Separate Account are invested in the portfolios of the Series Funds as selected by the contract owners. Investments are stated at the closing net asset values per share as of December 31, 2007.
Realized capital gains and losses from sales of shares in the Series Funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains and losses from investments in the Series Funds are credited or charged to contract owners’ equity.
Dividend Income
Dividends received from the Series Fund investment are reinvested to purchase additional mutual fund shares.

35

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007
2.	Investments
The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2007 were as follows:

	Purchases	Sales
Fidelity Variable Insurance Products Funds
Balanced Portfolio	$208,138	$120,296
Contrafund® Portfolio	1720976	290091
Growth Opportunities Portfolio	28562	3927
Growth Portfolio	539581	262242
High Income Portfolio	254524	217272
Mid Cap Portfolio	764076	165492
AIM Variable Insurance Funds
AIM V.I. — Dynamics Fund — Series I Shares	3556	3074
AIM V.I. — Financial Services Fund — Series I Shares	186849	17059
AIM V.I. — Global Health Care Fund — Series I Shares	61810	34641
AIM V.I. — Small Cap Equity	1721	12124
AIM V.I. — Technology Fund — Series I Shares	46937	4493
Janus Aspen Series
Forty Portfolio	1198986	578645
Flexible Bond Portfolio	66850	54874
Large Cap Growth Portfolio	54235	14908
International Growth Portfolio	535857	71844
Mid Cap Growth	46474	15256
Worldwide Growth Portfolio	1221	425
The Universal Institutional Funds, Inc.
U.S. Mid Cap Value Portfolio (Class I)	113385	14152
PIMCO Variable Insurance Trust
All Asset Portfolio (Adminstrative Class)	4528	2172
Real Return Portfolio (Institutional Class)	274517	175651
Short-Term Portfolio (Institutional Class)	232748	230836
StocksPLUS Growth and Income Portfolio (Institutional Class)	243051	29089
Total Return Portfolio (Institutional Class)	691573	466516
Royce Capital Fund
Royce Micro-Cap Portfolio	1275763	808766

36

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007

	Purchases	Sales
Royce Small-Cap Portfolio	511417	355558
DWS Investments VIT Funds
DWS Small Cap Index VIP (Class A)	391486	384085
T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth Portfolio	273180	54018
T. Rowe Price Equity Income Portfolio	1218050	450705
T. Rowe Price Mid-Cap Growth Portfolio	—	—
T. Rowe Price New America Growth Portfolio	—	—
2. Investments (continued)

	Purchases	Sales
T. Rowe Price International Series, Inc.
T. Rowe Price International Stock Portfolio	$751,626	$326,054
Vanguard Variable Insurance Fund
Vanguard VIF Balanced Portfolio	2135202	483909
Vanguard VIF Capital Growth Portfolio	361048	383285
Vanguard VIF Diversified Value Portfolio	3276487	2400931
Vanguard VIF Equity Income Portfolio	—	—
Vanguard VIF Equity Index Portfolio	1574261	1733494
Vanguard VIF Growth Portfolio	26099	5055
Vanguard VIF High Yield Bond Portfolio	250987	52394
Vanguard VIF International Portfolio	1764900	965192
Vanguard VIF Mid-Cap Index Portfolio	2674519	928195
Vanguard VIF Money Market Portfolio	7870646.76	7765164
Vanguard VIF REIT Index Portfolio	508377	278020
Vanguard VIF Short-Term Investment-Grade Portfolio	322183	422471
Vanguard VIF Small Company Growth Portfolio	1087308	453167
Vanguard VIF Total Bond Market Index Portfolio	728350	599474
Vanguard VIF Total Stock Market Index Portfolio	1296964	258146
Van Eck Worldwide Insurance Trust
Van Eck Worldwide Absolute Return Fund	82209	27997
American Funds Insurance Series
Global Small Capitalization Fund	553073	228009
Growth Fund	1406825	291321
International Fund	58017	68714
New World Fund	441619	111849
First Eagle Variable Funds
First Eagle Overseas Variable Fund	6105916	1799642
Third Avenue Variable Series Trust
Third Avenue Value Portfolio	255957	122169

37

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007
3. Accumulation Units Outstanding

			Growth
	Balanced	Contrafund®	Opportunities	Growth	High Income
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at
January 1, 2006	360,637	981,852	21,352	446,822	126,702
Net units purchased (redeemed and transferred)	62,679	375,332	(20,591)	340,150	31,579

Units outstanding at
December 31, 2006	423,316	1,357,184	761	786,973	158,281
Net units purchased (redeemed and transferred)	31,515	373,200	17,129	193,217	14,672

Units outstanding at
December 31, 2007	454,831	1,730,384	17,890	980,190	172,953

38

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007

	AIM V.I. –	AIM V.I. –
AIM V.I. –	Financial	Global Health	AIM V.I. –			Large Cap	International
Dynamics	Services	Care	Technology	Forty	Flexible Bond	Growth	Growth
Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

3,932	118	7,230	11,692	226,093	126,351	5,479	171,031
10,643	18,095	18,121	(4,483)	122,916	8,763	67,246	133,658

14,575	18,213	25,351	7,209	349,009	135,114	72,725	304,689
373	117,158	21,026	32,962	396,598	3,637	28,602	168,331

14,948	135,371	46,377	40,171	745,607	138,751	101,327	473,020

39

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007

						StocksPLUS
Mid Cap	Worldwide	U.S. Mid Cap				Growth and		Royce Micro-
Growth	Growth	Value	All Asset	Real Return	Short-Term	Income	Total Return	Cap
Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

104,242	803	748	742	240,396	281,040	495,847	538,323	754,372
(442)	896	2,057	6,710	117,384	72,353	(161,265)	261,570	638,168

103,800	1,699	2,805	7,452	357,780	353,393	334,582	799,893	1,392,540
14,676	540	53,545	1,172	63,243	(15,146)	114,232	149,520	144,114

118,476	2,239	56,350	8,624	421,023	338,247	448,814	949,413	1,536,654

40

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007

	DWS	T. Rowe Price		T. Rowe Price	T. Rowe Price	T. Rowe Price	Vanguard	Vanguard
Royce Small-	Small Cap	Blue Chip	T. Rowe Price	Mid-Cap	New America	International	VIF	VIF Capital
Cap	Index VIP	Growth	Equity Income	Growth	Growth	Stock	Balanced	Growth
Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

435,029	684,542	309,605	870,307	—	398	466,771	1,293,263	1,088,027
114,186	42,675	145,815	441,701	—	(398)	178,575	292,567	483,086

549,215	727,217	455,420	1,312,008	—	—	645,346	1,585,830	1,571,113
64,567	(59,784)	157,783	381,136	—	—	148,354	993,974	(54,537)

613,782	667,433	613,203	1,693,144	—	—	793,700	2,579,804	1,516,576

41

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007

Vanguard VIF	Vanguard VIF	Vanguard	Vanguard	Vanguard VIF	Vanguard	Vanguard VIF	Vanguard VIF	Vanguard
Diversified	Equity	VIF	VIF	High Yield	VIF	Mid-Cap	Money	VIF
Value	Income	Equity Index	Growth	Bond	International	Index	Market	REIT Index
Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

1,134,520	—	2,676,791	53,246	139,440	1,072,613	1,659,721	8,466,834	257,176
110,635	—	224,297	(2,890)	68,216	692,167	916,617	35,298	149,668

1,245,155	—	2,901,088	50,356	207,656	1,764,780	2,576,338	8,502,132	406,844
423,437	—	(259,579)	15,100	144,516	315,194	709,323	(331,897)	64,585

1,668,592	—	2,641,509	65,456	352,172	2,079,974	3,285,661	8,170,235	471,429

42

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007

Vanguard VIF	Vanguard VIF	Vanguard VIF	Vanguard VIF	Van Eck
Short-Term	Small Company	Total Bond	Total Stock	Worldwide	Global Small
Investment Grade	Growth	Market Index	Market Index	Absolute Return	Capitalization	Growth	International
Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

304,003	537,803	2,407,970	76,840	143	2,934	4,322	15,409
(74,606)	261,370	325,955	102,889	9,956	97,091	745,859	49,402

229,397	799,173	2,733,925	179,729	10,099	100,025	750,181	64,811
(96,232)	346,158	(3,225)	662,573	48,111	162,029	710,606	(9,448)

133,165	1,145,331	2,730,700	842,302	58,210	262,054	1,460,787	55,363

43

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007

	First Eagle	Third Avenue		AIM V.I. — Small
New World	Overseas	Value	Mid Cap	Cap Equity
Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

4,714	95,556	34,078	19,690	—
168,708	1,150,917	112,180	157,813	2,087

173,422	1,246,473	146,258	177,503	2,087
160,495	2,769,568	71,132	402,141	4,757

333,917	4,016,041	217,390	579,644	6,844

44

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007
4. Financial Highlights

					Investment
	Year		Unit Fair	Net	Income	Expense	Total
Subaccount	Ended	Units	Value	Assets	Ratio*	Ratio**	Return***

Balanced
	12/31/2007	454,831	$1.39	$632,630	3.49%	0.67%	9.05%
	12/31/2006	423,316	1.28	539,952	1.66	0.67	11.71
	12/31/2005	360,637	1.14	411,794	0.83	0.67	5.77
	12/31/2004	93,126	1.08	100,540	—	0.70	5.47
Contrafund®
	12/31/2007	1,730,384	1.84	3,189,587	1.09	0.67	17.59
	12/31/2006	1,357,184	1.57	2,127,428	1.23	0.67	11.72
	12/31/2005	981,852	1.40	1,377,657	0.16	0.67	16.94
	12/31/2004	391,291	1.20	469,510	—	0.70	15.48
Growth Opportunities
	12/31/2007	17,890	1.57	28,153	—	0.67	23.18
	12/31/2006	761	1.28	972	0.14	0.67	5.46
	12/31/2005	21,352	1.21	25,866	—	0.67	8.89
	12/31/2004	—	1.11	—	—	0.70	7.19
Growth
	12/31/2007	980,190	1.55	1,514,900	0.81	0.67	26.96
	12/31/2006	786,973	1.22	957,972	0.27	0.67	6.85
	12/31/2005	446,822	1.14	509,039	0.37	0.67	5.80
	12/31/2004	165,850	1.08	178,589	—	0.70	3.38
High Income
	12/31/2007	172,953	1.30	224,183	7.61	0.67	2.79
	12/31/2006	158,281	1.26	199,603	7.84	0.67	11.24
	12/31/2005	126,702	1.13	143,640	15.08	0.67	2.70
	12/31/2004	32,420	1.10	35,788	—	0.70	9.59
AIM V.I. — Dynamics
	12/31/2007	14,948	1.70	25,360	—	0.67	12.19
	12/31/2006	14,575	1.51	22,042	—	0.67	16.11
	12/31/2005	3,932	1.30	5,121	—	0.67	10.72
	12/31/2004	—	1.18	—	—	0.70	13.34
AIM V.I. — Financial Services
	12/31/2007	135,371	1.09	147,318	2.90	0.67	(22.22)
	12/31/2006	18,213	1.40	25,481	6.73	0.67	16.44
	12/31/2005	118	1.20	142	1.93	0.67	5.91
	12/31/2004	—	1.13	—	—	0.70	8.68
AIM V.I. — Global Health Care
	12/31/2007	46,377	1.42	65,831	—	0.67	11.86
	12/31/2006	25,351	1.27	32,171	—	0.67	5.24
	12/31/2005	7,230	1.21	8,719	—	0.67	8.15
	12/31/2004	—	1.12	—	—	0.70	7.57

45

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007
4. Financial Highlights (continued)

					Investment
	Year		Unit Fair	Net	Income	Expense	Total
Subaccount	Ended	Units	Value	Assets	Ratio*	Ratio**	Return***

AIM V.I. — Technology
	12/31/2007	40,171	$1.33	$53,256	—%	0.67%	7.70%
	12/31/2006	7,209	1.23	8,874	—	0.67	10.48
	12/31/2005	11,692	1.11	13,026	—	0.67	2.17
	12/31/2004	—	1.09	—	—	0.70	4.63
Forty
	12/31/2007	745,607	2.10	1,567,191	0.46	0.67	36.99
	12/31/2006	349,009	1.53	535,496	0.38	0.67	9.35
	12/31/2005	226,093	1.40	317,253	0.30	0.67	12.85
	12/31/2004	24,068	1.24	29,928	1.00	0.70	18.23
Flexible Bond
	12/31/2007	138,751	1.19	164,795	4.93	0.67	7.04
	12/31/2006	135,114	1.11	149,921	4.61	0.67	4.22
	12/31/2005	126,351	1.06	134,526	5.50	0.67	2.00
	12/31/2004	40,667	1.04	42,447	7.49	0.70	3.97
Large Cap Growth
	12/31/2007	101,327	1.44	146,024	0.76	0.67	15.09
	12/31/2006	72,725	1.25	91,062	0.64	0.67	11.38
	12/31/2005	5,479	1.12	6,159	0.02	0.67	4.29
	12/31/2004	—	—	—	—	0.70	—
International Growth
	12/31/2007	473,020	3.06	1,447,884	0.60	0.67	28.32
	12/31/2006	304,689	2.39	726,825	2.00	0.67	47.02
	12/31/2005	171,031	1.62	277,503	1.19	0.67	32.29
	12/31/2004	62,609	1.23	76,789	1.05	0.70	18.95
Mid Cap Growth
	12/31/2007	118,476	1.95	231,409	0.24	0.67	22.04
	12/31/2006	103,800	1.60	166,130	—	0.67	13.61
	12/31/2005	104,242	1.41	146,849	—	0.67	12.31
	12/31/2004	26,966	1.25	33,826	—	0.70	20.75
Worldwide Growth
	12/31/2007	2,239	1.49	3,327	0.76	0.67	9.63
	12/31/2006	1,699	1.36	2,303	1.68	0.67	18.20
	12/31/2005	803	1.15	921	0.79	0.67	5.87
	12/31/2004	—	1.08	—	—	0.70	4.78
U.S. Mid Cap Value
	12/31/2007	56,350	1.75	98,377	0.71	0.67	7.84
	12/31/2006	2,805	1.62	4,541	0.21	0.67	20.70
	12/31/2005	748	1.34	1,003	—	0.67	12.31
	12/31/2004	—	1.19	—	—	0.70	14.59

46

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007
4. Financial Highlights (continued)

					Investment
	Year		Unit Fair	Net	Income	Expense	Total
Subaccount	Ended	Units	Value	Assets	Ratio*	Ratio**	Return***

All Asset
	12/31/2007	8,624	$1.36	$11,732	7.81%	0.67%	8.33%
	12/31/2006	7,452	1.26	9,360	5.74	0.67	4.66
	12/31/2005	742	1.20	891	0.43	0.67	6.23
	12/31/2004	76,868	1.13	86,832	2.36	0.70	11.48
Real Return
	12/31/2007	421,023	1.25	524,375	4.79	0.67	10.83
	12/31/2006	357,780	1.12	402,052	4.09	0.67	0.87
	12/31/2005	240,396	1.11	267,810	2.66	0.67	2.25
	12/31/2004	207,821	1.09	226,421	1.59	0.70	9.08
Short-Term
	12/31/2007	338,247	1.14	385,719	4.85	0.67	4.65
	12/31/2006	353,393	1.09	385,068	4.20	0.67	4.44
	12/31/2005	281,040	1.04	293,211	2.83	0.67	2.67
	12/31/2004	76,232	1.02	77,462	0.23	0.70	1.45
StocksPLUS Growth and Income
	12/31/2007	448,814	1.47	661,834	7.89	0.67	6.97
	12/31/2006	334,582	1.38	461,241	4.84	0.67	15.11
	12/31/2005	495,847	1.20	593,807	2.62	0.67	3.68
	12/31/2004	199,281	1.16	230,189	2.22	0.70	10.99
Total Return
	12/31/2007	949,413	1.22	1,162,762	4.89	0.67	8.92
	12/31/2006	799,893	1.12	899,381	4.24	0.67	4.01
	12/31/2005	538,323	1.08	581,957	3.49	0.67	2.61
	12/31/2004	209,071	1.05	220,275	0.34	0.70	5.05
Royce Micro-Cap
	12/31/2007	1,536,654	1.66	2,556,449	1.47	0.67	3.98
	12/31/2006	1,392,540	1.60	2,228,059	0.20	0.67	21.07
	12/31/2005	754,372	1.31	991,820	0.53	0.67	11.04
	12/31/2004	1,628,015	1.18	1,927,696	—	0.70	13.85
Royce Small-Cap
	12/31/2007	613,782	1.58	969,740	0.05	0.67	(2.14)
	12/31/2006	549,215	1.61	886,674	0.06	0.67	15.57
	12/31/2005	435,029	1.40	607,717	—	0.67	8.56
	12/31/2004	82,085	1.29	105,628	—	0.70	24.95
DWS Small Cap Index VIP
	12/31/2007	667,433	1.47	983,862	0.88	0.67	(1.90)
	12/31/2006	727,217	1.50	1,092,735	0.62	0.67	17.49
	12/31/2005	684,542	1.28	875,480	0.48	0.67	4.26
	12/31/2004	220,445	1.23	270,414	0.01	0.70	17.76

47

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007
4. Financial Highlights (continued)

					Investment
	Year		Unit Fair	Net	Income	Expense	Total
Subaccount	Ended	Units	Value	Assets	Ratio*	Ratio**	Return***

T. Rowe Price Blue Chip Growth
	12/31/2007	613,203	$1.48	$907,482	0.48%	0.67%	12.74%
	12/31/2006	455,420	1.31	597,799	0.33	0.67	9.67
	12/31/2005	309,605	1.20	370,575	0.13	0.67	5.94
	12/31/2004	35,764	1.13	40,407	0.21	0.70	8.68
T. Rowe Price Equity Income
	12/31/2007	1,693,144	1.54	2,602,619	1.76	0.67	3.26
	12/31/2006	1,312,008	1.49	1,953,008	1.54	0.67	18.97
	12/31/2005	870,307	1.25	1,088,946	1.64	0.67	3.92
	12/31/2004	271,045	1.20	326,339	5.54	0.70	14.92
T. Rowe Price Mid-Cap Growth
	12/31/2007	—	1.76	—	—	0.67	17.52
	12/31/2006	—	1.50	—	—	0.67	6.64
	12/31/2005	—	1.40	—	—	0.67	14.74
	12/31/2004	19,553	1.22	23,895	—	0.70	18.34
T. Rowe Price New America Growth
	12/31/2007	—	1.47	—	—	0.67	13.78
	12/31/2006	—	1.29	—	—	0.67	7.33
	12/31/2005	398	1.20	479	—	0.67	4.47
	12/31/2004	—	1.15	—	—	0.70	10.88
T. Rowe Price International Stock
	12/31/2007	793,700	1.86	1,478,568	1.49	0.67	13.03
	12/31/2006	645,346	1.65	1,063,593	1.19	0.67	19.09
	12/31/2005	466,771	1.38	645,957	1.77	0.67	16.03
	12/31/2004	211,079	1.19	251,744	1.20	0.70	13.77
Vanguard VIF Balanced
	12/31/2007	2,579,804	1.52	3,923,580	2.38	0.67	8.36
	12/31/2006	1,585,830	1.40	2,225,786	2.13	0.67	14.96
	12/31/2005	1,293,263	1.22	1,578,926	1.89	0.67	6.83
	12/31/2004	314,147	1.14	359,022	—	0.70	11.29
Vanguard VIF Capital Growth
	12/31/2007	1,516,576	1.65	2,495,106	0.69	0.67	12.48
	12/31/2006	1,571,113	1.46	2,298,057	0.57	0.67	11.63
	12/31/2005	1,088,027	1.31	1,425,699	0.65	0.67	7.68
	12/31/2004	—	1.22	—	—	0.70	17.63
Vanguard VIF Diversified Value
	12/31/2007	1,668,592	1.68	2,799,607	1.33	0.67	3.93
	12/31/2006	1,245,155	1.61	2,010,071	1.70	0.67	18.88
	12/31/2005	1,134,520	1.36	1,540,644	0.46	0.67	7.61
	12/31/2004	233,441	1.26	294,575	—	0.70	20.46

48

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007
4. Financial Highlights (continued)

					Investment
	Year		Unit Fair	Net	Income	Expense	Total
Subaccount	Ended	Units	Value	Assets	Ratio*	Ratio**	Return***

Vanguard VIF Equity Income
	12/31/2007	—	$1.56	$—	—%	0.67%	4.53%
	12/31/2006	—	1.49	—	—	0.67	20.70
	12/31/2005	—	1.24	—	—	0.67	4.14
Vanguard VIF Equity Index
	12/31/2007	2,641,509	1.47	3,895,404	1.64	0.67	5.38
	12/31/2006	2,901,088	1.40	4,059,742	1.40	0.67	15.71
	12/31/2005	2,676,791	1.21	3,237,338	1.62	0.67	4.79
	12/31/2004	763,031	1.15	880,598	—	0.70	10.80
Vanguard VIF Growth
	12/31/2007	65,456	1.40	91,606	0.63	0.67	10.22
	12/31/2006	50,356	1.27	63,943	0.38	0.67	1.91
	12/31/2005	53,246	1.25	66,342	0.43	0.67	11.49
	12/31/2004	—	1.12	—	—	0.70	7.25
Vanguard VIF High Yield Bond
	12/31/2007	352,172	1.24	436,406	5.78	0.67	1.95
	12/31/2006	207,656	1.22	252,396	5.84	0.67	8.27
	12/31/2005	139,440	1.12	156,540	5.26	0.67	2.75
	12/31/2004	125,364	1.09	136,969	—	0.70	8.52
Vanguard VIF International
	12/31/2007	2,079,974	2.15	4,469,884	1.65	0.67	17.41
	12/31/2006	1,764,780	1.83	3,230,067	0.89	0.67	26.75
	12/31/2005	1,072,613	1.44	1,548,888	0.92	0.67	16.31
	12/31/2004	456,058	1.24	566,231	—	0.70	19.42
Vanguard VIF Mid-Cap Index
	12/31/2007	3,285,661	1.72	5,651,218	1.09	0.67	6.14
	12/31/2006	2,576,338	1.62	4,174,858	0.79	0.67	13.75
	12/31/2005	1,659,721	1.42	2,364,363	0.62	0.67	13.97
	12/31/2004	413,328	1.25	516,614	—	0.70	20.32
Vanguard VIF Money Market
	12/31/2007	8,170,235	1.16	9,443,076	5.13	0.67	5.24
	12/31/2006	8,502,132	1.10	9,337,382	4.67	0.67	5.05
	12/31/2005	8,466,834	1.05	8,851,761	2.89	0.67	3.19
	12/31/2004	11,370,804	1.01	11,520,569	8.03	0.70	1.27
Vanguard VIF REIT Index
	12/31/2007	471,429	1.67	788,023	1.89	0.67	(16.60)
	12/31/2006	406,844	2.00	815,428	1.83	0.67	34.93
	12/31/2005	257,176	1.49	382,017	1.34	0.67	11.83
	12/31/2004	191,880	1.33	254,862	—	0.70	30.51

49

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007
4. Financial Highlights (continued)

						Investment
	Year			Unit Fair	Net	Income	Expense	Total
Subaccount	Ended		Units	Value	Assets	Ratio*	Ratio**	Return***

Vanguard VIF Short-Term Investment Grade
	12/31/2007		133,165	$1.16	$154,883	4.53%	0.67%	6.03%
	12/31/2006		229,397	1.10	251,643	2.86	0.67	4.92
	12/31/2005		304,003	1.05	317,852	2.61	0.67	2.25
	12/31/2004		317,653	1.02	324,823	—	0.70	2.07
Vanguard VIF Small Company Growth
	12/31/2007		1,145,331	1.47	1,682,345	0.44	0.67	3.77
	12/31/2006		799,173	1.42	1,131,277	0.28	0.67	10.21
	12/31/2005		537,803	1.28	690,756	—	0.67	6.26
	12/31/2004		139,932	1.21	169,142	—	0.70	15.30
Vanguard VIF Total Bond Market Index
	12/31/2007		2,730,700	1.19	3,262,809	3.93	0.67	6.98
	12/31/2006		2,733,925	1.12	3,053,387	3.61	0.67	4.31
	12/31/2005		2,407,970	1.07	2,578,319	2.69	0.67	2.40
	12/31/2004		397,989	1.05	416,153	—	0.70	4.20
Vanguard VIF Total Stock Market Index
	12/31/2007		842,302	1.51	1,271,923	0.32	0.67	5.16
	12/31/2006		179,729	1.44	258,075	0.63	0.67	15.52
	12/31/2005		76,840	1.24	95,509	0.53	0.67	6.13
	12/31/2004		316,320	1.17	370,374	1.98	0.70	12.52
Van Eck Worldwide Absolute Return
	12/31/2007		58,210	1.13	65,684	0.25	0.67	4.05
	12/31/2006		10,099	1.08	10,951	—	0.67	8.65
	12/31/2005	(1)	143	1.00	143	—	0.67	0.20
Global Small Capitalization
	12/31/2007		262,054	1.88	493,072	3.43	0.67	21.43
	12/31/2006		100,025	1.55	154,992	0.66	0.67	24.05
	12/31/2005	(1)	2,934	1.25	3,664	—	0.67	24.91
Growth
	12/31/2007		1,460,787	1.49	2,170,097	0.93	0.67	12.35
	12/31/2006		750,181	1.32	991,954	1.05	0.67	10.22
	12/31/2005	(1)	4,322	1.20	5,185	0.61	0.67	19.97
International
	12/31/2007		55,363	1.78	98,364	1.44	0.67	20.02
	12/31/2006		64,811	1.48	95,939	1.87	0.67	18.98
	12/31/2005	(1)	15,409	1.24	19,172	1.71	0.67	24.42

50

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007
4. Financial Highlights (continued)

						Investment
	Year			Unit Fair	Net	Income	Expense	Total
Subaccount	Ended		Units	Value	Assets	Ratio*	Ratio**	Return***

New World
	12/31/2007		333,917	$2.13	$712,911	3.53%	0.67%	32.21%
	12/31/2006		173,422	1.61	280,052	1.58	0.67	32.59
	12/31/2005	(1)	4,714	1.22	5,741	—	0.67	21.79
First Eagle Overseas
	12/31/2007		4,016,041	1.56	6,277,900	—	0.67	7.80
	12/31/2006		1,246,473	1.45	1,807,433	8.61	0.67	25.08
	12/31/2005	(1)	95,556	1.16	110,777	3.76	0.67	15.93
Third Avenue Value
	12/31/2007		217,390	1.33	290,136	2.20	0.67	(4.80)
	12/31/2006		146,258	1.40	205,051	1.57	0.67	15.78
	12/31/2005	(1)	34,078	1.21	41,265	0.48	0.67	21.09
Mid Cap
	12/31/2007		579,644	1.49	866,094	0.82	0.67	15.63
	12/31/2006		177,503	1.29	229,378	0.08	0.67	12.70
	12/31/2005	(1)	19,690	1.15	22,577	—	0.67	14.66
AIM V.I. — Small Cap Equity
	12/31/2007		6,844	1.00	6,830	0.82	0.67	(0.20)
	12/31/2006		#N/A	#N/A	#N/A	#N/A	#N/A	#N/A

51

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007
4. Financial Highlights (continued)

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Series Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Series Fund in which the subaccounts invest.

**	These ratios represent the annualized contract expenses of the Mutual Fund Account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Series Fund are excluded. Expense ratios for periods less than one year have been annualized.

***	These amounts represent the total return for the period indicated, including changes in the value of the underlying Series Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

52

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007
5. Administrative, Mortality, and Expense Risk Charge
On each monthly deduction day, Transamerica Life currently deducts a mortality and expense risk charge equal to an annual rate of .67% of the cash value in the Subaccounts in policy years 1-17 and .25% of the cash value in the Subaccounts in policy years 18-30 and .15% thereafter. Transamerica Life also deducts a monthly charge to compensate Transamerica Life for the anticipated cost of paying the life insurance benefit that exceeds the cash value upon the insured’s death. This charge varies from policy to policy and month to month and is dependent upon a number of variables. Also, on each policy anniversary during policy years 2-7, Transamerica Life currently deducts .40% of the amount of any decrease in excess premium received in policy years 2-7 from the excess premium received in the first policy year and 1.5% of premium received up to target premium. Transamerica Life also currently deducts a monthly administrative fee equal to $5.00 in all policy years, up to a $10 maximum.
6. Income Taxes
Operations of the Separate Account form a part of Transamerica Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the “Code”). The operations of the Separate Account are accounted for separately from other operations of Transamerica Life for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from Transamerica Life. Under existing federal income tax laws, the income of the Separate Account, to the extent applied to increase reserves under the variable life contracts, is not taxable to Transamerica Life.
7. Dividend Distributions
Dividends are not declared by the Separate Account, since the increase in the value of the underlying investment in the Series Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Separate Account. Consequently, a dividend distribution by the underlying Series Funds does not change either the accumulation unit price or equity values within the Separate Account.

53

Financial Statements and Schedules — Statutory Basis
Transamerica Life Insurance Company
Years Ended December 31, 2007, 2006 and 2005

Transamerica Life Insurance Company
Financial Statements and Schedules— Statutory Basis
Years Ended December 31, 2007, 2006 and 2005

• Ernst & Young llp Suite 3000 801 Grand Avenue Des Moines, IA 50309-2764	• Phone: (515) 243-2727 www.ey.com
Report of Independent Registered Public Accounting Firm
The Board of Directors
Transamerica Life Insurance Company
We have audited the accompanying statutory-basis balance sheets of Transamerica Life Insurance Company (an indirect wholly owned subsidiary of AEGON N.V.) as of December 31, 2007 and 2006, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2007. Our audit also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.
In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Transamerica Life Insurance Company at December 31, 2007 and 2006, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2007.

A member firm of Ernst & Young Global Limited	1

• Ernst & Young LLP
However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Life Insurance Company at December 31, 2007 and 2006, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2007, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.
As discussed in Note 3 to the financial statements, in 2006 Transamerica Life Insurance Company changed its accounting for investments in certain low income housing tax credit properties and in 2005 the Company changed its method of accounting for certain subsidiaries and affiliates.
March 28, 2008

A member firm of Ernst & Young Global Limited	2

Transamerica Life Insurance Company
Balance Sheets — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)

	December 31
	2007	2006

Admitted assets
Cash and invested assets:
Cash, cash equivalents and short-term investments	$1,182,364	$1,552,965
Bonds:
Affiliated entities	512,234	501,180
Unaffiliated	27,987,619	32,103,292
Preferred stocks:
Affiliated entities	1,627	1,085
Unaffiliated	1,328,054	1,689,094
Common stocks:
Affiliated entities (cost: 2007 — $85,125; 2006 — $84,843)	84,902	82,202
Unaffiliated (cost: 2007 — $169,868; 2006 — $366,148)	175,403	393,176
Mortgage loans on real estate	6,038,594	5,760,667
Real estate (net of encumbrances):
Home office properties	6,160	6,237
Properties held for production of income	2,463	2,466
Properties held for sale	20,268	21,508
Policy loans	92,978	130,144
Receivable for securities	55,363	6,651
Other invested assets	2,152,611	1,543,092

Total cash and invested assets	39,640,640	43,793,759

Premiums deferred and uncollected	20,822	20,444
Due and accrued investment income	767,993	853,244
Reinsurance balances recoverable	5,078	2,914
Net deferred income tax asset	139,589	108,342
Receivable from parent, subsidiaries, and affiliates	69,694	165,881
Other admitted assets	105,384	109,938
Separate account assets	32,759,905	28,875,013

Total admitted assets	$73,509,105	$73,929,535

3

	December 31
	2007	2006

Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$3,887,337	$4,040,838
Annuity	19,297,739	23,038,230
Accident and health	896,258	812,961
Policy and contract claim reserves:
Life	33,849	35,143
Accident and health	43,078	39,502
Liabilities for deposit-type contracts	5,962,783	7,085,285
Other policyholders’ funds	2,542	2,646
Remittances and items not allocated	135,840	167,889
Borrowed money	—	493,336
Asset valuation reserve	816,295	803,012
Interest maintenance reserve	176,160	159,356
Case level liabilities	20,561	18,865
Other liabilities	439,903	503,931
Reinsurance in unauthorized companies	15,612	—
Funds held under coinsurance and other reinsurance treaties	7,008,745	5,950,970
Transfers from separate accounts due or accrued (including $(469,120) and $(477,683) accrued for expense allowances recognized in reserves, net of reinsured allowances)	(472,791)	(482,082)
Federal and foreign income taxes payable (including $175,872 and $50,291 on realized capital gains (losses) at December 31, 2007 and 2006, respectively)	111,200	20,923
Payable for securities	133,303	90,398
Payable to affiliates	251,087	230,656
Separate account liabilities	32,759,855	28,874,898

Total liabilities	71,519,356	71,886,757

Capital and surplus:
Common stock, $10 per share par value, 1,000,000 shares authorized, 316,955 issued and outstanding shares	3,170	3,170
Preferred stock, Series A, $10 per share par value, 42,500 shares authorized and issued (total liquidation value — $58,000); Series B, $10 per share par value, 250,000 shares authorized, 87,755 shares issued and 30,415 shares outstanding as of December 31, 2007 and 87,755 shares issued and outstanding at December 31, 2006 (total liquidation value — $877,550)	1,302	1,302
Treasury stock, Series A Preferred, $10 per share par value, 42,500 shares and Series B Preferred, $10 per share par value, 57,340 shares as of December 31, 2007. Series A Preferred, 10 per share par value, 57,340 shares as of December 31, 2006.	(631,400)	(58,000)
Paid-in surplus	1,437,881	1,437,768
Unassigned surplus	1,178,796	658,538

Total capital and surplus	1,989,749	2,042,778

Total liabilities and capital and surplus	$73,509,105	$73,929,535

See accompanying notes.

4

Transamerica Life Insurance Company
Statements of Operations — Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2007	2006	2005

Revenues:
Premiums and other considerations, net of reinsurance:
Life	$113,191	$392,558	$734,878
Annuity	5,168,514	4,322,254	4,191,484
Accident and health	198,224	194,973	178,855
Net investment income	2,293,196	2,376,911	2,390,054
Amortization of interest maintenance reserve	14,771	21,795	39,488
Commissions and expense allowances on reinsurance	55,684	187,363	105,759
ceded Consideration for reinsurance recapture	253,942	—	—
Income from fees associated with investment management, administration and contract guarantees for separate accounts	418,291	369,936	276,684
Reserve adjustments on reinsurance ceded	1,324,466	1,234,064	(219,021)
Income from administrative service agreement with TFA	48,726	42,513	—
Other income	55,569	51,256	62,744

	9,944,574	9,193,623	7,760,925
Benefits and expenses:
Benefits paid or provided for:
Life	143,572	115,217	118,906
Accident and Health	129,402	113,547	102,075
Surrender benefits	8,253,615	7,291,738	5,415,085
Other benefits	1,425,984	1,487,689	1,380,601
Increase (decrease) in aggregate reserves for policies and contracts:
Life	(153,501)	32,072	45,992
Annuity	(3,787,437)	(3,863,633)	(1,974,994)
Accident and health	83,297	98,588	86,538

	6,094,932	5,275,218	5,174,203
Insurance expenses:
Commissions	452,260	435,419	425,434
General insurance expenses	268,195	253,636	242,493
Insurance taxes, licenses and fees	39,076	41,256	27,899
Net transfers to separate accounts	1,727,725	2,417,521	1,365,516
Reinsurance reserve recapture	—	—	813
Change in case liability	20,561	18,865	13,640
Consideration paid on reinsurance transaction	607,721	—	—
Other expenses	621,276	396,828	216,748

	3,736,814	3,563,525	2,292,543

Total benefits and expenses	9,831,746	8,838,743	7,466,746

Gain from operations before dividends to policyholders, federal income tax expense and net realized capital gains on investments	112,828	354,880	294,179
Dividends to policyholders	534	557	455

Gain from operations before federal income tax expense and net realized capital gains on investments	112,294	354,323	293,724
Federal income tax expense	71,239	136,412	4,302

Gain from operations before net realized capital gains on investments	41,055	217,911	289,422
Net realized capital gains on investments (net of related federal income taxes and amounts transferred to/from interest maintenance reserve)	229,723	114,487	9,223

Net income	$270,778	$332,398	$298,645

See accompanying notes.

5

Transamerica Life Insurance Company
Statements of Changes in Capital and Surplus — Statutory Basis
(Dollars in Thousands)

							Total
	Common	Preferred	Treasury	Surplus	Paid-in	Unassigned	Capital and
	Stock	Stock	Stock	Notes	Surplus	Surplus	Surplus

Balance at January 1, 2005	$2,578	$425	$—	$575,000	$1,787,236	$205,372	$2,570,611
Net income	—	—	—	—	—	298,645	298,645
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	39,668	39,668
Change in other non-admitted assets	—	—	—	—		(1,718)	(1,718)
Change in asset valuation reserve	—	—	—	—	—	(146,776)	(146,776)
Repayment of surplus in separate accounts	—	—	—	—	—	199	199
Change in provision for reinsurance in unauthorized companies	—	—	—	—	—	(17,011)	(17,011)
Change in net deferred income tax asset	—	—	—	—	—	34,505	34,505
Cumulative effect of change in accounting principle	—	—	—	—	—	(6,668)	(6,668)
Issuance of common stock in connection with statutory merger	592	877	—	—	(1,812)	343	—
Return of capital	—	—	—		(348,051)	—	(348,051)
Reinsurance transactions	—	—	—	—	—	(5,982)	(5,982)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	—	—	—	623	—	623

Balance at December 31, 2005	$3,170	$1,302	$—	$575,000	$1,437,996	$400,577	$2,418,045

6

Transamerica Life Insurance Company
Statements of Changes in Capital and Surplus — Statutory Basis
(Dollars in Thousands)

							Total
	Common	Preferred	Treasury	Surplus	Paid-in	Unassigned	Capital and
	Stock	Stock	Stock	Notes	Surplus	Surplus	Surplus

Balance at December 31, 2005	$3,170	$1,302	$—	$575,000	$1,437,996	$400,577	$2,418,045
Cumulative effect of change in accounting principle	—	—	—	—	—	(1,665)	(1,665)
Net income	—	—	—	—	—	332,398	332,398
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	105,010	105,010
Change in net unrealized foreign exchange capital gains/losses, net of tax	—	—	—	—	—	(3,602)	(3,602)
Change in other non-admitted assets	—	—	—	—	—	(98,040)	(98,041)
Change in asset valuation reserve	—	—	—	—	—	(139,821)	(139,821)
Repayment of surplus in separate accounts	—	—	—	—	—	79	79
Change in provision for reinsurance in unauthorized companies	—	—	—	—	—	17,264	17,264
Change in net deferred income tax asset	—	—	—	—	—	91,021	91,021
Reinsurance transactions	—	—	—	—	—	4,640	4,640
Dividend to stockholders	—	—	—	—	—	(69,803)	(69,803)
Repurchase of Series A preferred stock	—	—	(58,000)	—	—	—	(58,000)
Correction of prior period error	—	—	—	—	—	20,480	20,480
Repayment of surplus notes	—	—	—	(575,000)	—	—	(575,000)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	—	—	—	(228)	—	(228)

Balance at December 31, 2006	$3,170	$1,302	$(58,000)	$—	$1,437,768	$658,538	$2,042,778

7

Transamerica Life Insurance Company
Statements of Changes in Capital and Surplus — Statutory Basis (continued)
(Dollars in Thousands)

							Total
	Common	Preferred	Treasury	Surplus	Paid-in	Unassigned	Capital and
	Stock	Stock	Stock	Notes	Surplus	Surplus	Surplus

Balance at December 31, 2006	$3,170	$1,302	$(58,000)	$—	$1,437,768	$658,538	$2,042,778
Net income	—	—	—	—	—	270,778	270,778
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	122,039	122,039
Change in net unrealized foreign exchange capital gains/losses, net of tax	—	—	—	—	—	6,861	6,861
Change in other non-admitted assets	—	—	—	—	—	51,329	51,329
Change in asset valuation reserve	—	—	—	—	—	(13,283)	(13,283)
Repayment of surplus in separate accounts	—	—	—	—	—	(64)	(64)
Change in provision for reinsurance in unauthorized companies	—	—	—	—	—	(15,612)	(15,612)
Change in net deferred income tax asset	—	—	—	—	—	(6,996)	(6,996)
Reinsurance transactions	—	—	—	—	—	187,828	187,828
Dividend to stockholders	—	—	—	—	—	(51,600)	(51,600)
Change in reserve on account of change in valuation basis	—	—	—	—	—	(1,736)	(1,736)
Repurchase of Series B preferred stock	—	—	(573,400)	—	—	—	(573,400)
Tax benefit on stock options exercised	—	—	—	—	2	—	2
Correction of prior period error	—	—	—	—	—	(29,286)	(29,286)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	—	—	—	111	—	111

Balance at December 31, 2007	$3,170	$1,302	$(631,400)	$—	$1,437,881	$1,178,796	$1,989,749

See accompanying notes.

8

Transamerica Life Insurance Company
Statements of Cash Flow — Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2007	2006	2005

Operating activities
Premiums collected, net of reinsurance	$5,470,210	$4,910,880	$5,105,476
Net investment income	2,484,234	2,490,060	2,466,077
Miscellaneous income	2,305,880	1,972,319	259,085
Benefit and loss related payments	(11,509,376)	(10,395,471)	(7,792,780)
Net transfers to separate accounts	(1,720,824)	(2,326,426)	(1,199,281)
Commissions, expenses paid and aggregate write-ins for deductions	(1,998,299)	(1,155,948)	(985,993)
Dividends paid to policyholders	(521)	(523)	(584)
Federal and foreign income taxes paid	(140,792)	(53,236)	(175,128)

Net cash used in operating activities	(5,109,488)	(4,558,345)	(2,323,128)

Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	19,515,825	18,812,848	23,151,411
Common stocks	422,290	200,499	83,756
Preferred stocks	587,261	398,977	361,028
Mortgage loans	992,102	1,271,404	1,303,236
Real estate	1,508	7,004	15,683
Other invested assets	492,895	346,990	284,913
Receivable for securities	42,905	66,568	17,374
Miscellaneous proceeds	5,856	—	11,490

Total investment proceeds	22,060,642	21,104,290	25,228,891

Cost of investments acquired:
Bonds	(15,271,610)	(16,845,468)	(20,643,565)
Common stock	(148,636)	(361,184)	(106,718)
Preferred stock	(179,343)	(468,081)	(223,919)
Mortgage loans	(1,269,740)	(1,266,019)	(1,346,022)
Real estate	(394)	(2,486)	(303)
Other invested assets	(861,354)	(609,485)	(396,494)
Payable for securities	(48,712)	—	(1,346,713)
Miscellaneous applications	(5,777)	(13,718)	(5,322)

Total cost of investments acquired	(17,785,566)	(19,566,441)	(24,069,056)
Net decrease (increase) in policy loans	37,166	(6,923)	(6,969)

Net cost of investments acquired	(17,748,400)	(19,573,364)	(24,076,025)

Net cash provided by investing activities	$4,312,242	$1,530,926	$1,152,866

9

Transamerica Life Insurance Company
Statements of Cash Flow — Statutory Basis (continued)
(Dollars in Thousands)

	Year Ended December 31
	2007	2006	2005

Financing and miscellaneous activities
Other cash provided:
Borrowed funds received (returned)	$(491,075)	$482,624	$8,450
Net deposits (withdrawals) on deposit-type contract funds and other liabilities without life or disability contingencies	399,533	542,778	(360,558)
Funds held under reinsurance treaty with unauthorized reinsurers	1,055,389	3,654,695	973,428
Other sources	87,798	249,848	(74,352)

Total cash provided	1,051,645	4,929,945	546,968

Other cash applied:
Dividends paid to stockholders	(51,600)	(42,588)	—
Repurchase of surplus notes	—	(575,000)	—
Repurchase of preferred stock	(573,400)	(58,000)
Capital distribution	—	—	(348,051)

Total other cash applied	(625,000)	(675,588)	(348,051)

Net cash provided by financing and miscellaneous activities	426,645	4,254,357	198,917

Net increase (decrease) in cash, cash equivalents and short-term investments	(370,601)	1,226,938	(971,345)

Cash, cash equivalents and short-term investments:
Beginning of year	1,552,965	326,027	1,297,372

End of year	$1,182,364	$1,552,965	$326,027

Supplemental disclosure of cash flow information for non-cash transactions:
Dividend paid in non-affiliated stock	$—	$27,215	$—

Noncash proceeds:

Hybrid schedule reclass	$7,200	$1,231,903	$—

See accompanying notes.

10

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
December 31, 2007
1. Organization and Summary of Significant Accounting Policies
Organization
Transamerica Life Insurance Company (the Company) is a stock life insurance company and is owned by AEGON USA, Inc. (100% of preferred shares) and Transamerica Occidental Life Insurance Company (100% of common shares). AEGON USA, Inc. (AEGON) and Transamerica Occidental Life Insurance Company (TOLIC) are both indirect wholly-owned subsidiaries of AEGON N.V., a holding company organized under the laws of The Netherlands.
On October 1, 2005, the Company completed a merger with Transamerica Life Insurance and Annuity Company (TALIAC), which was a wholly-owned subsidiary of an affiliate, TOLIC. The merger was accounted for in accordance with Statutory Accounting Principles (SSAP) No. 68, Business Combinations and Goodwill, as a statutory merger. Prior to the merger of the Company and TALIAC, TALIAC owned 34,295 shares and AEGON owned 223,500 shares in common stock of the Company. TOLIC owned 100% (25,000 shares) of the outstanding common shares of TALIAC prior to the merger. As a result of the merger, the 34,295 outstanding shares of the Company previously held by TALIAC were retired and considered authorized but unissued stock of the merged entity. AEGON exchanged its 223,500 common shares of the Company for 87,755 shares of a newly issued Series B non-voting class of preferred stock of the merged entity, shares equivalent in value to that of the common shares previously held. Also in conjunction with the merger, the TALIAC stock was deemed cancelled by operation of law. In exchange for its agreement to merge TALIAC into the Company, TOLIC received 316,955 shares of the merged entity, which was an equivalent fair value of the TALIAC stock that was deemed cancelled. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities and surplus of TALIAC were carried forward to the merged company. Total capital and surplus of the Company was reduced by the value of the Company’s stock held by TALIAC prior to the merger in the amount of $171,482.

11

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Summarized financial information for the Company and TALIAC restated for the period prior to the merger is as follows:

Nine Months Ended
September 30
2005
Unaudited
Revenues:
Company	$3,371,185
TALIAC	2,857,854
Merger elimination	(51,949)

As restated	$6,177,090

Net income:
Company	$72,538
TALIAC	158,430
Merger elimination	(51,949)

As restated	$179,019

Nature of Business
The Company sells individual non-participating whole life, endowment and term contracts, structured settlements, pension products, as well as a broad line of single fixed and flexible premium annuity products and guaranteed interest contracts and funding agreements. In addition, the Company offers group life, universal life and individual and specialty health coverages. The Company is licensed in 49 states and the District of Columbia, Guam, Puerto Rico, and the US Virgin Islands. Sales of the Company’s products are primarily through the Company’s agents and financial institutions.
Basis of Presentation
The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

12

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:
Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income for those designated as available-for-sale. Fair value for statutory purposes is based on the price published by the Securities Valuation Office of the NAIC (SVO), if available, whereas fair value for GAAP is based on quoted market prices.
All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Under GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CCO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the fair value. If high credit quality securities are adjusted, the retrospective method is used.
Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from

13

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of capital and surplus rather than to income as required for fair value hedges.
Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value with changes in fair value reported in income.
Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.
Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.
The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.
Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual bond or mortgage loan sold. That net deferral is reported as the “interest maintenance reserve” (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

14

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
The “asset valuation reserve” (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.
Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.
Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.
Separate Accounts with Guarantees: Some of the Company’s separate accounts provide policyholders with a guaranteed return. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.
Non-admitted Assets: Certain assets designated as “non-admitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that those assets are not impaired.
Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk and for guaranteed interest in group annuity contracts are recorded and for guaranteed interest in group annuity contracts using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy

15

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
account value and interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies, premiums received and benefits paid would be recorded directly to the reserve liability.
Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.
Reinsurance: Any reinsurance balance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.
Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.
Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.
Deferred Income Taxes: Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software, and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are non-admitted. Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes`, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in all future years and a valuation allowance is established for deferred income tax assets not realizable.

16

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Surplus Notes: Surplus notes are reported as surplus rather than as liabilities as would be required under GAAP.
Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.
Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.
The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.
Other significant accounting practices are as follows:
Investments
Investments in bonds (except those to which the Securities Valuation Office of the NAIC (SVO) has ascribed an NAIC designation of a 6), are reported at cost using the interest method.
Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except principal-only and interest-only securities, which are valued using the prospective method.
Redeemable preferred stocks that have characteristics of debt securities and are rated as high quality or better are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost or fair value. Nonredeemable preferred stocks are reported at fair value or lower of cost or fair value as determined by the Securities Valuation Office of the NAIC (SVO) and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

17

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Beginning in 2006, hybrid securities, not classified as debt by the SVO, are reported as preferred stock. Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. Reclassifications of securities from bonds to preferred stock have been made by the Company in the amount of $7,200 and $1,231,903 as of December 31, 2007 and 2006, respectively, due to the SVO identification of such securities. Although the classification has changed, these hybrid securities continue to meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost based upon their NAIC rating. A corresponding reclassification was not made as of December 31, 2005.
Common stocks of unaffiliated companies and mutual funds are carried at fair value as determined by the SVO and the related unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes. Common stocks of affiliated noninsurance companies are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses.
The Company is restricted to trading Primus Guaranty, Ltd (Primus) and ACA Capital Holdings, Inc. (ACA), both common stock holdings, due to its ownership interest, which would require special securities filings prior to executing any purchase or sale transactions in regard to these securities. The carrying amount in Primus, which is carried at fair value, as of December 31, 2007 and 2006 was $39,134 and $64,479, respectively. The carrying amount in ACA, which is carried at fair value, as of December 31, 2007 was $629. ACA was not restricted as of December 31, 2006.
Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.
Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.
Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other than temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

18

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Real estate occupied by the Company is reported at cost less allowances for depreciation. Land is reported at cost. Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is computed by the straight-line method over the estimated useful lives of the properties.
Policy loans are reported at unpaid principal balances.
The Company has minor ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying GAAP equity of the investee. The Company did not recognize impairment write-downs for its investments in joint ventures and limited partnerships during the year ended December 31, 2007. The Company recognized impairment write-downs for its investments in joint ventures and limited partnerships in the amount of $2,172 and $2,261, during the years ended December 31, 2006 and 2005, respectively.
Investments in Low Income Housing Tax Credits (LIHTC) Properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.
Other “admitted assets” are valued principally at cost.
Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.
Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2007 and 2006, the Company excluded investment income due and accrued of $302 and $1,299, respectively, with respect to such practices.
The carrying amounts of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in fair value that is other than temporary, the carrying amount of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying amount are recognized as realized losses on investments.

19

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
The Company enters into municipal reverse repurchase agreements for which it requires a minimum of 95% of the fair value of the securities transferred to be maintained as collateral.
For dollar reverse repurchase agreements, the Company receives cash collateral in an amount at least equal to the market value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company.
Derivative Instruments
Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus along with any adjustments for federal income taxes, until the transaction is terminated.
The Company may hold foreign denominated assets or liabilities and cross currency swaps are utilized to convert the asset or liability to a US denominated security. Cross currency swap agreements are contracts to exchange two principal amounts of two currencies at the prevailing exchange rate at inception of the contract. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually and the terms of the swap must meet the terms of the hedged instrument. For cross currency swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in unassigned surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

20

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
The Company issues products providing the customer a return based on the S&P 500 and NASDAQ 1000 indices. The Company uses S&P 500 and NASDAQ 1000 futures and/or options to hedge the liability option risk associated with these products. Futures are marked to market on a daily basis and a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements. Options are marked to fair value in the balance sheet and fair value adjustments are recorded in unassigned surplus.
Capped floating rate commercial mortgage loans and interest rate caps that are designated as hedges and meet hedge accounting rules are carried at amortized cost in the financial statements. A gain or loss upon early termination would be reflected in the IMR similar to the underlying instrument.
The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income for forward-starting interest rate swaps begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.
A replication transaction is a derivative transaction, generally a credit default swap, entered into in conjunction with a cash instrument that is used to reproduce the investment characteristics of an otherwise permissible investment. For replication transactions, generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.
The carrying value of derivative instruments is reflected in either the other invested assets or the other liabilities line within the balance sheet, depending upon the net balance of the derivatives as of the end of the reporting period. As of December 31, 2007 and 2006, derivatives in the amount of $174,391 and $157,037, respectively, were reflected in the other liabilities line within the financial statements.

21

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Aggregate Reserves for Policies and Contracts
Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables based on statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by the Insurance Division, Department of Commerce, of the State of Iowa.
The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958 and 1980 Commissioners’ Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.0 to 6.0 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.
The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. The Company returns any portion of the final premium beyond the date of death.
Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.
Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.25 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.
Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in Statement of Statutory Accounting Principles (SSAP) No. 50, Classifications and Definitions of Insurance or Managed Care Contracts in Force. These liabilities have annuitization options at

22

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioners’ Annuity Reserve Valuation Method.
Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.
Policy and Contract Claim Reserves
Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.
Reinsurance
Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and are amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.
Liability for Deposit-Type Contracts
Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease to the liability balance, and are not reflected as premiums, benefits or changes in reserve in the statement of operations.
The Company issues funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

23

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Separate Accounts
Separate accounts held by the Company, primarily for individual policyholders as well as for group pension plans, do not have any minimum guarantees, and the investment risks associated with market value changes are borne by the policyholder. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments.
Certain other separate accounts held by the Company provide a minimum guaranteed return of 3% of the average investment balance to policyholders. The assets consist of long-term bonds and short-term investments which are carried at amortized cost.
Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The investment risks associated with market value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist. The Company received variable contract premiums of $5,533,742, $4,875,079 and $3,593,932 in 2007, 2006 and 2005, respectively. In addition, the Company received $418,291, $369,936 and $276,684, in 2007, 2006 and 2005, respectively, related to fees associated with investment management, administration, and contractual guarantees for separate accounts.
Premiums and Annuity Considerations
Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and revenues are recognized over the premium paying periods of the related policies. Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.

24

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Stock Option and Stock Appreciation Rights Plans
Prior to 2002 and in 2005 through 2007, AEGON N.V. sponsored a stock option plan for eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus.
The Company’s employees participate in various stock appreciation rights (SAR) plans issued by the Company’s indirect parent. In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company’s employees has been charged to the Company, with an offsetting amount credited to paid-in surplus. The Company recorded an expense of $(159), $(272) and $359 for the years ended December 31, 2007, 2006 and 2005 respectively. In addition, the Company recorded an adjustment to paid-in surplus for the income tax effect related to these plans over and above the amount reflected in the statement of operations in the amount of $270, $44 and $264 for years ended December 31, 2007, 2006 and 2005 respectively.
Reclassifications
Certain reclassifications have been made to the 2005 and 2006 financial statements to conform to the 2007 presentation.

25

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
2. Prescribed and Permitted Statutory Accounting Practices
The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. The Insurance Division, Department of Commerce, of the State of Iowa recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting financial condition and results of operations of an insurance company, and for determining its solvency under the Iowa Insurance Law.
The NAIC’s Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Iowa. The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to reserve credits with respect to secondary guarantee reinsurance treaties. As prescribed by Iowa Administrative Code 191-17.3(2), the commissioner found that the Company is entitled to take reserve credit for such a reinsurance contract in the amount equal to the portion of total reserves attributable to the secondary guarantee, whereas this type of reinsurance does not meet the specific requirements of SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance and Appendix A-791 of the NAIC SAP.
A reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Iowa is shown below:

	2007	2006	2005

Net income (loss), State of Iowa basis	$241,492	$332,398	$298,645
State prescribed practice for secondary guarantee reinsurance	—	—	—

Net income (loss), NAIC SAP	$241,492	$332,398	$298,645

Statutory surplus, State of Iowa basis	$1,989,749	$2,042,778	$2,418,045
State prescribed practice for secondary guarantee reinsurance	(286,392)	—	—

Statutory surplus, NAIC SAP	$1,703,357	$2,042,778	$2,418,045

26

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
3. Accounting Changes and Correction of Errors
Effective January 1, 2006, the Company adopted SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments. This statement established statutory accounting principles for investments in federal and certain state sponsored Low Income Housing Tax Credit (LIHTC) properties. SSAP No. 93 states that LIHTC investments shall be initially recorded at cost and amortized based on the proportion of tax benefits received in the current year to the total estimated tax benefits to be allocated to the investor. Prior to 2006, the Company’s investments in LIHTC investments were reported in accordance with SSAP No. 48 and SSAP No. 88 and carried at audited GAAP equity. The cumulative effect is the difference between the audited GAAP equity amount at December 31, 2005 and the amortized cost assuming the new accounting principles had been applied retroactively for prior periods. As a result of the change, the Company reported a cumulative effect of a change of accounting principle that reduced unassigned surplus by $1,665 at January 1, 2006.
Effective January 1, 2005, the Company adopted SSAP No. 88, Investments in Subsidiary, Controlled and Affiliated Entities (SCA entities). According to SSAP No. 88, noninsurance subsidiaries are carried at audited GAAP equity. Prior to 2005, the Company’s investments in noninsurance subsidiaries were reported in accordance with SSAP No. 46, Investments in Subsidiary, Controlled and Affiliated Entities, and carried at statutory equity. The cumulative effect is the difference between the amount of capital and surplus that would have been reported on January 1, 2005 if the new accounting principle had been applied retroactively for prior periods. As a result of the change, the Company reported a cumulative effect of a change of accounting principle that reduced unassigned surplus by $6,668 at January 1, 2005.
Effective January 1, 2005, the Company adopted SSAP No. 91, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SSAP No. 91 addresses, among other things, the criteria that must be met in order to account for certain asset transfers as sales rather than collateralized borrowings. Transfers impacted by SSAP No. 91 that the Company engages in include securities lending, repurchase and reverse repurchase agreements and dollar reverse repurchase agreements. In accordance with SSAP No. 91, if specific criteria are met, reverse repurchase agreements and dollar reverse repurchase agreements are accounted for as collateralized borrowings and repurchase agreements are accounted for as collateralized lending. The cumulative effect of the adoption of this SSAP is the difference between the amount of capital and surplus that would have been reported on January 1, 2005 if the new accounting principle had been applied retroactively for prior periods. This change of accounting principle had no impact on unassigned surplus as of January 1, 2005.

27

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
3. Accounting Changes and Correction of Errors (continued)
During 2007, the Company discovered that the cash surrender value used in the calculation of statutory reserves for a specific product did not reflect the three percent guarantee that is a part of the strategy option. As a result, the reserve balance was understated by $45,055 as of and for the year ended 2006. The current year statement of operations reflects a decrease in the change in reserve balance with an offset to unassigned surplus to correct this error.
During 2006, the Company discovered that the Interest Maintenance Reserve (IMR) incorrectly included interest-related realized gains and losses associated with specific assets supporting a block of business in which the policyholders were being credited the daily return on such investments. As a result, the IMR balance was overstated by $20,480 as of and for the year ended 2005. The 2006 financials reflect a reduction in the IMR balance with an offset to unassigned surplus to correct this error.
4. Capital and Surplus
On December 26, 2006, the Company repurchased its 42,500 shares of non-voting Series A preferred shares for $58,000, which is reflected as treasury stock as of December 31, 2006. On December 19, 2007, the Company repurchased 57,340 shares of its Series B preferred shares for $573,400. The par value of each class of preferred stock is $10 per share and the liquidation value of Series A is $1,365 per share and Series B is $10 per share. The per share liquidation values shall be adjusted proportionally to reflect any resulting increase or decrease in the number of outstanding shares of preferred stock. Holders of the Series A preferred shares shall be entitled to receive dividends equal to the amount of income generated from a segregated pool of assets, including cash, cash equivalents, mortgages and debt securities and these dividends are cumulative in nature. Holders of the Series B preferred shares shall be entitled to receive dividends equal to the rate of six percent of the issue price of the Series B preferred Stock. Holders of both series of preferred stock have no right to cause mandatory or optional redemption of the shares. As of December 31, 2007 and 2006, cumulative unpaid dividends relating to the preferred shares were $24,881 and $23,828, respectively.

28

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
4. Capital and Surplus (continued)
The Company paid a preferred stock dividend of $51,600 to its Series B preferred stock shareholder, AEGON, on December 19, 2007. The Company paid a preferred stock dividend of $42,588 to its Series A and Series B preferred shareholder, AEGON, on December 26, 2006. On October 23, 2006, the Company paid a preferred stock dividend to AEGON through a transfer of a non-affiliated investment in common stock with a fair value of $27,215. The Company did not pay a common stock dividend to its parent company during 2007 or 2006. On September 29, 2005, the Company distributed $338,551 to its parent company of record on that date, AEGON, a return of additional paid-in capital. In addition, the Company distributed $9,500 as a return of additional paid-in capital to its preferred shareholder, AEGON, on September 29, 2005.
On December 19, 2006, the Company repaid the surplus notes outstanding in the amount of $575,000 with AEGON with approval from the Iowa Insurance Division.
Life/health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2007, the Company meets the RBC requirements.
5. Fair Values of Financial Instruments
The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:
Cash, cash equivalents and short-term investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.
Investment securities: Fair values for investment securities are based on unit prices published by the SVO or, in the absence of SVO published unit prices or when amortized cost is used by the SVO as the unit price, quoted market prices by other third party organizations, where available.
For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from independent pricing services, or, in the case of private placements, are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments. For equity securities that are not actively traded, estimated fair values are based on values of issues of comparable yield and quality.

29

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
5. Fair Values of Financial Instruments (continued)
Mortgage loans on real estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.
Policy loans: The fair value of policy loans is assumed to equal their carrying amount.
Interest rate caps and swaps: Estimated fair value of interest rate caps are based upon the quoted market price at the balance sheet date. Estimated fair value of swaps, including interest rate and currency swaps, are based upon the pricing differential for similar swap agreements.
Credit default swaps: Estimated fair value of credit default swaps are based upon the pricing differential for similar swap agreements.
Receivable from or payable to parents, subsidiaries, and affiliates: The fair values for short-term notes receivable from and payable to affiliates are assumed to equal their carrying amount.
Separate accounts: The fair value of separate account assets are based on quoted market prices. The fair value of separate account annuity liabilities approximate the market value of the separate account assets less a provision for the present value of future profits related to the underlying contracts.
Investment contracts: Fair values for the Company’s liabilities under investment-type insurance contracts, which include guaranteed interest contracts and funding agreements, are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For investment contract with no defined maturity, fair value is estimated to be the present surrender value.
Borrowed money: Fair values for borrowed money are estimated using discounted cash flow analyses based on the Company’s current incremental borrowing rate for similar types of borrowing arrangements.
Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

30

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
5. Fair Values of Financial Instruments (continued)
The following sets forth a comparison of the fair values and carrying amounts of the Company’s financial instruments:

	December 31
	2007		2006
	Carrying		Carrying
	Amount	Fair Value	Amount	Fair Value

Admitted assets
Cash, cash equivalents and short-term investments	$1,182,364	$1,182,364	$1,552,965	$1,552,965
Unaffiliated bonds	27,987,619	27,899,563	32,103,292	32,462,380
Unaffiliated preferred stocks	1,328,054	1,243,658	1,689,094	1,773,025
Unaffiliated common stocks	175,403	175,403	393,176	393,176
Mortgage loans on real estate	6,038,594	6,086,856	5,760,667	5,863,158
Policy loans	92,978	92,978	130,144	130,144
Interest rate caps	4,454	4,454	10,793	10,793
Receivable from parents, subsidiaries and affiliates	69,694	69,694	503,881	503,881
Separate account assets	32,759,905	32,759,905	28,875,013	28,875,013

Liabilities
Investment contract liabilities	24,409,453	24,956,387	29,617,295	30,115,504
Swaps	(179,775)	166,946	(167,913)	348,111
Borrowed money	—	—	493,336	493,336
Separate account annuity liabilities	24,693,597	24,693,979	22,890,368	22,890,368
6. Investments
The carrying amounts and estimated fair values of non-affiliated investments in bonds and preferred stocks were as follows:

			Gross	Gross
			Unrealized	Unrealized
		Gross	Losses Less	Losses 12	Estimated
	Carrying	Unrealized	Than 12	Months or	Fair
	Amount	Gains	Months	More	Value

December 31, 2007
Bonds:
United States Government and agencies	$400,772	$9,166	$202	$1,859	$407,877
State, municipal and other government	654,523	40,467	7,092	7,246	680,652
Public utilities	1,746,365	46,100	6,580	13,849	1,772,036
Industrial and miscellaneous	16,313,521	424,640	166,084	157,223	16,414,854
Mortgage and other asset-backed securities	8,872,438	51,606	219,631	80,269	8,624,144

	27,987,619	571,979	399,589	260,446	27,899,563
Unaffiliated preferred stocks	1,328,054	19,956	87,248	17,104	1,243,658

	$29,315,673	$591,935	$486,837	$277,550	$29,143,221

31

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
6. Investments (continued)

			Gross	Gross
			Unrealized	Unrealized
		Gross	Losses Less	Losses 12	Estimated
	Carrying	Unrealized	Than 12	Months or	Fair
	Amount	Gains	Months	More	Value

December 31, 2006
Bonds:
United States Government and agencies	$423,901	$2,140	$876	$5,701	$419,464
State, municipal and other government	684,807	61,035	1,710	10,418	733,714
Public utilities	2,159,941	85,344	3,766	20,344	2,221,175
Industrial and miscellaneous	18,867,823	549,897	47,310	211,195	19,159,214
Mortgage and other asset-backed securities	9,966,820	46,050	9,222	74,836	9,928,813

	32,103,292	744,466	62,884	322,494	32,462,380
Unaffiliated preferred stocks	1,689,094	94,679	2,098	8,650	1,773,025

	$33,792,386	$839,145	$64,982	$331,144	$34,235,405

The Company held bonds and preferred stock at December 31, 2007 and 2006 with a carrying value of $47,219 and $44,139, respectively, and amortized cost of $58,807 and $56,799, respectively, that have an NAIC rating of 6 and which are not considered to be other than temporarily impaired. These securities are carried at the lower of amortized cost or fair value, and any write-down to fair value has been recorded directly to unassigned surplus.
At December 31, 2007 and 2006, for securities that have been in a continuous loss position for greater than or equal to twelve months, the Company held 1,027 and 1,502 securities with a carrying amount of $6,911,761 and $11,033,069 and an unrealized loss of $277,550 and $331,144 with an average price of 96.0 and 97.0 (NAIC market value/amortized cost), respectively. Of this portfolio, 95.0% and 94.4% were investment grade with associated unrealized losses of $245,901 and $291,095, respectively.
At December 31, 2007 and 2006, for securities in an unrealized loss position less than twelve months, the Company held 1,134 and 808 securities with a carrying amount of $9,766,323 and $5,751,378 and an unrealized loss of $486,837 and $64,982 with an average price of 95.0 and 46.7 (NAIC market value/amortized cost), respectively. Of this portfolio, 90.0% and 96.8% were investment grade with associated unrealized losses of $398,133 and $52,315, respectively.

32

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
6. Investments (continued)
The Company closely monitors below investment grade holdings and those investment grade issuers and industry sectors where the Company has concerns. The Company also regularly monitors industry sectors. Securities in unrealized loss positions that are considered other than temporary are written down to fair value. The Company considers relevant facts and circumstances in evaluating whether the impairment is other than temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; and (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount. Additionally, financial condition, near term prospects of the issuer, nationally recognized credit rating changes and cash flow trends and underlying levels of collateral, for asset-backed securities only, are monitored. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired in the period the determination is made.
The estimated fair value of bonds, common stocks and preferred stocks with gross unrealized losses at December 31, 2007 and 2006 is as follows:

	Losses Less	Losses 12
	Than 12	Months or
	Months	More	Total

December 31, 2007
Bonds:
United States Government and agencies	$32,613	$74,807	$107,420
State, municipal and other government	121,626	82,427	204,053
Public utilities	287,588	436,534	724,122
Industrial and miscellaneous	4,462,473	3,790,402	8,252,875
Mortgage and other asset-backed securities	3,729,867	2,062,829	5,792,696

	8,634,167	6,446,999	15,081,166
Unaffiliated preferred stocks	645,319	187,211	832,530
Unaffiliated common stocks	45,390	—	45,390

	$9,324,876	$6,634,210	$15,959,086

33

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
6. Investments (continued)

	Losses Less	Losses 12
	Than 12	Months or
	Months	More	Total

December 31, 2006
Bonds:
United States Government and agencies	$101,985	$203,936	$305,921
State, municipal and other government	107,264	103,700	210,964
Public utilities	325,631	618,315	943,946
Industrial and miscellaneous	3,082,806	6,373,498	9,456,304
Mortgage and other asset-backed securities	1,890,306	3,081,179	4,971,485

	5,507,992	10,380,628	15,888,620
Unaffiliated preferred stocks	178,404	321,295	499,699
Unaffiliated common stocks	75,770	—	75,770

	$5,762,166	$10,701,923	$16,464,089

The carrying amounts and estimated fair values of bonds at December 31, 2007, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying	Estimated
	Amount	Fair Value

Due in one year or less	$1,274,677	$1,270,825
Due after one year through five years	9,186,021	9,256,980
Due after five years through ten years	4,757,998	4,760,097
Due after ten years	3,896,485	3,987,517

	19,115,181	19,275,419
Mortgage and other asset-backed securities	8,872,438	8,624,144

	$27,987,619	$27,899,563

At December 31, 2007, the Company’s banking sector portfolio reported $138,938 in unrealized losses. The absolute exposure to the banking sector is large and of high quality. Because of the banking sector’s size, the absolute dollar amount of unrealized losses is large, but the overall market value as a percent of book value on all securities in an unrealized loss position is 94%. While the sector has some exposure to the subprime market, the issuers are highly diversified and any impact is not expected to be material to their credit profile.

34

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
6. Investments (continued)
There is one individual issuer rated below investment grade in the banking sector. The Company’s exposure to Northern Rock PLC bonds is rated B3 and has unrealized losses of $37,989. Northern Rock PLC, a British mortgage bank, suffered a run on the bank in the fall of 2007. The Bank of England has provided guarantees and liquidity support to stabilize this UK mortgage lender, and its support is expected to continue until a buyer can be found. Given the support provided by the Bank of England, the Company does not consider Northern Rock PLC to be impaired as of December 31, 2007. Subsequent to year end, Northern Rock PLC, failed to find bids that suited the Bank of England’s loan repayment requirements. As a result, Northern Rock PLC has been nationalized. The Company’s bonds continue to remain as listed securities even under what has been described as temporary public ownership, and no impairment appears warranted.
Sub-prime mortgages are loans to homebuyers who have weak or impaired credit histories, are loans that are non-conforming or are loans that are second in priority. The Company’s businesses in the United States do not sell or buy sub-prime mortgages directly. The Company’s position is related to so-called “asset-backed securities” (ABS). These securities are pools of mortgages that have been securitized and offered to investors as asset-backed securities, where the mortgages are collateral. Most of the underlying mortgages within the pool have FICO scores below 660. Therefore, the ABS has been classified by the Company as a sub-prime mortgage position. Also included in the Company’s total sub-prime mortgage position are ABS with second lien mortgages as collateral. The second lien mortgages may not necessarily have sub-prime FICO scores; however, the Company has included these ABS in its sub-prime position as it’s the second priority in terms of repayment. The Company does not have any “direct” residential mortgages to sub-prime borrowers outside of the ABS structures.
For ABS in an unrealized loss position, the Company considers them for impairment when there has been an adverse change in estimated cash flows from the cash flows previously projected at purchase, which is in accordance with SSAP 43, Loan-backed and Structured Securities. The Company did not impair any of its sub-prime mortgage positions in 2007 or 2006.
The following table provides the actual cost, carrying value and fair value by asset class of the Company’s sub-prime mortgage position at December 31, 2007:

	Actual Cost	Carrying Value	Fair Value
Residential Mortgage Backed Securities	$1,464,313	$1,463,975	$1,365,233
Collateralized Debt Obligations	6,579	6,579	6,579

	$1,470,892	$1,470,554	$1,371,812

35

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
6. Investments (continued)
The following table provides the actual cost, carrying value and fair value by asset class of the Company’s sub-prime mortgage position at December 31, 2007, which are reported off balance sheet for statutory reporting purposes.

	Actual Cost	Carrying Value	Fair Value
Residential Mortgage Backed Securities	$21,352	$21,357	$20,210
At December 31, 2007, the Company’s residential mortgage backed securities sub-sector, CMO Non Agency-whole loan, reported $78,760 in unrealized losses. The majority of the unrealized loss is attributed to SASCO (Structured Asset Securities Corporation) in the amount of $37,766. The Company owns several securities under the SASCO name, with each deal containing its own unique pool of collateral and representing a separate and distinct trust. The combination of low reset margin, slower prepayment speeds, illiquidity in the market and general level of credit spread widening have pushed the overall market value as a percent of book on those residential mortgage backed securities bonds in an unrealized loss position of 92%. The unrealized loss on SASCO is not credit driven but rather a reflection of the move in interest rates and credit spreads relative to where these deals were originally priced.
A detail of net investment income is presented below:

	Year Ended December 31
	2007	2006	2005

Bonds	$1,779,152	$1,908,966	$2,054,492
Preferred stock	96,000	89,786	23,293
Common stock	5,313	5,404	3,688
Mortgage loans	395,076	389,683	383,849
Real estate	3,573	4,238	4,871
Policy loans	7,684	8,501	9,277
Derivatives	6,734	(6,687)	(29,658)
Cash, cash equivalents and short-term investments	76,339	24,043	12,461
Other	19,073	68,733	65,023

Gross investment income	2,388,944	2,492,667	2,527,296

Less investment expenses	(95,748)	(115,756)	(137,242)

Net investment income	$2,293,196	$2,376,911	$2,390,054

36

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
6. Investments (continued)
Proceeds from sales and maturities of bonds and preferred stocks and related gross realized gains and losses were as follows:

	Year Ended December 31
	2007	2006	2005

Proceeds	$20,110,285	$20,443,729	$23,512,439

Gross realized gains	$413,061	$259,277	$291,791
Gross realized losses	(194,877)	(223,665)	(203,370)

Net realized gains	$218,184	$35,612	$88,421

Gross realized losses for the years ended December 31, 2007, 2006 and 2005 include $37,211, $21,993 and $42,184, respectively, which relates to losses recognized on other than temporary declines in market value of debt securities.
Net realized capital gains/losses on investments and change in net unrealized capital gains/losses on investments are summarized below:

	Realized
	Year Ended December 31
	2007	2006	2005

Bonds	$193,427	$(758)	$97,640
Preferred stocks	24,757	36,370	(9,219)
Common stocks	77,658	(1,982)	(4,465)
Mortgage loans on real estate	2,962	385	(3,054)
Real estate	26	515	2,538
Short-term investments	(5,737)	(5)	(7)
Derivatives	(13,505)	6,275	(27,493)
Other invested assets	157,582	110,648	69,851

	437,170	151,448	125,791

Tax effect	(175,872)	(50,291)	(53,227)
Transfer to interest maintenance reserve	(31,575)	13,330	(63,341)

Net realized capital gains on investments	$229,723	$114,487	$9,223

37

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
6. Investments (continued)

	Change in Unrealized
	Year Ended December 31
	2007	2006	2005

Bonds	$1,072	$13,177	$(112,374)
Preferred stocks	585	45,805	1,816
Common stocks	(21,486)	(5,460)	5,085
Affiliated entities	2,417	7,086	2,619
Other invested assets	161,158	116,799	58,498
Derivative instruments	11,198	(59,193)	88,809

Change in net unrealized capital gains/(losses)	$154,944	$118,214	$44,453

Gross unrealized gains and gross unrealized losses on unaffiliated common stocks are as follows:

	December 31
	2007	2006

Unrealized gains	$24,188	$34,180
Unrealized losses	(18,647)	(7,153)

Net unrealized gains	$5,541	$27,027

During 2007, the Company issued mortgage loans with interest rates ranging from 5.55% to 9.58% for commercial loans and 6.30% to 9.45% for agricultural loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 89%. Mortgage loans with a carrying amount of $18 were non-income producing for the previous 180 days. Accrued interest of $3 and $4 related to these mortgage loans was excluded from investment income at December 31, 2007 and 2006, respectively. The Company has a mortgage or deed of trust on the property thereby creating a lien which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property.
The Company did not recognize any impaired loans with a related allowance for credit losses as of December 31, 2007 or 2006. There were also no impaired mortgage loans held without an allowance for credit losses as of December 31, 2007 or 2006. The average recorded investment in impaired loans during 2006 was $17.

38

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
6. Investments (continued)
The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. The Company recognized interest income on impaired loans of $110 for the year ended December 31, 2005. Interest income in the amount of $126 was recognized on a cash basis for the year ended December 31, 2005. There was no interest income on impaired loans recognized nor was there any interest income recognized on a cash basis for years ended December 31, 2007 and 2006.
The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2007	2006	2005

Balance at beginning of period	$—	$104	$8,184
Additions, net charged to operations	—	—	838
Reduction due to write-downs charged against the allowance	—	104	7,612
Recoveries in amounts previously charged off	—	—	1,306

Balance at end of period	$—	$—	$104

At December 31, 2007 and 2006, the Company had recorded investments in restructured securities of $672 and $9,644, respectively. The capital gains (losses) taken as a direct result of restructures in 2007 and 2006 were $(75) and $4,198, respectively. There were no capital gains taken as a direct result of restructures in 2005. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.
At December 31, 2007, 2006 and 2005, the Company had no loans for which impairments have been recognized in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2007, 2006 and 2005 related to such restructurings. There are no commitments to lend additional funds to debtors owing receivables.

39

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
6. Investments (continued)
At December 31, 2007 and 2006, the Company held a mortgage loan loss reserve in the AVR of $105,211 and $172,414, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:
Geographic Distribution

	December 31
	2007	2006

Pacific	22%	22%
South Atlantic	21	21
Middle Atlantic	17	17
Mountain	16	15
E. North Central	9	10
W. North Central	5	5
W. South Central	5	5
E. South Central	3	3
New England	2	2
Property-Type Distribution

	December 31
	2007	2006

Office	36%	35%
Industrial	20	21
Retail	17	16
Apartment	16	19
Agriculture	6	4
Other	4	4
Medical	1	1
For the year ending December 31, 2007, the Company has 36 Low Income Housing Tax Credits. The remaining years of unexpired tax credits ranged from 2 to12 and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from 4 to 16 years. The amount of contingent equity commitments expected to be paid during the years 2008 to 2019 is $15,733. There were no impairment losses, write-downs or reclassifications during the year related to these credits.
The Company uses interest rate swaps to reduce market risk in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. An interest rate swap is an arrangement whereby two parties (counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon period interest rate multiplied by an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The Company also uses cross currency swaps to reduce market risk in foreign currencies and to alter exchange exposure arising from mismatches between assets and liabilities. A notional currency exchange occurs at the beginning and end of the contract. During the life of the swap, the counterparties exchange fixed or floating interest payments in its swapped currency. All swap transactions are entered into pursuant to master agreements providing for a single net payment to be made by one counterparty at each due date.

40

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
6. Investments (continued)
Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.
The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 24 years for forecasted hedge transactions. For forecasted hedge transactions, the deferred gain (loss) is recognized in income as the purchased asset affects income. If the forecasted transaction no longer qualifies for hedge accounting or if the forecasted transaction is no longer probable, the forward-starting swap will cease to be valued at amortized cost and will be marked to fair value through surplus. For the year ended December 31, 2007, none of the Company’s cash flow hedges has been discontinued, as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.
For the years ended December 31, 2007 and 2006, the Company has recorded $5,572 and $(2,256), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized loss. The Company did not recognize any unrealized gains or losses during 2007 or 2006 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.
An interest rate floor provides a receipt of payments in the event interest rates fall below the strike rates in the contract. An interest rate floor is designed to generate cash flows to offset lower cash flows received on assets during low interest rate environments. The Company pays a single premium at the beginning of the contract. These interest rate floors are marked to fair value in the balance sheet and the fair value adjustment is recorded in capital and surplus.

41

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
6. Investments (continued)
The Company replicates investment grade corporate bonds by combining a AAA rated security as a cash component with a credit default swap which, in effect, converts the high quality asset to a lower rated investment grade asset. Using the swap market to replicate credit enables the Company to enhance the relative values while having the ability to execute larger transactions in a shortened time frame. At December 31, 2007 and 2006, the Company had replicated assets with a fair value of $198,205 and $170,856, respectively, and credit default swaps with a fair value of $(1,344) and $1,128, respectively. During the years ended December 31, 2007, 2006 and 2005, the Company did not recognize any capital losses related to replication transactions.
The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their high credit rating of ‘A’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead. As of December 31, 2007, the fair value of all contracts, aggregated at a counterparty level, with a positive and negative fair value amounted to $402,904 and $(230,573), respectively.
At December 31, 2007 and 2006, the Company’s outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2007	2006

Derivative securities:
Interest rate and currency swaps:
Receive fixed — pay floating	$5,641,240	$6,156,247
Receive floating — pay fixed	5,325,510	6,860,032
Receive fixed — pay fixed	129,869	107,148
Receive floating (uncapped) — pay floating (capped)	3,254,357	4,093,896
Interest rate cap agreement	4,500,000	4,521,900
Interest rate floor agreements	60,800	59,200

42

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
6. Investments (continued)
At December 31, 2007, investments with an aggregate carrying value of $60,914 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.
7. Reinsurance
Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.
Premiums earned reflect the following reinsurance assumed and ceded amounts:

	Year Ended December 31
	2007	2006	2005

Direct premiums	$8,481,394	$7,282,848	$6,263,720
Reinsurance assumed — non affiliates	28,936	4,025	4,151
Reinsurance assumed — affiliates	46,715	229,506	118,163
Reinsurance ceded — non affiliates	(121,441)	(99,068)	(143,292)
Reinsurance ceded — affiliates	(2,955,675)	(2,507,526)	(1,137,525)

Net premiums earned	$5,479,929	$4,909,785	$5,105,217

The Company received reinsurance recoveries in the amount of $306,393, $266,434 and $207,576, during 2007, 2006 and 2005, respectively. At December 31, 2007 and 2006, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $13,986 and $12,977, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2007 and 2006 of $11,702,802 and $8,260,587, respectively.
The net amount of the reduction in surplus at December 31, 2007 if all reinsurance agreements were cancelled is $21,653.

43

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
7. Reinsurance (continued)
At December 31, 2007 and 2006, amounts recoverable from unaffiliated unauthorized reinsurers of $474 and $1,034, respectively, and reserve credits for reinsurance ceded of $20,287 and $25,221, respectively were associated with a single reinsurer and its affiliates. The Company holds collateral under these reinsurance agreements in the form of trust agreements totaling $21,765 and $27,616 at December 31, 2007 and 2006, respectively, that can be drawn on for amounts that remain unpaid for more than 120 days.
During 2001, the Company entered into a reinsurance transaction with an unaffiliated company to cede certain annuity benefits on an inforce group of contracts. The gain from this transaction of $13,674 was credited directly to unassigned surplus. During 2007, 2006 and 2005, $1,119, $1,403 and $1,437, respectively, of the initial gain were amortized into earnings, with a corresponding charge to unassigned surplus.
During 2001, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd. (TIRE), an affiliate of the Company. Under the terms of this transaction, the Company ceded certain traditional life insurance contracts. The net of tax impact from the cession of inforce business was $33,042, which was credited directly to unassigned surplus. During 2007, 2006 and 2005, the Company has amortized $3,304 per year into earnings with a corresponding charge to unassigned surplus. The Company has a liability for funds held under reinsurance of $376,833, $585,938, and $625,459 at December 31, 2007, 2006, and 2005, respectively.
During 2003, the Company entered into an indemnity reinsurance agreement in which the Company agreed to cede the obligations and benefits related to certain fixed annuity contracts on a coinsurance and modified coinsurance basis. The Company received a ceding commission of $13,386 at the inception of the contract. In addition, the Company released the IMR liability of $19,855 related to the assets backing the ceded contracts because the future investment experience to be transferred to the assuming company will be without adjustment of the IMR that existed at the date of the initial transaction. The resulting gain from the ceding commission and the IMR release has been recorded directly to unassigned surplus on a net of tax basis. During 2007, 2006 and 2005, the Company has amortized $1,538, $2,632 and $985, respectively, into earnings with a corresponding charge to unassigned surplus.

44

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
7. Reinsurance (continued)
During 2006, the Company entered into a reinsurance agreement with Transamerica Ireland Reinsurance, an affiliate, to retrocede an inforce block of universal life business. The initial commission expense allowance received of $148,162 less ceded reserves of $169,062 resulted in an initial transaction gain of $20,900 pre-tax ($13,585 net of tax). The net of tax gain was reclassified to unassigned surplus. During 2007 and 2006, the Company amortized $1,019 and $1,359 into earnings with a corresponding charge to unassigned surplus, respectively.
Effective December 31, 2007, TIRE recaptured all inforce business that was previously retroceded to the Company under the retrocessional agreement effective January 1, 2003. The difference between the life and claim reserves released of $172 and $11, respectively, and consideration paid of $82 was included in the Statement of Operations.
The Company entered into an agreement effective December 31, 2007 to recapture obligations and benefits related to certain universal life insurance contracts that were previously ceded to TIRE in 2003. The Company assumed assets of $4,690 associated with this business and paid recapture consideration of $308. Reserves recaptured included life reserves of $1,070 and claim reserves of $111. As a result, a pre-tax gain of $3,201 was included in the Statement of Operations. In addition, the unamortized pre-tax ceded gain held by the Company in unassigned surplus resulting from the original reinsurance transaction was released into income in the amount of $1,608 ($1,045 net of tax). Prior to this transaction, the Company had amortized $365 and $380 on a pre-tax basis ($237 and $247 on a net of tax basis) into earnings for 2007 and 2006, respectively, with a corresponding charge to unassigned surplus.
Effective December 31, 2007, the Company and Life Investors Insurance Company of America (LIICA), an affiliate of the Company, entered into an indemnity reinsurance agreement to automatically reinsure 100% of the risks attributable to secondary guarantee benefits on certain universal life policies that were originally issued by LIICA, with issue dates ranging from January 1, 2007 through December 31, 2007, and also will be covering policies issued between January 1, 2008 and December 31, 2008. As a result, the Company assumed reserves of $104,707.

45

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
7. Reinsurance (continued)
The Company and Monumental Life Insurance Company (MLIC), an affiliate of the Company, also entered into an indemnity reinsurance agreement effective December 31, 2007, to automatically reinsure 100% of the risks attributable to secondary guarantee benefits on certain universal life policies that were originally issued by MLIC or People’s Benefit Life Insurance Company, which was merged by operation of law into MLIC effective October 1, 2007, with issue dates ranging from January 1, 2007 through December 31, 2007, and also will be covering policies issued between January 1, 2008 and December 31, 2008. As a result, the Company assumed reserves of $26,573.
The Company entered into an indemnity reinsurance agreement effective December 31, 2007, with TOLIC to automatically reinsure 100% of the risks attributable to secondary guarantee benefits on certain universal life policies that were originally issued by TOLIC and assumed by TOLIC on policies originally issued by Transamerica Life (Bermuda) Ltd., an affiliate of the Company, with issue dates ranging from January 1, 2007 through December 31, 2007, and also will be covering policies issued between January 1, 2008 and December 31, 2008. As a result, the Company assumed reserves of $143,515.
Subsequent to the above transactions, also effective December 31, 2007, the Company entered into an indemnity reinsurance agreement with Pine Falls Re, Inc., an affiliate, to automatically reinsure 100% of the risks attributable to secondary guarantee benefits on certain universal life policies that were originally issued by the Company and assumed by the Company from various affiliated entities. Universal life secondary guarantee reserves ceded were $286,392, resulting in a pre-tax gain of $286,392 ($186,154, net of tax) that has been credited directly into unassigned surplus.
On October 1, 2007 the Company recaptured various fixed deferred annuity plans that were ceded to MLIC under a July 1, 1990 agreement. The recapture premium received was $249,642 and the commission expense allowance paid was $3,386, for a net consideration received of $246,256. Reserves recaptured were $249,642. The resulting pretax loss of $3,386 was included in the Statement of Operations.
The Company entered into an indemnity reinsurance agreement with a nonaffiliated company effective July 1, 2007, in which the Company agreed to cede a closed block of fixed and variable deferred annuities on a coinsurance and modified coinsurance basis. The net of tax gain of $10,931 from this transaction was credited directly to unassigned surplus. During 2007 the Company amortized $995 into earnings with a corresponding charge to unassigned surplus.

46

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
8. Income Taxes
The main components of net deferred income taxes are as follows:

	December 31
	2007	2006

Deferred income tax assets:
Guaranty funds	$2,984	$6,350
Non-admitted assets	6,455	6,959
807(f) assets	6,910	6,042
Partnerships	61,354	33,185
Tax basis deferred acquisition costs	265,534	242,335
Reserves	107,173	103,702
Unrealized capital losses	23,150	44,330
Derivatives	75,277	36,455
Deferred intercompany losses	15,139	11,042
Other	13,290	7,690

Total deferred income tax assets	577,266	498,090

Non-admitted deferred tax assets	176,768	251,610

Admitted deferred tax assets	400,498	246,480

Deferred income tax liabilities:
Unrealized capital gains	87,516	112,838
807(f) liability	6,629	6,742
Accrued dividends	443	3,561
Deferred intercompany gains	14,556	13,724
Partnerships	150,914	—
Other	851	1,273

Total deferred income tax liabilities	260,909	138,138

Net admitted deferred tax asset	$139,589	$108,342

47

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
8. Income Taxes (continued)
The change in net deferred income tax assets and deferred income tax assets are as follows:

	December 31
	2007	2006	Change

Total deferred tax assets	$577,266	$498,090	$79,176
Total deferred tax liabilities	260,909	138,138	122,771

Net deferred tax asset	$316,357	$359,952	(43,595)

Tax effect of unrealized gains (losses)			36,599

Change in net deferred income tax			$(6,996)

	December 31
	2006	2005	Change

Total deferred tax assets	$498,090	$464,807	$33,283
Total deferred tax liabilities	138,138	179,070	40,932

Net deferred tax asset	$359,952	$285,737	74,215

Tax effect of unrealized gains (losses)			16,806

Change in net deferred income tax			$91,021

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before federal income tax expense and net realized capital gains (losses) on investments for the following reasons:

48

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
8. Income Taxes (continued)

	Year Ended December 31
	2007	2006	2005

Income tax expense (benefit) on operational gains and capital gains (losses) on investments computed at the federal statutory rate (35%)	$192,312	$177,020	$146,830
Deferred acquisition costs — tax basis	25,195	28,780	3,237
Dividends received deduction	(19,606)	(22,343)	(22,887)
IMR amortization	(5,170)	(7,628)	(13,821)
Investment income items	14,361	(7,952)	42
Limited partnerships book/tax difference	(1,363)	(3,754)	(2,477)
Miscellaneous accruals	2,706	(339)	(1,664)
Non-Deductible items	382	433	202
Prior year over (under) accrual	13,036	33,117	(40,480)
Reinsurance transactions	65,740	1,624	(2,094)
Tax credits	(38,023)	(9,115)	(5,854)
Tax reserve adjustment	(2,382)	(285)	(3,549)
Other	(77)	(2,855)	44

Federal income tax expense on operations and capital gains (losses) on investments	247,111	186,703	57,529
Less tax (benefit) on capital gains (losses)	175,872	50,291	53,227

Total federal income tax expense	$71,239	$136,412	$4,302

The total statutory income taxes are computed as follows:

	Year Ended December 31
	2007	2006	2005

Federal income tax expense on operations and capital gains (losses) on investments	$247,111	$186,703	$57,529
Change in net deferred income taxes	6,996	(91,021)	(34,505)

Total statutory income taxes	$254,107	$95,682	$23,024

Effective October 1, 2005, the Company joined in a consolidated income tax return filing with TOLIC. Prior to that date, the Company filed a consolidated tax return with its indirect parent company, AEGON US Holding Corporation. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies’ alternative minimum taxable income.

49

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
8. Income Taxes (continued)
In addition, any operating loss or capital loss carryforwards are calculated for the life and nonlife subgroups on a consolidated basis. At December 31, 2006, the consolidated returns had no loss carryforwards. A tax return has not yet been filed for 2007.
The amount of tax contingencies calculated for the Company as of December 31, 2007 and 2006 is not material to the Company’s financial position. Therefore, the total amount of tax contingencies that, if recognized, would affect the effective income tax rate is immaterial. The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively. The Company’s interest expense related to income taxes as of December 31, 2007 and 2006 was negligible and the Company recorded no liability for penalties.
The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing arguments have been executed through 2000. The examination fieldwork for 2001 through 2004 has been completed and resulted in tax return adjustments that are currently being appealed. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax provisions. An examination is underway for 2005 and 2006.
Income taxes incurred during 2007, 2006 and 2005 for the consolidated group in which the Company is included that will be available for recoupment in the event of future net losses is $324,348, $244,223 and $137,713, respectively.
Prior to 1984, as provided for under the Life insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the “policyholders’ surplus account” (PSA). No federal income taxes have been provided for in the financial statements on income deferred in the PSA. A distribution from the PSA was made in 2006 in the amount of $20,258, which reduced the balance in the PSA to zero. Due to United States tax legislation enacted in October 2004, distributions to shareholders during 2005 and 2006 are deemed to come first out of the PSA and are not taxed. There was no reduction to net earnings due to this distribution.

50

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
9. Policy and Contract Attributes
A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relate to liabilities established on a variety of the Company’s annuity and deposit-type products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31
	2007		2006
		Percent		Percent
	Amount	of Total	Amount	of Total

Subject to discretionary withdrawal With market value adjustment	$2,649,492	5%	$3,073,540	5%
At book value less current surrender charge of 5% or more	4,946,290	9	6,661,713	11
At fair value	24,766,862	45	22,471,785	38

Total with adjustment or at market value	32,362,644	59	32,207,038	54
At book value without adjustment (minimal or no charge or adjustment)	12,290,063	23	13,065,825	22
Not subject to discretionary withdrawal	9,938,264	18	14,206,871	24

Total annuity reserves and deposit fund liabilities — before reinsurance	54,590,971	100%	59,479,734	100%

Less reinsurance ceded	4,508,540		6,254,160

Net annuity reserves and deposit fund liabilities	$50,082,431		$53,225,574

Included in the liability for deposit-type contracts at December 31, 2007 and 2006 are $843,245 and $2,215,320, respectively, of funding agreements issued by an affiliate to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from an affiliated Company which secures that particular series of notes. The funding agreement is reinsured to the Company. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for principal and interest for these funding agreements are afforded equal priority as other policyholders. At December 31, 2007, the contractual maturities were as follows:

Year	Amount

2008	$—
2009	372,903
2010	55,451
2011	125,294
2012	52,646
Thereafter	236,951

51

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
9. Policy and Contract Attributes (continued)
The Company’s liability for deposit-type contracts includes GIC’s and funding agreements assumed from MLIC, an affiliate. The liabilities assumed are $4,122,609 and $5,805,497 at December 31, 2007 and 2006, respectively.
Separate and variable accounts held by the Company relate to individual variable life insurance policies. The benefits provided on the policies are determined by the performance and/or market value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. The assets of these are carried at market value. The life insurance policies typically provide a guaranteed minimum death benefit. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2007 and 2006 is as follows:

	Nonindexed
	Guaranteed	Nonindexed
	Less than or equal	Guaranteed	Nonguaranteed
	to 4%	More than 4%	Separate Account	Total

Premiums, deposits and other considerations for the year ended December 31, 2007	$14,714	$—	$5,528,274	$5,542,988

Reserves for separate accounts with assets at:
Fair value	$—	$—	$30,695,300	$30,695,300
Amortized cost	521,653	—	—	521,653

Total at December 31, 2007	$521,653	$—	$30,695,300	$31,216,953

Reserves for separate accounts by withdrawal characteristics at December 31, 2007:
Subject to discretionary withdrawal:
With market value adjustment	$41,480	$—	$—	$41,480
At fair value	—	—	30,695,300	30,695,300
At book value without market value adjustment and with current surrender charge of less than 5%	480,173	—	—	480,173
Not subject to discretionary withdrawal	—	—	—	—

Total separate account liabilities at December 31, 2007	$521,653	$—	$30,695,300	$31,216,953

52

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
9. Policy and Contract Attributes (continued)

	Nonindexed
	Guaranteed	Nonindexed
	Less than or equal	Guaranteed	Nonguaranteed
	to 4%	More than 4%	Separate Account	Total

Premiums, deposits and other considerations for the year ended December 31, 2006	$7,471	$—	$4,874,131	$4,881,602

Reserves for separate accounts with assets at:
Fair value	$—	$—	$27,230,773	$27,230,773
Amortized cost	493,802	—	—	493,802

Total at December 31, 2005	$493,802	$—	$27,230,773	$27,724,575

Reserves for separate accounts by withdrawal characteristics at December 31, 2006:
Subject to discretionary withdrawal:
With market value adjustment	$37,244	$—	$—	$37,244
At fair value	—	—	27,230,773	27,230,773

At book value without market value adjustment and with current surrender charge of less than 5%	456,558	—	—	456,558
Not subject to discretionary withdrawal	—	—	—	—

Total separate account liabilities at December 31, 2006	$493,802	$—	$27,230,773	$27,724,575

53

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
9. Policy and Contract Attributes (continued)

	Nonindexed
	Guaranteed	Nonindexed
	Less than or equal	Guaranteed	Nonguaranteed
	to 4%	More than 4%	Separate Account	Total
Premiums, deposits and other considerations for the year ended December 31, 2005	$7,756	$—	$3,592,608	$3,600,364

Reserves for separate accounts with assets at:
Fair value	$—	$—	$22,429,774	$22,429,774
Amortized cost	472,193	136,956	—	609,149

Total at December 31, 2005	$472,193	$136,956	$22,429,774	$23,038,923

Reserves for separate accounts by withdrawal characteristics at December 31, 2005:
Subject to discretionary withdrawal:
With market value adjustment	$—	$136,956	$—	$136,956
At fair value	—	—	22,429,774	22,429,774

At book value without market value adjustment and with current surrender charge of less than 5%	436,447	—	—	436,447
Not subject to discretionary withdrawal	35,746	—	—	35,746

Total separate account liabilities at December 31, 2005	$472,193	$136,956	$22,429,774	$23,038,923

54

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
9. Policy and Contract Attributes (continued)
A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31
	2007	2006	2005

Transfers as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$5,533,742	$4,875,079	$3,593,932
Transfers from separate accounts	(3,805,743)	(2,463,321)	(2,235,249)

Net transfers to separate accounts	1,727,999	2,411,758	1,358,683

Miscellaneous reconciling adjustments	(274)	5,763	6,833

Transfers as reported in the summary of operations of the life, accident and health annual statement	$1,727,725	$2,417,521	$1,365,516

A reclassification was made to the amounts previously reported to the Insurance Division, Department of Commerce, State of Iowa in the 2007 Annual Statement, to move $78,402 from net transfers to separate accounts to reserve adjustments on reinsurance ceded within the Statement of Operations, which also affected the reconciliation of net transfers to or from separate accounts as reflected in the notes to financials. This reclassification had no impact on net income.
At December 31, 2007 and 2006, the Company had separate account annuities with guaranteed benefits as follows:

	Subjected	Amount	Reinsurance
	Account	of Reserve	Reserve
Benefit and Type of Risk	Value	Held	Credit
December 31, 2007
Minimum guaranteed death benefit	$15,411,880	$224,163	$16,502
Minimum guaranteed income benefit	7,936,482	162,120	9,608
Guaranteed premium accumulation fund	53,508	8,212	—
Minimum guaranteed withdrawal benefit	3,483,468	36,448	(10,328)
December 31, 2006
Minimum guaranteed death benefit	$14,637,639	$174,306	$18,781
Minimum guaranteed income benefit	9,710,748	134,293	8,043
Guaranteed premium accumulation fund	54,534	8,575	—
Minimum guaranteed withdrawal benefit	60,452	440	—

55

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
9. Policy and Contract Attributes (continued)
For Variable Annuities with Guaranteed Living Benefits (VAGLB), which includes minimum guaranteed income, minimum guaranteed withdrawal and guaranteed premium accumulation fund benefits, the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a stand alone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization, and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.
For Variable Annuities with Minimum Guaranteed Death Benefits (MGDB), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.
Reserves on the Company’s traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2007 and 2006, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

	Gross	Loading	Net

December 31, 2007
Life and annuity:
Ordinary direct first year business	$559	$399	$160
Ordinary direct renewal business	21,399	7,100	14,299
Group life direct business	2,665	2,060	605

Total life and annuity	24,623	9,559	15,064
Accident and health — direct	5,758	—	5,758

	$30,381	$9,559	$20,822

56

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
9. Policy and Contract Attributes (continued)

December 31, 2006	Gross	Loading	Net

Life and annuity:
Ordinary direct first year business	$4,172	$2,781	$1,391
Ordinary direct renewal business	21,163	6,794	14,369
Group life direct business	2,680	1,913	767

Total life and annuity	28,015	11,488	16,527
Accident and health — direct	3,917	—	3,917

	$31,932	$11,488	$20,444

At December 31, 2007 and 2006, the Company had insurance in force aggregating $734,408 and $853,719, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $121,452 and $24,001 to cover these deficiencies at December 31, 2007 and 2006, respectively.
10. Dividend Restrictions
The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its parent company. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2008, without the prior approval of insurance regulatory authorities, is $198,528.

57

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
11. Retirement and Compensation Plans
The Company’s employees participate in a qualified defined benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based the based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits as a percent of salaries. The benefits are based on years of service and the employee’s compensation during the highest five consecutive years of employment. The Company’s allocation of pension expense for each of the years ended December 31, 2007, 2006 and 2005 was $3,310, $2,679 and $2,789, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.
The Company’s employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary.
Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Benefits expense of $1,912, $1,683 and $1,515 were allocated for the years ended December 31, 2007, 2006 and 2005, respectively.
AEGON sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2007, 2006 and 2005 was negligible. AEGON also sponsors an employee stock option plan/stock appreciation rights for individuals employed and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

58

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
11. Retirement and Compensation Plans (continued)
In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans, calculated on the pay-as-you-go basis, are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $278, $215 and $273, for the years ended December 31, 2007, 2006 and 2005, respectively.
12. Sales, Transfer, and Servicing of Financial Assets, and Extinguishments of Liabilities
During 2006 and 2005, the Company sold $6,050 and $10,788, respectively, of agent balances without recourse to an affiliated company. Prior to July 29, 2005, the agent debit balances were sold to Money Services, Inc. (MSI), an affiliated company. Subsequent to July 29, 2005, agent debit balances were sold without recourse to ADB Corporation, LLC (ADB), an affiliated company, and all rights, title and interest in the prior net debit balances owned by MSI prior to July 29, 2005, were fully assigned, without recourse, to ADB. The Company did not realize a gain or loss as a result of the sales. As of July 1, 2006, the Company no longer sells agent debit balances and as a result retains such balances as non-admitted receivables. Receivables in the amount of $13,383 and $9,846 were non-admitted as of December 31, 2007 and 2006, respectively.
The Company has recorded liabilities of $127,333 and $156,180 for municipal reverse repurchase agreements as of December 31, 2007 and 2006, respectively. The reverse repurchase agreements are collateralized by securities with book values of $135,974 and $161,711 as of December 31, 2007 and 2006, respectively. These securities have maturity dates that range from 2019 to 2028 and have a weighted average interest rate of 7.63%.
At December 31, 2007, the Company did not participate in dollar reverse repurchase agreements. At December 31, 2006, securities with a book value of $486,968 and a market value of $489,615 were subject to dollar reverse repurchase agreements. The Company has an outstanding liability for borrowed money in the amount of $493,336 as of December 31, 2006 due to participation in dollar reverse repurchase agreements.

59

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
12. Sales, Transfer, and Servicing of Financial Assets, and Extinguishments of Liabilities (continued)
The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 100%/102% of the fair market value of the loaned government/other domestic securities, respectively, as of the transaction date. If the fair value of the collateral is at any time less than 100%/102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 100%/102% of the fair value of the loaned government/other domestic securities, respectively. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair market value of the loaned security. At December 31, 2007 and 2006, the value of securities loaned amounted to $1,079,702, and $1,501,263, respectively. At December 31, 2007, the collateral the Company received from securities lending was in the form of cash.
13. Related Party Transactions
The Company is party to a common cost allocation service arrangement between AEGON USA, Inc. companies, in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. The Company is also a party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the Advisor serves as the administrator and advisor for the Company’s mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. During 2007, 2006 and 2005, the Company paid $89,291, $108,387 and $82,913, respectively, for these services, which approximates their costs to the affiliates. During 2006, the Company executed an administrative service agreement with Transamerica Fund Advisors, Inc. (TFA) to provide administrative services to the AEGON/Transamerica Series Trust. The Company received $48,726 and $42,513 for these services during 2007 and 2006, respectively.
Payables to affiliates bear interest at the thirty-day commercial paper rate. At December 31, 2007 and 2006, the Company reported a net amount of $110,594 and $64,775 due to Parent, Subsidiary and Affiliated Companies, respectively. The 2007 balance excludes $70,800 of short-term intercompany notes payable. The 2006 balance excludes $338,000 of short-term intercompany notes receivable. Terms of the settlement require that these amounts are settled within 90 days.

60

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
13. Related Party Transactions (continued)
At December 31, 2007 the Company had short-term notes receivable of $314,800, $29,700, and $595,600 from Transamerica Corporation, TIRE and AEGON, respectively. The Transamerica Corporation note is due by August 28, 2008 and bears interest at 5.28%. The TIRE and AEGON notes are due by December 10, 2008 and December 27, 2008, respectively. Both of these notes bear interest at 4.75%. These notes are reported as short-term investments. The Company has short-term notes payable to TOLIC, LIICA and Stonebridge Life Insurance Company of $42,500, $18,400 and $9,900 at December 31, 2007. All three notes are due by December 30, 2008 and bear interest at 4.75%. At December 31, 2006 the Company had a short-term note receivable of $338,000 from Transamerica Corporation. The note was due by June 22, 2007. During 2007, 2006 and 2005, the Company paid net interest of $7,774, $5,767 and $14,352, respectively, to affiliates.
At December 31, 2007 and 2006, the Company has a note payable to Commonwealth General Corporation of $10,000, bearing interest at 6% and due on December 31, 2030.
During 1998, the Company issued life insurance policies to certain affiliated companies, covering the lives of certain employees of those affiliates. Aggregate reserves for policies and contracts related to these policies are $264,159 and $255,273 at December 31, 2007 and 2006, respectively.
14. Commitments and Contingencies
The Company has issued synthetic GIC contracts to benefit plan sponsors totaling $5,485,324 as of December 31, 2007. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium that varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements that would have a material impact on reported financial results.

61

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
14. Commitments and Contingencies (continued)
The Company has also provided a guarantee for the obligations of non-insurance affiliates. These entities accept assignments of structured settlement payment obligations from other insurers and purchases structured settlement insurance policies from subsidiaries of the Company that match those obligations. There are no expected payments associated with this guarantee.
At December 31, 2007, 2006 and 2005, the Company had entered into an agreement with commitment amounts of $21,090, $21,090 and $21,090, respectively, for which it was paid a fee to provide credit enhancement and standby liquidity asset purchase agreements on municipal variable rate demand note facilities. The Company believes the chance of draws or other performance features being exercised under these agreements is minimal.
At December 31, 2007 and 2006, the net amount of securities being acquired (sold) on a “to be announced” (TBA) basis was $38,086 and $(10,668), respectively.
The Company may pledge assets as collateral for derivative transactions. At December 31, 2007 and 2006, the Company has pledged invested assets with a carrying value and market value of $117,615 and $118,526, respectively, in conjunction with these transactions.
Assets in the amount of $1,598,229 and $1,553,519 as of December 31, 2007 and 2006, respectively, were pledged as collateral in conjunction with funding agreements associated with the Federal Home Loan Bank.
The Company has contingent commitments for $706,323 and $649,558 at December 31, 2007 and 2006, respectively, for joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $15,733 and $3,361, respectively.
At December 31, 2007 and 2006 the Company has mortgage loan commitments of $199,312 and $381,650, respectively.
Private placement commitments outstanding were at December 31, 2007 and 2006 were $83,844 and $144,009 respectively.
The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

62

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
14. Commitments and Contingencies (continued)
The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company’s balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. The Company has established a reserve of $3,497 and $3,931 with no offsetting premium tax benefit at December 31, 2007 and 2006, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense was $813, $1,116 and $286 for the years ended December 31, 2007, 2006 and 2005, respectively.

63

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
15. Reconciliation to Statutory Annual Statement
The following is a reconciliation of amounts previously reported to the Insurance Division, Department of Commerce, of the State of Iowa in the 2007 Annual Statement, to those reported in the accompanying statutory-basis financial statements:

2007
Balance Sheet:
Assets as reported in the Company’s Annual Statement	$73,509,106
Adjust federal income tax recoverable	—

Assets as reported in the accompanying audited statutory-basis balance sheet	$73,509,106

Liabilities as reported in the Company’s Annual Statement	$71,519,356
Adjust federal income taxes payable	—

Liabilities as reported in the accompanying audited statutory-basis balance sheet	$71,519,356

Capital and surplus as reported in the Company’s Annual Statement	$1,989,749
Decrease change in aggregate reserves for annuity policies and contracts	45,055
Adjust federal income tax expense	(15,769)
Decrease surplus net of tax — correction of an error	(29,286)

Total capital and surplus as reported in the accompanying audited statutory-basis balance sheet	$1,989,749

Statements of Income (Operations):
Statutory net income (loss) as reported in the Company’s Annual Statement	$241,492
Decrease change in aggregate reserves for annuity policies and contracts	45,055
Adjust federal income tax expense	(15,769)

Total statutory net income (loss) per financial statements	$270,778

The 2007 Annual Statement included an increase in aggregate reserves for annuity policies and contract that should have been recognized through income during 2006. There was no impact to the 2006 or 2005 financial statements due to this change.

64

Statutory-Basis Financial
Statement Schedules

Transamerica Life Insurance Company
Summary of Investments — Other Than
Investments in Related Parties
(Dollars in Thousands)
December 31, 2007
SCHEDULE I

			Amount at Which
		Market	Shown in the
Type of Investment	Cost (1)	Value	Balance Sheet

Fixed maturities
Bonds:
United States Government and government agencies and authorities	$447,899	$455,339	$447,899
States, municipalities and political subdivisions	1,147,105	1,150,824	1,147,105
Foreign governments	495,284	524,821	495,284
Public utilities	1,746,365	1,772,036	1,746,365
All other corporate bonds	24,150,966	23,996,543	24,150,966
Preferred stocks	1,328,054	1,243,658	1,328,054

Total fixed maturities	29,315,673	29,143,221	29,315,673

Equity securities
Common stocks:
Public utilities	—	—	—
Banks, trust and insurance	68,085	68,012	68,012
Industrial, miscellaneous and all other	101,783	107,391	107,391

Total common stocks	169,868	175,403	175,403

Mortgage loans on real estate	6,038,594		6,038,594
Real estate	28,891		28,891
Policy loans	92,978		92,978
Other long-term investments	2,152,611		2,152,611
Cash, cash equivalents and short-term investments	1,182,364		1,182,364

Total investments	$38,980,979		$38,986,514

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

65

Transamerica Life Insurance Company
Supplementary Insurance Information
(Dollars in Thousands)
SCHEDULE III

						Benefits,
						Claims
	Future Policy		Policy and			Losses and	Other
	Benefits and	Unearned	Contract	Premium	Net Investment	Settlement	Operating	Premiums
	Expenses	Premiums	Liabilities	Revenue	Income*	Expenses	Expenses*	Written

Year ended December 31, 2007
Individual life	$3,589,561	$—	$24,055	$56,610	$274,448	$84,829	$1,813,371
Individual health	735,347	11,524	26,983	129,011	51,650	155,934	37,813	$129,457
Group life and health	443,821	3,342	23,159	125,794	32,405	106,638	72,145	209,854
Annuity	19,297,739	—	2,730	5,168,514	1,934,693	5,792,586	1,813,485

	$24,066,468	$14,866	$76,927	$5,479,929	$2,293,196	$6,139,987	$3,736,814

Year ended December 31, 2006
Individual life	$3,757,098	$—	$22,168	$331,370	$254,197	$237,374	$1,991,303
Individual health	654,089	12,108	27,846	132,849	41,169	168,879	39,561	$132,054
Group life and health	426,975	3,529	20,792	123,312	28,551	91,478	66,974	200,964
Annuity	23,038,230	—	3,839	4,322,254	2,052,994	4,777,487	1,465,687

	$27,876,392	$15,637	$74,645	$4,909,785	$2,376,911	$5,275,218	$3,563,525

Year ended December 31, 2005
Individual life	$3,733,738	$—	$21,092	$658,856	$231,660	$212,786	$659,658
Individual health	562,473	11,670	22,345	126,590	32,417	146,318	42,532	$127,460
Group life and health	411,648	3,611	28,479	128,286	24,716	124,052	52,140	214,013
Annuity	26,901,713	—	5,628	4,191,485	2,101,261	4,691,047	1,538,213

	$31,609,572	$15,281	$77,544	$5,105,217	$2,390,054	$5,174,203	$2,292,543

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

66

Transamerica Life Insurance Company
Reinsurance
(Dollars in Thousands)
SCHEDULE IV

					Percentage of
		Ceded to Other	Assumed From Other	Net	Amount Assumed
	Gross Amount	Companies	Companies	Amount	to Net
Year ended December 31, 2007
Life insurance in force	$35,254,514	$6,996,197	$93,241	$28,351,558	0%

Premiums:
Individual life	$1,867,637	$1,814,808	$3,781	$56,610	7
Individual health	129,457	446	—	129,011	0
Group life and health	209,854	84,060	—	125,794	0
Annuity	6,274,446	1,177,802	71,870	5,168,514	1

	$8,481,394	$3,077,116	$75,651	$5,479,929	1%

Year ended December 31, 2006
Life insurance in force	$37,877,300	$6,921,308	$99,276	$31,055,268	0%

Premiums:
Individual life	$2,005,429	$1,678,175	$4,116	$331,370	1%
Individual health	132,054	(795)	—	132,849	0
Group life and health	200,964	77,652	—	123,312	0
Annuity	4,944,401	851,562	229,415	4,322,254	5

	$7,282,848	$2,606,594	$233,531	$4,909,785	5%

Year ended December 31, 2005
Life insurance in force	$44,440,385	$13,277,543	$95,282	$31,258,124	0%

Premiums:
Individual life	$901,447	$246,822	$4,231	$658,856	1%
Individual health	127,460	870	—	126,590	0
Group life and health	214,013	85,727	—	128,286	0
Annuity	5,020,800	947,398	118,083	4,191,485	3

	$6,263,720	$1,280,817	$122,314	$5,105,217	2%

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STATEMENT OF ADDITIONAL INFORMATION
May 1, 2008
ADVANTAGE X
issued through
Transamerica Corporate Separate Account Sixteen
by
Transamerica Life Insurance Company
Home Office:
4333 Edgewood Rd NE
Mailstop 2390
Cedar Rapids, IA 52499
1-888-804-8461 1-319-355-8572
This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the Advantage X, an individual variable adjustable life insurance policy offered by Transamerica Life Insurance Company (“Transamerica Life”), an AEGON company. You may obtain a copy of the prospectus dated May 1, 2008, by calling 1-888-804-8461 or 1-319-355-8572 (Monday — Friday from 8:00 a.m. — 4:30 p.m. CST), or by writing to the home office at Transamerica Life, 4333 Edgewood Rd NE, Cedar Rapids, Iowa, 52499. The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.
This SAI is not a prospectus and should be read only in conjunction with the prospectus for the Policy and Transamerica
Corporate Separate Account Sixteen.

Glossary	3
The Policy — General Provisions	5
Entire Contract	5
Information in the Application for this Policy	5
Ownership Rights	5
Changing the Owner	5
Choosing the Beneficiary	5
Changing the Beneficiary	6
Assigning the Policy	6
Exchanging the Policy	6
Selecting the Tax Test	7
Our Right to Contest the Policy	7
Suicide Exclusion	8
Misstatement of Age or Sex	8
Modifying the Policy	8
Addition, Deletion or Substitution of Portfolios	8
Additional Information	9
Settlement Options	9
Additional Information about Transamerica Life and the Separate Account	10
Changes to the Separate Account	10
Potential Conflicts of Interest	11
Legal Matters	11
Variations in Policy Provisions	11
Personalized Illustrations of Policy Benefits	12
Sale of the Policies	12
Reports to Owners	12
Claims of Creditors	13
Records	13
Additional Information	13
Independent Registered Public Accounting Firm	13
Financial Statements	13
Underwriting	13
Underwriting Standards	13
Performance Data	14
Performance Data in Advertising Sales Literature	14
Transamerica Life’s Published Ratings	15
Index to Financial Statements	16
Transamerica Corporate Separate Account Sixteen	16
Transamerica Life Insurance Company	16

2

GLOSSARY

account(s) — The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.
accumulation unit — These are the accounting units used to calculate the values under this Policy.
age — The issue age of the insured, plus the number of completed Policy years since the effective date.
beneficiary — The person(s) to whom the life insurance benefit proceeds are paid upon the death of the insured.
cash value — After the free look period, the cash value is the value of the Policy’s accumulation units in each subaccount, plus the amount in the fixed account, plus the amount in the loan account, less any mortality and expense risk charges that have accrued since the last monthly deduction day.
Code — The Internal Revenue Code of 1986, as amended.
effective date — The date coverage under this Policy becomes effective and the date from which Policy anniversaries, Policy years and Policy months are determined. This date is shown on the Policy specifications page.
face amount — The face amount is the face amount shown on the Policy specifications page plus or minus any changes made as described in the Policy changes section of the Policy.
fixed account — An option to which you may allocate net premiums and cash value. The fixed account is part of our general account. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.
general account — The assets of the Company other than those allocated to the separate account or any other separate account established by the Company.
guideline premium — The premium necessary to provide the benefits selected by the owner under the Policy based on the particular facts relating to the insured and certain assumptions defined by law.
home office — Transamerica Life’s home office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, 1-319-355-8572. Our toll-free phone number is 1-888-804-8461. Our hours are Monday - Friday from 8:00 a.m. — 4:30 p.m. Central Standard Time.
indebtedness — The loan amount plus any accrued loan interest.
insured — The person upon whose life the Policy is issued.
issue age — The age of the insured on the effective date. This age is shown on the Policy specifications page.
lapse — Termination of the Policy at the expiration of the late period while the insured is still living.
late period — The period of time that coverage is continued after the net cash value less any unpaid Policy loan is less than the monthly deduction charge for the next Policy month.
life insurance benefit — The life insurance benefit proceeds payable under this Policy will be based on the life insurance benefit option and the face amount in effect on the date of death.
life insurance benefit option — One of three options that an owner may select for the computation of the life insurance benefit proceeds.
life insurance benefit proceeds — The total amount payable to the beneficiary if the insured dies while the Policy is in force.

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The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.
loan account — A portion of the Company’s general account to which cash value is transferred to provide collateral for any loan taken under the Policy.
loan amount — The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary unpaid loan interest is added to the loan amount.
monthly deduction — Includes monthly contract charge, monthly cost of insurance, a factor representing the mortality and expense risk charge, monthly cost for riders attached to the Policy, a monthly deferred sales load (only in Policy years 2-7) and any temporary flat extra rating shown on the Policy specifications page.
monthly deduction day — The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be deemed to be the next valuation day.
net cash value — The amount payable upon surrender of the Policy equal to the cash value as of the date of surrender, less any outstanding Policy loan and any accrued loan interest due.
net premium — The portion of the premium available for allocation to the subaccounts of the separate account or the fixed account equal to the premium paid by the policy owner less the applicable percent of premium loads.
1940 Act — The Investment Company Act of 1940, as amended.
partial withdrawal — An amount withdrawn from the net cash value which results in a reduction in the net cash value by the amount withdrawn.
Policy anniversary — The same day and month as your effective date for each succeeding year your Policy remains in force.
Policy month — A one-month period beginning on the monthly deduction day.
Policy year — A twelve-month period beginning on the effective date or on a Policy anniversary.
policy owner (owner, you, your) — The person who owns the Policy and who may exercise all rights under the Policy while living.
portfolio(s) — A series of a mutual fund in which a corresponding subaccount invests its assets.
SEC — U.S. Securities and Exchange Commission.
separate account — Transamerica Corporate Separate Account Sixteen, an investment account established by Transamerica Life to receive and invest net premiums allocated under the Policy and other variable life insurance policies we issue.
settlement options — The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.
subaccount — A sub-division of the separate account. Each subaccount exclusively invests in the shares of a specified portfolio of an insurance-dedicated fund or in a portfolio of securities and investments.
subaccount value — The cash value in a subaccount.
target premium — Amount of premium used to determine the percent of premium loads.
transfer — A transfer of amounts among subaccounts of the separate account or the fixed account.

4

we, us, company, our — Transamerica Life Insurance Company (“Transamerica Life”).
written notice — The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our home office.
In order to supplement the description in the prospectus, the following provides additional information about Transamerica Life and the Policy, which may be of interest to a prospective purchaser.
THE POLICY — GENERAL PROVISIONS

Entire Contract
The entire contract consists of the Policy, any Policy attachments, the application for the Policy and any supplemental applications. Any application used to apply for increases in the face amount will be attached to and made a part of the Policy. Any extra benefit rider attached to the Policy will become a part of the Policy and will be subject to all the terms and conditions of the Policy unless we state otherwise in the rider.
Information in the Application for this Policy
In issuing the Policy, we have relied on the statements made in the application. All such statements are deemed to be representations and not warranties. We assume these statements are true and complete to the best of the knowledge and belief of those who made them.
No statement made in connection with the application will be used by us to void the Policy or to deny a claim unless that statement is a material misrepresentation and is part of the application.
Ownership Rights
The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no successor owner is named, then ownership of the Policy will pass to the owner’s estate. The owner may exercise certain rights described below.
Changing the Owner
•	Change the owner by providing written notice to us at our home office at any time while the insured is alive and the Policy is in force.
•	Once we have recorded a change of owner, the change is effective as of the date the owner signs the written notice.
•	Changing the owner does not automatically change the beneficiary.
•	Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.
•	We are not liable for payments we made before we received the written notice at our home office.
Choosing the Beneficiary
•	The owner designates the beneficiary (the person to receive the life insurance benefit when the insured dies) in the application or in a signed notice.

5

•	Any beneficiary designation is revocable unless otherwise stated in the designation.
•	If the owner designates more than one beneficiary, they can be classed as first, second and so on. If two or more are named in a class, each beneficiary shares equally in any life insurance benefit proceeds unless the beneficiary designation states otherwise.
•	If the beneficiary dies before the insured, then any contingent beneficiary becomes a beneficiary.
•	If no beneficiary survives the insured, the right to these proceeds will pass to you. If you are the insured, the right will pass to you.
Changing the Beneficiary
•	The owner changes the beneficiary by providing written notice to us at our home office any time while the insured is alive and the Policy is in force.
•	Once we have recorded the change of beneficiary, the change is effective as of the date the owner signs the written notice.
•	We are not liable for any payments we made before we received the written notice at our home office.
Assigning the Policy
•	The owner may assign Policy rights while the insured is alive.
•	The owner retains any ownership rights that are not assigned.
•	We must receive written notice of the assignment at our home office.
•	Assignee may not change the owner or the beneficiary and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.
•	An assignment passes along the obligation to repay any indebtedness outstanding at the time of the assignment.
•	Claims under any assignment are subject to proof of interest and the extent of the assignment.
•	We are not:
•	bound by any assignment unless we receive a written notice of the assignment at our home office;

•	responsible for the validity of any assignment;

•	liable for any payment we made before we received written notice of the assignment at our home office; or

•	bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).
•	Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.
Exchanging the Policy
•	Within 24 months of the issue date of this Policy, you may exchange the Policy for a new policy on the life of the insured without evidence of insurability.

6

•	In order to exchange this Policy, we will require:
•	that this Policy be in effect on the date of the exchange;

•	repayment of any unpaid loan;

•	an adjustment, if any, for premiums and cash values of this and the new policy.
•	The date of exchange will be the later of:
•	the date you send this Policy along with a signed written request for an exchange;

•	the date we receive at our home office, or at any other location that we indicate to you in writing, the necessary payment for the exchange.
•	The date of the exchanged policy will be the same as the date of the original Policy.
•	The benefits of the new policy will not reflect the investment experience of the separate account.
•	The new policy will be on a permanent plan of life insurance that we would be offering for this purpose on the date of issue of this Policy.
•	The new policy will have a face amount equal to the initial face amount of this Policy. It will be based on the same issue age, sex and class of risk as this Policy.
•	All riders attached to this Policy will end on the date of exchange, unless we agree otherwise.

•	An exchange may have tax consequences.
Selecting the Tax Test
The owner may elect either the guideline premium test or the cash value accumulation test. Your election may affect the amount of the life insurance benefit payable under your Policy, the amount of premiums you may pay and the amount of your monthly deduction.
Our Right to Contest the Policy
In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy’s validity or may resist a claim under the Policy. We also may contest the validity of any increase of face amount or other change to the Policy if you make any material misrepresentation of a fact in the application (or any supplemental application) for the increase or change to the Policy. In the absence of fraud, we consider statements made in the application(s) to be representations, not warranties.
In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured’s lifetime for two years from the effective date, or if the Policy has been reinstated, for two years from the date of Policy reinstatement. Likewise, we cannot bring any legal action to contest the validity of any increase in face amount that occurs after the effective date, or any Policy reinstatement, for two years from the effective date of the increase or reinstatement.
However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two-year contestable period will be measured from the date the corresponding portion of term insurance became effective. Please refer to the provision or provisions that may be in any rider or riders attached to the

7

Policy regarding the contestability of the rider or riders.
Suicide Exclusion
If the insured commits suicide, while sane or insane, within two years of the effective date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any indebtedness, and less any partial withdrawals. We will pay this amount to the beneficiary in one sum.
If the insured commits suicide, while sane or insane, within two years of the effective date of any increase in the face amount or additional coverage rider, our liability is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.
However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two-year suicide exclusion period will be measured from the date that the corresponding portion of term insurance became effective.
Misstatement of Age or Sex
If the age or sex of the insured was stated incorrectly in the application or any supplemental application, then the life insurance benefit and any benefits provided by rider or endorsement will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured’s correct age and sex. If the age of the insured has been overstated or understated, we will calculate future monthly deductions using the cost of insurance (and the cost of benefit provided by rider or endorsement) based on the insured’s correct age and sex.
Modifying the Policy
Only our President, one of the Vice Presidents, Secretary or an officer of Transamerica Life may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.
If we modify the Policy, we will provide you notice, and we will make appropriate endorsements to the Policy.
Addition, Deletion or Substitution of Portfolios
We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We could add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account or for other reasons. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.
We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.
In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under

8

the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee or (4) combined with one or more other separate accounts or subaccounts.
ADDITIONAL INFORMATION

Settlement Options
When the insured dies, the policy proceeds will be paid in one sum or, if elected, a fixed period option.
Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured’s date of death.
Under a settlement option, the dollar amount of each payment may depend on four things:
•	the amount of the surrender on the surrender date or life insurance benefit proceeds on the insured’s date of death;

•	the interest rate we credit on those amounts;

•	the mortality tables we use; and

•	the specific payment option(s) you choose.
If the fixed period option is selected, we will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 360 months. We will stop making payments once we have made all the payments for the period selected.
If the regular payment under the fixed period option is less than $100, we may pay any unpaid amount or present value in one lump sum. We may make other settlement options available in the future.
Even if the life insurance benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the life insurance benefit after the insured’s death are taxable, and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.
All settlement option rates are based on the 2000 Individual Annuity Mortality Table, if applicable, and a guaranteed annual interest rate of 2%. The payee will receive the greater of:
     1. The income rates in effect for us at the time the income payments are made; or
     2. The following income rates as guaranteed in the Policy.

9

Fixed	Monthly Installment
Period	per
(in months)	$1,000.00
60	$17.49
120	9.18
180	6.42
240	5.04
300	4.22
360	3.68
Additional Information about Transamerica Life and the Separate Account
Transamerica Life is a stock life insurance company that is wholly-owned by Transamerica Occidental Life Insurance Company, which, in turn, is wholly-owned indirectly by AEGON USA, Inc., which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. AEGON USA, Inc. is a wholly-owned indirect subsidiary of AEGON N.V., of the Netherlands, a public company under Dutch law. Transamerica Life’s home office is located at 4333 Edgewood Rd NE, Cedar Rapids, IA, 52499.
Transamerica Life was incorporated in 1961 under the laws of Iowa as NN Investors Life Insurance Company, Inc. and is subject to regulation by the Insurance Department of the State of Iowa, as well as by the insurance departments of all other states and jurisdictions in which it does business. Transamerica Life is licensed to sell insurance in all states (except New York), Guam, and in the District of Columbia. Transamerica Life submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.
Transamerica Life established the separate account as a separate investment account under Iowa law in 2003. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Transamerica Life, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a “separate account” within the meaning of the federal securities laws.
Transamerica Life holds the assets of the separate account apart from the general account. Transamerica Life maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. (“AEGON USA”) in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Transamerica Life. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc., provides fidelity coverage, and covers the activities of registered representatives of Transamerica Capital, Inc. (“TCI”) to a limit of $10 million.
Changes to the Separate Account
Where permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:
•	Remove, combine or add subaccounts and make the new subaccounts available to you at our discretion;

•	Add new portfolios or remove existing portfolios;

•	Substitute new portfolios for any existing portfolios if shares of the portfolio are no longer available for investments or if we determine that investment in a portfolio is no longer appropriate in light of the purposes of the separate account;

•	Close subaccounts to allocations of new premiums by existing or new policy owners at any time at our discretion;

10

•	Make subaccounts (including new subaccounts) available to such classes of Policies as we may determine;

•	Transfer assets supporting the Policies from one subaccount to another or from the separate account to another separate account;

•	Combine the separate account with other separate accounts and/or create new separate accounts;

•	Deregister the separate account under the 1940 Act or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law;

•	Manage the separate account under the direction of a committee at any time;

•	Make any changes required by the 1940 Act or other applicable law or regulation; and

•	Modify the provisions of the Policy to reflect changes to the subaccounts and the separate account and to comply with applicable law.
Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the law.
The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.
Potential Conflicts of Interests
Shares of certain Portfolios are sold to separate accounts of insurance companies that may or may not be affiliated with Transamerica Life or each other. In addition, shares of certain portfolios are also sold to separate accounts to serve as the underlying investment for variable life insurance policies, variable annuity contracts and for retirement plans. It is possible that a material conflict may arise between the interests of owners of the Policies and owners of other variable life insurance policies or variable annuity contracts whose accumulation values are allocated to a portfolio. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners. Although neither Transamerica Life nor the portfolios currently foresee any such disadvantages, Transamerica Life and each portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, Transamerica Life will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.
Legal Matters
Sutherland Asbill & Brennan LLP of Washington, D.C. provided advice on certain matters relating to the federal securities laws.
Variations in Policy Provisions
Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include restrictions on the operation of the fixed account, and different interest rates charged and credited on Policy loans. Please refer to your Policy, as any variations will be included in your Policy or in riders or endorsements attached to your Policy.

11

Personalized Illustrations of Policy Benefits
To help you understand how your life insurance benefit, net cash value, and cash value would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations without charge and upon request. These illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts and hypothetical rates of return (within limits) that you request.
The illustrations also will reflect the average portfolio expenses for 2007. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.
The illustrations are hypothetical only and are not representations of future returns or Policy values and benefits. Your actual results will differ from those in the illustrations.
Sale of the Policies
We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.
Our affiliate TCI is the distributor and principal underwriter for the Policies. TCI’s home office is located at 4600 S. Syracuse St., Suite 1100, Denver, CO 80237. TCI, like Transamerica Life, is an indirect, wholly owned subsidiary of AEGON USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA, Inc. TCI is not a member of the Securities Investor Protection Corporation.
The Policies are offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with TCI. TCI compensates these selling firms for their services. Sales representatives are appointed as our insurance agents.
During fiscal years 2007, 2006 and 2005, the amounts paid to TCI (beginning May 1, 2007) and AFSG Securities Corporation (“AFSG”) (the principal underwriter until April 2007) in connection with all Policies sold through the separate account were $1,927,480.26, $1,736,805.60 and $2,271,392.25, respectively. TCI and AFSG passed through commissions they received to selling firms for their sales and did not retain any portion in return for their services as principal underwriter for the Policies. Our parent company provides paid-in capital contributions to TCI (and provided paid-in capital distributions to AFSG), and pays for TCI’s (and paid for AFSG’s) operating and other expenses, including overhead, legal and accounting fees.
We and/or TCI may pay certain selling firms additional cash amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) costs associated with sales conferences and educational seminars for their sales representatives; and (3) other sales expenses incurred by them. We and/or TCI may make additional payments to certain selling firms based on aggregate sales or persistency standards. These various payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.
Reports to Owners
At least once each year, or more often as required by law, we will mail to policy owners at their last known address a report showing the following information as of the end of the report period:
•	the current cash value

•	the current net cash value

•	the current life insurance benefit

•	the current loan amount

•	any activity since the last report

•	the current subaccount values and loan account value

•	current net premium allocations

•	any other information required by law

12

In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in face amount, changes in life insurance benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.
Claims of Creditors
Except as described in the assignment section above, payments we make under the Policy are, to the extent permitted by law, exempt from the claims, attachments or levies of any creditors.
Records
We will maintain all records relating to the separate account and the fixed account.
Additional Information
A registration statement under the Securities act of 1933 has been filed with the SEC relating to the offering described in the prospectus and this statement of additional information. Neither the prospectus nor this statement of additional information includes all the information included in the registration statement. The omitted information may be obtained at the SEC’s principal office in Washington, D.C. by paying the SEC’s prescribed fees.
Independent Registered Public Accounting Firm
The financial statements of the separate account at December 31, 2007 and for the periods disclosed in the financial statements, and the financial statements and schedules of Transamerica Life at December 31, 2007, 2006, and 2005 for each of the three years in the period ended December 31, 2007, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.
Financial Statements
The separate account’s financial statements, which include the Report of Independent Registered Public Accounting Firm, appear on the following pages and have been audited in accordance with the standards of the Public Company Accounting Oversight Board (United States). The company’s financial statements are also attached and have been audited in accordance with the standards of the Public Company Accounting Oversight Board (United States).
Transamerica Life’s financial statements and schedules, which include the Report of Independent Registered Public Accounting Firm, also appear on the following pages. These financial statements and schedules should be distinguished from the separate account’s financial statements, and you should consider these financial statements and schedules only as bearing upon Transamerica Life’s ability to meet our obligations under the Policies. You should not consider our financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.
Transamerica Life’s financial statements and schedules at December 31, 2007, 2006 and 2005 and for each of the three years in the period ended December 31, 2007, have been prepared on the basis of statutory accounting principles rather than accounting principles generally accepted in the United States.
UNDERWRITING

Underwriting Standards
This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to

13

determine premiums and Policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana to insure residents of that state on actuarial tables that do not differentiate on the basis of sex.
Your cost of insurance charge will vary by the insured’s sex, issue age on the effective date and rate class. We currently place insureds into the following rate classes:
•	Medical issue;

•	Simplified issue;

•	Guaranteed Issue;

•	Non-tobacco use;

•	Tobacco use
We also place insureds in various sub-standard rate classes, which entail a higher mortality risk and higher charges. We generally charge higher rates for insureds that use tobacco. Medical issue requires the completion of a full medical application.
PERFORMANCE DATA

Performance Data in Advertising Sales Literature
We may compare each subaccount’s performance to the performance of:
•	other variable life issuers in general;

•	variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. (“Lipper”) and Morningstar, Inc. (“Morningstar”); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron’s, Kiplinger’s Personal Finance, and Fortune);
•	Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return and assumes reinvestment of distributions, but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.
•	the Standard & Poor’s Index of 500 Common Stocks or other widely recognized indices;
•	unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or
•	other types of investments, such as:
•	certificates of deposit;

•	savings accounts and U.S. Treasuries;

•	certain interest rate and inflation indices (e.g., the Consumer Price Index); or

14

•	indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).
Transamerica Life’s Published Ratings
We may publish in advertisements, sales literature or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody’s Investors Service, Inc., Standard & Poor’s Insurance Rating Services and Fitch Ratings. These ratings are opinions regarding an operating insurance company’s financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their respective portfolios, or to their performance.

15

Transamerica Corporate Separate Account Sixteen
Report of Independent Registered Public Accounting Firm
Statements of Assets and Liabilities
Statements of Operations
Statements of Changes in Net Assets
Notes to the Financial Statements
Transamerica Life Insurance Company
Report of Independent Registered Public Accounting Firm, dated March 28, 2008
Audited Financial Statements
Balance Sheets — Statutory Basis
Statements of Operations — Statutory Basis
Statements of Changes in Capital and Surplus — Statutory Basis
Statements of Cash Flow — Statutory Basis
Notes to Financial Statements — Statutory-Basis
Statutory-Basis Financial Statement Schedules
Summary of Investments — Other Than Investments in Related Parties
Supplementary Insurance Information
Reinsurance

16

FINANCIAL STATEMENTS
Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Year Ended December 31, 2007

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Financial Statements
Year Ended December 31, 2007

Report of Independent Registered Public Accounting Firm
The Board of Directors and Contract Owners
Transamerica Corporate Separate Account Sixteen
Transamerica Life Insurance Company
We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Transamerica Corporate Separate Account Sixteen (comprised of the First Eagle Overseas, PIMCO VIT Total Return, PIMCO VIT High Yield, Vanguard VIF Capital Growth, Vanguard VIF Diversified Value, Vanguard VIF Equity Index, Vanguard VIF Mid-Cap Index, Vanguard VIF Money Market, Vanguard VIF REIT Index, Vanguard VIF Small Company Growth, and PIMCO VIT Short-Term), as of December 31, 2007, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the mutual funds’ transfer agents. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Transamerica Corporate Separate Account Sixteen at December 31, 2007, and the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa
March 21, 2008

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Assets and Liabilities
December 31, 2007

										Vanguard VIF
				Vanguard VIF	Vanguard VIF					Small
	First Eagle	PIMCO VIT	PIMCO VIT	Capital	Diversified	Vanguard VIF	Vanguard VIF	Vanguard VIF	Vanguard VIF	Company	PIMCO VIT
	Overseas	Total Return	High Yield	Growth	Value	Equity Index	Mid-Cap Index	Money Market	REIT Index	Growth	Short-Term
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	23,213.200	56,745.248	8,086.393	27,168.262	29,353.079	16,944.106	25,765.376	878,342.290	7,642.932	21,673.924	20,231.089

Cost	$703,108	$573,993	$67,173	$456,219	$462,260	$480,569	$483,404	$878,342	$177,261	$406,763	$203,028

Investments in mutual funds, at net asset value	$686,182	$595,258	$65,095	$503,971	$479,336	$500,529	$478,721	$878,342	$144,604	$393,382	$202,513
Receivable for units sold	—	19	2	1	—	—	—	121	1	—	2

Total assets	686,182	595,277	65,097	503,972	479,336	500,529	478,721	878,463	144,605	393,382	202,515

Liabilities
Payable for units redeemed	2	—	—	—	1	—	1	—	—	—	—

	$686,180	$595,277	$65,097	$503,972	$479,335	$500,529	$478,720	$878,463	$144,605	$393,382	$202,515

Net Assets:
Deferred annuity contracts terminable by owners	$686,180	$595,277	$65,097	$503,972	$479,335	$500,529	$478,720	$878,463	$144,605	$393,382	$202,515

Total net assets	$686,180	$595,277	$65,097	$503,972	$479,335	$500,529	$478,720	$878,463	$144,605	$393,382	$202,515

Accumulation units outstanding	320,618	486,053	49,747	306,325	285,688	339,413	278,331	760,054	86,509	267,812	180,667

Accumulation unit value	$2.140178	$1.224716	$1.308562	$1.645223	$1.677826	$1.474689	$1.719964	$1.155790	$1.671563	$1.468872	$1.120929

See accompanying notes.

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Operations
Year Ended December 31, 2007

										Vanguard
				Vanguard VIF	Vanguard VIF	Vanguard	Vanguard			VIF Small
	First Eagle	PIMCO VIT Total	PIMCO VIT	Capital	Diversified	VIF Equity	VIF Mid-	Vanguard VIF	Vanguard VIF	Company	PIMCO VIT
	Overseas	Return	High Yield	Growth	Value	Index	Cap Index	Money Market	REIT Index	Growth	Short-Term
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$—	$27,351	$5,444	$2,689	$6,657	$5,394	$4,135	$27,734	$3,768	$1,322	$10,018
Expenses:
Administrative, mortality and expense risk charge	5,544	3,172	53	2,743	—	6,027	5,397	536	1,686	2,143	1,157

Net investment income (loss)	(5,544)	24,179	5,391	(54)	6,657	(633)	(1,262)	27,198	2,082	(821)	8,861

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	8,922	11,381	13,429	34,830	—	15,399	23,336	—
Proceeds from sales	93,207	98,126	53,871	101,577	96,725	84,155	86,523	26,280	109,717	89,352	88,656
Cost of investments sold	101,545	99,234	55,000	97,778	86,604	82,660	90,577	26,280	114,154	100,544	88,858

Net realized capital gains (losses) on investments	(8,338)	(1,108)	(1,129)	12,721	21,502	14,924	30,776	—	10,962	12,144	(202)

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(64,013)	(516)	975	8,035	33,706	19,604	13,196	—	24,005	(7,017)	(40)
End of period	(16,926)	21,265	(2,078)	47,752	17,076	19,960	(4,683)	—	(32,657)	(13,381)	(515)

Net change in unrealized appreciation/depreciation of investments	47,087	21,781	(3,053)	39,717	(16,630)	356	(17,879)	—	(56,662)	(6,364)	(475)

Net realized and unrealized capital gains (losses) on investments	38,749	20,673	(4,182)	52,438	4,872	15,280	12,897	—	(45,700)	5,780	(677)

Increase (decrease) in net assets from operations	$33,205	$44,852	$1,209	$52,384	$11,529	$14,647	$11,635	$27,198	$(43,618)	$4,959	$8,184

See accompanying notes.

3

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2007 and 2006

	First Eagle		PIMCO VIT		PIMCO VIT		Vanguard VIF
	Overseas		Total Return		High Yield		Capital Growth
	Subaccount		Subaccount		Subaccount		Subaccount
	2007	2006	2007	2006	2007	2006	2007	2006

Operations
Net investment income (loss)	$(5,544)	$25,396	$24,179	$12,246	$5,391	$3,067	$(54)	$149
Net realized capital gains (losses) on investments	(8,338)	94,127	(1,108)	(399)	(1,129)	(38)	12,721	6,916
Net change in unrealized appreciation/ depreciation of investments	47,087	(64,302)	21,781	1,318	(3,053)	1,022	39,717	6,003

Increase (decrease) in net assets from operations	33,205	55,221	44,852	13,165	1,209	4,051	52,384	13,068

Contract transactions
Net contract purchase payments	282,434	315,519	153,640	420,968	47,962	43,245	232,072	256,256
Transfer payments from (to) other subaccounts or general account	(48,214)	3,900	(59,861)	(12,093)	(49,248)	9,697	(81,512)	15,079
Contract terminations, withdrawals, and other deductions	(13,864)	(13,412)	(16,133)	(12,605)	(1,833)	(1,141)	(12,159)	(9,309)

Increase (decrease) in net assets from contract transactions	220,356	306,007	77,646	396,270	(3,119)	51,801	138,401	262,026

Net increase (decrease) in net assets	253,561	361,228	122,498	409,435	(1,910)	55,852	190,785	275,094

Net assets:
Beginning of the period	432,619	71,391	472,779	63,344	67,007	11,155	313,187	38,093

End of the period	$686,180	$432,619	$595,277	$472,779	$65,097	$67,007	$503,972	$313,187

See accompanying notes.

4

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2007 and 2006

										Vanguard
Vanguard VIF		Vanguard VIF		Vanguard VIF\		Vanguard VIF		Vanguard VIF		VIF Small		PIMCO VIT
Diversified Value		Equity Index		Mid-Cap Index		Money Market		REIT Index		Company Growth		Short-Term
Subaccount		Subaccount		Subaccount		Subaccount		Subaccount		Subaccount		Subaccount
2007	2006	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006

$6,657	$1,596	$(633)	$731	$(1,262)	$223	$27,198	$7,488	$2,082	$1,466	$(821)	$(258)	$8,861	$3,403

21,502	5,390	14,924	6,686	30,776	7,161	—	—	10,962	9,396	12,144	8,901	(202)	(33)

(16,630)	32,804	356	18,316	(17,879)	11,165	—	—	(56,662)	22,697	(6,364)	(8,898)	(475)	(27)

11,529	39,790	14,647	25,733	11,635	18,549	27,198	7,488	(43,618)	33,559	4,959	(255)	8,184	3,343

211,317	255,028	247,555	170,923	235,885	289,771	53,448	189,870	55,872	144,278	224,424	241,990	87,894	141,617

(54,761)	(17,346)	(48,485)	54,455	(51,157)	(44,821)	562,687	35,549	(42,953)	(27,412)	(68,591)	(30,021)	(57,701)	19,060

(13,776)	(10,234)	(4,551)	(4,458)	(10,041)	(8,534)	(11,926)	(6,983)	(5,173)	(6,129)	(11,096)	(7,619)	(5,702)	(3,510)

142,780	227,448	194,519	220,920	174,687	236,416	604,209	218,436	7,746	110,737	144,737	204,350	24,491	157,167

154,309	267,238	209,166	246,653	186,322	254,965	631,407	225,924	(35,872)	144,296	149,696	204,095	32,675	160,510

325,026	57,788	291,363	44,710	292,398	37,433	247,056	21,132	180,477	36,181	243,686	39,591	169,840	9,330

$479,335	$325,026	$500,529	$291,363	$478,720	$292,398	$878,463	$247,056	$144,605	$180,477	$393,382	$243,686	$202,515	$169,840

See accompanying notes.

5

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007
1. Organization and Summary of Significant Accounting Policies
Organization
Transamerica Corporate Separate Account Sixteen (the “Mutual Fund Account”), is a segregated investment account of the Transamerica Life Insurance Company (“Transamerica Life”), an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.
The Mutual Fund Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Mutual Fund Account consists of multiple investment subaccounts (each a Series Fund, and collectively the Series Funds). Activity in these specific subaccounts is available to contract owners of the Variable Adjustable Life Insurance Policy, offered by Transamerica Life.

Subaccount Investment by Fund:
Fidelity Variable Insurance Products Funds
Contrafund® Portfolio
International Capital Appreciation
Mid Cap
First Eagle Variable Fund
First Eagle Overseas Variable Fund
Janus Aspen Series
Balanced Portfolio (Institutional Shares)
Flexible Bond Portfolio (Institutional Shares)
Forty Portfolio (Institutional Shares)
International Growth Portfolio (Institutional Shares)
Mid Cap Growth Portfolio (Institutional Shares)
Worldwide Growth Portfolio (Institutional Shares)
PIMCO Variable Insurance Trust
PIMCO VIT Total Return
PIMCO VIT High Yield
PIMCO VIT All Asset
PIMCO VIT Real Return
PIMCO VIT Short–Term
Royce Capital Fund
Royce Micro–Cap Portfolio
Rydex Variable Trust
Nova Fund
OTC Fund
T. Rowe Price Equity Series, Inc.
T. Rowe Price Equity Income Portfolio
T. Rowe Price Mid–Cap Growth Portfolio
Third Avenue Series Trust
Third Avenue Value
Vanguard Variable Insurance Fund
Vanguard VIF Balanced Portfolio
Vanguard VIF Capital Growth Portfolio
Vanguard VIF Diversified Value Portfolio
Vanguard VIF Equity Index Portfolio
Vanguard VIF High Yield Bond Portfolio
Vanguard VIF International Portfolio
Vanguard VIF Mid–Cap Index Portfolio
Vanguard VIF Money Market Portfolio
Vanguard VIF REIT Index Portfolio
Vanguard VIF Short–Term Investment–Grade Portfolio
Vanguard VIF Small Company Growth Portfolio
Vanguard VIF Total Bond Market Index Portfolio
Vanguard VIF Total Stock Market Index Portfolio
Van Eck Worldwide Insurance Trust
Van Eck Worldwide Absolute Return Fund
American Funds Insurance Series
Global Small Capitalization Fund (Class 2)
Growth Fund (Class 2)
International Fund (Class 2)
New World Fund (Class 2)

6

The following subaccounts were added effective during the fiscal year ended December 31, 2007:
     Portfolio
     Fidelity Variable Insurance Products Funds International Capital Appreciation
1. Organization and Summary of Significant Accounting Policies (continued)
Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date
First Eagle Overseas Variable Fund	May 25, 2005
PIMCO VIT Total Return	May 25, 2005
PIMCO VIT High Yield	May 25, 2005
PIMCO VIT Short-Term	May 25, 2005
Vanguard VIF Capital Growth Portfolio	May 25, 2005
Vanguard VIF Diversified Value Portfolio	May 25, 2005
Vanguard VIF Equity Index Portfolio	May 25, 2005
Vanguard VIF Mid-Cap Index Portfolio	May 25, 2005
Vanguard VIF Money Market Portfolio	May 25, 2005
Vanguard VIF REIT Index Portfolio	May 25, 2005
Vanguard VIF Small Company Growth Portfolio	May 25, 2005
Investments
Net purchase payments received by the Mutual Fund Account are invested in the portfolios of the Series Funds as selected by the contract owners. Investments are stated at the closing net asset values per share as of December 31, 2007.
Realized capital gains and losses from sales of shares in the Series Funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains and losses from investments in the Series Funds are credited or charged to contract owners’ equity.
Dividend Income
Dividends received from the Series Fund investments are reinvested to purchase additional mutual fund shares.

7

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007
2. Investments
The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2007 were as follows:

	Purchases	Sales
First Eagle Variable Fund
First Eagle Overseas Variable Fund	$308,021	$93,207
PIMCO Variable Insurance Trust
PIMCO VIT Total Return	199975	98126
PIMCO VIT High Yield	56155	53871
PIMCO VIT Short-Term	122015	88656
Vanguard Variable Insurance Fund
Vanguard VIF Capital Growth Portfolio	248845	101577
Vanguard VIF Diversified Value Portfolio	257546	96725
Vanguard VIF Equity Index Portfolio	291470	84155
Vanguard VIF Mid-Cap Index Portfolio	294777	86523
Vanguard VIF Money Market Portfolio	657582	26280
Vanguard VIF REIT Index Portfolio	134943	109717
Vanguard VIF Small Company Growth Portfolio	256603	89352

8

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007

	First Eagle	PIMCO VIT Total	PIMCO VIT	Vanguard VIF	Vanguard VIF	Vanguard VIF	Vanguard VIF	Vanguard VIF	Vanguard VIF	Vanguard VIF Small	PIMCO VIT
	Overseas	Return	High Yield	Capital Growth	Diversified Value	Equity Index	Mid-Cap Index	Money Market	REIT Index	Company Growth	Short-Term
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at January 1, 2006	44979.5989	58594.4694	9656.7049	29070.468	42554.4349	36968.5557	26276.9988	20213.3815	24357.0594	30824.4212	9097.6321
Net units purchased (redeemed and transferred)	172937.4658	361886.6291	43427.453	185046.0208	158785.6177	171239.2772	154164.4353	204742.9104	65689.0268	141323.8139	149472.2887

Units outstanding at December 31, 2006	217,917	420,481	53,084	214,116	201,340	208,208	180,441	224,956	90,046	172,148	158,570
Net units purchased (redeemed and transferred)	102,701	65,572	(3,337)	92,209	84,348	131,205	97,890	535,098	(3,537)	95,664	22,097

Units outstanding at December 31, 2007	320,618	486,053	49,747	306,325	285,688	339,413	278,331	760,054	86,509	267,812	180,667

9

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007
4. Financial Highlights
The Mutual Fund Account has presented the following disclosures required by the AICPA Audit and Accounting Guide for Investment Companies.

					Investment
	Year		Unit Fair	Net	Income	Expense	Total
Subaccount	Ended	Units	Value	Assets	Ratio*	Ratio**	Return***
	First Eagle Overseas
	12/31/2007	320618.1619	$2.14	$686,180	0.00%	0.67%	7.80%
	12/31/2006	217917.0647	1.99	432,619	9.27	0.67	25.08
	12/31/2005(1)	44979.5989	1.59	71,391	4.03	0.67	21.45
	PIMCO VIT Total Return
	12/31/2007	486052.9114	1.22	595,277	5.01	0.67	8.92
	12/31/2006	420481.0985	1.12	472,779	4.81	0.67	4.01
	12/31/2005(1)	58594.4694	1.08	63,344	2.76	0.67	2.61
	PIMCO VIT High Yield
	12/31/2007	49747.3188	1.31	65,097	7.19	0.67	3.67
	12/31/2006	53084.2779	1.26	67,007	7.42	0.67	9.27
	12/31/2005(1)	9656.7049	1.16	11,155	4.41	0.67	4.27
	Vanguard VIF Capital Growth
	12/31/2007	306324.5884	1.65	503,972	0.60	0.67	12.48
	12/31/2006	214116.4888	1.46	313,187	0.41	0.67	11.63
	12/31/2005(1)	29070.468	1.31	38,093	0.00	0.67	7.68
	Vanguard VIF Diversified Value
	12/31/2007	285688.3318	1.68	479,335	1.45	0.67	3.93
	12/31/2006	201339.8526	1.61	325,026	1.10	0.67	18.88
	12/31/2005(1)	42554.4349	1.36	57,788	0.00	0.67	7.61
	Vanguard VIF Equity Index
	12/31/2007	339412.9745	1.47	500,529	1.19	0.67	5.38
	12/31/2006	208207.8329	1.40	291,363	0.90	0.67	15.71
	12/31/2005(1)	36968.5557	1.21	44,710	0.00	0.67	4.79
	Vanguard VIF Mid-Cap Index
	12/31/2007	278331.3881	1.72	478,720	0.93	0.67	6.14
	12/31/2006	180441.4341	1.62	292,398	0.68	0.67	13.75
	12/31/2005(1)	26276.9988	1.42	37,433	0.00	0.67	13.97

10

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007
4. Financial Highlights (continued)

					Investment
	Year		Unit Fair	Net	Income	Expense	Total
Subaccount	Ended	Units	Value	Assets	Ratio*	Ratio**	Return***
Vanguard VIF Money Market
	12/31/2007	760053.8674	$1.16	$878,463	5.38%	0.67%	5.24%
	12/31/2006	224956.2919	1.10	247,056	5.45	0.67	5.05
	12/31/2005(1)	20213.3815	1.05	21,132	2.46	0.67	3.19
Vanguard VIF REIT Index
	12/31/2007	86508.5602	1.67	144,605	1.90	0.67	(16.60)
	12/31/2006	90046.0862	2.00	180,477	1.52	0.67	34.93
	12/31/2005(1)	24357.0594	1.49	36,181	0.00	0.67	11.83
Vanguard VIF Small Company Growth
	12/31/2007	267812.2498	1.47	393,382	0.36	0.67	3.77
	12/31/2006	172148.2351	1.42	243,686	0.18	0.67	10.21
	12/31/2005(1)	30824.4212	1.28	39,591	0.00	0.67	6.26
PIMCO VIT Short-Term
	12/31/2007	180667.491	1.12	202,515	3.85	0.67	4.65
	12/31/2006	158569.9208	1.07	169,840	4.69	0.67	4.44
	12/31/2005(1)	9097.6321	1.03	9,330	2.28	0.67	2.55

11

4. Financial Highlights (continued)
*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Series Funds, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Series Funds in which the subaccounts invest. These ratios are annualized for periods less than one year.

**	These ratios represent the annualized contract expenses of the Mutual Fund Account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Series Fund are excluded. Expense ratios for periods less than one year have been annualized.

***	These amounts represent the total return for the period indicated, including changes in the value of the underlying Series Funds, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

12

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2007
5. Administrative, Mortality, and Expense Risk Charge
On each monthly deduction day, Transamerica Life currently deducts a mortality and expense risk charge equal to an annual rate of .67% of the cash value in the Subaccounts in policy years 1-17 and .25% of the cash value in the Subaccounts in policy years 18-30 and .15% for thereafter. Transamerica Life also deducts a monthly charge to compensate Transamerica Life for the anticipated cost of paying the life insurance benefit that exceeds the cash value upon the insured’s death. This charge varies from policy to policy and month to month and is dependent upon a number of variables. Also, on each policy anniversary during policy years 2-7, Transamerica Life currently deducts .017% in excess premium received in policy years 2-7 from the excess premium received in the first policy year and .25% of premium received up to target premium. Transamerica Life also deducts a monthly administrative fee equal to $5.00 and not to exceed $10.00 in all policy years.
6. Income Taxes
Operations of the Separate Account form a part of Transamerica Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the “Code”). The operations of the Separate Account are accounted for separately from other operations of Transamerica Life for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from Transamerica Life. Under existing federal income tax laws, the income of the Separate Account, to the extent applied to increase reserves under the variable life contracts, is not taxable to Transamerica Life.
7. Dividend Distributions
Dividends are not declared by the Mutual Fund Account, since the increase in the value of the underlying investment in the Series Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Mutual Fund Account. Consequently, a dividend distribution by the underlying Series Funds does not change either the accumulation unit price or equity values within the Mutual Fund Account.

13

Financial Statements and Schedules — Statutory Basis
Transamerica Life Insurance Company
Years Ended December 31, 2007, 2006 and 2005

Transamerica Life Insurance Company
Financial Statements and Schedules— Statutory Basis
Years Ended December 31, 2007, 2006 and 2005

• Ernst & Young llp Suite 3000 801 Grand Avenue Des Moines, IA 50309-2764	• Phone: (515) 243-2727 www.ey.com
Report of Independent Registered Public Accounting Firm
The Board of Directors
Transamerica Life Insurance Company
We have audited the accompanying statutory-basis balance sheets of Transamerica Life Insurance Company (an indirect wholly owned subsidiary of AEGON N.V.) as of December 31, 2007 and 2006, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2007. Our audit also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.
In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Transamerica Life Insurance Company at December 31, 2007 and 2006, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2007.

A member firm of Ernst & Young Global Limited	1

• Ernst & Young LLP
However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Life Insurance Company at December 31, 2007 and 2006, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2007, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.
As discussed in Note 3 to the financial statements, in 2006 Transamerica Life Insurance Company changed its accounting for investments in certain low income housing tax credit properties and in 2005 the Company changed its method of accounting for certain subsidiaries and affiliates.
March 28, 2008

A member firm of Ernst & Young Global Limited	2

Transamerica Life Insurance Company
Balance Sheets — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)

	December 31
	2007	2006

Admitted assets
Cash and invested assets:
Cash, cash equivalents and short-term investments	$1,182,364	$1,552,965
Bonds:
Affiliated entities	512,234	501,180
Unaffiliated	27,987,619	32,103,292
Preferred stocks:
Affiliated entities	1,627	1,085
Unaffiliated	1,328,054	1,689,094
Common stocks:
Affiliated entities (cost: 2007 — $85,125; 2006 — $84,843)	84,902	82,202
Unaffiliated (cost: 2007 — $169,868; 2006 — $366,148)	175,403	393,176
Mortgage loans on real estate	6,038,594	5,760,667
Real estate (net of encumbrances):
Home office properties	6,160	6,237
Properties held for production of income	2,463	2,466
Properties held for sale	20,268	21,508
Policy loans	92,978	130,144
Receivable for securities	55,363	6,651
Other invested assets	2,152,611	1,543,092

Total cash and invested assets	39,640,640	43,793,759

Premiums deferred and uncollected	20,822	20,444
Due and accrued investment income	767,993	853,244
Reinsurance balances recoverable	5,078	2,914
Net deferred income tax asset	139,589	108,342
Receivable from parent, subsidiaries, and affiliates	69,694	165,881
Other admitted assets	105,384	109,938
Separate account assets	32,759,905	28,875,013

Total admitted assets	$73,509,105	$73,929,535

	December 31
	2007	2006

Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$3,887,337	$4,040,838
Annuity	19,297,739	23,038,230
Accident and health	896,258	812,961
Policy and contract claim reserves:
Life	33,849	35,143
Accident and health	43,078	39,502
Liabilities for deposit-type contracts	5,962,783	7,085,285
Other policyholders’ funds	2,542	2,646
Remittances and items not allocated	135,840	167,889
Borrowed money	—	493,336
Asset valuation reserve	816,295	803,012
Interest maintenance reserve	176,160	159,356
Case level liabilities	20,561	18,865
Other liabilities	439,903	503,931
Reinsurance in unauthorized companies	15,612	—
Funds held under coinsurance and other reinsurance treaties	7,008,745	5,950,970
Transfers from separate accounts due or accrued (including $(469,120) and $(477,683) accrued for expense allowances recognized in reserves, net of reinsured allowances)	(472,791)	(482,082)
Federal and foreign income taxes payable (including $175,872 and $50,291 on realized capital gains (losses) at December 31, 2007 and 2006, respectively)	111,200	20,923
Payable for securities	133,303	90,398
Payable to affiliates	251,087	230,656
Separate account liabilities	32,759,855	28,874,898

Total liabilities	71,519,356	71,886,757

Capital and surplus:
Common stock, $10 per share par value, 1,000,000 shares authorized, 316,955 issued and outstanding shares	3,170	3,170
Preferred stock, Series A, $10 per share par value, 42,500 shares authorized and issued (total liquidation value — $58,000); Series B, $10 per share par value, 250,000 shares authorized, 87,755 shares issued and 30,415 shares outstanding as of December 31, 2007 and 87,755 shares issued and outstanding at December 31, 2006 (total liquidation value — $877,550)	1,302	1,302
Treasury stock, Series A Preferred, $10 per share par value, 42,500 shares and Series B Preferred, $10 per share par value, 57,340 shares as of December 31, 2007. Series A Preferred, 10 per share par value, 57,340 shares as of December 31, 2006.	(631,400)	(58,000)
Paid-in surplus	1,437,881	1,437,768
Unassigned surplus	1,178,796	658,538

Total capital and surplus	1,989,749	2,042,778

Total liabilities and capital and surplus	$73,509,105	$73,929,535

See accompanying notes.

Transamerica Life Insurance Company
Statements of Operations — Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2007	2006	2005

Revenues:
Premiums and other considerations, net of reinsurance:
Life	$113,191	$392,558	$734,878
Annuity	5,168,514	4,322,254	4,191,484
Accident and health	198,224	194,973	178,855
Net investment income	2,293,196	2,376,911	2,390,054
Amortization of interest maintenance reserve	14,771	21,795	39,488
Commissions and expense allowances on reinsurance	55,684	187,363	105,759
ceded Consideration for reinsurance recapture	253,942	—	—
Income from fees associated with investment management, administration and contract guarantees for separate accounts	418,291	369,936	276,684
Reserve adjustments on reinsurance ceded	1,324,466	1,234,064	(219,021)
Income from administrative service agreement with TFA	48,726	42,513	—
Other income	55,569	51,256	62,744

	9,944,574	9,193,623	7,760,925
Benefits and expenses:
Benefits paid or provided for:
Life	143,572	115,217	118,906
Accident and Health	129,402	113,547	102,075
Surrender benefits	8,253,615	7,291,738	5,415,085
Other benefits	1,425,984	1,487,689	1,380,601
Increase (decrease) in aggregate reserves for policies and contracts:
Life	(153,501)	32,072	45,992
Annuity	(3,787,437)	(3,863,633)	(1,974,994)
Accident and health	83,297	98,588	86,538

	6,094,932	5,275,218	5,174,203
Insurance expenses:
Commissions	452,260	435,419	425,434
General insurance expenses	268,195	253,636	242,493
Insurance taxes, licenses and fees	39,076	41,256	27,899
Net transfers to separate accounts	1,727,725	2,417,521	1,365,516
Reinsurance reserve recapture	—	—	813
Change in case liability	20,561	18,865	13,640
Consideration paid on reinsurance transaction	607,721	—	—
Other expenses	621,276	396,828	216,748

	3,736,814	3,563,525	2,292,543

Total benefits and expenses	9,831,746	8,838,743	7,466,746

Gain from operations before dividends to policyholders, federal income tax expense and net realized capital gains on investments	112,828	354,880	294,179
Dividends to policyholders	534	557	455

Gain from operations before federal income tax expense and net realized capital gains on investments	112,294	354,323	293,724
Federal income tax expense	71,239	136,412	4,302

Gain from operations before net realized capital gains on investments	41,055	217,911	289,422
Net realized capital gains on investments (net of related federal income taxes and amounts transferred to/from interest maintenance reserve)	229,723	114,487	9,223

Net income	$270,778	$332,398	$298,645

See accompanying notes.

Transamerica Life Insurance Company
Statements of Changes in Capital and Surplus — Statutory Basis
(Dollars in Thousands)

							Total
	Common	Preferred	Treasury	Surplus	Paid-in	Unassigned	Capital and
	Stock	Stock	Stock	Notes	Surplus	Surplus	Surplus

Balance at January 1, 2005	$2,578	$425	$—	$575,000	$1,787,236	$205,372	$2,570,611
Net income	—	—	—	—	—	298,645	298,645
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	39,668	39,668
Change in other non-admitted assets	—	—	—	—		(1,718)	(1,718)
Change in asset valuation reserve	—	—	—	—	—	(146,776)	(146,776)
Repayment of surplus in separate accounts	—	—	—	—	—	199	199
Change in provision for reinsurance in unauthorized companies	—	—	—	—	—	(17,011)	(17,011)
Change in net deferred income tax asset	—	—	—	—	—	34,505	34,505
Cumulative effect of change in accounting principle	—	—	—	—	—	(6,668)	(6,668)
Issuance of common stock in connection with statutory merger	592	877	—	—	(1,812)	343	—
Return of capital	—	—	—		(348,051)	—	(348,051)
Reinsurance transactions	—	—	—	—	—	(5,982)	(5,982)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	—	—	—	623	—	623

Balance at December 31, 2005	$3,170	$1,302	$—	$575,000	$1,437,996	$400,577	$2,418,045

Transamerica Life Insurance Company
Statements of Changes in Capital and Surplus — Statutory Basis
(Dollars in Thousands)

							Total
	Common	Preferred	Treasury	Surplus	Paid-in	Unassigned	Capital and
	Stock	Stock	Stock	Notes	Surplus	Surplus	Surplus

Balance at December 31, 2005	$3,170	$1,302	$—	$575,000	$1,437,996	$400,577	$2,418,045
Cumulative effect of change in accounting principle	—	—	—	—	—	(1,665)	(1,665)
Net income	—	—	—	—	—	332,398	332,398
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	105,010	105,010
Change in net unrealized foreign exchange capital gains/losses, net of tax	—	—	—	—	—	(3,602)	(3,602)
Change in other non-admitted assets	—	—	—	—	—	(98,040)	(98,041)
Change in asset valuation reserve	—	—	—	—	—	(139,821)	(139,821)
Repayment of surplus in separate accounts	—	—	—	—	—	79	79
Change in provision for reinsurance in unauthorized companies	—	—	—	—	—	17,264	17,264
Change in net deferred income tax asset	—	—	—	—	—	91,021	91,021
Reinsurance transactions	—	—	—	—	—	4,640	4,640
Dividend to stockholders	—	—	—	—	—	(69,803)	(69,803)
Repurchase of Series A preferred stock	—	—	(58,000)	—	—	—	(58,000)
Correction of prior period error	—	—	—	—	—	20,480	20,480
Repayment of surplus notes	—	—	—	(575,000)	—	—	(575,000)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	—	—	—	(228)	—	(228)

Balance at December 31, 2006	$3,170	$1,302	$(58,000)	$—	$1,437,768	$658,538	$2,042,778

Transamerica Life Insurance Company
Statements of Changes in Capital and Surplus — Statutory Basis (continued)
(Dollars in Thousands)

							Total
	Common	Preferred	Treasury	Surplus	Paid-in	Unassigned	Capital and
	Stock	Stock	Stock	Notes	Surplus	Surplus	Surplus

Balance at December 31, 2006	$3,170	$1,302	$(58,000)	$—	$1,437,768	$658,538	$2,042,778
Net income	—	—	—	—	—	270,778	270,778
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	122,039	122,039
Change in net unrealized foreign exchange capital gains/losses, net of tax	—	—	—	—	—	6,861	6,861
Change in other non-admitted assets	—	—	—	—	—	51,329	51,329
Change in asset valuation reserve	—	—	—	—	—	(13,283)	(13,283)
Repayment of surplus in separate accounts	—	—	—	—	—	(64)	(64)
Change in provision for reinsurance in unauthorized companies	—	—	—	—	—	(15,612)	(15,612)
Change in net deferred income tax asset	—	—	—	—	—	(6,996)	(6,996)
Reinsurance transactions	—	—	—	—	—	187,828	187,828
Dividend to stockholders	—	—	—	—	—	(51,600)	(51,600)
Change in reserve on account of change in valuation basis	—	—	—	—	—	(1,736)	(1,736)
Repurchase of Series B preferred stock	—	—	(573,400)	—	—	—	(573,400)
Tax benefit on stock options exercised	—	—	—	—	2	—	2
Correction of prior period error	—	—	—	—	—	(29,286)	(29,286)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	—	—	—	111	—	111

Balance at December 31, 2007	$3,170	$1,302	$(631,400)	$—	$1,437,881	$1,178,796	$1,989,749

See accompanying notes.

Transamerica Life Insurance Company
Statements of Cash Flow — Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2007	2006	2005

Operating activities
Premiums collected, net of reinsurance	$5,470,210	$4,910,880	$5,105,476
Net investment income	2,484,234	2,490,060	2,466,077
Miscellaneous income	2,305,880	1,972,319	259,085
Benefit and loss related payments	(11,509,376)	(10,395,471)	(7,792,780)
Net transfers to separate accounts	(1,720,824)	(2,326,426)	(1,199,281)
Commissions, expenses paid and aggregate write-ins for deductions	(1,998,299)	(1,155,948)	(985,993)
Dividends paid to policyholders	(521)	(523)	(584)
Federal and foreign income taxes paid	(140,792)	(53,236)	(175,128)

Net cash used in operating activities	(5,109,488)	(4,558,345)	(2,323,128)

Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	19,515,825	18,812,848	23,151,411
Common stocks	422,290	200,499	83,756
Preferred stocks	587,261	398,977	361,028
Mortgage loans	992,102	1,271,404	1,303,236
Real estate	1,508	7,004	15,683
Other invested assets	492,895	346,990	284,913
Receivable for securities	42,905	66,568	17,374
Miscellaneous proceeds	5,856	—	11,490

Total investment proceeds	22,060,642	21,104,290	25,228,891

Cost of investments acquired:
Bonds	(15,271,610)	(16,845,468)	(20,643,565)
Common stock	(148,636)	(361,184)	(106,718)
Preferred stock	(179,343)	(468,081)	(223,919)
Mortgage loans	(1,269,740)	(1,266,019)	(1,346,022)
Real estate	(394)	(2,486)	(303)
Other invested assets	(861,354)	(609,485)	(396,494)
Payable for securities	(48,712)	—	(1,346,713)
Miscellaneous applications	(5,777)	(13,718)	(5,322)

Total cost of investments acquired	(17,785,566)	(19,566,441)	(24,069,056)
Net decrease (increase) in policy loans	37,166	(6,923)	(6,969)

Net cost of investments acquired	(17,748,400)	(19,573,364)	(24,076,025)

Net cash provided by investing activities	$4,312,242	$1,530,926	$1,152,866

Transamerica Life Insurance Company
Statements of Cash Flow — Statutory Basis (continued)
(Dollars in Thousands)

	Year Ended December 31
	2007	2006	2005

Financing and miscellaneous activities
Other cash provided:
Borrowed funds received (returned)	$(491,075)	$482,624	$8,450
Net deposits (withdrawals) on deposit-type contract funds and other liabilities without life or disability contingencies	399,533	542,778	(360,558)
Funds held under reinsurance treaty with unauthorized reinsurers	1,055,389	3,654,695	973,428
Other sources	87,798	249,848	(74,352)

Total cash provided	1,051,645	4,929,945	546,968

Other cash applied:
Dividends paid to stockholders	(51,600)	(42,588)	—
Repurchase of surplus notes	—	(575,000)	—
Repurchase of preferred stock	(573,400)	(58,000)
Capital distribution	—	—	(348,051)

Total other cash applied	(625,000)	(675,588)	(348,051)

Net cash provided by financing and miscellaneous activities	426,645	4,254,357	198,917

Net increase (decrease) in cash, cash equivalents and short-term investments	(370,601)	1,226,938	(971,345)

Cash, cash equivalents and short-term investments:
Beginning of year	1,552,965	326,027	1,297,372

End of year	$1,182,364	$1,552,965	$326,027

Supplemental disclosure of cash flow information for non-cash transactions:
Dividend paid in non-affiliated stock	$—	$27,215	$—

Noncash proceeds:

Hybrid schedule reclass	$7,200	$1,231,903	$—

See accompanying notes.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
December 31, 2007
1. Organization and Summary of Significant Accounting Policies
Organization
Transamerica Life Insurance Company (the Company) is a stock life insurance company and is owned by AEGON USA, Inc. (100% of preferred shares) and Transamerica Occidental Life Insurance Company (100% of common shares). AEGON USA, Inc. (AEGON) and Transamerica Occidental Life Insurance Company (TOLIC) are both indirect wholly-owned subsidiaries of AEGON N.V., a holding company organized under the laws of The Netherlands.
On October 1, 2005, the Company completed a merger with Transamerica Life Insurance and Annuity Company (TALIAC), which was a wholly-owned subsidiary of an affiliate, TOLIC. The merger was accounted for in accordance with Statutory Accounting Principles (SSAP) No. 68, Business Combinations and Goodwill, as a statutory merger. Prior to the merger of the Company and TALIAC, TALIAC owned 34,295 shares and AEGON owned 223,500 shares in common stock of the Company. TOLIC owned 100% (25,000 shares) of the outstanding common shares of TALIAC prior to the merger. As a result of the merger, the 34,295 outstanding shares of the Company previously held by TALIAC were retired and considered authorized but unissued stock of the merged entity. AEGON exchanged its 223,500 common shares of the Company for 87,755 shares of a newly issued Series B non-voting class of preferred stock of the merged entity, shares equivalent in value to that of the common shares previously held. Also in conjunction with the merger, the TALIAC stock was deemed cancelled by operation of law. In exchange for its agreement to merge TALIAC into the Company, TOLIC received 316,955 shares of the merged entity, which was an equivalent fair value of the TALIAC stock that was deemed cancelled. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities and surplus of TALIAC were carried forward to the merged company. Total capital and surplus of the Company was reduced by the value of the Company’s stock held by TALIAC prior to the merger in the amount of $171,482.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Summarized financial information for the Company and TALIAC restated for the period prior to the merger is as follows:

Nine Months Ended
September 30
2005
Unaudited
Revenues:
Company	$3,371,185
TALIAC	2,857,854
Merger elimination	(51,949)

As restated	$6,177,090

Net income:
Company	$72,538
TALIAC	158,430
Merger elimination	(51,949)

As restated	$179,019

Nature of Business
The Company sells individual non-participating whole life, endowment and term contracts, structured settlements, pension products, as well as a broad line of single fixed and flexible premium annuity products and guaranteed interest contracts and funding agreements. In addition, the Company offers group life, universal life and individual and specialty health coverages. The Company is licensed in 49 states and the District of Columbia, Guam, Puerto Rico, and the US Virgin Islands. Sales of the Company’s products are primarily through the Company’s agents and financial institutions.
Basis of Presentation
The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:
Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income for those designated as available-for-sale. Fair value for statutory purposes is based on the price published by the Securities Valuation Office of the NAIC (SVO), if available, whereas fair value for GAAP is based on quoted market prices.
All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Under GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CCO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the fair value. If high credit quality securities are adjusted, the retrospective method is used.
Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of capital and surplus rather than to income as required for fair value hedges.
Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value with changes in fair value reported in income.
Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.
Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.
The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.
Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual bond or mortgage loan sold. That net deferral is reported as the “interest maintenance reserve” (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
The “asset valuation reserve” (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.
Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.
Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.
Separate Accounts with Guarantees: Some of the Company’s separate accounts provide policyholders with a guaranteed return. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.
Non-admitted Assets: Certain assets designated as “non-admitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that those assets are not impaired.
Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk and for guaranteed interest in group annuity contracts are recorded and for guaranteed interest in group annuity contracts using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
account value and interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies, premiums received and benefits paid would be recorded directly to the reserve liability.
Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.
Reinsurance: Any reinsurance balance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.
Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.
Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.
Deferred Income Taxes: Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software, and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are non-admitted. Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes`, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in all future years and a valuation allowance is established for deferred income tax assets not realizable.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Surplus Notes: Surplus notes are reported as surplus rather than as liabilities as would be required under GAAP.
Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.
Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.
The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.
Other significant accounting practices are as follows:
Investments
Investments in bonds (except those to which the Securities Valuation Office of the NAIC (SVO) has ascribed an NAIC designation of a 6), are reported at cost using the interest method.
Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except principal-only and interest-only securities, which are valued using the prospective method.
Redeemable preferred stocks that have characteristics of debt securities and are rated as high quality or better are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost or fair value. Nonredeemable preferred stocks are reported at fair value or lower of cost or fair value as determined by the Securities Valuation Office of the NAIC (SVO) and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Beginning in 2006, hybrid securities, not classified as debt by the SVO, are reported as preferred stock. Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. Reclassifications of securities from bonds to preferred stock have been made by the Company in the amount of $7,200 and $1,231,903 as of December 31, 2007 and 2006, respectively, due to the SVO identification of such securities. Although the classification has changed, these hybrid securities continue to meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost based upon their NAIC rating. A corresponding reclassification was not made as of December 31, 2005.
Common stocks of unaffiliated companies and mutual funds are carried at fair value as determined by the SVO and the related unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes. Common stocks of affiliated noninsurance companies are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses.
The Company is restricted to trading Primus Guaranty, Ltd (Primus) and ACA Capital Holdings, Inc. (ACA), both common stock holdings, due to its ownership interest, which would require special securities filings prior to executing any purchase or sale transactions in regard to these securities. The carrying amount in Primus, which is carried at fair value, as of December 31, 2007 and 2006 was $39,134 and $64,479, respectively. The carrying amount in ACA, which is carried at fair value, as of December 31, 2007 was $629. ACA was not restricted as of December 31, 2006.
Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.
Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.
Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other than temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Real estate occupied by the Company is reported at cost less allowances for depreciation. Land is reported at cost. Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is computed by the straight-line method over the estimated useful lives of the properties.
Policy loans are reported at unpaid principal balances.
The Company has minor ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying GAAP equity of the investee. The Company did not recognize impairment write-downs for its investments in joint ventures and limited partnerships during the year ended December 31, 2007. The Company recognized impairment write-downs for its investments in joint ventures and limited partnerships in the amount of $2,172 and $2,261, during the years ended December 31, 2006 and 2005, respectively.
Investments in Low Income Housing Tax Credits (LIHTC) Properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.
Other “admitted assets” are valued principally at cost.
Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.
Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2007 and 2006, the Company excluded investment income due and accrued of $302 and $1,299, respectively, with respect to such practices.
The carrying amounts of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in fair value that is other than temporary, the carrying amount of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying amount are recognized as realized losses on investments.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
The Company enters into municipal reverse repurchase agreements for which it requires a minimum of 95% of the fair value of the securities transferred to be maintained as collateral.
For dollar reverse repurchase agreements, the Company receives cash collateral in an amount at least equal to the market value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company.
Derivative Instruments
Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus along with any adjustments for federal income taxes, until the transaction is terminated.
The Company may hold foreign denominated assets or liabilities and cross currency swaps are utilized to convert the asset or liability to a US denominated security. Cross currency swap agreements are contracts to exchange two principal amounts of two currencies at the prevailing exchange rate at inception of the contract. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually and the terms of the swap must meet the terms of the hedged instrument. For cross currency swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in unassigned surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
The Company issues products providing the customer a return based on the S&P 500 and NASDAQ 1000 indices. The Company uses S&P 500 and NASDAQ 1000 futures and/or options to hedge the liability option risk associated with these products. Futures are marked to market on a daily basis and a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements. Options are marked to fair value in the balance sheet and fair value adjustments are recorded in unassigned surplus.
Capped floating rate commercial mortgage loans and interest rate caps that are designated as hedges and meet hedge accounting rules are carried at amortized cost in the financial statements. A gain or loss upon early termination would be reflected in the IMR similar to the underlying instrument.
The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income for forward-starting interest rate swaps begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.
A replication transaction is a derivative transaction, generally a credit default swap, entered into in conjunction with a cash instrument that is used to reproduce the investment characteristics of an otherwise permissible investment. For replication transactions, generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.
The carrying value of derivative instruments is reflected in either the other invested assets or the other liabilities line within the balance sheet, depending upon the net balance of the derivatives as of the end of the reporting period. As of December 31, 2007 and 2006, derivatives in the amount of $174,391 and $157,037, respectively, were reflected in the other liabilities line within the financial statements.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Aggregate Reserves for Policies and Contracts
Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables based on statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by the Insurance Division, Department of Commerce, of the State of Iowa.
The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958 and 1980 Commissioners’ Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.0 to 6.0 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.
The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. The Company returns any portion of the final premium beyond the date of death.
Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.
Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.25 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.
Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in Statement of Statutory Accounting Principles (SSAP) No. 50, Classifications and Definitions of Insurance or Managed Care Contracts in Force. These liabilities have annuitization options at

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioners’ Annuity Reserve Valuation Method.
Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.
Policy and Contract Claim Reserves
Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.
Reinsurance
Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and are amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.
Liability for Deposit-Type Contracts
Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease to the liability balance, and are not reflected as premiums, benefits or changes in reserve in the statement of operations.
The Company issues funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Separate Accounts
Separate accounts held by the Company, primarily for individual policyholders as well as for group pension plans, do not have any minimum guarantees, and the investment risks associated with market value changes are borne by the policyholder. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments.
Certain other separate accounts held by the Company provide a minimum guaranteed return of 3% of the average investment balance to policyholders. The assets consist of long-term bonds and short-term investments which are carried at amortized cost.
Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The investment risks associated with market value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist. The Company received variable contract premiums of $5,533,742, $4,875,079 and $3,593,932 in 2007, 2006 and 2005, respectively. In addition, the Company received $418,291, $369,936 and $276,684, in 2007, 2006 and 2005, respectively, related to fees associated with investment management, administration, and contractual guarantees for separate accounts.
Premiums and Annuity Considerations
Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and revenues are recognized over the premium paying periods of the related policies. Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Stock Option and Stock Appreciation Rights Plans
Prior to 2002 and in 2005 through 2007, AEGON N.V. sponsored a stock option plan for eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus.
The Company’s employees participate in various stock appreciation rights (SAR) plans issued by the Company’s indirect parent. In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company’s employees has been charged to the Company, with an offsetting amount credited to paid-in surplus. The Company recorded an expense of $(159), $(272) and $359 for the years ended December 31, 2007, 2006 and 2005 respectively. In addition, the Company recorded an adjustment to paid-in surplus for the income tax effect related to these plans over and above the amount reflected in the statement of operations in the amount of $270, $44 and $264 for years ended December 31, 2007, 2006 and 2005 respectively.
Reclassifications
Certain reclassifications have been made to the 2005 and 2006 financial statements to conform to the 2007 presentation.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
2. Prescribed and Permitted Statutory Accounting Practices
The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. The Insurance Division, Department of Commerce, of the State of Iowa recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting financial condition and results of operations of an insurance company, and for determining its solvency under the Iowa Insurance Law.
The NAIC’s Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Iowa. The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to reserve credits with respect to secondary guarantee reinsurance treaties. As prescribed by Iowa Administrative Code 191-17.3(2), the commissioner found that the Company is entitled to take reserve credit for such a reinsurance contract in the amount equal to the portion of total reserves attributable to the secondary guarantee, whereas this type of reinsurance does not meet the specific requirements of SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance and Appendix A-791 of the NAIC SAP.
A reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Iowa is shown below:

	2007	2006	2005

Net income (loss), State of Iowa basis	$241,492	$332,398	$298,645
State prescribed practice for secondary guarantee reinsurance	—	—	—

Net income (loss), NAIC SAP	$241,492	$332,398	$298,645

Statutory surplus, State of Iowa basis	$1,989,749	$2,042,778	$2,418,045
State prescribed practice for secondary guarantee reinsurance	(286,392)	—	—

Statutory surplus, NAIC SAP	$1,703,357	$2,042,778	$2,418,045

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
3. Accounting Changes and Correction of Errors
Effective January 1, 2006, the Company adopted SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments. This statement established statutory accounting principles for investments in federal and certain state sponsored Low Income Housing Tax Credit (LIHTC) properties. SSAP No. 93 states that LIHTC investments shall be initially recorded at cost and amortized based on the proportion of tax benefits received in the current year to the total estimated tax benefits to be allocated to the investor. Prior to 2006, the Company’s investments in LIHTC investments were reported in accordance with SSAP No. 48 and SSAP No. 88 and carried at audited GAAP equity. The cumulative effect is the difference between the audited GAAP equity amount at December 31, 2005 and the amortized cost assuming the new accounting principles had been applied retroactively for prior periods. As a result of the change, the Company reported a cumulative effect of a change of accounting principle that reduced unassigned surplus by $1,665 at January 1, 2006.
Effective January 1, 2005, the Company adopted SSAP No. 88, Investments in Subsidiary, Controlled and Affiliated Entities (SCA entities). According to SSAP No. 88, noninsurance subsidiaries are carried at audited GAAP equity. Prior to 2005, the Company’s investments in noninsurance subsidiaries were reported in accordance with SSAP No. 46, Investments in Subsidiary, Controlled and Affiliated Entities, and carried at statutory equity. The cumulative effect is the difference between the amount of capital and surplus that would have been reported on January 1, 2005 if the new accounting principle had been applied retroactively for prior periods. As a result of the change, the Company reported a cumulative effect of a change of accounting principle that reduced unassigned surplus by $6,668 at January 1, 2005.
Effective January 1, 2005, the Company adopted SSAP No. 91, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SSAP No. 91 addresses, among other things, the criteria that must be met in order to account for certain asset transfers as sales rather than collateralized borrowings. Transfers impacted by SSAP No. 91 that the Company engages in include securities lending, repurchase and reverse repurchase agreements and dollar reverse repurchase agreements. In accordance with SSAP No. 91, if specific criteria are met, reverse repurchase agreements and dollar reverse repurchase agreements are accounted for as collateralized borrowings and repurchase agreements are accounted for as collateralized lending. The cumulative effect of the adoption of this SSAP is the difference between the amount of capital and surplus that would have been reported on January 1, 2005 if the new accounting principle had been applied retroactively for prior periods. This change of accounting principle had no impact on unassigned surplus as of January 1, 2005.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
3. Accounting Changes and Correction of Errors (continued)
During 2007, the Company discovered that the cash surrender value used in the calculation of statutory reserves for a specific product did not reflect the three percent guarantee that is a part of the strategy option. As a result, the reserve balance was understated by $45,055 as of and for the year ended 2006. The current year statement of operations reflects a decrease in the change in reserve balance with an offset to unassigned surplus to correct this error.
During 2006, the Company discovered that the Interest Maintenance Reserve (IMR) incorrectly included interest-related realized gains and losses associated with specific assets supporting a block of business in which the policyholders were being credited the daily return on such investments. As a result, the IMR balance was overstated by $20,480 as of and for the year ended 2005. The 2006 financials reflect a reduction in the IMR balance with an offset to unassigned surplus to correct this error.
4. Capital and Surplus
On December 26, 2006, the Company repurchased its 42,500 shares of non-voting Series A preferred shares for $58,000, which is reflected as treasury stock as of December 31, 2006. On December 19, 2007, the Company repurchased 57,340 shares of its Series B preferred shares for $573,400. The par value of each class of preferred stock is $10 per share and the liquidation value of Series A is $1,365 per share and Series B is $10 per share. The per share liquidation values shall be adjusted proportionally to reflect any resulting increase or decrease in the number of outstanding shares of preferred stock. Holders of the Series A preferred shares shall be entitled to receive dividends equal to the amount of income generated from a segregated pool of assets, including cash, cash equivalents, mortgages and debt securities and these dividends are cumulative in nature. Holders of the Series B preferred shares shall be entitled to receive dividends equal to the rate of six percent of the issue price of the Series B preferred Stock. Holders of both series of preferred stock have no right to cause mandatory or optional redemption of the shares. As of December 31, 2007 and 2006, cumulative unpaid dividends relating to the preferred shares were $24,881 and $23,828, respectively.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
4. Capital and Surplus (continued)
The Company paid a preferred stock dividend of $51,600 to its Series B preferred stock shareholder, AEGON, on December 19, 2007. The Company paid a preferred stock dividend of $42,588 to its Series A and Series B preferred shareholder, AEGON, on December 26, 2006. On October 23, 2006, the Company paid a preferred stock dividend to AEGON through a transfer of a non-affiliated investment in common stock with a fair value of $27,215. The Company did not pay a common stock dividend to its parent company during 2007 or 2006. On September 29, 2005, the Company distributed $338,551 to its parent company of record on that date, AEGON, a return of additional paid-in capital. In addition, the Company distributed $9,500 as a return of additional paid-in capital to its preferred shareholder, AEGON, on September 29, 2005.
On December 19, 2006, the Company repaid the surplus notes outstanding in the amount of $575,000 with AEGON with approval from the Iowa Insurance Division.
Life/health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2007, the Company meets the RBC requirements.
5. Fair Values of Financial Instruments
The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:
Cash, cash equivalents and short-term investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.
Investment securities: Fair values for investment securities are based on unit prices published by the SVO or, in the absence of SVO published unit prices or when amortized cost is used by the SVO as the unit price, quoted market prices by other third party organizations, where available.
For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from independent pricing services, or, in the case of private placements, are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments. For equity securities that are not actively traded, estimated fair values are based on values of issues of comparable yield and quality.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
5. Fair Values of Financial Instruments (continued)
Mortgage loans on real estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.
Policy loans: The fair value of policy loans is assumed to equal their carrying amount.
Interest rate caps and swaps: Estimated fair value of interest rate caps are based upon the quoted market price at the balance sheet date. Estimated fair value of swaps, including interest rate and currency swaps, are based upon the pricing differential for similar swap agreements.
Credit default swaps: Estimated fair value of credit default swaps are based upon the pricing differential for similar swap agreements.
Receivable from or payable to parents, subsidiaries, and affiliates: The fair values for short-term notes receivable from and payable to affiliates are assumed to equal their carrying amount.
Separate accounts: The fair value of separate account assets are based on quoted market prices. The fair value of separate account annuity liabilities approximate the market value of the separate account assets less a provision for the present value of future profits related to the underlying contracts.
Investment contracts: Fair values for the Company’s liabilities under investment-type insurance contracts, which include guaranteed interest contracts and funding agreements, are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For investment contract with no defined maturity, fair value is estimated to be the present surrender value.
Borrowed money: Fair values for borrowed money are estimated using discounted cash flow analyses based on the Company’s current incremental borrowing rate for similar types of borrowing arrangements.
Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
5. Fair Values of Financial Instruments (continued)
The following sets forth a comparison of the fair values and carrying amounts of the Company’s financial instruments:

	December 31
	2007		2006
	Carrying		Carrying
	Amount	Fair Value	Amount	Fair Value

Admitted assets
Cash, cash equivalents and short-term investments	$1,182,364	$1,182,364	$1,552,965	$1,552,965
Unaffiliated bonds	27,987,619	27,899,563	32,103,292	32,462,380
Unaffiliated preferred stocks	1,328,054	1,243,658	1,689,094	1,773,025
Unaffiliated common stocks	175,403	175,403	393,176	393,176
Mortgage loans on real estate	6,038,594	6,086,856	5,760,667	5,863,158
Policy loans	92,978	92,978	130,144	130,144
Interest rate caps	4,454	4,454	10,793	10,793
Receivable from parents, subsidiaries and affiliates	69,694	69,694	503,881	503,881
Separate account assets	32,759,905	32,759,905	28,875,013	28,875,013

Liabilities
Investment contract liabilities	24,409,453	24,956,387	29,617,295	30,115,504
Swaps	(179,775)	166,946	(167,913)	348,111
Borrowed money	—	—	493,336	493,336
Separate account annuity liabilities	24,693,597	24,693,979	22,890,368	22,890,368
6. Investments
The carrying amounts and estimated fair values of non-affiliated investments in bonds and preferred stocks were as follows:

			Gross	Gross
			Unrealized	Unrealized
		Gross	Losses Less	Losses 12	Estimated
	Carrying	Unrealized	Than 12	Months or	Fair
	Amount	Gains	Months	More	Value

December 31, 2007
Bonds:
United States Government and agencies	$400,772	$9,166	$202	$1,859	$407,877
State, municipal and other government	654,523	40,467	7,092	7,246	680,652
Public utilities	1,746,365	46,100	6,580	13,849	1,772,036
Industrial and miscellaneous	16,313,521	424,640	166,084	157,223	16,414,854
Mortgage and other asset-backed securities	8,872,438	51,606	219,631	80,269	8,624,144

	27,987,619	571,979	399,589	260,446	27,899,563
Unaffiliated preferred stocks	1,328,054	19,956	87,248	17,104	1,243,658

	$29,315,673	$591,935	$486,837	$277,550	$29,143,221

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
6. Investments (continued)

			Gross	Gross
			Unrealized	Unrealized
		Gross	Losses Less	Losses 12	Estimated
	Carrying	Unrealized	Than 12	Months or	Fair
	Amount	Gains	Months	More	Value

December 31, 2006
Bonds:
United States Government and agencies	$423,901	$2,140	$876	$5,701	$419,464
State, municipal and other government	684,807	61,035	1,710	10,418	733,714
Public utilities	2,159,941	85,344	3,766	20,344	2,221,175
Industrial and miscellaneous	18,867,823	549,897	47,310	211,195	19,159,214
Mortgage and other asset-backed securities	9,966,820	46,050	9,222	74,836	9,928,813

	32,103,292	744,466	62,884	322,494	32,462,380
Unaffiliated preferred stocks	1,689,094	94,679	2,098	8,650	1,773,025

	$33,792,386	$839,145	$64,982	$331,144	$34,235,405

The Company held bonds and preferred stock at December 31, 2007 and 2006 with a carrying value of $47,219 and $44,139, respectively, and amortized cost of $58,807 and $56,799, respectively, that have an NAIC rating of 6 and which are not considered to be other than temporarily impaired. These securities are carried at the lower of amortized cost or fair value, and any write-down to fair value has been recorded directly to unassigned surplus.
At December 31, 2007 and 2006, for securities that have been in a continuous loss position for greater than or equal to twelve months, the Company held 1,027 and 1,502 securities with a carrying amount of $6,911,761 and $11,033,069 and an unrealized loss of $277,550 and $331,144 with an average price of 96.0 and 97.0 (NAIC market value/amortized cost), respectively. Of this portfolio, 95.0% and 94.4% were investment grade with associated unrealized losses of $245,901 and $291,095, respectively.
At December 31, 2007 and 2006, for securities in an unrealized loss position less than twelve months, the Company held 1,134 and 808 securities with a carrying amount of $9,766,323 and $5,751,378 and an unrealized loss of $486,837 and $64,982 with an average price of 95.0 and 46.7 (NAIC market value/amortized cost), respectively. Of this portfolio, 90.0% and 96.8% were investment grade with associated unrealized losses of $398,133 and $52,315, respectively.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
6. Investments (continued)
The Company closely monitors below investment grade holdings and those investment grade issuers and industry sectors where the Company has concerns. The Company also regularly monitors industry sectors. Securities in unrealized loss positions that are considered other than temporary are written down to fair value. The Company considers relevant facts and circumstances in evaluating whether the impairment is other than temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; and (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount. Additionally, financial condition, near term prospects of the issuer, nationally recognized credit rating changes and cash flow trends and underlying levels of collateral, for asset-backed securities only, are monitored. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired in the period the determination is made.
The estimated fair value of bonds, common stocks and preferred stocks with gross unrealized losses at December 31, 2007 and 2006 is as follows:

	Losses Less	Losses 12
	Than 12	Months or
	Months	More	Total

December 31, 2007
Bonds:
United States Government and agencies	$32,613	$74,807	$107,420
State, municipal and other government	121,626	82,427	204,053
Public utilities	287,588	436,534	724,122
Industrial and miscellaneous	4,462,473	3,790,402	8,252,875
Mortgage and other asset-backed securities	3,729,867	2,062,829	5,792,696

	8,634,167	6,446,999	15,081,166
Unaffiliated preferred stocks	645,319	187,211	832,530
Unaffiliated common stocks	45,390	—	45,390

	$9,324,876	$6,634,210	$15,959,086

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
6. Investments (continued)

	Losses Less	Losses 12
	Than 12	Months or
	Months	More	Total

December 31, 2006
Bonds:
United States Government and agencies	$101,985	$203,936	$305,921
State, municipal and other government	107,264	103,700	210,964
Public utilities	325,631	618,315	943,946
Industrial and miscellaneous	3,082,806	6,373,498	9,456,304
Mortgage and other asset-backed securities	1,890,306	3,081,179	4,971,485

	5,507,992	10,380,628	15,888,620
Unaffiliated preferred stocks	178,404	321,295	499,699
Unaffiliated common stocks	75,770	—	75,770

	$5,762,166	$10,701,923	$16,464,089

The carrying amounts and estimated fair values of bonds at December 31, 2007, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying	Estimated
	Amount	Fair Value

Due in one year or less	$1,274,677	$1,270,825
Due after one year through five years	9,186,021	9,256,980
Due after five years through ten years	4,757,998	4,760,097
Due after ten years	3,896,485	3,987,517

	19,115,181	19,275,419
Mortgage and other asset-backed securities	8,872,438	8,624,144

	$27,987,619	$27,899,563

At December 31, 2007, the Company’s banking sector portfolio reported $138,938 in unrealized losses. The absolute exposure to the banking sector is large and of high quality. Because of the banking sector’s size, the absolute dollar amount of unrealized losses is large, but the overall market value as a percent of book value on all securities in an unrealized loss position is 94%. While the sector has some exposure to the subprime market, the issuers are highly diversified and any impact is not expected to be material to their credit profile.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
6. Investments (continued)
There is one individual issuer rated below investment grade in the banking sector. The Company’s exposure to Northern Rock PLC bonds is rated B3 and has unrealized losses of $37,989. Northern Rock PLC, a British mortgage bank, suffered a run on the bank in the fall of 2007. The Bank of England has provided guarantees and liquidity support to stabilize this UK mortgage lender, and its support is expected to continue until a buyer can be found. Given the support provided by the Bank of England, the Company does not consider Northern Rock PLC to be impaired as of December 31, 2007. Subsequent to year end, Northern Rock PLC, failed to find bids that suited the Bank of England’s loan repayment requirements. As a result, Northern Rock PLC has been nationalized. The Company’s bonds continue to remain as listed securities even under what has been described as temporary public ownership, and no impairment appears warranted.
Sub-prime mortgages are loans to homebuyers who have weak or impaired credit histories, are loans that are non-conforming or are loans that are second in priority. The Company’s businesses in the United States do not sell or buy sub-prime mortgages directly. The Company’s position is related to so-called “asset-backed securities” (ABS). These securities are pools of mortgages that have been securitized and offered to investors as asset-backed securities, where the mortgages are collateral. Most of the underlying mortgages within the pool have FICO scores below 660. Therefore, the ABS has been classified by the Company as a sub-prime mortgage position. Also included in the Company’s total sub-prime mortgage position are ABS with second lien mortgages as collateral. The second lien mortgages may not necessarily have sub-prime FICO scores; however, the Company has included these ABS in its sub-prime position as it’s the second priority in terms of repayment. The Company does not have any “direct” residential mortgages to sub-prime borrowers outside of the ABS structures.
For ABS in an unrealized loss position, the Company considers them for impairment when there has been an adverse change in estimated cash flows from the cash flows previously projected at purchase, which is in accordance with SSAP 43, Loan-backed and Structured Securities. The Company did not impair any of its sub-prime mortgage positions in 2007 or 2006.
The following table provides the actual cost, carrying value and fair value by asset class of the Company’s sub-prime mortgage position at December 31, 2007:

	Actual Cost	Carrying Value	Fair Value
Residential Mortgage Backed Securities	$1,464,313	$1,463,975	$1,365,233
Collateralized Debt Obligations	6,579	6,579	6,579

	$1,470,892	$1,470,554	$1,371,812

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
6. Investments (continued)
The following table provides the actual cost, carrying value and fair value by asset class of the Company’s sub-prime mortgage position at December 31, 2007, which are reported off balance sheet for statutory reporting purposes.

	Actual Cost	Carrying Value	Fair Value
Residential Mortgage Backed Securities	$21,352	$21,357	$20,210
At December 31, 2007, the Company’s residential mortgage backed securities sub-sector, CMO Non Agency-whole loan, reported $78,760 in unrealized losses. The majority of the unrealized loss is attributed to SASCO (Structured Asset Securities Corporation) in the amount of $37,766. The Company owns several securities under the SASCO name, with each deal containing its own unique pool of collateral and representing a separate and distinct trust. The combination of low reset margin, slower prepayment speeds, illiquidity in the market and general level of credit spread widening have pushed the overall market value as a percent of book on those residential mortgage backed securities bonds in an unrealized loss position of 92%. The unrealized loss on SASCO is not credit driven but rather a reflection of the move in interest rates and credit spreads relative to where these deals were originally priced.
A detail of net investment income is presented below:

	Year Ended December 31
	2007	2006	2005

Bonds	$1,779,152	$1,908,966	$2,054,492
Preferred stock	96,000	89,786	23,293
Common stock	5,313	5,404	3,688
Mortgage loans	395,076	389,683	383,849
Real estate	3,573	4,238	4,871
Policy loans	7,684	8,501	9,277
Derivatives	6,734	(6,687)	(29,658)
Cash, cash equivalents and short-term investments	76,339	24,043	12,461
Other	19,073	68,733	65,023

Gross investment income	2,388,944	2,492,667	2,527,296

Less investment expenses	(95,748)	(115,756)	(137,242)

Net investment income	$2,293,196	$2,376,911	$2,390,054

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
6. Investments (continued)
Proceeds from sales and maturities of bonds and preferred stocks and related gross realized gains and losses were as follows:

	Year Ended December 31
	2007	2006	2005

Proceeds	$20,110,285	$20,443,729	$23,512,439

Gross realized gains	$413,061	$259,277	$291,791
Gross realized losses	(194,877)	(223,665)	(203,370)

Net realized gains	$218,184	$35,612	$88,421

Gross realized losses for the years ended December 31, 2007, 2006 and 2005 include $37,211, $21,993 and $42,184, respectively, which relates to losses recognized on other than temporary declines in market value of debt securities.
Net realized capital gains/losses on investments and change in net unrealized capital gains/losses on investments are summarized below:

	Realized
	Year Ended December 31
	2007	2006	2005

Bonds	$193,427	$(758)	$97,640
Preferred stocks	24,757	36,370	(9,219)
Common stocks	77,658	(1,982)	(4,465)
Mortgage loans on real estate	2,962	385	(3,054)
Real estate	26	515	2,538
Short-term investments	(5,737)	(5)	(7)
Derivatives	(13,505)	6,275	(27,493)
Other invested assets	157,582	110,648	69,851

	437,170	151,448	125,791

Tax effect	(175,872)	(50,291)	(53,227)
Transfer to interest maintenance reserve	(31,575)	13,330	(63,341)

Net realized capital gains on investments	$229,723	$114,487	$9,223

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
6. Investments (continued)

	Change in Unrealized
	Year Ended December 31
	2007	2006	2005

Bonds	$1,072	$13,177	$(112,374)
Preferred stocks	585	45,805	1,816
Common stocks	(21,486)	(5,460)	5,085
Affiliated entities	2,417	7,086	2,619
Other invested assets	161,158	116,799	58,498
Derivative instruments	11,198	(59,193)	88,809

Change in net unrealized capital gains/(losses)	$154,944	$118,214	$44,453

Gross unrealized gains and gross unrealized losses on unaffiliated common stocks are as follows:

	December 31
	2007	2006

Unrealized gains	$24,188	$34,180
Unrealized losses	(18,647)	(7,153)

Net unrealized gains	$5,541	$27,027

During 2007, the Company issued mortgage loans with interest rates ranging from 5.55% to 9.58% for commercial loans and 6.30% to 9.45% for agricultural loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 89%. Mortgage loans with a carrying amount of $18 were non-income producing for the previous 180 days. Accrued interest of $3 and $4 related to these mortgage loans was excluded from investment income at December 31, 2007 and 2006, respectively. The Company has a mortgage or deed of trust on the property thereby creating a lien which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property.
The Company did not recognize any impaired loans with a related allowance for credit losses as of December 31, 2007 or 2006. There were also no impaired mortgage loans held without an allowance for credit losses as of December 31, 2007 or 2006. The average recorded investment in impaired loans during 2006 was $17.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
6. Investments (continued)
The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. The Company recognized interest income on impaired loans of $110 for the year ended December 31, 2005. Interest income in the amount of $126 was recognized on a cash basis for the year ended December 31, 2005. There was no interest income on impaired loans recognized nor was there any interest income recognized on a cash basis for years ended December 31, 2007 and 2006.
The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2007	2006	2005

Balance at beginning of period	$—	$104	$8,184
Additions, net charged to operations	—	—	838
Reduction due to write-downs charged against the allowance	—	104	7,612
Recoveries in amounts previously charged off	—	—	1,306

Balance at end of period	$—	$—	$104

At December 31, 2007 and 2006, the Company had recorded investments in restructured securities of $672 and $9,644, respectively. The capital gains (losses) taken as a direct result of restructures in 2007 and 2006 were $(75) and $4,198, respectively. There were no capital gains taken as a direct result of restructures in 2005. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.
At December 31, 2007, 2006 and 2005, the Company had no loans for which impairments have been recognized in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2007, 2006 and 2005 related to such restructurings. There are no commitments to lend additional funds to debtors owing receivables.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
6. Investments (continued)
At December 31, 2007 and 2006, the Company held a mortgage loan loss reserve in the AVR of $105,211 and $172,414, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:
Geographic Distribution

	December 31
	2007	2006

Pacific	22%	22%
South Atlantic	21	21
Middle Atlantic	17	17
Mountain	16	15
E. North Central	9	10
W. North Central	5	5
W. South Central	5	5
E. South Central	3	3
New England	2	2
Property-Type Distribution

	December 31
	2007	2006

Office	36%	35%
Industrial	20	21
Retail	17	16
Apartment	16	19
Agriculture	6	4
Other	4	4
Medical	1	1
For the year ending December 31, 2007, the Company has 36 Low Income Housing Tax Credits. The remaining years of unexpired tax credits ranged from 2 to12 and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from 4 to 16 years. The amount of contingent equity commitments expected to be paid during the years 2008 to 2019 is $15,733. There were no impairment losses, write-downs or reclassifications during the year related to these credits.
The Company uses interest rate swaps to reduce market risk in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. An interest rate swap is an arrangement whereby two parties (counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon period interest rate multiplied by an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The Company also uses cross currency swaps to reduce market risk in foreign currencies and to alter exchange exposure arising from mismatches between assets and liabilities. A notional currency exchange occurs at the beginning and end of the contract. During the life of the swap, the counterparties exchange fixed or floating interest payments in its swapped currency. All swap transactions are entered into pursuant to master agreements providing for a single net payment to be made by one counterparty at each due date.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
6. Investments (continued)
Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.
The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 24 years for forecasted hedge transactions. For forecasted hedge transactions, the deferred gain (loss) is recognized in income as the purchased asset affects income. If the forecasted transaction no longer qualifies for hedge accounting or if the forecasted transaction is no longer probable, the forward-starting swap will cease to be valued at amortized cost and will be marked to fair value through surplus. For the year ended December 31, 2007, none of the Company’s cash flow hedges has been discontinued, as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.
For the years ended December 31, 2007 and 2006, the Company has recorded $5,572 and $(2,256), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized loss. The Company did not recognize any unrealized gains or losses during 2007 or 2006 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.
An interest rate floor provides a receipt of payments in the event interest rates fall below the strike rates in the contract. An interest rate floor is designed to generate cash flows to offset lower cash flows received on assets during low interest rate environments. The Company pays a single premium at the beginning of the contract. These interest rate floors are marked to fair value in the balance sheet and the fair value adjustment is recorded in capital and surplus.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
6. Investments (continued)
The Company replicates investment grade corporate bonds by combining a AAA rated security as a cash component with a credit default swap which, in effect, converts the high quality asset to a lower rated investment grade asset. Using the swap market to replicate credit enables the Company to enhance the relative values while having the ability to execute larger transactions in a shortened time frame. At December 31, 2007 and 2006, the Company had replicated assets with a fair value of $198,205 and $170,856, respectively, and credit default swaps with a fair value of $(1,344) and $1,128, respectively. During the years ended December 31, 2007, 2006 and 2005, the Company did not recognize any capital losses related to replication transactions.
The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their high credit rating of ‘A’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead. As of December 31, 2007, the fair value of all contracts, aggregated at a counterparty level, with a positive and negative fair value amounted to $402,904 and $(230,573), respectively.
At December 31, 2007 and 2006, the Company’s outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2007	2006

Derivative securities:
Interest rate and currency swaps:
Receive fixed — pay floating	$5,641,240	$6,156,247
Receive floating — pay fixed	5,325,510	6,860,032
Receive fixed — pay fixed	129,869	107,148
Receive floating (uncapped) — pay floating (capped)	3,254,357	4,093,896
Interest rate cap agreement	4,500,000	4,521,900
Interest rate floor agreements	60,800	59,200

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
6. Investments (continued)
At December 31, 2007, investments with an aggregate carrying value of $60,914 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.
7. Reinsurance
Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.
Premiums earned reflect the following reinsurance assumed and ceded amounts:

	Year Ended December 31
	2007	2006	2005

Direct premiums	$8,481,394	$7,282,848	$6,263,720
Reinsurance assumed — non affiliates	28,936	4,025	4,151
Reinsurance assumed — affiliates	46,715	229,506	118,163
Reinsurance ceded — non affiliates	(121,441)	(99,068)	(143,292)
Reinsurance ceded — affiliates	(2,955,675)	(2,507,526)	(1,137,525)

Net premiums earned	$5,479,929	$4,909,785	$5,105,217

The Company received reinsurance recoveries in the amount of $306,393, $266,434 and $207,576, during 2007, 2006 and 2005, respectively. At December 31, 2007 and 2006, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $13,986 and $12,977, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2007 and 2006 of $11,702,802 and $8,260,587, respectively.
The net amount of the reduction in surplus at December 31, 2007 if all reinsurance agreements were cancelled is $21,653.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
7. Reinsurance (continued)
At December 31, 2007 and 2006, amounts recoverable from unaffiliated unauthorized reinsurers of $474 and $1,034, respectively, and reserve credits for reinsurance ceded of $20,287 and $25,221, respectively were associated with a single reinsurer and its affiliates. The Company holds collateral under these reinsurance agreements in the form of trust agreements totaling $21,765 and $27,616 at December 31, 2007 and 2006, respectively, that can be drawn on for amounts that remain unpaid for more than 120 days.
During 2001, the Company entered into a reinsurance transaction with an unaffiliated company to cede certain annuity benefits on an inforce group of contracts. The gain from this transaction of $13,674 was credited directly to unassigned surplus. During 2007, 2006 and 2005, $1,119, $1,403 and $1,437, respectively, of the initial gain were amortized into earnings, with a corresponding charge to unassigned surplus.
During 2001, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd. (TIRE), an affiliate of the Company. Under the terms of this transaction, the Company ceded certain traditional life insurance contracts. The net of tax impact from the cession of inforce business was $33,042, which was credited directly to unassigned surplus. During 2007, 2006 and 2005, the Company has amortized $3,304 per year into earnings with a corresponding charge to unassigned surplus. The Company has a liability for funds held under reinsurance of $376,833, $585,938, and $625,459 at December 31, 2007, 2006, and 2005, respectively.
During 2003, the Company entered into an indemnity reinsurance agreement in which the Company agreed to cede the obligations and benefits related to certain fixed annuity contracts on a coinsurance and modified coinsurance basis. The Company received a ceding commission of $13,386 at the inception of the contract. In addition, the Company released the IMR liability of $19,855 related to the assets backing the ceded contracts because the future investment experience to be transferred to the assuming company will be without adjustment of the IMR that existed at the date of the initial transaction. The resulting gain from the ceding commission and the IMR release has been recorded directly to unassigned surplus on a net of tax basis. During 2007, 2006 and 2005, the Company has amortized $1,538, $2,632 and $985, respectively, into earnings with a corresponding charge to unassigned surplus.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
7. Reinsurance (continued)
During 2006, the Company entered into a reinsurance agreement with Transamerica Ireland Reinsurance, an affiliate, to retrocede an inforce block of universal life business. The initial commission expense allowance received of $148,162 less ceded reserves of $169,062 resulted in an initial transaction gain of $20,900 pre-tax ($13,585 net of tax). The net of tax gain was reclassified to unassigned surplus. During 2007 and 2006, the Company amortized $1,019 and $1,359 into earnings with a corresponding charge to unassigned surplus, respectively.
Effective December 31, 2007, TIRE recaptured all inforce business that was previously retroceded to the Company under the retrocessional agreement effective January 1, 2003. The difference between the life and claim reserves released of $172 and $11, respectively, and consideration paid of $82 was included in the Statement of Operations.
The Company entered into an agreement effective December 31, 2007 to recapture obligations and benefits related to certain universal life insurance contracts that were previously ceded to TIRE in 2003. The Company assumed assets of $4,690 associated with this business and paid recapture consideration of $308. Reserves recaptured included life reserves of $1,070 and claim reserves of $111. As a result, a pre-tax gain of $3,201 was included in the Statement of Operations. In addition, the unamortized pre-tax ceded gain held by the Company in unassigned surplus resulting from the original reinsurance transaction was released into income in the amount of $1,608 ($1,045 net of tax). Prior to this transaction, the Company had amortized $365 and $380 on a pre-tax basis ($237 and $247 on a net of tax basis) into earnings for 2007 and 2006, respectively, with a corresponding charge to unassigned surplus.
Effective December 31, 2007, the Company and Life Investors Insurance Company of America (LIICA), an affiliate of the Company, entered into an indemnity reinsurance agreement to automatically reinsure 100% of the risks attributable to secondary guarantee benefits on certain universal life policies that were originally issued by LIICA, with issue dates ranging from January 1, 2007 through December 31, 2007, and also will be covering policies issued between January 1, 2008 and December 31, 2008. As a result, the Company assumed reserves of $104,707.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
7. Reinsurance (continued)
The Company and Monumental Life Insurance Company (MLIC), an affiliate of the Company, also entered into an indemnity reinsurance agreement effective December 31, 2007, to automatically reinsure 100% of the risks attributable to secondary guarantee benefits on certain universal life policies that were originally issued by MLIC or People’s Benefit Life Insurance Company, which was merged by operation of law into MLIC effective October 1, 2007, with issue dates ranging from January 1, 2007 through December 31, 2007, and also will be covering policies issued between January 1, 2008 and December 31, 2008. As a result, the Company assumed reserves of $26,573.
The Company entered into an indemnity reinsurance agreement effective December 31, 2007, with TOLIC to automatically reinsure 100% of the risks attributable to secondary guarantee benefits on certain universal life policies that were originally issued by TOLIC and assumed by TOLIC on policies originally issued by Transamerica Life (Bermuda) Ltd., an affiliate of the Company, with issue dates ranging from January 1, 2007 through December 31, 2007, and also will be covering policies issued between January 1, 2008 and December 31, 2008. As a result, the Company assumed reserves of $143,515.
Subsequent to the above transactions, also effective December 31, 2007, the Company entered into an indemnity reinsurance agreement with Pine Falls Re, Inc., an affiliate, to automatically reinsure 100% of the risks attributable to secondary guarantee benefits on certain universal life policies that were originally issued by the Company and assumed by the Company from various affiliated entities. Universal life secondary guarantee reserves ceded were $286,392, resulting in a pre-tax gain of $286,392 ($186,154, net of tax) that has been credited directly into unassigned surplus.
On October 1, 2007 the Company recaptured various fixed deferred annuity plans that were ceded to MLIC under a July 1, 1990 agreement. The recapture premium received was $249,642 and the commission expense allowance paid was $3,386, for a net consideration received of $246,256. Reserves recaptured were $249,642. The resulting pretax loss of $3,386 was included in the Statement of Operations.
The Company entered into an indemnity reinsurance agreement with a nonaffiliated company effective July 1, 2007, in which the Company agreed to cede a closed block of fixed and variable deferred annuities on a coinsurance and modified coinsurance basis. The net of tax gain of $10,931 from this transaction was credited directly to unassigned surplus. During 2007 the Company amortized $995 into earnings with a corresponding charge to unassigned surplus.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
8. Income Taxes
The main components of net deferred income taxes are as follows:

	December 31
	2007	2006

Deferred income tax assets:
Guaranty funds	$2,984	$6,350
Non-admitted assets	6,455	6,959
807(f) assets	6,910	6,042
Partnerships	61,354	33,185
Tax basis deferred acquisition costs	265,534	242,335
Reserves	107,173	103,702
Unrealized capital losses	23,150	44,330
Derivatives	75,277	36,455
Deferred intercompany losses	15,139	11,042
Other	13,290	7,690

Total deferred income tax assets	577,266	498,090

Non-admitted deferred tax assets	176,768	251,610

Admitted deferred tax assets	400,498	246,480

Deferred income tax liabilities:
Unrealized capital gains	87,516	112,838
807(f) liability	6,629	6,742
Accrued dividends	443	3,561
Deferred intercompany gains	14,556	13,724
Partnerships	150,914	—
Other	851	1,273

Total deferred income tax liabilities	260,909	138,138

Net admitted deferred tax asset	$139,589	$108,342

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
8. Income Taxes (continued)
The change in net deferred income tax assets and deferred income tax assets are as follows:

	December 31
	2007	2006	Change

Total deferred tax assets	$577,266	$498,090	$79,176
Total deferred tax liabilities	260,909	138,138	122,771

Net deferred tax asset	$316,357	$359,952	(43,595)

Tax effect of unrealized gains (losses)			36,599

Change in net deferred income tax			$(6,996)

	December 31
	2006	2005	Change

Total deferred tax assets	$498,090	$464,807	$33,283
Total deferred tax liabilities	138,138	179,070	40,932

Net deferred tax asset	$359,952	$285,737	74,215

Tax effect of unrealized gains (losses)			16,806

Change in net deferred income tax			$91,021

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before federal income tax expense and net realized capital gains (losses) on investments for the following reasons:

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
8. Income Taxes (continued)

	Year Ended December 31
	2007	2006	2005

Income tax expense (benefit) on operational gains and capital gains (losses) on investments computed at the federal statutory rate (35%)	$192,312	$177,020	$146,830
Deferred acquisition costs — tax basis	25,195	28,780	3,237
Dividends received deduction	(19,606)	(22,343)	(22,887)
IMR amortization	(5,170)	(7,628)	(13,821)
Investment income items	14,361	(7,952)	42
Limited partnerships book/tax difference	(1,363)	(3,754)	(2,477)
Miscellaneous accruals	2,706	(339)	(1,664)
Non-Deductible items	382	433	202
Prior year over (under) accrual	13,036	33,117	(40,480)
Reinsurance transactions	65,740	1,624	(2,094)
Tax credits	(38,023)	(9,115)	(5,854)
Tax reserve adjustment	(2,382)	(285)	(3,549)
Other	(77)	(2,855)	44

Federal income tax expense on operations and capital gains (losses) on investments	247,111	186,703	57,529
Less tax (benefit) on capital gains (losses)	175,872	50,291	53,227

Total federal income tax expense	$71,239	$136,412	$4,302

The total statutory income taxes are computed as follows:

	Year Ended December 31
	2007	2006	2005

Federal income tax expense on operations and capital gains (losses) on investments	$247,111	$186,703	$57,529
Change in net deferred income taxes	6,996	(91,021)	(34,505)

Total statutory income taxes	$254,107	$95,682	$23,024

Effective October 1, 2005, the Company joined in a consolidated income tax return filing with TOLIC. Prior to that date, the Company filed a consolidated tax return with its indirect parent company, AEGON US Holding Corporation. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies’ alternative minimum taxable income.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
8. Income Taxes (continued)
In addition, any operating loss or capital loss carryforwards are calculated for the life and nonlife subgroups on a consolidated basis. At December 31, 2006, the consolidated returns had no loss carryforwards. A tax return has not yet been filed for 2007.
The amount of tax contingencies calculated for the Company as of December 31, 2007 and 2006 is not material to the Company’s financial position. Therefore, the total amount of tax contingencies that, if recognized, would affect the effective income tax rate is immaterial. The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively. The Company’s interest expense related to income taxes as of December 31, 2007 and 2006 was negligible and the Company recorded no liability for penalties.
The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing arguments have been executed through 2000. The examination fieldwork for 2001 through 2004 has been completed and resulted in tax return adjustments that are currently being appealed. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax provisions. An examination is underway for 2005 and 2006.
Income taxes incurred during 2007, 2006 and 2005 for the consolidated group in which the Company is included that will be available for recoupment in the event of future net losses is $324,348, $244,223 and $137,713, respectively.
Prior to 1984, as provided for under the Life insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the “policyholders’ surplus account” (PSA). No federal income taxes have been provided for in the financial statements on income deferred in the PSA. A distribution from the PSA was made in 2006 in the amount of $20,258, which reduced the balance in the PSA to zero. Due to United States tax legislation enacted in October 2004, distributions to shareholders during 2005 and 2006 are deemed to come first out of the PSA and are not taxed. There was no reduction to net earnings due to this distribution.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
9. Policy and Contract Attributes
A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relate to liabilities established on a variety of the Company’s annuity and deposit-type products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31
	2007		2006
		Percent		Percent
	Amount	of Total	Amount	of Total

Subject to discretionary withdrawal With market value adjustment	$2,649,492	5%	$3,073,540	5%
At book value less current surrender charge of 5% or more	4,946,290	9	6,661,713	11
At fair value	24,766,862	45	22,471,785	38

Total with adjustment or at market value	32,362,644	59	32,207,038	54
At book value without adjustment (minimal or no charge or adjustment)	12,290,063	23	13,065,825	22
Not subject to discretionary withdrawal	9,938,264	18	14,206,871	24

Total annuity reserves and deposit fund liabilities — before reinsurance	54,590,971	100%	59,479,734	100%

Less reinsurance ceded	4,508,540		6,254,160

Net annuity reserves and deposit fund liabilities	$50,082,431		$53,225,574

Included in the liability for deposit-type contracts at December 31, 2007 and 2006 are $843,245 and $2,215,320, respectively, of funding agreements issued by an affiliate to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from an affiliated Company which secures that particular series of notes. The funding agreement is reinsured to the Company. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for principal and interest for these funding agreements are afforded equal priority as other policyholders. At December 31, 2007, the contractual maturities were as follows:

Year	Amount

2008	$—
2009	372,903
2010	55,451
2011	125,294
2012	52,646
Thereafter	236,951

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
9. Policy and Contract Attributes (continued)
The Company’s liability for deposit-type contracts includes GIC’s and funding agreements assumed from MLIC, an affiliate. The liabilities assumed are $4,122,609 and $5,805,497 at December 31, 2007 and 2006, respectively.
Separate and variable accounts held by the Company relate to individual variable life insurance policies. The benefits provided on the policies are determined by the performance and/or market value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. The assets of these are carried at market value. The life insurance policies typically provide a guaranteed minimum death benefit. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2007 and 2006 is as follows:

	Nonindexed
	Guaranteed	Nonindexed
	Less than or equal	Guaranteed	Nonguaranteed
	to 4%	More than 4%	Separate Account	Total

Premiums, deposits and other considerations for the year ended December 31, 2007	$14,714	$—	$5,528,274	$5,542,988

Reserves for separate accounts with assets at:
Fair value	$—	$—	$30,695,300	$30,695,300
Amortized cost	521,653	—	—	521,653

Total at December 31, 2007	$521,653	$—	$30,695,300	$31,216,953

Reserves for separate accounts by withdrawal characteristics at December 31, 2007:
Subject to discretionary withdrawal:
With market value adjustment	$41,480	$—	$—	$41,480
At fair value	—	—	30,695,300	30,695,300
At book value without market value adjustment and with current surrender charge of less than 5%	480,173	—	—	480,173
Not subject to discretionary withdrawal	—	—	—	—

Total separate account liabilities at December 31, 2007	$521,653	$—	$30,695,300	$31,216,953

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
9. Policy and Contract Attributes (continued)

	Nonindexed
	Guaranteed	Nonindexed
	Less than or equal	Guaranteed	Nonguaranteed
	to 4%	More than 4%	Separate Account	Total

Premiums, deposits and other considerations for the year ended December 31, 2006	$7,471	$—	$4,874,131	$4,881,602

Reserves for separate accounts with assets at:
Fair value	$—	$—	$27,230,773	$27,230,773
Amortized cost	493,802	—	—	493,802

Total at December 31, 2005	$493,802	$—	$27,230,773	$27,724,575

Reserves for separate accounts by withdrawal characteristics at December 31, 2006:
Subject to discretionary withdrawal:
With market value adjustment	$37,244	$—	$—	$37,244
At fair value	—	—	27,230,773	27,230,773

At book value without market value adjustment and with current surrender charge of less than 5%	456,558	—	—	456,558
Not subject to discretionary withdrawal	—	—	—	—

Total separate account liabilities at December 31, 2006	$493,802	$—	$27,230,773	$27,724,575

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
9. Policy and Contract Attributes (continued)

	Nonindexed
	Guaranteed	Nonindexed
	Less than or equal	Guaranteed	Nonguaranteed
	to 4%	More than 4%	Separate Account	Total
Premiums, deposits and other considerations for the year ended December 31, 2005	$7,756	$—	$3,592,608	$3,600,364

Reserves for separate accounts with assets at:
Fair value	$—	$—	$22,429,774	$22,429,774
Amortized cost	472,193	136,956	—	609,149

Total at December 31, 2005	$472,193	$136,956	$22,429,774	$23,038,923

Reserves for separate accounts by withdrawal characteristics at December 31, 2005:
Subject to discretionary withdrawal:
With market value adjustment	$—	$136,956	$—	$136,956
At fair value	—	—	22,429,774	22,429,774

At book value without market value adjustment and with current surrender charge of less than 5%	436,447	—	—	436,447
Not subject to discretionary withdrawal	35,746	—	—	35,746

Total separate account liabilities at December 31, 2005	$472,193	$136,956	$22,429,774	$23,038,923

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
9. Policy and Contract Attributes (continued)
A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31
	2007	2006	2005

Transfers as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$5,533,742	$4,875,079	$3,593,932
Transfers from separate accounts	(3,805,743)	(2,463,321)	(2,235,249)

Net transfers to separate accounts	1,727,999	2,411,758	1,358,683

Miscellaneous reconciling adjustments	(274)	5,763	6,833

Transfers as reported in the summary of operations of the life, accident and health annual statement	$1,727,725	$2,417,521	$1,365,516

A reclassification was made to the amounts previously reported to the Insurance Division, Department of Commerce, State of Iowa in the 2007 Annual Statement, to move $78,402 from net transfers to separate accounts to reserve adjustments on reinsurance ceded within the Statement of Operations, which also affected the reconciliation of net transfers to or from separate accounts as reflected in the notes to financials. This reclassification had no impact on net income.
At December 31, 2007 and 2006, the Company had separate account annuities with guaranteed benefits as follows:

	Subjected	Amount	Reinsurance
	Account	of Reserve	Reserve
Benefit and Type of Risk	Value	Held	Credit
December 31, 2007
Minimum guaranteed death benefit	$15,411,880	$224,163	$16,502
Minimum guaranteed income benefit	7,936,482	162,120	9,608
Guaranteed premium accumulation fund	53,508	8,212	—
Minimum guaranteed withdrawal benefit	3,483,468	36,448	(10,328)
December 31, 2006
Minimum guaranteed death benefit	$14,637,639	$174,306	$18,781
Minimum guaranteed income benefit	9,710,748	134,293	8,043
Guaranteed premium accumulation fund	54,534	8,575	—
Minimum guaranteed withdrawal benefit	60,452	440	—

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
9. Policy and Contract Attributes (continued)
For Variable Annuities with Guaranteed Living Benefits (VAGLB), which includes minimum guaranteed income, minimum guaranteed withdrawal and guaranteed premium accumulation fund benefits, the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a stand alone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization, and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.
For Variable Annuities with Minimum Guaranteed Death Benefits (MGDB), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.
Reserves on the Company’s traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2007 and 2006, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

	Gross	Loading	Net

December 31, 2007
Life and annuity:
Ordinary direct first year business	$559	$399	$160
Ordinary direct renewal business	21,399	7,100	14,299
Group life direct business	2,665	2,060	605

Total life and annuity	24,623	9,559	15,064
Accident and health — direct	5,758	—	5,758

	$30,381	$9,559	$20,822

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
9. Policy and Contract Attributes (continued)

December 31, 2006	Gross	Loading	Net

Life and annuity:
Ordinary direct first year business	$4,172	$2,781	$1,391
Ordinary direct renewal business	21,163	6,794	14,369
Group life direct business	2,680	1,913	767

Total life and annuity	28,015	11,488	16,527
Accident and health — direct	3,917	—	3,917

	$31,932	$11,488	$20,444

At December 31, 2007 and 2006, the Company had insurance in force aggregating $734,408 and $853,719, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $121,452 and $24,001 to cover these deficiencies at December 31, 2007 and 2006, respectively.
10. Dividend Restrictions
The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its parent company. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2008, without the prior approval of insurance regulatory authorities, is $198,528.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
11. Retirement and Compensation Plans
The Company’s employees participate in a qualified defined benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based the based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits as a percent of salaries. The benefits are based on years of service and the employee’s compensation during the highest five consecutive years of employment. The Company’s allocation of pension expense for each of the years ended December 31, 2007, 2006 and 2005 was $3,310, $2,679 and $2,789, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.
The Company’s employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary.
Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Benefits expense of $1,912, $1,683 and $1,515 were allocated for the years ended December 31, 2007, 2006 and 2005, respectively.
AEGON sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2007, 2006 and 2005 was negligible. AEGON also sponsors an employee stock option plan/stock appreciation rights for individuals employed and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
11. Retirement and Compensation Plans (continued)
In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans, calculated on the pay-as-you-go basis, are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $278, $215 and $273, for the years ended December 31, 2007, 2006 and 2005, respectively.
12. Sales, Transfer, and Servicing of Financial Assets, and Extinguishments of Liabilities
During 2006 and 2005, the Company sold $6,050 and $10,788, respectively, of agent balances without recourse to an affiliated company. Prior to July 29, 2005, the agent debit balances were sold to Money Services, Inc. (MSI), an affiliated company. Subsequent to July 29, 2005, agent debit balances were sold without recourse to ADB Corporation, LLC (ADB), an affiliated company, and all rights, title and interest in the prior net debit balances owned by MSI prior to July 29, 2005, were fully assigned, without recourse, to ADB. The Company did not realize a gain or loss as a result of the sales. As of July 1, 2006, the Company no longer sells agent debit balances and as a result retains such balances as non-admitted receivables. Receivables in the amount of $13,383 and $9,846 were non-admitted as of December 31, 2007 and 2006, respectively.
The Company has recorded liabilities of $127,333 and $156,180 for municipal reverse repurchase agreements as of December 31, 2007 and 2006, respectively. The reverse repurchase agreements are collateralized by securities with book values of $135,974 and $161,711 as of December 31, 2007 and 2006, respectively. These securities have maturity dates that range from 2019 to 2028 and have a weighted average interest rate of 7.63%.
At December 31, 2007, the Company did not participate in dollar reverse repurchase agreements. At December 31, 2006, securities with a book value of $486,968 and a market value of $489,615 were subject to dollar reverse repurchase agreements. The Company has an outstanding liability for borrowed money in the amount of $493,336 as of December 31, 2006 due to participation in dollar reverse repurchase agreements.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
12. Sales, Transfer, and Servicing of Financial Assets, and Extinguishments of Liabilities (continued)
The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 100%/102% of the fair market value of the loaned government/other domestic securities, respectively, as of the transaction date. If the fair value of the collateral is at any time less than 100%/102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 100%/102% of the fair value of the loaned government/other domestic securities, respectively. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair market value of the loaned security. At December 31, 2007 and 2006, the value of securities loaned amounted to $1,079,702, and $1,501,263, respectively. At December 31, 2007, the collateral the Company received from securities lending was in the form of cash.
13. Related Party Transactions
The Company is party to a common cost allocation service arrangement between AEGON USA, Inc. companies, in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. The Company is also a party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the Advisor serves as the administrator and advisor for the Company’s mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. During 2007, 2006 and 2005, the Company paid $89,291, $108,387 and $82,913, respectively, for these services, which approximates their costs to the affiliates. During 2006, the Company executed an administrative service agreement with Transamerica Fund Advisors, Inc. (TFA) to provide administrative services to the AEGON/Transamerica Series Trust. The Company received $48,726 and $42,513 for these services during 2007 and 2006, respectively.
Payables to affiliates bear interest at the thirty-day commercial paper rate. At December 31, 2007 and 2006, the Company reported a net amount of $110,594 and $64,775 due to Parent, Subsidiary and Affiliated Companies, respectively. The 2007 balance excludes $70,800 of short-term intercompany notes payable. The 2006 balance excludes $338,000 of short-term intercompany notes receivable. Terms of the settlement require that these amounts are settled within 90 days.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
13. Related Party Transactions (continued)
At December 31, 2007 the Company had short-term notes receivable of $314,800, $29,700, and $595,600 from Transamerica Corporation, TIRE and AEGON, respectively. The Transamerica Corporation note is due by August 28, 2008 and bears interest at 5.28%. The TIRE and AEGON notes are due by December 10, 2008 and December 27, 2008, respectively. Both of these notes bear interest at 4.75%. These notes are reported as short-term investments. The Company has short-term notes payable to TOLIC, LIICA and Stonebridge Life Insurance Company of $42,500, $18,400 and $9,900 at December 31, 2007. All three notes are due by December 30, 2008 and bear interest at 4.75%. At December 31, 2006 the Company had a short-term note receivable of $338,000 from Transamerica Corporation. The note was due by June 22, 2007. During 2007, 2006 and 2005, the Company paid net interest of $7,774, $5,767 and $14,352, respectively, to affiliates.
At December 31, 2007 and 2006, the Company has a note payable to Commonwealth General Corporation of $10,000, bearing interest at 6% and due on December 31, 2030.
During 1998, the Company issued life insurance policies to certain affiliated companies, covering the lives of certain employees of those affiliates. Aggregate reserves for policies and contracts related to these policies are $264,159 and $255,273 at December 31, 2007 and 2006, respectively.
14. Commitments and Contingencies
The Company has issued synthetic GIC contracts to benefit plan sponsors totaling $5,485,324 as of December 31, 2007. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium that varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements that would have a material impact on reported financial results.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
14. Commitments and Contingencies (continued)
The Company has also provided a guarantee for the obligations of non-insurance affiliates. These entities accept assignments of structured settlement payment obligations from other insurers and purchases structured settlement insurance policies from subsidiaries of the Company that match those obligations. There are no expected payments associated with this guarantee.
At December 31, 2007, 2006 and 2005, the Company had entered into an agreement with commitment amounts of $21,090, $21,090 and $21,090, respectively, for which it was paid a fee to provide credit enhancement and standby liquidity asset purchase agreements on municipal variable rate demand note facilities. The Company believes the chance of draws or other performance features being exercised under these agreements is minimal.
At December 31, 2007 and 2006, the net amount of securities being acquired (sold) on a “to be announced” (TBA) basis was $38,086 and $(10,668), respectively.
The Company may pledge assets as collateral for derivative transactions. At December 31, 2007 and 2006, the Company has pledged invested assets with a carrying value and market value of $117,615 and $118,526, respectively, in conjunction with these transactions.
Assets in the amount of $1,598,229 and $1,553,519 as of December 31, 2007 and 2006, respectively, were pledged as collateral in conjunction with funding agreements associated with the Federal Home Loan Bank.
The Company has contingent commitments for $706,323 and $649,558 at December 31, 2007 and 2006, respectively, for joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $15,733 and $3,361, respectively.
At December 31, 2007 and 2006 the Company has mortgage loan commitments of $199,312 and $381,650, respectively.
Private placement commitments outstanding were at December 31, 2007 and 2006 were $83,844 and $144,009 respectively.
The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
14. Commitments and Contingencies (continued)
The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company’s balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. The Company has established a reserve of $3,497 and $3,931 with no offsetting premium tax benefit at December 31, 2007 and 2006, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense was $813, $1,116 and $286 for the years ended December 31, 2007, 2006 and 2005, respectively.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
15. Reconciliation to Statutory Annual Statement
The following is a reconciliation of amounts previously reported to the Insurance Division, Department of Commerce, of the State of Iowa in the 2007 Annual Statement, to those reported in the accompanying statutory-basis financial statements:

2007
Balance Sheet:
Assets as reported in the Company’s Annual Statement	$73,509,106
Adjust federal income tax recoverable	—

Assets as reported in the accompanying audited statutory-basis balance sheet	$73,509,106

Liabilities as reported in the Company’s Annual Statement	$71,519,356
Adjust federal income taxes payable	—

Liabilities as reported in the accompanying audited statutory-basis balance sheet	$71,519,356

Capital and surplus as reported in the Company’s Annual Statement	$1,989,749
Decrease change in aggregate reserves for annuity policies and contracts	45,055
Adjust federal income tax expense	(15,769)
Decrease surplus net of tax — correction of an error	(29,286)

Total capital and surplus as reported in the accompanying audited statutory-basis balance sheet	$1,989,749

Statements of Income (Operations):
Statutory net income (loss) as reported in the Company’s Annual Statement	$241,492
Decrease change in aggregate reserves for annuity policies and contracts	45,055
Adjust federal income tax expense	(15,769)

Total statutory net income (loss) per financial statements	$270,778

The 2007 Annual Statement included an increase in aggregate reserves for annuity policies and contract that should have been recognized through income during 2006. There was no impact to the 2006 or 2005 financial statements due to this change.

Statutory-Basis Financial
Statement Schedules

Transamerica Life Insurance Company
Summary of Investments — Other Than
Investments in Related Parties
(Dollars in Thousands)
December 31, 2007
SCHEDULE I

			Amount at Which
		Market	Shown in the
Type of Investment	Cost (1)	Value	Balance Sheet

Fixed maturities
Bonds:
United States Government and government agencies and authorities	$447,899	$455,339	$447,899
States, municipalities and political subdivisions	1,147,105	1,150,824	1,147,105
Foreign governments	495,284	524,821	495,284
Public utilities	1,746,365	1,772,036	1,746,365
All other corporate bonds	24,150,966	23,996,543	24,150,966
Preferred stocks	1,328,054	1,243,658	1,328,054

Total fixed maturities	29,315,673	29,143,221	29,315,673

Equity securities
Common stocks:
Public utilities	—	—	—
Banks, trust and insurance	68,085	68,012	68,012
Industrial, miscellaneous and all other	101,783	107,391	107,391

Total common stocks	169,868	175,403	175,403

Mortgage loans on real estate	6,038,594		6,038,594
Real estate	28,891		28,891
Policy loans	92,978		92,978
Other long-term investments	2,152,611		2,152,611
Cash, cash equivalents and short-term investments	1,182,364		1,182,364

Total investments	$38,980,979		$38,986,514

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

Transamerica Life Insurance Company
Supplementary Insurance Information
(Dollars in Thousands)
SCHEDULE III

						Benefits,
						Claims
	Future Policy		Policy and			Losses and	Other
	Benefits and	Unearned	Contract	Premium	Net Investment	Settlement	Operating	Premiums
	Expenses	Premiums	Liabilities	Revenue	Income*	Expenses	Expenses*	Written

Year ended December 31, 2007
Individual life	$3,589,561	$—	$24,055	$56,610	$274,448	$84,829	$1,813,371
Individual health	735,347	11,524	26,983	129,011	51,650	155,934	37,813	$129,457
Group life and health	443,821	3,342	23,159	125,794	32,405	106,638	72,145	209,854
Annuity	19,297,739	—	2,730	5,168,514	1,934,693	5,792,586	1,813,485

	$24,066,468	$14,866	$76,927	$5,479,929	$2,293,196	$6,139,987	$3,736,814

Year ended December 31, 2006
Individual life	$3,757,098	$—	$22,168	$331,370	$254,197	$237,374	$1,991,303
Individual health	654,089	12,108	27,846	132,849	41,169	168,879	39,561	$132,054
Group life and health	426,975	3,529	20,792	123,312	28,551	91,478	66,974	200,964
Annuity	23,038,230	—	3,839	4,322,254	2,052,994	4,777,487	1,465,687

	$27,876,392	$15,637	$74,645	$4,909,785	$2,376,911	$5,275,218	$3,563,525

Year ended December 31, 2005
Individual life	$3,733,738	$—	$21,092	$658,856	$231,660	$212,786	$659,658
Individual health	562,473	11,670	22,345	126,590	32,417	146,318	42,532	$127,460
Group life and health	411,648	3,611	28,479	128,286	24,716	124,052	52,140	214,013
Annuity	26,901,713	—	5,628	4,191,485	2,101,261	4,691,047	1,538,213

	$31,609,572	$15,281	$77,544	$5,105,217	$2,390,054	$5,174,203	$2,292,543

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Life Insurance Company
Reinsurance
(Dollars in Thousands)
SCHEDULE IV

					Percentage of
		Ceded to Other	Assumed From Other	Net	Amount Assumed
	Gross Amount	Companies	Companies	Amount	to Net
Year ended December 31, 2007
Life insurance in force	$35,254,514	$6,996,197	$93,241	$28,351,558	0%

Premiums:
Individual life	$1,867,637	$1,814,808	$3,781	$56,610	7
Individual health	129,457	446	—	129,011	0
Group life and health	209,854	84,060	—	125,794	0
Annuity	6,274,446	1,177,802	71,870	5,168,514	1

	$8,481,394	$3,077,116	$75,651	$5,479,929	1%

Year ended December 31, 2006
Life insurance in force	$37,877,300	$6,921,308	$99,276	$31,055,268	0%

Premiums:
Individual life	$2,005,429	$1,678,175	$4,116	$331,370	1%
Individual health	132,054	(795)	—	132,849	0
Group life and health	200,964	77,652	—	123,312	0
Annuity	4,944,401	851,562	229,415	4,322,254	5

	$7,282,848	$2,606,594	$233,531	$4,909,785	5%

Year ended December 31, 2005
Life insurance in force	$44,440,385	$13,277,543	$95,282	$31,258,124	0%

Premiums:
Individual life	$901,447	$246,822	$4,231	$658,856	1%
Individual health	127,460	870	—	126,590	0
Group life and health	214,013	85,727	—	128,286	0
Annuity	5,020,800	947,398	118,083	4,191,485	3

	$6,263,720	$1,280,817	$122,314	$5,105,217	2%

Part C: Other Information
Item 26. Exhibits
(a)	Board of Directors Resolution**

(b)	Custodian Agreements (Not Applicable)

(c)	Underwriting Contracts
i.	a. Amended and Restated Principal Underwriting Agreement [2]
b. Amendment to Underwriting Agreement 7
c. Amendment No. 8 and Novation to Amended And Restated Principal Underwriting Agreement 14
ii.	Selected Broker Agreement [7]
a. Selected Broker Agreement 14
(d)	Contracts
i.	Specimen Variable Adjustable Life Insurance Policy**

ii.	Rider**

iii.	Experience Credits Rider [9]
(e)	Application**
i.	Application [14]
(f)	Depositor’s Certificate of Incorporation and By-Laws
i.	Articles of Incorporation of Transamerica Life Insurance Company [1]

ii.	By-Laws of Transamerica Life Insurance Company[1]
(g)	Reinsurance Contracts
i.	Reinsurance Treaty dated July 1, 2002 [5]
(h)	Participation Agreements
i.	a. Participation Agreement regarding Fidelity Variable Insurance Products Fund [3]
b. Participation Agreement regarding Fidelity Variable Insurance Products Fund II 3
c. Participation Agreement regarding Fidelity Variable Insurance Products Fund III 3
d. Amendment to Participation Agreement regarding Fidelity Variable Insurance Products Fund and Fidelity Variable Insurance Products Fund II 7
e. Amendment to Participation Agreement regarding Fidelity Variable Insurance Products Fund III7
f. Amended and Restated Participation Agreement regarding Fidelity Variable Insurance Products Funds 13
g. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Fidelity Variable Insurance Products Funds 14
ii.	a. Participation Agreement regarding PIMCO Variable Insurance Trust [7]
b. Amendment to Participation Agreement regarding PIMCO Variable Insurance Trust7
c. Amendment to Participation Agreement regarding PIMCO Variable Insurance Trust7
d. Amendment to Participation Agreement regarding PIMCO Variable Insurance Trust 14

e. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding PIMCO Variable Insurance Trust14
iii.	a. Participation Agreement regarding T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. [7]
b. Amendment to Participation Agreement regarding T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. 7
c. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. 14
iv.	a. Participation Agreement regarding Janus Aspen Series [4]
b. Amendment to Participation Agreement regarding Janus Aspen Series7
c. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Janus Aspen Series. 14
v.	a. Participation Agreement regarding INVESCO Variable Investment Funds, Inc. [7]
b. Amendment to Participation Agreement regarding INVESCO Variable Investment Funds, Inc. 7
vi.	a. Participation Agreement regarding Universal Institutional Funds, Inc. [7]
b. Amendment to Participation Agreement regarding Universal Institutional Funds, Inc. 7
c. Amendment to Participation Agreement regarding Universal Institutional Funds, Inc. 7
d. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Universal Institutional Funds Inc. 14
vii.	a. Participation Agreement regarding Vanguard Variable Insurance Funds [7]
b. Amendment to Participation Agreement regarding Vanguard Variable Insurance Funds7
c. Amendment to Participation Agreement regarding Vanguard Variable Insurance Funds7
d. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Vanguard Variable Insurance Funds14
viii.	a. Participation Agreement regarding Royce Capital Fund [7]
b. Amendment to Participation Agreement regarding Royce Capital Fund7
c. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Royce Capital Fund14
ix.	a. Participation Agreement regarding Rydex Variable Trust [7]
b. Amendment to Participation Agreement regarding Rydex Variable Trust7
c. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Rydex Variable Trust14
x.	Participation Agreement regarding Gateway Variable Insurance Trust [7]

xi.	Participation Agreement regarding First Eagle SoGen Variable Funds, Inc. [7]
a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding First Eagle Variable Funds, Inc. 14
xii.	Participation Agreement regarding Third Avenue Variable Insurance Trust[7]
a. a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Third Avenue Variable Insurance Trust14

xiii.	a. Participation Agreement regarding PBHG Insurance Series Fund [7]
b. Amendment to Participation Agreement regarding PBHG Insurance Series Fund7
c. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Old Mutual Insurance Series Fund (formerly, PBHG Insurance Series Fund) 14
xiv.	a. Participation Agreement regarding AIM Variable Insurance Funds[8]
b. Amendment to Participation Agreement regarding AIM Variable Insurance Funds9
c. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding AIM Variable Insurance Funds14
xv.	Participation Agreement regarding Van Eck Worldwide Insurance Trust[9]
a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Van Eck Worldwide Insurance Trust14
xvi.	Participation Agreement regarding American Funds Insurance Series[12]
a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding American Funds Insurance Series14
xvii.	Participation Agreement regarding DWS Investments VIT Funds[14]
(a) Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding DWS Investments VIT Funds14
xviii.	Participation Agreement regarding DFA Investment Dimensions Group Inc. funds. *
a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding DFA Investment Dimensions Group Inc. funds.*
xix.	Participation Agreement regarding Ibbotson ETF Allocation Series *
a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Ibbotson ETF Allocation Series *
b. Amendment to Participation Agreement regarding Ibbotson ETF Allocation Series *
(i)	Administrative Contracts
i.	Third Party Administration and Transfer Agent Agreement [6]
(j)	Other Material Contracts (Not applicable)

(k)	Legal Opinion[7]

(l)	Actuarial Opinion (Not Applicable)

(m)	Calculation (Not Applicable)

(n)	Other Opinions
i.	Consent of Ernst & Young LLP*

ii.	Consent of Sutherland Asbill & Brennan LLP*

iii.	Omitted Financial Statements (Not Applicable)
(o)	Initial Capital Agreements (Not Applicable)

(p)	Redeemability Exemption
i.	Memorandum describing issuance, transfer and redemption procedures[7]

ii.	Memorandum describing issuance, transfer and redemption procedures dated February 1, 2005[11]

iii.	Updated memorandum describing issuance, transfer and redemption procedures[13]
(r)	Power of Attorney
i.	Power of Attorney for Ronald L. Ziegler[14]

ii.	Power of Attorney for Larry N. Norman [14]

iii.	Power of Attorney for Craig D. Vermie [14]

iv.	Power of Attorney for Arthur C. Schneider [14]

v.	Power of Attorney for Brenda K. Clancy [14]

vi.	Power of Attorney for James A. Beardsworth [14]

vii.	Power of Attorney for Eric J. Martin [14]

viii.	Power of Attorney for M. Craig Martin*

*	Filed herewith.

**	Incorporated herein by reference to Initial Filing of this Form N-6 registration statement filed on October 9, 2003. (File No. 333-109579)

[1]	Incorporated herein by reference to Initial Filing of Form N-4 registration statement filed on June 11, 2001. (File No. 333-62738)

[2]	Incorporated herein by reference to the Initial Filing of Form N-4 registration statement filed on August 29, 2002. (File No. 333-98891)

[3]	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 registration statement filed December 6, 1996. (File No. 333-07509)

[4]	Incorporated herein by reference to Post-Effective Amendment No. 3 to Form N-4 registration statement filed April 28, 2000. (File No. 333-26209)

[5]	Incorporated herein by reference to Post-Effective Amendment No. 12 to Form N-6 registration statement filed April 21, 2003. (File No. 333-57681)

[6]	Incorporated herein by reference to Post-Effective Amendment No. 11 to Form N-6 registration statement filed February 4, 2003. (File No. 333-57681)

[7]	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-6 registration statement filed January 16, 2004. (File No. 333-109579)

[8]	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form S-6 registration statement filed December 23, 1999. (File No. 333-87023)

[9]	Incorporated herein by reference to Post-Effective Amendment No. 1 to Form N-6 registration statement filed April 30, 2004. (File No. 333-109579)

[10]	Incorporated herein by reference to N-4 registration statement filed June 17, 2004. (File No. 333-116562)

[11]	Incorporated herein by reference to Post-Effective Amendment No. 2 to Form N-6 registration statement filed February 24, 2005. (File No. 333-109579)

[12]	Incorporated herein by reference to Post-Effective Amendment No. 3 to Form N-6 registration statement filed April 29, 2005. (File No. 333-109579)

[13]	Incorporated herein by reference to Post-Effective Amendment No. 4 to Form N-6 registration statement filed April 27, 2006 (File No. 333-109579)

[14]	Incorporated herein by reference to Post-Effective Amendment No. 5 to Form N-6 registration statement filed April 27, 2007 (File No. 333-109579)

Item 27. Directors and Officers of the Depositor

	Principal Business
Name	Address		Position
Larry N. Norman Ronald L. Ziegler	(1 (1	) )	Director, Chairman of the Board and President Director and Vice President
Craig D. Vermie	(1)		Director, Senior Vice President, Secretary, and General Counsel
Arthur C. Schneider	(1)		Director, Senior Vice President and Chief Tax Officer
Brenda K. Clancy	(1)		Director, Executive Vice President, and Chief Operations Officer
M. Craig Fowler	(2)		Treasurer and Vice President
Eric J. Martin	(1)		Vice President and Corporate Controller

(1)	4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001

(2)	400 West Market Street, Louisville, KY 40202

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Academy Alliance Holdings Inc.	Canada	100% Creditor Resources, Inc.	Holding company
Academy Alliance Insurance Inc.	Canada	100% Creditor Resources, Inc.	Insurance
ADB Corporation, L.L.C.	Delaware	100% AUSA Holding Company	Special purpose limited Liability company
AEGON Alliances, Inc.	Virginia	100% Benefit Plans, Inc.	Insurance company marketing support
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor
AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Canada Inc. (“ACI”)	Canada	100% TIHI	Holding company
AEGON Capital Management, Inc.	Canada	100% AEGON Canada Inc.	Portfolio management company/investment advisor
AEGON Dealer Services Canada, Inc.	Canada	100% National Financial Corporation	Mutual fund dealership
AEGON Derivatives N.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Direct Marketing Services, Inc.	Maryland	Monumental Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services Australia Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company
AEGON Direct Marketing Services e Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
AEGON Direct Marketing Services Europe Ltd.	United Kingdom	100% Cornerstone International Holdings, Ltd.	Marketing
AEGON Direct Marketing Services Hong Kong Limited	China	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business
AEGON Direct Marketing Services Japan K.K.	Japan	100% AEGON DMS Holding B.V.	Marketing company
AEGON Direct Marketing Services Korea Co., Ltd.	Korea	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Direct Marketing Services, Inc.	Taiwan	100% AEGON DMS Holding B.V.	Authorized business: Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government
AEGON Direct Marketing Services (Thailand) Ltd.	Thailand	93% Transamerica International Direct Marketing Consultants, LLC; remaining 7% held by various AEGON employees	Marketing of insurance products in Thailand
AEGON DMS Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Co.	Marketing
AEGON Fund Management, Inc.	Canada	100% AEGON Canada Inc.	Mutual fund manager
AEGON Funding Corp.	Delaware	100% AEGON USA, Inc.	Issue debt securities-net proceeds used to make loans to affiliates
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON International B.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Ireland Services Limited	Ireland	100% AEGON Ireland Holding B.V.	Provides the services of staff and vendors to AEGON Financial Assurance Ireland, Limited and AEGON Global Institutional Markets, PLC
AEGON Life Insurance Agency	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan)	Life insurance
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (42.54%); Transamerica Occidental Life Insurance Company (21.38%); Monumental Life Insurance Company (20.54%); Life Investors Insurance Company of America (15.54%)	Investment vehicle for securities lending cash collaterol
AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company
AEGON Direct Marketing Services e Corretora de Seguros de Vida Ltda.	Brazil	749,000 quotes shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International N.V.	Brokerage company
AEGON N.V.	Netherlands	22.238% of Vereniging AEGON Netherlands Membership Association	Holding company
AEGON Nederland N.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Nevak Holding B.V.	Netherlands	100% AEGON N.V.	Holding company

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business
AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies
AEGON U.S. Corporation	Iowa	AEGON U.S. Holding Corporation owns 12,962 shares; AEGON USA, Inc. owns 3,238 shares	Holding company
AEGON U.S. Holding Corporation	Delaware	1056 shares of Common Stock owned by Transamerica Corp.; 225 shares of Series A Voting Preferred Stock owned by Transamerica Corporation	Holding company
AEGON USA Investment Management, LLC	Iowa	100% AEGON USA, Inc.	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, Inc.	Iowa	100% AUSA Holding Co,	Administrative and investment services
AEGON USA Travel and Conference Services LLC	Iowa	100% Money Services, Inc.	Travel and conference services
AEGON USA, Inc.	Iowa	10 shares Series A Preferred Stock owned by AEGON U.S Holding Corporation; 150,000 shares of Class B Non-Voting Stock owned by AEGON U.S. Corporation; 120 shares Voting Common Stock owned by AEGON U.S Corporation	Holding company
AEGON/Transamerica Series Trust	Delaware	100% AEGON/Transamerica Fund Advisors, Inc.	Mutual fund
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive
ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Fifteen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Five LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate
American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company
Ampac, Inc.	Texas	100% Academy Insurance Group, Inc.	Managing general agent
Apple Partners of Iowa LLC	Iowa	Member: Monumental Life Insurance Company	Hold title on Trustee’s Deeds on secured property
ARC Reinsurance Corporation	Hawaii	100% Transamerica Corp,	Property & Casualty Insurance

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business
ARV Pacific Villas, A California Limited Partnership	California	General Partners — Transamerica Affordable Housing, Inc. (0.5%); Non-Affiliate of AEGON, Jamboree Housing Corp. (0.5%). Limited Partner: TOLIC (99%)	Property
Asia Investments Holdings, Limited	Hong Kong	99% TOLIC	Holding company
AUSA Holding Company	Maryland	100% AEGON USA, Inc.	Holding company
AUSACAN LP	Canada	General Partner — AUSA Holding Co. (1%); Limited Partner — First AUSA Life Insurance Company (99%)	Inter-company lending and general business
Bankers Financial Life Ins. Co.	Arizona	Class B Common stock is allocated 75% of total cumulative vote — AEGON USA, Inc. Class A Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
Bay Area Community Investments I, LLC	California	70% LIICA; 30% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Beijing Dafu Insurance Agency Co. Ltd.	Peoples Republic of China	10% owned by WFG China Holdings, Inc.; 90% owned by private individual (non-AEGON associated), Chen Jun	Insurance Agency
Canadian Premier Holdings Ltd.	Canada	100% AEGON DMS Holding B.V.	Holding company
Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company
Capital General Development Corporation	Delaware	2.64 shares of common stock owned by AEGON USA, Inc.; 18.79 shares of common stock owned by Commonwealth General Corporation	Holding company
CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, Inc.	Special purpose
Clark/Bardes (Bermuda) Ltd.	Bermuda	100% Clark, Inc.	Insurance agency
Clark, Inc.	Delaware	100% AUSA Holding Company	Holding company
Clark Consulting, Inc.	Delaware	100% Clark, Inc.	Financial consulting firm
Clark Investment Strategies, inc.	Delaware	100% Clark Consulting, Inc.	Registered investment advisor
Clark Securities, Inc.	California	100% Clark Consulting, Inc.	Broker-Dealer
COLI Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Inactive
Commonwealth General Corporation (“CGC”)	Delaware	AEGON U.S. Corporation owns 100 shares; AEGON USA, Inc. owns 5 shares	Holding company
Consumer Membership Services Canada Inc.	Canada	100% Canadian Premier Holdings Ltd.	Marketing of credit card protection membership services in Canada
Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company
CRC Creditor Resources Canadian Dealer Network Inc.	Canada	100% Creditor Resources, Inc.	Insurance agency
CRG Fiduciary Services, Inc.	California	100% Clark Consulting, Inc.	Inactive
CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance
CRI Canada Inc.	Canada	100% Creditor Resources, Inc.	Holding company
CRI Credit Group Services Inc.	Canada	100% Creditor Resources, Inc.	Holding company
CRI Systems, Inc.	Maryland	100% Creditor Resources, Inc.	Technology
Diversified Actuarial Services, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting
Diversified Investment Advisors, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor
Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer
ECB Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Inactive
Edgewood IP, LLC	Iowa	100% TOLIC	Limited liability company
Executive Benefit Services, Inc.	California	100% Clark Consulting, Inc.	Inactive
FGH Eastern Region LLC	Delaware	100% FGH USA LLC	Real estate
FGH Realty Credit LLC	Delaware	100% FGH Eastern Region LLC	Real estate
FGH USA LLC	Delaware	100% RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate
FGP Burkewood, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Bush Terminal, Inc.	Delaware	100% FGH Realty Credit LLC	Real estate
FGP Franklin LLC.	Delaware	100% FGH USA LLC	Real estate
FGP Herald Center, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Heritage Square, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Islandia, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Merrick, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP West 32nd Street, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Street LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate
Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary
Financial Resources Insurance Agency of Texas	Texas	100% owned by Dan Trivers, VP & Director of Operations of Transamerica Financial Advisors, Inc., to comply with Texas insurance law	Retail sale of securities products
First FGP LLC	Delaware	100% FGH USA LLC	Real estate
Flashdance, LLC	New York	100% Transamerica Occidental Life Insurance Company	Broadway production
Fourth & Market Funding, LLC	Delaware	100% Commonwealth General Corporation	Investments
Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100% Life Investors Insurance Company of America	Investments
Garnet Assurance Corporation II	Iowa	100% Monumental Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments I, LLC	Delaware	100% Life Investors Insurance Company of America	Securities
Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities
Garnet Community Investments III, LLC	Delaware	100% Transamerica Occidental Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet LIHTC Fund I, LLC	Delaware	Members: Garnet Community Investments I, LLC (0.01%); Goldenrod Asset Management, Inc.—a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (0.01%); Metropolitan Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Garnet LIHTC Fund XI, LLC	Delaware	100% Garnet Community Investments XI, LLC	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); Washington Mutual Bank (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Washington Mutual Bank, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate (68.10%); Norlease, Inc., a non-AEGON affiliate (31.89%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Washington Mutual Bank, a non-AEGON affilaite (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Norlease, Inc., a non-AEGON affilaite (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XV, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XVII, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Gemini Investments, Inc.	Delaware	100% TLIC	Investment subsidiary
Global Preferred Re Limited	Bermuda	100% GPRE Acquisition Corp.	Reinsurance
Global Premier Reinsurance Company, Ltd.	British Virgin	100% Commonwealth General Corporation	Reinsurance company
GPRE Acquisition Corp.	Delaware	100% AEGON N.V.	Acquisition company
Hott Feet Development LLC	New York	100% Transamerica Occidental Life Insurance Company	Broadway production
In the Pocket LLC	New York	100% Transamerica Occidental Life Insurance Company	Broadway production
Innergy Lending, LLC	Delaware	50% World Financial Group, Inc.; 50% ComUnity Lending, Inc.(non-AEGON entity)	Lending
InterSecurities, Inc.	Delaware	100% AUSA Holding Co.	Broker-Dealer

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Leases business equipment
Iowa Fidelity Life Insurance Co.	Arizona	Ordinary common stock is allowed 60% of total cumulative vote — AEGON USA, Inc. Participating common stock (100% owned by non-AEGON shareholders) is allowed 40% of total cumulative vote.	Insurance
JMH Operating Company, Inc.	Mississippi	100% Monumental Life Insurance Company	Real estate holdings
Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company
Life Investors Alliance, LLC	Delaware	100% LIICA	Purchase, own, and hold the equity interest of other entities
Life Investors Financial Group, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
Life Investors Insurance Company of America	Iowa	679,802 shares Common Stock owned by AEGON USA, Inc.; 504,033 shares Series A Preferred Stock owned by AEGON USA, Inc.	Insurance
LIICA Holdings, LLC	Delaware	Sole Member: Life Investors Insurance Company of America	To form and capitalize LIICA Re I, Inc.
LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company
LIICA Re II, Inc.	Vermont	100% Life Investors Insurance Company of America	Captive insurance company
Massachusetts Fidelity Trust Co.	Iowa	100% AUSA Holding Co.	Trust company
Merrill Lynch Life Insurance Company	Arkansas	100% AEGON USA, Inc.	Insurance company
ML Life Insurance Company of New York	New York	100% AEGON USA, Inc.	Insurance company
Money Concepts (Canada) Limited	Canada	100% National Financial Corporation	Financial services, marketing and distribution
Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies
Monumental General Administrators, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Provides management services to unaffiliated third party administrator
Monumental General Insurance Group, Inc.	Maryland	100% AUSA Holding Co.	Holding company
Monumental Life Insurance Company	Iowa	99.72% Capital General Development Corporation; .28% Commonwealth General Corporation	Insurance Company
nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
National Association Management and Consultant Services, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services
National Financial Corporation	Canada	100% AEGON Canada, Inc.	Holding company
National Financial Insurance Agency, Inc.	Canada	100% 1488207 Ontario Limited	Insurance agency
NEF Investment Company	Calfornia	100% TOLIC	Real estate development
New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity
Penco, Inc.	Ohio	100% AUSA Holding Company	Record keeping

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Pensaprima, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
Peoples Benefit Services, Inc.	Pennsylvania	100% Stonebridge Life Insurance Company	Special-purpose subsidiary
Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
Premier Solutions Group, Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Primus Guaranty, Ltd.	Bermuda	Partners are: Transamerica Life Insurance Company (13.1%) and non-affiliates of AEGON: XL Capital, Ltd. (34.7%); CalPERS/PCG Corporate Partners Fund, LLC (13.0%); Radian Group (11.1%). The remaining 28.1% of stock is publicly owned.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
Prisma Holdings, Inc. I	Delaware	100% AUSA Holding Co.	Holding company
Prisma Holdings, Inc. II	Delaware	100% AUSA Holding Co.	Holding company
Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corp.	Property & Casualty Insurance
Quantitative Data Solutions, LLC	Delaware	100% TOLIC	Special purpose corporation
RCC North America LLC	Delaware	100% AEGON USA, Inc.	Real estate
Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: 38.356% Transamerica Life Insurance Co.; 34.247% TOLIC; 18.356% LIICA; 6.301% Monumental Life Insurance Co.; 2.74% Transamerica Financial Life Insurance Co.	Real estate alternatives investment
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members: 59.5% Transamerica Life Insurance Co.; 30.75% TOLIC; 22.25%; Transamerica Financial Life Insurance Co.; 2.25% Stonebridge Life Insurance Co.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members: 30.4% Transamerica Life Insurance Company.; 23% Transamerica Occidental Life Insurance Company; 1% Stonebridge Life Insurance Company; 11% Life Investors Insurance Company of America; 19% Monumental Life Insurance Company	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	33.4% owned by Life Investors Insurance Company of America; 10% owned by Transamerica Occidental Life Insurance Company; 41.4% owned by Monumental Life Insurance Company; 9.4% owned by Transamerica Financial Life Insurance Company; 1% owned by Stonebridge Life Insurance Company	Real estate alternatives investment

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	34% owned by Transamerica Life Insurance Company; 30% owned by Transamerica Occidental Life Insurance Company; 32% owned by Monumental Life Insurance Company; 4% owned by Transamerica Financial Life Insurance Company	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	34% owned by Transamerica Life Insurance Company; 30% owned by Transamerica Occidental Life Insurance Company; 32% owned by Monumental Life Insurance Company; 4% owned by Transamerica Financial Life Insurance Company	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 5 NR, LLC	Delaware	Manager: AEGON USA Realty Advisors, Inc.	Real estate investments
Real Estate Alternatives Portfolio 5 RE, LLC	Delaware	Manager: AEGON USA Realty Advisors, Inc.	Real estate investments
Realty Information Systems, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Information Systems for real estate investment management
Retirement Project Oakmont	CA	General Partners: Transamerica International Holdings, Inc. ; TOLIC; Transameirca Oakmont Retirement Associates, a CA limited partnership. Co-General Partners of Transamerica Oakmont Retirement Associates are Transamerica Oakmont Corp. and Transamerica Products I (Administrative General Partner).	Senior living apartment complex
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
Second FGP LLC	Delaware	100% FGH USA LLC	Real estate
Selient Inc.	Canada	100% Canadian Premier Holdings Ltd.	Application service provider providing loan origination platforms to Canadian credit unions.
Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Holding company
Southwest Equity Life Ins. Co.	Arizona	Voting common stock is allocated 75% of total cumulative vote — AEGON USA, Inc. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, Inc.	Insurance company
Stonebridge Group, Inc.	Delaware	100% Commonwealth General Corporation	General purpose corporation
Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company
Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
TA Air XI, Corp.	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
TAH-MCD IV, LLC	Iowa	100% Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership
TBK Insurance Agency of Ohio, Inc.	Ohio	500 shares non-voting common stock owned by Transamerica Financial Advisors, Inc.; 1 share voting common stock owned by James Krost	Variable insurance contract sales in state of Ohio
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Employment, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Used for payroll for employees at TFC
The AEGON Trust Advisory Board: Donald J. Shepard, Joseph B.M. Streppel, Alexander R. Wynaendts, and Craig D. Vermie	Delaware	AEGON International B.V.	Voting Trust
The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate
TIHI Mexico, S. de R.L. de C.V.	Mexico	95% TIHI; 5% TOLIC	To render and receive all kind of administrative, accountant, mercantile and financial counsel and assistance to and from any other Mexican or foreign corporation, whether or not this company is a shareholder of them
Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable Housing, Inc.	California	100% TRS	General partner LHTC Partnership
Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements
Transamerica Asset Management, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns 23%	Fund advisor
Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer
Transamerica Commercial Finance Corporation, I	Delaware	100% TFC	Holding company
Transamerica Consultora Y Servicios Limitada	Chile	95% TOLIC; 5% Transamerica International Holdings, Inc.	Special purpose limited liability corporation
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation (Oregon)	Oregon	100% Transamerica Corp.	Holding company
Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company
Transamerica Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Transamerica Direct Marketing Group-Mexico Servicios S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
Transamerica Direct Marketing Services Korea Ltd.	Korea	99% AEGON DMS Holding B.V.: 1% AEGON International B.V.	Marketing company
Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance
Transamerica Finance Corporation (“TFC”)	Delaware	100% Transamerica Corp.	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	100% Transamerica International Holdings, Inc.	Broker/dealer
Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, Inc.; 12.60% TOLIC	Insurance
Transamerica Financial Resources Insurance Agency of Alabama, Inc.	Alabama	100% Transamerica Financial Advisors, Inc.	Insurance agent & broker
Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing
Transamerica Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company
Transamerica Home Loan	California	100% Transamerica Finance Corporation	Consumer mortgages
Transamerica Funds	Delaware	100% InterSecurities, Inc.	Mutual fund
Transamerica Income Shares, Inc.	Maryland	100% AEGON/Transamerica Fund Advisers, Inc.	Mutual fund
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Group, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Marketing arm for sale of mass marketed insurance coverage
Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, Inc.	Investments
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, Inc.	Reinsurance
Transamerica Investment Management, LLC	Delaware	80% Transamerica Investment Services, Inc. as Original Member; 20% owned by Professional Members (employees of Transamerica Investment Services, Inc.)	Investment advisor
Transamerica Investment Services, Inc. (“TISI”)	Delaware	100% Transamerica Corp.	Holding company
Transamerica Investors, Inc.	Maryland	100% Transamerica Investment Management, LLC	Advisor
Transamerica Leasing Holdings, Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Occidental Life Insurance Company	Long-term life insurer in Bermuda — - will primarily write fixed universal life and term insurance

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Transamerica Life Canada	Canada	AEGON Canada Inc. owns 9,600,000 shares of common stock; AEGON International N.V. owns 3,568,941 shares of common stock and 184,000 shares of Series IV Preferred stock.	Life insurance company
Transamerica Life Insurance Company	Iowa	316,955 shares Common Stock owned by Transamerica Occidental Life Insurance Company; 87,755 shares Series B Preferred Stock owned by AEGON USA, Inc.	Insurance
Transamerica Life Solutions, LLC	Delaware	Investors Warranty of America, Inc. — sole member	Provision of marketing, training, educational, and support services to life insurance professionals relating to the secondary market for life insurance, primarily through its affiliation with LexNet, LP, a life settlements marketplace.
Transamerica Minerals Company	California	100% TRS	Owner and lessor of oil and gas properties
Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties
Transamerica Oakmont Retirement Associates	California	Co-General Partners are Transamerica Oakmont Corporation and Transamerica Products I (Administrative General Partner)	Senior living apartments
Transamerica Occidental Life Insurance Company (“TOLIC”)	Iowa	1,104,117 shares Common Stock owned by Transamerica International Holdings, Inc.; 1,103,466 shares of Preferred Stock owned by Transamerica Corporation	Life Insurance
Transamerica Occidental’s Separate Account Fund C	California	100% TOLIC	Mutual fund
Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Transamerica Corp.	Life insurance
Transamerica Pyramid Properties LLC	Iowa	100% TOLIC	Realty limited liability company
Transamerica Re Consultoria em Seguros e Servicos Ltda	Brazil	95% TOLIC; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting
Transamerica Realty Investment Properties LLC	Delaware	100% TOLIC	Realty limited liability company
Transamerica Realty Services, LLC (“TRS”)	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate investments
Transamerica Retirement Management, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life Insurance and underwriting services
Transamerica Securities Sales Corporation	Maryland	100% Transamerica International Holdings, Inc.	Broker/Dealer
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Trailer Leasing AG	Switzerland	100% Transamerica Leasing Holdings, Inc.	Leasing
Transamerica Trailer Leasing Sp. Z.O.O.	Poland	100% Transamerica Leasing Holdings, Inc.	Leasing
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Unicom Administrative Services, Inc.	Pennsylvania	100% Academy Insurance Group, Inc.	Provider of administrative services
United Financial Services, Inc.	Maryland	100% AEGON USA, Inc.	General agency
Universal Benefits Corporation	Iowa	100% AUSA Holding Co.	Third party administrator
USA Administration Services, Inc.	Kansas	100% TOLIC	Third party administrator
Valley Forge Associates, Inc.	Pennsylvania	100% Commonwealth General Corporation	Furniture & equipment lessor
Westcap Investors, LLC	Delaware	100% Transamerica Investment Management, LLC	Inactive
Westcap Investors Series Fund, LLC	Delaware	Transamerica Investment Management, LLC is the Managing Member	This Series Fund is an unregistered investments vehicle for Transamerica Investment Management, LLC (former Westcap Investors, LLC) clients are Members
Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, Inc.	Insurance
Westport Strategies, LLC	Delaware	AUSA Holding Company — sole Member	Provide administrative and support services, including but not limited to plan consulting, design and administration in connection with retail insurance brokerage business as carried on by producers related to corporate-owned or trust-owned life insurance policies
WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing
WFG Property & Casualty Insurance Agency of California, Inc.	California	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency
WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency
WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Reinsurance Limited	Bermuda	100% World Financial Group, Inc.	Reinsurance
WFG Securities of Canada, Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Holding Company of Canada Inc.	Canada	100% TIHI	Holding company
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business
World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-dealer
Zahorik Company, Inc.	California	100% AUSA Holding Co.	Inactive
Zero Beta Fund, LLC	Delaware	Manager: AEGON USA Investment Management, LLC	Aggregating vehicle formed to hold various fund investments.
Item 29. Indemnification
The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies producers for determining when indemnification payments can be made.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriters
(a)	Transamerica Capital, Inc. serves as the principal underwriter for:
Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA P, Separate Account VA Q, Separate Account VA R, Separate Account VA S, Separate Account VA W, Separate Account VA X, Separate Account VA Y; Separate Account VA Z, Separate Account VA-1, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Transamerica Corporate Separate Account Sixteen, Separate Account VL A and Separate Account VUL A. These accounts are separate accounts of Transamerica Life Insurance Company.
Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA GNY, Separate Account VA QNY, Separate Account VA WNY, Separate Account VA YNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account. These accounts are separate accounts of Transamerica Financial Life Insurance Company.
Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA-2L, Separate Account VA-5, and Transamerica Occidental Life Separate Account VUL-3. These accounts are separate accounts of Transamerica Occidental Life Insurance Company.
Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, Separate Account VA WM, and Separate Account VL E. This account is a separate account of Monumental Life Insurance Company.
Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II. These accounts are separate accounts of Merrill Lynch Life Insurance Company.
Transamerica Capital, Inc. also serves as principal underwriter for ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II. These accounts are separate accounts of ML Life Insurance Company of New York.
Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds and Transamerica Investors, Inc.

(b) Directors and Officers of Transamerica Capital, Inc.:

	Principal
Name	Business Address	Position and Offices with Underwriter

Robert R. Frederick	(1)	Chief Operations Officer, President and Director

John T. Mallett	(1)	Director

Mark W. Mullin	(1)	Director

Lon J. Olejniczak	(1)	Chief Executive Officer and Director

Michael W. Brandsma	(2)	Executive Vice President and Chief Financial Officer

David R. Paulsen	(2)	Executive Vice President

Michael G. Petko	(2)	Executive Vice President

Anne M. Spaes	(3)	Executive Vice President and Chief Marketing Officer

Frank A. Camp	(1)	Secretary

Amy J. Boyle	(4)	Assistant Vice President

John W. Fischer	(4)	Assistant Vice President

Clifton W. Flenniken, III	(5)	Assistant Vice President

Dennis P. Gallagher	(4)	Assistant Vice President

Linda S. Gilmer	(1)	Vice President

Karen D. Heburn	(4)	Vice President

Kyle A. Keelan	(4)	Assistant Vice President

Christy Post-Rissin	(4)	Assistant Vice President

Brenda L. Smith	(4)	Assistant Vice President

Darin D. Smith	(1)	Assistant Vice President

	Principal
Name	Business Address	Position and Offices with Underwriter
Arthur D. Woods	(4)	Assistant Vice President

Tamara D. Barkdoll	(2)	Assistant Secretary

Erin K. Burke	(1)	Assistant Secretary

Jeffrey Eng	(6)	Assistant Secretary

(1)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001

(2)	4600 S Syracuse St, Suite 1100, Denver, CO 80237-2719

(3)	400 West Market Street, Louisville, KY 40202

(4)	570 Carillon Parkway, St. Petersburg, FL 33716

(5)	1111 North Charles Street, Baltimore, MD 21201

(6)	600 S. Hwy 169, Suite 1800, Minneapolis, MN 55426

(c) Compensation to Principal Underwriter:

	Net Underwriting	Compensation
	Discounts and	on	Brokerage
Name of Principal Underwriter	Commissions	Redemption	Commissions	Compensation
AFSG Securities Corporation(1)(2)	$698,259	None	N/A	N/A0
Transamerica Capital, Inc. (1)(2)	$1,229,222	None	N/A	N/A

(1)	Effective May 1, 2007, Transamerica Capital, Inc. replaced AFSG Securities Corporation as principal underwriter for the policies.

(2)	Fiscal Year 2007

Item 31.	Location of Accounts and Records
All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Transamerica Life Insurance Company, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499.

Item 32.	Management Services (Not Applicable)

Item 33.	Fee Representation
Transamerica Life Insurance Company (“Transamerica Life”) hereby represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Life.

SIGNATURES
          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements for effectiveness pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Cedar Rapids, and State of Iowa, on the 28th day of April, 2008.

TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN (Registrant)
By
	Name:	Larry N. Norman*
	Title:	President

TRANSAMERICA LIFE INSURANCE COMPANY (Depositor)
By
	Name:	Larry N. Norman*
	Title:	President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

	Director, President and Chairman of the Board	04-28-08

Larry N. Norman*
	Director and Vice President	04-28-08

Ronald L. Ziegler*
	Director, Senior Vice President, Secretary and General Counsel	04-28-08

Craig D. Vermie*
	Director, Senior Vice President and Chief Tax Officer	04-28-08

Arthur C. Schneider*
	Director, Executive Vice President, and Chief Operations Officer	04-28-08

Brenda K. Clancy*
	Treasurer and Vice President	04-28-08

M. Craig Fowler*
	Corporate Controller and Vice President	04-28-08

Eric J. Martin*

/s/ Karen J. Epp

*	Signed by Karen J. Epp as Attorney in Fact

Exhibit Index
Item 26(h). Participation Agreements.
xviii.	Participation Agreement regarding DFA Investment Dimensions Group Inc. funds

a.	Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding DFA Investment Dimensions Group Inc. funds

xix.	Participation Agreement regarding Ibbotson ETF Allocation Series

a.	Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Ibbotson ETF Allocation Series

b.	Amendment to Participation Agreement regarding Ibbotson ETF Allocation Series
Item 26(n). Other Opinions.
i.	Consent of Ernst & Young LLP

ii.	Consent of Sutherland Asbill & Brennan LLP
Item 26(r) Power of Attorney.
viii.	Power of Attorney for M. Craig Fowler